UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

  Investment Company Act file number   811-21714

                                                     MML Series Investment Fund II

                                               (Exact name of registrant as specified in charter)

  100 Bright Meadow Blvd., Enfield, CT                             06082

                    (Address of principal executive offices)                                                     (Zip code)

  Brian Haendiges

  100 Bright Meadow Blvd., Enfield, CT                             06082

                                                                      (Name and address of agent for service)

  Registrant’s telephone number, including area code:      (860) 562-1000

  Date of fiscal year end:    12/31/2016

  Date of reporting period:    12/31/2016

Item 1. Reports to Stockholders.

MML Series Investment Fund II
Annual Report

MML Blend Fund

MML Equity Fund

MML Managed Bond Fund

MML U.S. Government Money Market Fund

This annual report pertains to certain funds offered through the Series. Your variable product prospectus will list which of these funds are available through your variable product.

December 31, 2016

MassMutual FINANCIAL GROUP®

We'll help you get there.®

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MML Series Investment Fund II. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

MML Series Investment Fund II – President’s Letter to Shareholders (Unaudited)

To Our Shareholders

Brian Haendiges

“MassMutual believes that changing market conditions are a way of life for retirement investors – but these same conditions have the potential to reward patient investors who maintain a long-term perspective, instead of reacting to short-term market movements.”

December 31, 2016

Continued strength in U.S. markets in a challenging market environment

I am pleased to present you with the MML Series Investment Fund II Annual Report, covering the year ended December 31, 2016 (the “fiscal year”). Domestic stocks outperformed most international equities during the fiscal year, as a strong market environment in the U.S. accelerated. Much of the strength occurred late in the reporting period, due to the surprising Republican victory in the race for the White House – as investors were buoyed by President-elect Trump’s promises for tax abatements and infrastructure spending. Economic difficulties elsewhere in the world – such as the challenging interest rate environment in Japan, uncertainty in Europe and the United Kingdom’s surprising Brexit vote that ratified an eventual exit from the European Union – had virtually no impact on U.S. stock indexes. Nevertheless, during the reporting period, recurring market volatility served as a general reminder for investors that market conditions are cyclical and can change anytime.

In MassMutual’s view, the ongoing uncertainties in markets today highlight the importance of taking a long-term perspective and not reacting to current events or short-term market changes. We also believe retirement investors who follow certain investment guidelines, such as the ones below, may increase their chances of reaching their retirement income goals.

Suggestions for retirement investors under any market conditions

Contribute as much as you can

While it is impossible to control your investments’ performance, you can control how often and how much you save. Contributing to your retirement account on a regular basis and increasing your contribution level as often as you are able, may be one way to help you realize your long-term investment objectives.*

Continue to invest

Some of the most sophisticated investors believe that individuals who can withstand a market downturn have the potential to be rewarded by accumulating larger positions at more favorable prices (relative to those who do not continue investing during a down market). That’s why most financial professionals believe it’s important to stay in the market, regardless of short-term results.

Time may be on your side

For most people, investing for retirement occurs over many decades. While retirement investors often know that the financial markets will be volatile from time to time, seasoned investors tend to understand the wisdom of taking a long-term approach. They know that this can help them navigate the market’s downturns, leverage its upturns, and successfully grow their account balances.

Monitor your asset allocation and diversify

Stocks, bonds, and short-term/money market investments are investment types that typically behave differently depending upon the economic and market environment. Each of these categories contains an even greater array of sub-categories, such as small-cap stocks, international stocks, and high-yield bonds. Many financial professionals believe that investors can take advantage of different opportunities in the market and reduce the risk of over-exposure to one or two poorly performing investment types by maintaining a portfolio that includes a mix of investment types and sub-categories.

*	Systematic investing and asset allocation do not ensure a profit or protect against loss in a declining market. Systematic investing involves continuous investment in securities regardless of fluctuating price levels. Investors should consider their ability to continue investing through periods of low price levels.

(Continued)

1

MML Series Investment Fund II – President’s Letter to Shareholders (Unaudited) (Continued)

Make informed choices and seek professional guidance

Many financial advisors will suggest that retirement investors select an appropriate combination of investments that aligns with their retirement income goals. Doing so can help you weather the inevitable ups and downs of the markets.

For retirement investors who work with a financial professional

If you work with a financial professional, this may be an excellent time to contact him or her for assistance in assessing whether or not you:

•	are saving enough for retirement based on your long-term needs;

•	are invested properly, based on your goals and objectives and where you are in your retirement planning journey; and

•	feel you are taking the right steps to help reduce the risk you could outlive your retirement savings.

Protect who matters most

MassMutual believes that nothing matters more than the safety and well-being of your loved ones. That’s why we have always been committed to helping our customers put themselves on the path to a more secure financial future. And it’s why we have always encouraged retirement investors to maintain perspective over the long term. In our view, changing market conditions are a way of life for retirement investors, but these same conditions have the potential to reward patient investors who maintain a long-term perspective, instead of reacting to short-term market movements. Thank you for your continued trust in MassMutual.

Sincerely,

Brian Haendiges

President

The information provided is the opinion of MassMutual Funds Investment Management Group as of 1/1/17 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

2

MML Series Investment Fund II – Economic and Market Overview (Unaudited)

December 31, 2016

Economic Overview and Market Commentary

We note three significant and unexpected events that were followed by meaningful market movements in 2016. The first followed Federal Reserve (Fed) Board Chair Janet Yellen’s testimony before the U.S. Senate Committee on Banking, Housing, and Urban Affairs on February 11, 2016, where she confirmed a “slower for longer” plan for interest rate hikes going forward. The second followed the United Kingdom’s surprising June 23 referendum to leave the European Union – commonly referred to as “Brexit” (an abbreviation for “British exit”). The third followed Donald J. Trump’s election as the 45th President of the United States on November 8.

Throughout 2016, the initially sluggish domestic economy started to return more positive reports as modest gross domestic product (GDP) estimates were revised upward. (GDP reflects the total value of goods and services produced in the United States.) Investors responded favorably and domestic equity markets delivered broad positive returns for the fiscal year. Equity returns in the foreign and emerging markets ended the year more mixed.

For the year, the Dow Jones Industrial AverageSM (Dow) grew 16.50% and the broader S&P 500® Index (S&P 500) of large-capitalization U.S. stocks gained 11.96%. The technology-focused NASDAQ Composite® Index managed an 8.87% return, as tech stocks lagged the other indexes following the U.S. election. Small-cap equities outperformed for the year, with the Russell 2000® Index of small-capitalization stocks adding 21.31%. In foreign markets, the MSCI EAFE® Index, a barometer for foreign stocks in developed markets, gained only 1.00%, though the MSCI Emerging Markets Index, a measure of the performance of emerging stock markets throughout the world, rose 11.19%.* While developed foreign markets struggled under the weight of Brexit and longer-term fiscal burdens, emerging markets derived more of their value from domestic interactions and benefited more from that alignment.

Bonds performed well for much of the year, but dropped sharply following the U.S. election, as investors tried to anticipate what political policy might mean for bond markets in 2017 and beyond. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of the U.S. investment-grade bond markets, rose as much as 6% in July, but ended the year up only 2.65%. The performance of shorter-term debt investments continued to reflect the unrelenting low interest rate environment. Yields on the 2-year U.S. Treasury bond closed the year at 1.19%, while 10-year Treasury bonds yielded 2.44% at year end. These higher year-over-year yields reflect the turbulence in the fixed-income markets following the U.S. election. A “risk-on” environment developed as the year unfolded and high-yield bonds benefited. The Bloomberg Barclays U.S. Corporate High-Yield Index, which measures the performance of fixed-rate, below-investment-grade debt from corporate sectors, returned 17.13%.*

These returns were not without market volatility and surprises, however. Before rebounding, major indexes fell sharply through January and into February – until the Fed’s announcement triggered a more sustained period of growth. Markets stuttered briefly in May over concerns that Apple might not be able to sustain its growth in the smartphone market. Following a brief post-Brexit drop in late June, neither the surprising Brexit outcome nor global economic turbulence could disrupt the upward momentum in U.S. markets. Particularly noteworthy is the fact that domestic equity markets added nearly half of their annual returns in the final seven weeks of the year, as investors cheered President-elect Trump’s promises for tax abatements and infrastructure spending.

Q1 2016 – The inflection point

Headwinds affecting markets in late 2015 continued into January and early February of 2016. China’s slowing economy and falling crude oil prices, along with a weak January employment report, stoked fears that a U.S. recession could be on the near-term horizon. By February 11, the S&P 500 had dropped to 1,810. At this point, Fed Chair Janet Yellen signaled that the central bank would be patient in beginning to normalize policy interest rates and that it was unlikely that economic conditions would warrant an increase in the target range for the federal funds rate for at least the next few Open Market Committee meetings. (The federal funds rate is the interest rate that banks and financial institutions charge each other for borrowing funds overnight.)

Headwinds ultimately shifted to tailwinds. The S&P 500 gained nearly 250 points by the end of the first quarter, initiating a rally that would more or less be sustained throughout the second and third quarters of 2016. The employment picture improved, as February’s non-farm payrolls came in stronger than the previous two months, and December 2015 and January 2016 payroll numbers were revised upward. Once again, the quarter recovered what it had lost and ended essentially where it started the year. Despite this, the climate had changed.

*	Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

3

MML Series Investment Fund II – Economic and Market Overview (Unaudited) (Continued)

Q2 2016 – Domestic markets override negative interest rates and Brexit

While Britain’s historic Brexit vote dominated news at the end of the second quarter, the unusual arrival of negative interest rates for Japan’s sovereign debt proved puzzling for many investors early in the quarter. Both seemed to feed a “flight to quality” reaction that resulted in a stronger U.S. dollar. Neither event, however, derailed the strengthening U.S. economy. By the end of the second quarter, concerns about China’s economy and falling oil prices moderated. U.S. GDP firmed up and the Fed softened its interest rate strategy, taking a more cautious approach. May’s disappointing jobs report created investor concerns that the Fed could seriously consider suspending any interest rate hikes for at least a year. Nevertheless, the quarter ended with broad-based gains across a variety of asset classes, improved consumer spending, low unemployment rates, and better-than-expected corporate earnings reports.

On June 23, global economic focus shifted to the United Kingdom. The Brexit vote pushed European stocks more deeply into negative territory on concerns that the immediate impact might slow growth in the U.K. and the larger European region. Investors also worried that the British vote might encourage other countries to follow suit. Interestingly, emerging market and Pacific country stocks delivered positive returns for the quarter and year-to-date.

Q3 2016 – Campaign rhetoric overshadows economic momentum

By the end of July, it seemed markets had shrugged off Brexit fears. The U.S. economy was gathering steam, as evidenced on several fronts. The U.S. labor market continued to show strength as job openings rose in June and hiring increased. U.S. consumer confidence hit a 12-month high in August, according to the Conference Board’s Consumer Confidence Index®, which reflected improved consumer assessment of economic conditions and the six-month economic outlook. Corporate earnings came in better than expected for the second consecutive quarter, even though it was the fifth consecutive declining quarter. In mid-September, the U.S. Census Bureau announced that real median household income had jumped 5%, the biggest annual increase since they first started gathering this data in 1968. The two major U.S. presidential candidates accepted their party’s nominations in July. As September came to a close, it became more evident that the upcoming election would be both hotly contested and divisive.

Q4 2016 – The Fed takes a back seat

Prior to the November elections, the Fed held the throttle on the markets. In October, speculation about the next rate hike (whether it would happen before the end of the year and how frequently subsequent rate hikes might occur) dominated investor thinking. At the same time, increasingly heated campaign rhetoric served as a drag while investors tried to figure out what the next four years might look like in either case. On the morning following the U.S. election, market futures pointed sharply downward, as the widely expected presidential winner, Hillary Clinton, conceded electoral vote defeat to Donald J. Trump. When markets opened on November 9, buyers surged, however, as investors anticipated the economic impacts of the President-elect delivering on his pro-business and pro-domestic campaign rhetoric. This buoyant investor sentiment launched a year-end rally that pushed the S&P 500 up 5.3% by year-end, with nearly half of the Index’s 11.96% return occurring in the last seven weeks of the year. In December, the Fed did, indeed, raise policy interest rates, but the market throttle now appeared to be in other hands.

Going into 2017, markets have yet to digest the upcoming Trump presidency in an environment where the Fed is forecasting multiple rate hikes. Turning to the global stage, by the end of March 2017, Britain’s Prime Minister, Theresa May, plans to trigger Article 50 of the Lisbon Treaty, which would initiate the two-year process of withdrawing the U.K. from the European Union. Terrorism and military posturing add further tensions to the global environment.

Domestic equity markets delivered solid returns for investors in 2016, but investors endured a steady stream of uncertainty, surprises and volatility throughout. Long-term investors with a view to saving for retirement income pay attention to such things, but maintain a thoughtful and disciplined response to them. Many retirement investors wisely subscribe to the value of a well-diversified portfolio, using an appropriate mix of available strategies to benefit from market expansions and mitigate the risks inherent in unexpected events.

The information provided is the opinion of MassMutual Funds Investment Management Group as of 12/31/16 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

4

MML Blend Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Blend Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital. The Fund invests across different asset classes (equity securities, fixed income securities, including bank loans and Rule 144A securities, and money market instruments), each represented by a different segment of the Fund’s portfolio. The subadviser typically adjusts the allocation among the three segments, based on its judgment about each segment’s potential for returns in comparison with those of other segments and corresponding risk. Effective September 12, 2016, Babson Capital Management LLC, subadviser to the Fund, changed its name to “Barings LLC.” The investment objective of the Fund remains the same.

How did the Fund perform during the 12 months ended December 31, 2016?

The Fund’s Initial Class shares returned 9.42%, underperforming the 11.96% return of the S&P 500® Index (the “stock component’s benchmark”), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Fund outperformed the 2.65% return of the Bloomberg Barclays U.S. Aggregate Bond Index (the “bond component’s benchmark”), an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Bloomberg Barclays U.S. Treasury Bond Index, the Bloomberg Barclays U.S. Government-Related Bond Index, the Bloomberg Barclays U.S. Corporate Bond Index, and the Bloomberg Barclays U.S. Securitized Bond Index. The Fund outperformed the 7.20% return of the Lipper Balanced Fund Index, an unmanaged, equally weighted index of the 30 largest mutual funds within the Lipper Balanced Category. Finally, the Fund outperformed the 8.21% return of the Custom Balanced Index (the “blend benchmark”), which comprises the stock component’s benchmark and the bond component’s benchmark. The weightings of each index are 60% and 40%, respectively.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2016, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

With respect to the Fund’s stock versus bond allocation, for the year ended December 31, 2016, the Fund held an overweight allocation to equities, and this helped the Fund’s absolute performance in an environment when stocks significantly outperformed fixed-income investments.

The Fund’s equity portfolio outperformed the stock component’s benchmark. Fund holding Regions Financials, a regional bank, rose 52% for the year. The Fund was underweight, relative to the stock component’s benchmark, in consumer staples companies like Kimberly-Clark, the tissue maker. These often-perceived “safety” stocks underperformed the rest of the market for the year, and that helped the Fund’s stock component’s performance. Mining and gold stocks were significantly higher in 2016 as the price of metals rose. The Fund’s stock component did not own the gold and copper miner Freeport-McMoRan, which rose 95% for the year – hampering performance, relative to the stock component’s benchmark.

The Fund’s underweight allocation to fixed-income investments helped performance as bonds trailed stocks in 2016. In the bond component’s portfolio, agency mortgage-backed securities were the primary contributors to performance during the fiscal year. (“Agency” refers to government-sponsored entities that issue bonds backed by mortgage loans, including Ginnie Mae, Fannie Mae, Freddie Mac, and the Federal Home Loan Banks.) An overweight to investment-grade securities and an out-of-benchmark allocation to high-yield corporate bonds rated BB were the primary detractors from Fund performance during the year.

The Fund uses derivative instruments for yield curve, duration, downside hedging, or to gain exposure to securities or markets in which it might not be able to invest directly. (Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties.) In aggregate, derivatives contributed to performance over the year.

5

MML Blend Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

We believe that in late 2015 and early 2016, the market priced in a recession when there was none. The interesting thing was that, at the same time, a more “classic” economic recovery seemed to be getting underway. Following the Great Recession, housing, employment, and bank balance sheets were so low that it took about six years to get back to normal levels. Recently, normalcy was achieved as incomes began to rise. This means that the economy is acting in a more familiar pattern as income gains have generated more spending and more growth. Generally, imbalances are what bring an end to economic cycles, so we are heartened that this process has only just begun, and there are only a few imbalances in the system. We think this may be a longer-than-normal economic cycle. Our view is that the market could do well in this type of environment as profits could continue to grow.

MML Blend Fund Portfolio Characteristics (% of Net Assets) on 12/31/16

Common Stock	71.4%
Corporate Debt	10.5%
Non-U.S. Government Agency Obligations	8.9%
U.S. Government Agency Obligations and Instrumentalities	7.2%
U.S. Treasury Obligations	1.0%
Sovereign Debt Obligations	0.3%
Municipal Obligations	0.3%
Preferred Stock	0.1%
Rights	0.0%

Total Long-Term Investments	99.7%
Short-Term Investments and Other Assets and Liabilities	0.3%

Net Assets	100.0%

6

MML Blend Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Blend Fund Initial Class, the S&P 500 Index, the Bloomberg Barclays U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom Balanced Index.

TOTAL RETURN	One Year 1/1/16 - 12/31/16	Five Year Average Annual 1/1/12 - 12/31/16	Ten Year Average Annual 1/1/07 - 12/31/16
Initial Class	9.42%	10.50%	6.72%
S&P 500 Index*	11.96%	14.66%	6.95%
Bloomberg Barclays U.S. Aggregate Bond Index	2.65%	2.23%	4.34%
Lipper Balanced Fund Index	7.20%	8.32%	5.01%
Custom Balanced Index	8.21%	9.68%	6.31%

Hypothetical Investments in MML Blend Fund Service Class, the S&P 500 Index, the Bloomberg Barclays U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom Balanced Index.

TOTAL RETURN	One Year 1/1/16 - 12/31/16	Five Year Average Annual 1/1/12 - 12/31/16	Since Inception Average Annual 8/15/08 - 12/31/16
Service Class	9.15%	10.22%	7.89%
S&P 500 Index*	11.96%	14.66%	9.13%
Bloomberg Barclays U.S. Aggregate Bond Index	2.65%	2.23%	4.22%
Lipper Balanced Fund Index	7.20%	8.32%	6.19%
Custom Balanced Index	8.21%	9.68%	7.59%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

* Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the Bloomberg Barclays U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom Balanced Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

7

MML Equity Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Equity Fund, and who are the Fund’s subadvisers?

The Fund’s primary objective is to achieve a superior total rate of return over an extended period of time from both capital appreciation and current income. Its secondary objective is the preservation of capital when business and economic conditions indicate that investing for defensive purposes is appropriate. The Fund invests primarily in common stocks of companies that the subadvisers believe are undervalued in the marketplace, with a focus on securities of larger size companies. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks, preferred stocks, securities convertible into common or preferred stocks, and other securities, such as warrants and stock rights, whose value is based on stock prices. The Fund’s two subadvisers are OppenheimerFunds, Inc. (OFI), which managed approximately 58% of the Fund’s portfolio; and Loomis, Sayles & Company, L.P. (Loomis Sayles), which was responsible for approximately 42% of the Fund’s portfolio, as of December 31, 2016.

How did the Fund perform during the 12 months ended December 31, 2016?

The Fund’s Initial Class shares returned 12.59%, underperforming the 17.34% return of the Russell 1000® Value Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies, based on market capitalization) with greater than average value orientation that tend to exhibit lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2016, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2016, the OFI component of the Fund underperformed the Russell 1000 Value Index, primarily due to weaker relative stock selection in the benchmark sectors. An overweight position, relative to the benchmark, and stock selection in the consumer discretionary sector also detracted from performance. The Fund component outperformed the benchmark in the telecommunication services, utilities, and energy sectors, largely as a result of stock selection. Fund component holdings that contributed to performance included Bank of America Corp. and JP Morgan Chase & Co., both in the financials sector. Financial stocks rallied after the November 2016 presidential election, as markets seemed to anticipate faster economic growth, higher interest rates and inflation, and lower taxes. On the downside, top detractors from performance included Fund component holdings Teva Pharmaceutical Industries Ltd. in the health care sector; and Citigroup, Inc. in the financials sector. Teva Pharmaceutical underperformed in 2016, but in Fund management’s view, growth in the company’s generics business could provide a catalyst for better-than-expected earnings growth. Citigroup experienced declines over the first quarter of the year. The Fund subsequently shifted some of its investment in Citigroup to Bank of America. The Fund’s resulting underweight exposure to Citigroup resulted in underperformance when financial stocks rallied in the wake of the presidential election – although the positive performance of Bank of America still outweighed the underperformance of Citi.

Detracting most from performance with respect to the Loomis Sayles component of the Fund were Fund component holdings Teva Pharmaceutical Industries and Marathon Oil. Energy sector stock Marathon sold off aggressively – in tandem with oil – at the beginning of the year, as investors were spooked by the amount of debt on their balance sheet. Lacking conviction to add, the Fund component sold its position in Marathon and rotated the proceeds into Hess Corporation. On top of poor sentiment in the generic drug industry, pharmaceutical company Teva also had some stock-specific issues that weighed heavily on the company – including price deflation, concerns about Teva’s acquisition of Allergan’s generic business, and a litigation risk that could invalidate the company’s intellectual property on its most profitable drug. On the positive side, Loomis Sayles’s best-performing holdings included Halliburton and JP Morgan Chase & Co. Oil and gas service company Halliburton, a component of the energy sector, rallied as investors viewed the failed merger with Baker Hughes positively. Subsequent to the deal breaking, North American land drilling and completion activity showed improvement right as Halliburton’s market share was reaching new highs. Although the bank rally began in July after the Brexit-induced sell-off, the presidential election results helped propel stocks such as JP Morgan and Bank of America even higher on the prospects of better economic growth, higher interest rates, lower corporate taxes and less-stifling regulation. (“Brexit” – an abbreviation for “British exit” – was the United Kingdom’s surprising June 23, 2016 referendum to leave the European Union.)

8

MML Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

In the view of OFI, the market continues to be driven primarily by macroeconomic forces. Whether it is the election in the U.S. or the latest statements from the Federal Reserve (the Fed), the Bank of Japan or the European Central Bank, equity market performance has been dominated by the “big picture.” As a result, management has positioned this Fund component more towards stock-specific, idiosyncratic opportunities by concentrating the Fund into management’s highest-conviction ideas. At the same time, Fund management continues to manage the risk profile of the portfolio to help minimize exposure to unintended market risks.

Looking ahead, Loomis Sayles believes that the incoming administration’s agenda items, tax reform, and higher infrastructure spending have led investors to raise growth expectations for the next few years. With market expectations of two Fed rate hikes in 2017, Loomis Sayles’s view is that the financial sector appears poised to benefit from higher rates and a growing economy. Given the strong post-election rally, investor optimism is running high, yet much is still unknown. This could provide buying opportunities in the first half of 2017.

MML Equity Fund Largest Holdings (% of Net Assets) on 12/31/16

JP Morgan Chase & Co.	4.4%
Bank of America Corp.	4.2%
Chevron Corp.	2.7%
American International Group, Inc.	2.7%
UnitedHealth Group, Inc.	2.2%
MetLife, Inc.	2.0%
Comcast Corp. Class A	1.9%
Pfizer, Inc.	1.9%
Microsoft Corp.	1.8%
Johnson Controls International PLC	1.8%

25.6%

MML Equity Fund Sector Table (% of Net Assets) on 12/31/16

Financial	27.9%
Consumer, Non-cyclical	15.0%
Industrial	14.2%
Energy	12.0%
Technology	8.4%
Communications	7.3%
Consumer, Cyclical	6.8%
Basic Materials	3.3%
Utilities	2.9%
Mutual Funds	2.3%

Total Long-Term Investments	100.1%
Short-Term Investments and Other Assets and Liabilities	(0.1)%

Net Assets	100.0%

9

MML Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Equity Fund Initial Class and the Russell 1000 Value Index.

TOTAL RETURN	One Year 1/1/16 - 12/31/16	Five Year Average Annual 1/1/12 - 12/31/16	Ten Year Average Annual 1/1/07 - 12/31/16
Initial Class	12.59%	13.41%	5.11%
Russell 1000 Value Index	17.34%	14.80%	5.72%

Hypothetical Investments in MML Equity Fund Service Class and the Russell 1000 Value Index.

TOTAL RETURN	One Year 1/1/16 - 12/31/16	Five Year Average Annual 1/1/12 - 12/31/16	Since Inception Average Annual 8/15/08 - 12/31/16
Service Class	12.31%	13.13%	7.19%
Russell 1000 Value Index	17.34%	14.80%	8.60%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

10

MML Managed Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Managed Bond Fund, and who is the Fund’s subadviser?

The Fund’s investment objective is to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade fixed income securities (rated Baa3 or higher by Moody’s, BBB- or higher by Standard & Poor’s or the equivalent by any NRSRO, or, if unrated, determined to be of comparable quality by the subadviser). Effective September 12, 2016, Babson Capital Management LLC, subadviser to the Fund, changed its name to “Barings LLC.” The investment objective of the Fund remains the same.

How did the Fund perform during the 12 months ended December 31, 2016?

The Fund’s Initial Class shares returned 2.75%, modestly outperforming the 2.65% return of the Bloomberg Barclays U.S. Aggregate Bond Index (the “benchmark”), an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Bloomberg Barclays U.S. Treasury Bond Index, the Bloomberg Barclays U.S. Government-Related Bond Index, the Bloomberg Barclays U.S. Corporate Bond Index, and the Bloomberg Barclays U.S. Securitized Bond Index.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2016, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Agency mortgage-backed securities (MBS) were the primary contributors to performance during the year ended December 31, 2016. (“Agency” refers to government-sponsored entities that issue bonds backed by mortgage loans, including Ginnie Mae, Fannie Mae, Freddie Mac, and the Federal Home Loan Banks.) The Fund’s positioning in lower-coupon securities benefited performance, as did a modest allocation to Agency collateralized mortgage obligation (CMO) securities. The Fund sometimes uses CMOs in lieu of higher-coupon, pricier Agency MBS.

The Fund successfully navigated between 30- and 15-year mortgages over the period, based on relative value pricing, which benefited performance. Asset-backed securities (ABS) also contributed, helped by commercial collateral such as whole business franchise loans and consumer holdings in government-guaranteed FFELP student loans. (Bond issuers create securitized bonds by pooling various types of contractual debt – such as mortgages, auto loans, or credit card debt.) A modest overweight to commercial mortgage-backed securities (CMBS), relative to the benchmark, was the primary detractor in the securitized sector.

An overweight to investment-grade bonds and an out-of-benchmark allocation to high-yield corporate bonds rated BB were the primary detractors from Fund performance. Exposure to the energy industry was the main driver of the Fund’s underperformance. The majority of the performance drag was experienced in the beginning of the first quarter of 2016. The Fund’s banking sub-sector allocation also detracted from performance. Within the corporate bond sector, Fund holdings in information technology and metals & mining were the primary contributors.

The Fund uses derivative instruments for yield curve, duration, downside hedging, or to gain exposure to securities or markets in which it might not be able to invest directly. (Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Most derivatives are used for hedging, speculation, or both.) In aggregate, derivatives contributed to performance over the year.

Subadviser outlook

Unexpected election outcomes, global central banks, and commodity price volatility all took center stage in 2016. The result has been a repricing of investor interest rate expectations due to potentially higher inflation resulting in a shift to fiscal policy. The question is, what will the new administration be able to accomplish in its first 100 days? In our view, the answer to that question will influence the path of interest rates in 2017.

Consumer households have been in the mode of reducing leverage since the financial crisis, while corporate fundamentals have softened. The Fund is focusing on yield opportunities, often post-merger and acquisition events, where we believe bonds provide

11

MML Managed Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

attractive opportunities. The Fund plans to maintain its overweight allocations to sectors such as corporates and securitized, relative to liquid products, such as governments and agencies – and seeks to add return in excess of the benchmark by investing in sectors where we have competitive advantages, such as consumer and commercial ABS, collateralized loan obligations, and emerging markets.

MML Managed Bond Fund Portfolio Characteristics (% of Net Assets) on 12/31/16

Corporate Debt	36.5%
Non-U.S. Government Agency Obligations	31.1%
U.S. Government Agency Obligations and Instrumentalities	24.9%
U.S. Treasury Obligations	4.0%
Municipal Obligations	1.0%
Sovereign Debt Obligations	0.9%
Preferred Stock	0.2%

Total Long-Term Investments	98.6%
Short-Term Investments and Other Assets and Liabilities	1.4%

Net Assets	100.0%

12

MML Managed Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Managed Bond Fund Initial Class and the Bloomberg Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 1/1/16 - 12/31/16	Five Year Average Annual 1/1/12 - 12/31/16	Ten Year Average Annual 1/1/07 - 12/31/16
Initial Class	2.75%	2.46%	4.59%
Bloomberg Barclays U.S. Aggregate Bond Index	2.65%	2.23%	4.34%

Hypothetical Investments in MML Managed Bond Fund Service Class and the Bloomberg Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 1/1/16 - 12/31/16	Five Year Average Annual 1/1/12 - 12/31/16	Since Inception Average Annual 8/15/08 - 12/31/16
Service Class	2.49%	2.21%	4.34%
Bloomberg Barclays U.S. Aggregate Bond Index	2.65%	2.23%	4.22%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Bloomberg Barclays U.S. Aggregate Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

13

MML U.S. Government Money Market Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML U.S. Government Money Market Fund (formerly known as MML Money Market Fund), and who is the Fund’s subadviser?

Please note that prior to May 1, 2016, the Fund was known as the MML Money Market Fund. The Fund’s investment objective and investment strategy also changed on May 1, 2016.

The Fund’s investment objective is to achieve current income consistent with preservation of capital and liquidity. The Fund normally invests at least 99.5% of its total assets in cash, U.S. Government securities, and/or repurchase agreements fully collateralized by cash or U.S. Government securities. It is important to note that this Fund seeks to maintain, but does not guarantee, a stable $1.00 share price. Under normal circumstances, the Fund invests at least 80% of its net assets in U.S. Government securities and repurchase agreements that are fully collateralized by U.S. Government securities. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. Effective September 12, 2016, Babson Capital Management LLC, subadviser to the Fund, changed its name to “Barings LLC.” The investment objective of the Fund remains the same.

How did the Fund perform during the 12 months ended December 31, 2016?

The Fund’s Initial Class shares returned 0.11%, underperforming the 0.27% return of the Citigroup 3-Month Treasury Bill Index (the “benchmark”), an unmanaged index representing the performance of 3-month U.S. Treasury bills that reflects reinvestment of all distributions and changes in market prices. During the period, the Fund waived certain fees and made a capital contribution to allow it to achieve the 0.11% return. The Fund’s Initial Class shares would have had a lower return if the capital contribution had not been made and would have had a negative return if the fee waiver had not been in effect.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2016, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Short-term interest rates that, for the most part, stayed at historically low levels continued to result in low nominal yields for the Fund for the year ended December 31, 2016. Money market reform that went into effect on October 14, 2016 also contributed to low government yields due to strong flows to government funds.

On May 1, 2016, the Fund converted to a government-only fund from a prime fund. This change allowed the Fund to strive to maintain a stable $1.00 Net Asset Value (NAV), without subjecting investors to potential liquidity and redemption fees should they wish to exit the Fund during times of potential market volatility. Under the new Fund structure, holdings include United States government securities or securities from one of the U.S. government agencies, but the Fund can no longer invest in corporate commercial paper to help add income. Commercial paper is the commonly used name for short-term unsecured promissory notes sold by banks and corporations to meet short-term debt obligations.

During the year, the Fund bought a large amount of floating agency paper after the conversion to help maximize yield, while keeping the weighted average maturity at a manageable level. (Agency paper is debt issued by the federal government for financing purposes.) At year end, the weighted average maturity of the Fund was 36 days. These floating-rate bonds allowed the Fund to earn more yield than a traditional one-month agency discount note, but they also provided the added benefit of shielding the Fund from some interest rate risk, giving it certain protection if the Federal Reserve (the Fed) should hike interest rates.

Subadviser outlook

At the beginning of 2016, the Fed narrative called for as many as four potential rate hikes in the coming year – but the central bank ultimately produced only one. Looking to 2017, we believe we could face a similar environment, with the Fed indicating the possibility of multiple hikes, while demonstrating the potential scenarios where they might not follow through. In our view, one storyline that could postpone immediate further tightening is the uncertainty of the economic policies of the incoming Trump administration. Consequently, we are positioning the Fund with enough floating-rate securities to protect it in the event of a Fed hike, while buying longer-dated securities to help enhance the Fund’s yield in case the anticipated rate hikes fail to materialize.

14

MML U.S. Government Money Market Fund – Portfolio Manager Report (Unaudited) (Continued)

MML U.S. Government Money Market Fund Portfolio Characteristics (% of Net Assets) on 12/31/2016

Discount Notes	78.1%
Repurchase Agreement	12.0%
U.S. Government Obligations	10.0%
Time Deposits	0.0%

Total Short-Term Investments	100.1%
Other Assets and Liabilities	(0.1)%

Net Assets	100.0%

15

MML U.S. Government Money Market Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML U.S. Government Money Market Fund Initial Class and the Citigroup 3-Month Treasury Bill Index.

TOTAL RETURN	One Year 1/1/16 - 12/31/16	Five Year Average Annual 1/1/12 - 12/31/16	Ten Year Average Annual 1/1/07 - 12/31/16
Initial Class	0.11%	0.02%	0.69%
Citigroup 3-Month Treasury Bill Index	0.27%	0.09%	0.73%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Citigroup 3-Month Treasury Bill Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here. An investment in the MML U.S. Government Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to maintain a stable net asset value per share, it is possible to lose money by investing in the Fund.

16

MML Blend Fund – Portfolio of Investments

December 31, 2016

	Number of Shares	Value
EQUITIES — 71.5%

COMMON STOCK — 71.4%
Basic Materials — 1.9%
Chemicals — 1.6%
Air Products & Chemicals, Inc.	5	$719
CF Industries Holdings, Inc.	27,190	855,941
The Dow Chemical Co.	30,573	1,749,387
E.I. du Pont de Nemours & Co.	15,560	1,142,104
Eastman Chemical Co.	25,770	1,938,162
Ecolab, Inc.	2	234
FMC Corp.	27,400	1,549,744
LyondellBasell Industries NV Class A	8,600	737,708
Monsanto Co.	6,694	704,276
The Mosaic Co.	59,200	1,736,336
PPG Industries, Inc.	18	1,706
Praxair, Inc.	6	703
The Sherwin-Williams Co.	3	806

		10,417,826

Forest Products & Paper — 0.0%
International Paper Co.	3,587	190,326

Iron & Steel — 0.2%
Nucor Corp.	14,956	890,181

Mining — 0.1%
Freeport-McMoRan, Inc. (a)	64	844
Newmont Mining Corp.	23,670	806,437
Vulcan Materials Co.	65	8,135

		815,416

		12,313,749

Communications — 8.1%
Advertising — 0.1%
The Interpublic Group of Companies, Inc.	6,922	162,044
Nielsen Holdings PLC	10,600	444,670
Omnicom Group, Inc.	3,747	318,907

		925,621

Internet — 2.9%
Akamai Technologies, Inc. (a)	19,026	1,268,654
Alphabet, Inc. Class A (a)	6,710	5,317,340
Alphabet, Inc. Class C (a)	731	564,200
Amazon.com, Inc. (a)	3,830	2,872,002
eBay, Inc. (a)	49,277	1,463,034
Expedia, Inc.	5,157	584,185
F5 Networks, Inc. (a)	12,990	1,879,913
Facebook, Inc. Class A (a)	21,460	2,468,973
Netflix, Inc. (a)	233	28,845
The Priceline Group, Inc. (a)	1	1,466
Symantec Corp.	68,555	1,637,779
TripAdvisor, Inc. (a)	37	1,716

	Number of Shares	Value
VeriSign, Inc. (a)	1,291	$98,206
Yahoo!, Inc. (a)	15,529	600,506

		18,786,819

Media — 2.1%
CBS Corp. Class B	11,457	728,894
Charter Communications, Inc. Class A (a)	2,321	668,262
Comcast Corp. Class A	25,212	1,740,889
Discovery Communications, Inc. Series A (a)	61,800	1,693,938
Discovery Communications, Inc. Series C (a)	6,900	184,782
News Corp. Class A	6,866	78,684
Scripps Networks Interactive Class A	25,372	1,810,800
TEGNA, Inc.	48,712	1,041,950
Time Warner, Inc.	27,015	2,607,758
Twenty-First Century Fox, Inc. Class A	19,567	548,659
Twenty-First Century Fox, Inc. Class B	42,500	1,158,125
Viacom, Inc. Class B	26,310	923,481
The Walt Disney Co.	2,582	269,096

		13,455,318

Telecommunications — 3.0%
AT&T, Inc.	70,453	2,996,366
CenturyLink, Inc.	61,128	1,453,624
Cisco Systems, Inc.	147,542	4,458,719
Corning, Inc.	63,267	1,535,490
Frontier Communications Corp.	295,756	999,656
Juniper Networks, Inc.	1,389	39,253
Motorola Solutions, Inc.	26,237	2,174,785
Verizon Communications, Inc.	101,755	5,431,682

		19,089,575

		52,257,333

Consumer, Cyclical — 8.0%
Airlines — 0.8%
Alaska Air Group, Inc.	27,300	2,422,329
American Airlines Group, Inc.	28,200	1,316,658
Delta Air Lines, Inc.	23,200	1,141,208
Southwest Airlines Co.	10,383	517,489

		5,397,684

Apparel — 0.5%
Michael Kors Holdings Ltd. (a)	29,700	1,276,506
Nike, Inc. Class B	9,084	461,740
Ralph Lauren Corp.	18,450	1,666,404

		3,404,650

Auto Manufacturers — 0.6%
Ford Motor Co.	128,513	1,558,862
General Motors Co.	53,200	1,853,488

The accompanying notes are an integral part of the financial statements.

17

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
PACCAR, Inc.	5,322	$340,076

		3,752,426

Automotive & Parts — 0.4%
BorgWarner, Inc.	22,100	871,624
Delphi Automotive PLC	9,300	626,355
The Goodyear Tire & Rubber Co.	42,151	1,301,201

		2,799,180

Distribution & Wholesale — 0.1%
Fastenal Co.	82	3,852
Genuine Parts Co.	2,834	270,760
W.W. Grainger, Inc.	2	465

		275,077

Home Builders — 0.0%
D.R. Horton, Inc.	1,947	53,211
PulteGroup, Inc.	73	1,342

		54,553

Home Furnishing — 0.1%
Harman International Industries, Inc.	1,869	207,758
Whirlpool Corp.	1,573	285,924

		493,682

Leisure Time — 0.1%
Harley-Davidson, Inc.	8,702	507,675
Royal Caribbean Cruises Ltd.	100	8,204

		515,879

Lodging — 0.5%
Marriott International, Inc. Class A	7,321	605,300
Wyndham Worldwide Corp.	13,209	1,008,772
Wynn Resorts Ltd.	19,908	1,722,241

		3,336,313

Retail — 4.8%
AutoNation, Inc. (a)	10,799	525,371
AutoZone, Inc. (a)	494	390,156
Bed Bath & Beyond, Inc.	18,164	738,185
Best Buy Co., Inc.	41,392	1,766,197
Coach, Inc.	6,220	217,824
Costco Wholesale Corp.	1,460	233,761
CVS Health Corp.	28,994	2,287,916
Darden Restaurants, Inc.	9,854	716,583
Dollar General Corp.	3,200	237,024
Dollar Tree, Inc. (a)	48	3,705
The Gap, Inc.	70,590	1,584,040
The Home Depot, Inc.	10,327	1,384,644
Kohl’s Corp.	29,230	1,443,377
L Brands, Inc.	2,200	144,848
Lowe’s Cos., Inc.	14,295	1,016,660
Macy’s, Inc.	24,751	886,333
McDonald’s Corp.	25,900	3,152,548
Nordstrom, Inc.	24,308	1,165,082
O’Reilly Automotive, Inc. (a)	3,343	930,725

	Number of Shares	Value
PVH Corp.	16,520	$1,490,765
Ross Stores, Inc.	14,044	921,286
Staples, Inc.	184,065	1,665,788
Starbucks Corp.	8,654	480,470
Target Corp.	15,086	1,089,662
Tiffany & Co.	802	62,099
The TJX Cos., Inc.	14,106	1,059,784
Urban Outfitters, Inc. (a)	22,700	646,496
Wal-Mart Stores, Inc.	34,922	2,413,809
Walgreens Boots Alliance, Inc.	16,557	1,370,257
Yum! Brands, Inc.	14,435	914,169

		30,939,564

Textiles — 0.0%
Cintas Corp.	1,878	217,022

Toys, Games & Hobbies — 0.1%
Hasbro, Inc.	3,861	300,347
Mattel, Inc.	2,090	57,580

		357,927

		51,543,957

Consumer, Non-cyclical — 14.2%
Agriculture — 0.8%
Altria Group, Inc.	18,259	1,234,674
Archer-Daniels-Midland Co.	48,892	2,231,920
Philip Morris International, Inc.	13,276	1,214,621
Reynolds American, Inc.	3,576	200,399

		4,881,614

Beverages — 1.1%
Brown-Forman Corp. Class B	12	539
The Coca-Cola Co.	85,830	3,558,512
Coca-Cola European Partners PLC	10,178	319,589
Constellation Brands, Inc. Class A	262	40,167
Dr. Pepper Snapple Group, Inc.	4,404	399,311
PepsiCo, Inc.	23,400	2,448,342

		6,766,460

Biotechnology — 1.5%
Amgen, Inc.	24,721	3,614,458
Biogen, Inc. (a)	3,662	1,038,470
Celgene Corp. (a)	11,216	1,298,252
Gilead Sciences, Inc.	54,610	3,910,622

		9,861,802

Commercial Services — 1.0%
Automatic Data Processing, Inc.	4,809	494,269
Equifax, Inc.	6,042	714,346
Global Payments, Inc.	2,300	159,643
H&R Block, Inc.	26,763	615,282
Moody’s Corp.	3,330	313,919
Paychex, Inc.	5,164	314,384
PayPal Holdings, Inc. (a)	77	3,039
Quanta Services, Inc. (a)	13,913	484,868
Robert Half International, Inc.	26	1,268

The accompanying notes are an integral part of the financial statements.

18

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
S&P Global, Inc.	48	$5,162
Total System Services, Inc.	2,707	132,724
United Rentals, Inc. (a)	13,880	1,465,451
Visa, Inc. Class A	2,112	164,778
The Western Union Co.	85,588	1,858,971

		6,728,104

Cosmetics & Personal Care — 1.0%
Colgate-Palmolive Co.	17,906	1,171,769
The Estee Lauder Cos., Inc. Class A	7,910	605,036
The Procter & Gamble Co.	59,229	4,979,974

		6,756,779

Foods — 1.4%
Campbell Soup Co.	14,924	902,454
Conagra Brands, Inc.	28,474	1,126,147
General Mills, Inc.	12,462	769,778
The Hershey Co.	1,647	170,349
Hormel Foods Corp.	15,732	547,631
The J.M. Smucker Co.	6,735	862,484
Kellogg Co.	8,428	621,228
The Kraft Heinz Co.	4,958	432,932
The Kroger Co.	6,058	209,062
McCormick & Co., Inc.	161	15,026
Mondelez International, Inc. Class A	31,775	1,408,586
Sysco Corp.	21,534	1,192,337
Tyson Foods, Inc. Class A	4,301	265,286
Whole Foods Market, Inc.	17,250	530,610

		9,053,910

Health Care – Products — 2.4%
Abbott Laboratories	29,522	1,133,940
Baxter International, Inc.	47,461	2,104,421
Becton, Dickinson & Co.	1,470	243,358
Boston Scientific Corp. (a)	30,900	668,367
C.R. Bard, Inc.	202	45,381
Edwards Lifesciences Corp. (a)	980	91,826
Hologic, Inc. (a)	7,400	296,888
Intuitive Surgical, Inc. (a)	96	60,880
Johnson & Johnson	69,112	7,962,394
Medtronic PLC	23,600	1,681,028
St. Jude Medical, Inc.	91	7,297
Stryker Corp.	4,680	560,711
Varian Medical Systems, Inc. (a)	2,097	188,269
Zimmer Biomet Holdings, Inc.	2,455	253,356

		15,298,116

Health Care – Services — 1.8%
Aetna, Inc.	6,227	772,210
Anthem, Inc.	5,796	833,291
Centene Corp. (a)	700	39,557
Cigna Corp.	712	94,974
DaVita, Inc. (a)	13,930	894,306
DENTSPLY SIRONA, Inc.	10,656	615,171
Envision Healthcare Corp. (a)	9,600	607,584

	Number of Shares	Value
HCA Holdings, Inc. (a)	29,600	$2,190,992
Humana, Inc.	1,084	221,168
Laboratory Corporation of America Holdings (a)	2	257
Quest Diagnostics, Inc.	3,309	304,097
Thermo Fisher Scientific, Inc.	3,971	560,308
UnitedHealth Group, Inc.	22,424	3,588,737
Universal Health Services, Inc. Class B	6,440	685,087

		11,407,739

Household Products — 0.1%
Avery Dennison Corp.	1,915	134,471
The Clorox Co.	5,043	605,261
Kimberly-Clark Corp.	665	75,890

		815,622

Pharmaceuticals — 3.1%
AbbVie, Inc.	47,922	3,000,876
Allergan PLC (a)	7,890	1,656,979
AmerisourceBergen Corp.	25,907	2,025,668
Bristol-Myers Squibb Co.	11,567	675,975
Cardinal Health, Inc.	6,678	480,616
Eli Lilly & Co.	3,614	265,810
Endo International PLC (a)	83,100	1,368,657
Express Scripts Holding Co. (a)	28,501	1,960,584
Mallinckrodt PLC (a)	27,700	1,380,014
McKesson Corp.	7,525	1,056,886
Mead Johnson Nutrition Co.	7,212	510,321
Merck & Co., Inc.	51,583	3,036,691
Mylan NV (a)	10,147	387,108
Patterson Cos., Inc.	86	3,528
Pfizer, Inc.	62,241	2,021,588

		19,831,301

		91,401,447

Diversified — 0.0%
Holding Company – Diversified — 0.0%
Leucadia National Corp.	37	860

Energy — 4.4%
Energy – Alternate Sources — 0.3%
First Solar, Inc. (a)	52,700	1,691,143

Oil & Gas — 3.2%
Anadarko Petroleum Corp.	48	3,347
Apache Corp.	3,821	242,519
Cabot Oil & Gas Corp.	48	1,121
Chesapeake Energy Corp. (a)	90	632
Chevron Corp.	40,508	4,767,792
ConocoPhillips	12,739	638,734
Devon Energy Corp.	447	20,415
EOG Resources, Inc.	8	809
EQT Corp.	97	6,344

The accompanying notes are an integral part of the financial statements.

19

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Exxon Mobil Corp.	73,797	$6,660,917
Helmerich & Payne, Inc.	60	4,644
Hess Corp.	9,032	562,603
Marathon Oil Corp.	9,427	163,181
Marathon Petroleum Corp.	22,806	1,148,282
Murphy Oil Corp.	11	342
Newfield Exploration Co. (a)	14,500	587,250
Noble Energy, Inc.	56	2,131
Occidental Petroleum Corp.	15	1,068
Phillips 66	11,669	1,008,318
Pioneer Natural Resources Co.	3,021	543,992
Range Resources Corp.	99	3,402
Southwestern Energy Co. (a)	6,000	64,920
Tesoro Corp.	16,987	1,485,513
Valero Energy Corp.	33,500	2,288,720

		20,206,996

Oil & Gas Services — 0.9%
Baker Hughes, Inc.	13,131	853,121
FMC Technologies, Inc. (a)	53,540	1,902,276
Halliburton Co.	14,467	782,520
National Oilwell Varco, Inc.	5,594	209,439
Schlumberger Ltd.	5,131	430,748
Transocean Ltd. (a)	122,500	1,805,650

		5,983,754

Pipelines — 0.0%
Kinder Morgan, Inc.	38	787
Spectra Energy Corp.	64	2,630
The Williams Cos., Inc.	48	1,495

		4,912

		27,886,805

Financial — 14.2%
Banks — 5.0%
Bank of America Corp.	270,598	5,980,216
The Bank of New York Mellon Corp.	29,707	1,407,518
BB&T Corp.	18,566	872,973
Capital One Financial Corp.	9,142	797,548
Citigroup, Inc.	104,951	6,237,238
Citizens Financial Group, Inc.	34,500	1,229,235
Comerica, Inc.	4,421	301,114
Fifth Third Bancorp	59,421	1,602,584
Huntington Bancshares, Inc.	6,800	89,896
KeyCorp	9,164	167,426
M&T Bank Corp.	1,355	211,963
Northern Trust Corp.	5,059	450,504
The PNC Financial Services Group, Inc.	12,918	1,510,889
Regions Financial Corp.	140,515	2,017,795
State Street Corp.	8,176	635,439
SunTrust Banks, Inc.	12,100	663,685
U.S. Bancorp	29,202	1,500,107
Wells Fargo & Co.	95,916	5,285,931

	Number of Shares	Value
Zions Bancorp	27,141	$1,168,149

		32,130,210

Diversified Financial — 4.3%
Alliance Data Systems Corp.	3,460	790,610
American Express Co.	22,449	1,663,022
Ameriprise Financial, Inc.	1,736	192,592
BlackRock, Inc.	880	334,875
The Charles Schwab Corp.	312	12,315
Discover Financial Services	17,783	1,281,977
E*TRADE Financial Corp. (a)	54,061	1,873,214
Franklin Resources, Inc.	38,387	1,519,357
The Goldman Sachs Group, Inc.	13,520	3,237,364
Intercontinental Exchange, Inc.	15	846
Invesco Ltd.	8,012	243,084
JP Morgan Chase & Co.	114,222	9,856,216
MasterCard, Inc. Class A	9,020	931,315
Morgan Stanley	54,097	2,285,598
Nasdaq, Inc.	45	3,020
Navient Corp.	121,491	1,996,097
Synchrony Financial	20,100	729,027
T. Rowe Price Group, Inc.	8,406	632,636

		27,583,165

Insurance — 3.6%
Aflac, Inc.	26,072	1,814,611
The Allstate Corp.	12,035	892,034
American International Group, Inc.	13,046	852,034
Aon PLC	3,445	384,221
Assurant, Inc.	396	36,772
Berkshire Hathaway, Inc. Class B (a)	15,386	2,507,610
Chubb Ltd.	18,748	2,476,986
Cincinnati Financial Corp.	4,419	334,739
The Hartford Financial Services Group, Inc.	8,152	388,443
Lincoln National Corp.	30,851	2,044,496
Loews Corp.	30,283	1,418,153
Marsh & McLennan Cos., Inc.	5,813	392,901
MetLife, Inc.	42,490	2,289,786
Principal Financial Group, Inc.	22,229	1,286,170
The Progressive Corp.	18,114	643,047
Prudential Financial, Inc.	16,827	1,751,018
Torchmark Corp.	2,582	190,448
The Travelers Cos., Inc.	7,167	877,384
Unum Group	49,331	2,167,111
XL Group Ltd.	5,188	193,305

		22,941,269

Real Estate — 0.0%
CBRE Group, Inc. Class A (a)	6,287	197,978

Real Estate Investment Trusts (REITS) — 1.2%
American Tower Corp.	589	62,246
Apartment Investment & Management Co. Class A	685	31,133

The accompanying notes are an integral part of the financial statements.

20

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
AvalonBay Communities, Inc.	2,081	$368,649
Boston Properties, Inc.	3	377
Equity Residential	12,756	820,976
Essex Property Trust, Inc.	1,500	348,750
Extra Space Storage, Inc.	7,000	540,680
General Growth Properties, Inc.	19,700	492,106
HCP, Inc.	21,335	634,076
Host Hotels & Resorts, Inc.	27,837	524,449
Iron Mountain, Inc.	48	1,559
Kimco Realty Corp.	2,767	69,618
The Macerich Co.	13,200	935,088
Prologis, Inc.	15,338	809,693
Public Storage	203	45,371
Simon Property Group, Inc.	645	114,597
SL Green Realty Corp.	2,300	247,365
Ventas, Inc.	8,825	551,739
Vornado Realty Trust	1,373	143,300
Welltower, Inc.	15,800	1,057,494
Weyerhaeuser Co.	26	783

		7,800,049

Savings & Loans — 0.1%
People’s United Financial, Inc.	25,351	490,795

		91,143,466

Industrial — 7.8%
Aerospace & Defense — 1.8%
Arconic, Inc.	31,208	578,596
The Boeing Co.	23,342	3,633,883
General Dynamics Corp.	602	103,941
Harris Corp.	770	78,902
L3 Technologies, Inc.	5,290	804,662
Lockheed Martin Corp.	6,610	1,652,103
Northrop Grumman Corp.	3,968	922,878
Raytheon Co.	5,149	731,158
Rockwell Collins, Inc.	68	6,308
United Technologies Corp.	29,320	3,214,058

		11,726,489

Airlines — 0.4%
United Continental Holdings, Inc. (a)	32,000	2,332,160

Building Materials — 0.0%
Martin Marietta Materials, Inc.	490	108,550
Masco Corp.	25	790

		109,340

Electrical Components & Equipment — 0.1%
Emerson Electric Co.	15,169	845,672

Electronics — 0.6%
Agilent Technologies, Inc.	7,963	362,794
Allegion PLC	33	2,112
Amphenol Corp. Class A	64	4,301
FLIR Systems, Inc.	2,852	103,214
Fortive Corp.	5,878	315,237

	Number of Shares	Value
Garmin Ltd.	36,400	$1,765,036
Johnson Controls International PLC	13,765	566,980
PerkinElmer, Inc.	2,720	141,848
TE Connectivity Ltd.	3,200	221,696
Waters Corp. (a)	5,060	680,014

		4,163,232

Engineering & Construction — 0.4%
Fluor Corp.	17,109	898,565
Jacobs Engineering Group, Inc. (a)	32,420	1,847,940

		2,746,505

Environmental Controls — 0.0%
Republic Services, Inc.	337	19,226
Stericycle, Inc. (a)	97	7,473
Waste Management, Inc.	3,073	217,906

		244,605

Hand & Machine Tools — 0.1%
Snap-on, Inc.	1,671	286,192
Stanley Black & Decker, Inc.	4,499	515,990

		802,182

Machinery – Construction & Mining — 0.6%
Caterpillar, Inc.	17,475	1,620,632
Ingersoll-Rand PLC	26,300	1,973,552

		3,594,184

Machinery – Diversified — 0.8%
Cummins, Inc.	12,485	1,706,325
Deere & Co.	16,800	1,731,072
Flowserve Corp.	2,170	104,268
Rockwell Automation, Inc.	9,233	1,240,915
Roper Technologies, Inc.	663	121,382
Xylem, Inc.	3,355	166,140

		5,070,102

Manufacturing — 1.9%
3M Co.	1,042	186,070
Danaher Corp.	11,756	915,087
Dover Corp.	3,873	290,204
Eaton Corp. PLC	12,566	843,053
General Electric Co.	165,686	5,235,677
Honeywell International, Inc.	14,722	1,705,544
Illinois Tool Works, Inc.	5,425	664,345
Leggett & Platt, Inc.	1,686	82,412
Parker Hannifin Corp.	12,948	1,812,720
Pentair PLC	23	1,290
Textron, Inc.	6,372	309,424

		12,045,826

Packaging & Containers — 0.2%
Ball Corp.	2	150
Sealed Air Corp.	53	2,403
WestRock Co.	19,567	993,417

		995,970

The accompanying notes are an integral part of the financial statements.

21

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Transportation — 0.9%
C.H. Robinson Worldwide, Inc.	7,720	$565,567
CSX Corp.	38,007	1,365,591
Expeditors International of Washington, Inc.	126	6,673
FedEx Corp.	4,220	785,764
Norfolk Southern Corp.	7,813	844,351
Ryder System, Inc.	9,138	680,233
Union Pacific Corp.	7,032	729,078
United Parcel Service, Inc. Class B	4,880	559,443

		5,536,700

		50,212,967

Technology — 10.4%
Computers — 4.5%
Accenture PLC Class A	11,530	1,350,509
Apple, Inc.	109,467	12,678,468
Cognizant Technology Solutions Corp. Class A (a)	9,256	518,614
CSRA, Inc.	1,926	61,324
Hewlett Packard Enterprise Co.	67,274	1,556,720
HP, Inc.	138,574	2,056,438
International Business Machines Corp.	24,380	4,046,836
NetApp, Inc.	52,398	1,848,077
Seagate Technology PLC	49,200	1,877,964
Teradata Corp. (a)	53,286	1,447,781
Western Digital Corp.	18,647	1,267,064

		28,709,795

Office Equipment/Supplies — 0.4%
Pitney Bowes, Inc.	57,689	876,296
Xerox Corp.	190,345	1,661,712

		2,538,008

Semiconductors — 2.2%
Analog Devices, Inc.	54	3,921
Applied Materials, Inc.	34,239	1,104,893
Broadcom Ltd.	1,959	346,292
Intel Corp.	114,523	4,153,749
KLA-Tencor Corp.	7,689	604,970
Lam Research Corp.	10,423	1,102,024
Linear Technology Corp.	1,805	112,542
Microchip Technology, Inc.	21	1,347
Micron Technology, Inc. (a)	65,717	1,440,517
NVIDIA Corp.	8,126	867,369
QUALCOMM, Inc.	41,100	2,679,720
Skyworks Solutions, Inc.	90	6,719
Texas Instruments, Inc.	23,574	1,720,195
Xilinx, Inc.	6,356	383,712

		14,527,970

	Number of Shares	Value
Software — 3.3%
Activision Blizzard, Inc.	15,400	$556,094
Adobe Systems, Inc. (a)	2,790	287,231
Autodesk, Inc. (a)	37	2,739
CA, Inc.	45,773	1,454,208
Citrix Systems, Inc. (a)	7,677	685,633
The Dun & Bradstreet Corp.	2,226	270,058
Electronic Arts, Inc. (a)	9,037	711,754
Fidelity National Information Services, Inc.	1,200	90,768
Fiserv, Inc. (a)	1,676	178,125
Intuit, Inc.	6,430	736,942
Microsoft Corp.	198,195	12,315,837
Oracle Corp.	70,657	2,716,762
Red Hat, Inc. (a)	3,721	259,354
Salesforce.com, Inc. (a)	11,244	769,764

		21,035,269

		66,811,042

Utilities — 2.4%
Electric — 2.3%
The AES Corp.	123,087	1,430,271
Ameren Corp.	660	34,624
American Electric Power Co., Inc.	8,385	527,920
CenterPoint Energy, Inc.	6,431	158,460
CMS Energy Corp.	7,903	328,923
Consolidated Edison, Inc.	2,182	160,770
Dominion Resources, Inc.	1,716	131,428
DTE Energy Co.	8,860	872,799
Duke Energy Corp.	15,190	1,179,048
Edison International	8,226	592,190
Entergy Corp.	23,998	1,763,133
Eversource Energy	812	44,847
Exelon Corp.	47,340	1,680,096
FirstEnergy Corp.	2,880	89,194
NextEra Energy, Inc.	8,540	1,020,188
NRG Energy, Inc.	125,800	1,542,308
PG&E Corp.	1,316	79,973
Pinnacle West Capital Corp.	1,396	108,930
PPL Corp.	11,618	395,593
Public Service Enterprise Group, Inc.	17,624	773,341
SCANA Corp.	3,647	267,252
The Southern Co.	20,122	989,801
WEC Energy Group, Inc.	4,542	266,388
Xcel Energy, Inc.	5,472	222,710

		14,660,187

Gas — 0.1%
NiSource, Inc.	713	15,786

The accompanying notes are an integral part of the financial statements.

22

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Sempra Energy	4,261	$428,827

		444,613

		15,104,800

TOTAL COMMON STOCK (Cost $338,993,633)		458,676,426

PREFERRED STOCK — 0.1%
Financial — 0.1%
Insurance — 0.1%
The Allstate Corp. 5.100%, 3 mo. LIBOR US + 3.165%, VRN	20,000	503,400

TOTAL PREFERRED STOCK (Cost $500,000)		503,400

TOTAL EQUITIES (Cost $339,493,633)		459,179,826

	Principal Amount
BONDS & NOTES — 28.2%

CORPORATE DEBT — 10.5%
Advertising — 0.0%
WPP Finance 2010 5.625% 11/15/43	$204,000	217,927

Aerospace & Defense — 0.0%
United Technologies Corp. 6.125% 7/15/38	80,000	101,767

Agriculture — 0.2%
Altria Group, Inc. 4.250% 8/09/42	105,000	103,333
Bunge Ltd. Finance Corp. 3.250% 8/15/26	165,000	158,445
Bunge Ltd. Finance Corp. 3.500% 11/24/20	160,000	162,852
Imperial Brands Finance PLC (b) 2.950% 7/21/20	380,000	382,325
Philip Morris International, Inc. 6.375% 5/16/38	35,000	44,879
Reynolds American, Inc. 3.250% 6/12/20	130,000	133,206
Reynolds American, Inc. 5.850% 8/15/45	120,000	142,095

		1,127,135

Airlines — 0.2%
American Airlines Group, Inc. (b) 5.500% 10/01/19	454,000	468,755

	Principal Amount	Value
American Airlines Pass-Through Trust, Series 2014-1, Class B 4.375% 4/01/24	$36,961	$36,869
American Airlines Pass-Through Trust, Series 2014-1, Class A 3.700% 4/01/28	92,966	92,037
Spirit Airlines Pass-Through Trust, Series 2015-1, Class A 4.100% 10/01/29	328,458	335,093
United Airlines Pass-Through Trust, Series 2014-1, Class A 4.000% 10/11/27	118,978	121,357
WestJet Airlines Ltd. (b) 3.500% 6/16/21	117,000	116,951

		1,171,062

Auto Manufacturers — 0.1%
Ford Motor Co. 5.291% 12/08/46	80,000	81,039
General Motors Financial Co., Inc. 3.100% 1/15/19	289,000	292,067
General Motors Financial Co., Inc. 3.200% 7/13/20	330,000	330,993
Hyundai Capital America (b) 2.550% 2/06/19	170,000	170,995

		875,094

Automotive & Parts — 0.1%
Lear Corp. 4.750% 1/15/23	198,000	201,960
Lear Corp. 5.375% 3/15/24	85,000	88,931

		290,891

Banks — 0.9%
Associated Banc-Corp. 2.750% 11/15/19	460,000	461,182
Associated Banc-Corp. 4.250% 1/15/25	494,000	489,561
Bancolombia SA 5.950% 6/03/21	205,000	222,487
Bank of America Corp. 4.183% 11/25/27	465,000	465,297
Bank of America Corp. 4.750% 4/21/45	220,000	223,083
The Bank of Nova Scotia 4.500% 12/16/25	200,000	205,457
First Horizon National Corp. 3.500% 12/15/20	625,000	630,692
First Republic Bank 4.375% 8/01/46	685,000	622,532
The Goldman Sachs Group, Inc. 3.500% 11/16/26	245,000	239,361

The accompanying notes are an integral part of the financial statements.

23

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
ICICI Bank Ltd. (b) 4.700% 2/21/18	$395,000	$404,465
JP Morgan Chase & Co. 3.375% 5/01/23	140,000	139,499
JP Morgan Chase & Co. 3.625% 12/01/27	380,000	368,671
JP Morgan Chase & Co. 3.875% 9/10/24	220,000	222,604
Regions Financial Corp. 7.500% 5/15/18	130,000	139,273
SVB Financial Group 3.500% 1/29/25	460,000	443,226
SVB Financial Group 5.375% 9/15/20	75,000	81,264
Turkiye Garanti Bankasi AS (b) 4.750% 10/17/19	210,000	208,793
Valley National Bancorp 5.125% 9/27/23	245,000	254,020

		5,821,467

Beverages — 0.2%
Anheuser-Busch Cos, Inc. 6.500% 2/01/43	25,000	32,265
Anheuser-Busch InBev Finance, Inc. 4.900% 2/01/46	675,000	729,587
Molson Coors Brewing Co. 4.200% 7/15/46	175,000	163,157

		925,009

Biotechnology — 0.0%
Amgen, Inc. 5.150% 11/15/41	115,000	121,572

Building Materials — 0.1%
CRH America, Inc. 8.125% 7/15/18	220,000	240,650
James Hardie International Finance Ltd. (b) 5.875% 2/15/23	375,000	388,125
Martin Marietta Material, Inc. 3 mo. USD LIBOR + 1.100%, FRN 1.937% 6/30/17	220,000	220,379
Owens Corning, Inc. 9.000% 6/15/19	55,000	62,712

		911,866

Chemicals — 0.2%
CF Industries, Inc. 6.875% 5/01/18	450,000	473,688
Chevron Phillips Chemical Co. LLC/Chevron Phillips Chemical Co. LP (b) 3.400% 12/01/26	270,000	269,541
The Dow Chemical Co. 8.550% 5/15/19	65,000	74,495

	Principal Amount	Value
Incitec Pivot Finance LLC (b) 6.000% 12/10/19	$110,000	$118,341
Monsanto Co. 4.400% 7/15/44	100,000	96,650
RPM International, Inc. 6.125% 10/15/19	100,000	109,817
RPM International, Inc. 6.500% 2/15/18	205,000	214,849
Valspar Corp. 7.250% 6/15/19	125,000	138,027

		1,495,408

Commercial Services — 0.2%
The ADT Corp. 6.250% 10/15/21	440,000	477,400
ERAC USA Finance LLC (b) 6.700% 6/01/34	78,000	94,596
Leidos Holdings, Inc. 4.450% 12/01/20	835,000	860,133

		1,432,129

Computers — 0.2%
Diamond 1 Finance Corp./Diamond 2 Finance Corp. (b) 3.480% 6/01/19	450,000	459,363
Diamond 1 Finance Corp./Diamond 2 Finance Corp. (b) 4.420% 6/15/21	380,000	393,203
Diamond 1 Finance Corp./Diamond 2 Finance Corp. (b) 6.020% 6/15/26	76,000	82,330

		934,896

Cosmetics & Personal Care — 0.0%
The Procter & Gamble Co. 5.800% 8/15/34	45,000	58,363

Distribution & Wholesale — 0.0%
Arrow Electronics, Inc. 4.500% 3/01/23	80,000	81,521
Ingram Micro, Inc. STEP 5.450% 12/15/24	203,000	191,020

		272,541

Diversified Financial — 1.5%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust 4.500% 5/15/21	765,000	792,808
Affiliated Managers Group, Inc. 3.500% 8/01/25	290,000	273,629
Air Lease Corp. 3.000% 9/15/23	465,000	444,254
Air Lease Corp. 3.375% 1/15/19	375,000	381,358
Air Lease Corp. 3.375% 6/01/21	355,000	359,919

The accompanying notes are an integral part of the financial statements.

24

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Air Lease Corp. 3.875% 4/01/21	$265,000	$272,264
Air Lease Corp. STEP 5.625% 4/01/17	80,000	80,700
Ally Financial, Inc. 3.250% 11/05/18	485,000	485,606
Ally Financial, Inc. 3.600% 5/21/18	129,000	129,968
Ally Financial, Inc. 4.750% 9/10/18	260,000	267,800
Ares Finance Co. LLC (b) 4.000% 10/08/24	355,000	328,411
BGC Partners, Inc. 5.125% 5/27/21	545,000	560,833
CIT Group Inc 3.875% 2/19/19	287,000	293,099
CIT Group, Inc. (b) 5.500% 2/15/19	160,000	168,800
Citigroup, Inc. 3.875% 3/26/25	737,000	732,135
Citigroup, Inc. 8.125% 7/15/39	90,000	133,734
The Goldman Sachs Group, Inc. 5.375% 3/15/20	225,000	244,122
The Goldman Sachs Group, Inc. 5.750% 1/24/22	200,000	224,843
The Goldman Sachs Group, Inc. 5.950% 1/15/27	294,000	335,064
The Goldman Sachs Group, Inc. 6.250% 2/01/41	60,000	74,374
The Goldman Sachs Group, Inc. 6.750% 10/01/37	75,000	92,614
Hyundai Capital America (b) 2.875% 8/09/18	135,000	136,572
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 3.500% 3/15/17	1,015,000	1,016,903
International Lease Finance Corp. 3.875% 4/15/18	270,000	275,062
International Lease Finance Corp. 6.250% 5/15/19	15,000	16,125
JP Morgan Chase & Co. 4.500% 1/24/22	200,000	215,686
JP Morgan Chase & Co. 4.950% 3/25/20	50,000	53,873
JP Morgan Chase & Co. 5.600% 7/15/41	195,000	233,181
Lazard Group LLC 3.625% 3/01/27	355,000	336,407
Lazard Group LLC 4.250% 11/14/20	600,000	628,055
Legg Mason, Inc. 5.625% 1/15/44	165,000	160,676

	Principal Amount	Value
Merrill Lynch & Co., Inc. 7.750% 5/14/38	$95,000	$130,796

		9,879,671

Electric — 0.8%
Appalachian Power Co. 3.400% 6/01/25	355,000	359,516
Duke Energy Corp. 3.750% 9/01/46	195,000	175,540
Entergy Arkansas, Inc. 3.500% 4/01/26	70,000	71,333
Entergy Louisiana LLC 4.950% 1/15/45	165,000	169,369
Florida Power & Light Co. 4.950% 6/01/35	125,000	142,610
IPALCO Enterprises, Inc. 3.450% 7/15/20	800,000	814,000
Israel Electric Corp. Ltd. (b) 7.250% 1/15/19	200,000	215,978
Majapahit Holding BV (b) 7.750% 1/20/20	195,000	218,887
Metropolitan Edison Co. (b) 4.000% 4/15/25	215,000	216,451
Nevada Power Co. Series N 6.650% 4/01/36	135,000	178,262
Niagara Mohawk Power Corp. (b) 2.721% 11/28/22	200,000	199,059
NiSource Finance Corp. 5.800% 2/01/42	175,000	203,652
Oncor Electric Delivery Co. 7.500% 9/01/38	40,000	57,614
Pacific Gas & Electric Co. 5.800% 3/01/37	120,000	146,397
Pennsylvania Electric Co. (b) 4.150% 4/15/25	295,000	297,207
PPL Capital Funding, Inc. 5.000% 3/15/44	190,000	200,927
Progress Energy, Inc. 7.000% 10/30/31	25,000	32,412
Puget Energy, Inc. 3.650% 5/15/25	350,000	344,931
Puget Energy, Inc. 6.500% 12/15/20	271,000	305,522
Transelec SA (b) 4.625% 7/26/23	175,000	181,653
Tri-State Generation & Transmission Association, Series 2003, Class A (b) 6.040% 1/31/18	64,190	64,968
Virginia Electric and Power Co. 6.350% 11/30/37	150,000	193,197
Wisconsin Public Service Corp. 5.650% 11/01/17	225,000	232,371

		5,021,856

The accompanying notes are an integral part of the financial statements.

25

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Electronics — 0.1%
Amphenol Corp. 4.000% 2/01/22	$100,000	$104,644
Arrow Electronics, Inc. 3.500% 4/01/22	255,000	252,461
Avnet, Inc. 3.750% 12/01/21	30,000	30,185
Avnet, Inc. 4.875% 12/01/22	123,000	127,886
FLIR Systems, Inc. 3.125% 6/15/21	195,000	195,515

		710,691

Engineering & Construction — 0.1%
SBA Tower Trust (b) 3.156% 10/15/20	210,000	211,176
SBA Tower Trust (b) 2.877% 7/15/21	200,000	198,296

		409,472

Environmental Controls — 0.0%
Clean Harbors, Inc. 5.250% 8/01/20	183,000	187,346

Foods — 0.2%
Ingredion, Inc. 3.200% 10/01/26	215,000	210,421
Kraft Foods, Inc. 6.500% 2/09/40	63,000	77,722
Kraft Heinz Foods Co. 3.000% 6/01/26	515,000	483,501
Tyson Foods, Inc. 2.650% 8/15/19	65,000	65,620
Tyson Foods, Inc. 4.875% 8/15/34	105,000	106,999

		944,263

Forest Products & Paper — 0.1%
Sappi Papier Holding GmbH (b) 7.750% 7/15/17	635,000	642,938

Gas — 0.1%
Boston Gas Co. (b) 4.487% 2/15/42	100,000	102,254
Spire, Inc. 4.700% 8/15/44	290,000	282,684

		384,938

Hand & Machine Tools — 0.0%
Kennametal, Inc. 2.650% 11/01/19	150,000	149,176

Health Care – Products — 0.1%
Abbott Laboratories 2.900% 11/30/21	205,000	204,416
Abbott Laboratories 3.750% 11/30/26	125,000	124,136

	Principal Amount	Value
Abbott Laboratories 4.900% 11/30/46	$115,000	$118,029
Becton Dickinson & Co. 4.685% 12/15/44	125,000	129,493
Johnson & Johnson 5.850% 7/15/38	40,000	52,455

		628,529

Health Care – Services — 0.1%
Aetna, Inc. 3.200% 6/15/26	320,000	316,566
Aetna, Inc. 4.375% 6/15/46	75,000	75,311
Kaiser Foundation Hospitals 3.500% 4/01/22	75,000	77,396
UnitedHealth Group, Inc. 3.950% 10/15/42	55,000	53,562
UnitedHealth Group, Inc. 6.875% 2/15/38	110,000	149,688

		672,523

Home Builders — 0.1%
Lennar Corp. 4.500% 11/15/19	516,000	535,995

Home Furnishing — 0.0%
Whirlpool Corp. 5.150% 3/01/43	50,000	53,345

Housewares — 0.1%
Newell Brands, Inc. 3.850% 4/01/23	335,000	347,498

Insurance — 0.8%
The Allstate Corp. 3 mo. USD LIBOR + 2.938%, VRN 5.750% 8/15/53	336,000	347,390
Arch Capital Finance LLC 4.011% 12/15/26	155,000	157,231
Arch Capital Group US, Inc. 5.144% 11/01/43	170,000	179,491
AXIS Specialty Finance PLC 2.650% 4/01/19	95,000	95,655
Brown & Brown, Inc. 4.200% 9/15/24	70,000	70,517
The Chubb Corp. 3 mo. USD LIBOR + 2.250%, VRN 6.375% 4/15/37	50,000	47,000
CNA Financial Corp. 7.350% 11/15/19	180,000	204,142
Five Corners Funding Trust (b) 4.419% 11/15/23	215,000	227,302
MetLife Capital Trust IV (b) 7.875% 12/15/37	345,000	415,897
Prudential Financial, Inc. 3 mo. USD LIBOR + 3.040%, VRN 5.200% 3/15/44	134,000	132,415

The accompanying notes are an integral part of the financial statements.

26

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Prudential Financial, Inc. 3 mo. USD LIBOR + 3.920%, VRN 5.625% 6/15/43	$245,000	$254,494
QBE Insurance Group Ltd. (b) 2.400% 5/01/18	115,000	115,126
Reinsurance Group of America, Inc. 3.950% 9/15/26	360,000	356,159
Reinsurance Group of America, Inc. 4.700% 9/15/23	225,000	238,578
Reinsurance Group of America, Inc. 5.000% 6/01/21	225,000	243,147
Reinsurance Group of America, Inc. 6.450% 11/15/19	220,000	244,074
Trinity Acquisition PLC 3.500% 9/15/21	270,000	272,635
Trinity Acquisition PLC 4.400% 3/15/26	70,000	70,858
Unum Group 3.000% 5/15/21	150,000	149,562
USF&G Capital I (b) 8.500% 12/15/45	150,000	190,184
Willis North America, Inc. 7.000% 9/29/19	97,000	107,921
Willis Towers Watson PLC 5.750% 3/15/21	230,000	251,327
XLIT Ltd. 4.450% 3/31/25	170,000	168,567
XLIT Ltd. 5.750% 10/01/21	115,000	127,803
XLIT Ltd. 6.375% 11/15/24	325,000	379,340

		5,046,815

Internet — 0.1%
Expedia, Inc. 7.456% 8/15/18	425,000	459,658

Investment Companies — 0.1%
Ares Capital Corp. 3.875% 1/15/20	505,000	512,056
FS Investment Corp. 4.000% 7/15/19	390,000	391,005

		903,061

Iron & Steel — 0.2%
ArcelorMittal 5.125% 6/01/20	320,000	335,200
ArcelorMittal STEP 6.250% 8/05/20	285,000	309,937
Glencore Funding LLC (b) 4.625% 4/29/24	55,000	56,238
Reliance Steel & Aluminum Co. 4.500% 4/15/23	145,000	145,882

	Principal Amount	Value
Vale Overseas Ltd. 6.875% 11/21/36	$95,000	$93,575

		940,832

Lodging — 0.0%
Marriott International, Inc. 6.750% 5/15/18	40,000	42,641

Machinery – Diversified — 0.2%
CNH Industrial Capital LLC 3.250% 2/01/17	105,000	105,000
CNH Industrial Capital LLC 3.375% 7/15/19	230,000	230,575
CNH Industrial Capital LLC 3.625% 4/15/18	116,000	117,450
CNH Industrial Capital LLC 3.875% 10/15/21	500,000	491,875
Xylem, Inc. 3.250% 11/01/26	120,000	116,526
Xylem, Inc. 4.875% 10/01/21	100,000	107,957

		1,169,383

Manufacturing — 0.0%
General Electric Co. 4.125% 10/09/42	270,000	272,390

Media — 0.2%
21st Century Fox America, Co. 6.900% 8/15/39	100,000	125,575
Charter Communications Operating LLC/Charter Communications Operating Capital 3.579% 7/23/20	270,000	275,463
Charter Communications Operating LLC/Charter Communications Operating Capital 6.484% 10/23/45	225,000	260,118
Comcast Corp. 3.400% 7/15/46	305,000	266,360
NBCUniversal Media LLC 6.400% 4/30/40	20,000	25,862
Time Warner Cable, Inc. 6.750% 6/15/39	110,000	127,884
Time Warner Cable, Inc. 8.250% 4/01/19	45,000	50,567
Time Warner Cable, Inc. 8.750% 2/14/19	65,000	73,251
Time Warner, Inc. 4.700% 1/15/21	125,000	133,610
Time Warner, Inc. 6.250% 3/29/41	25,000	29,170
Viacom, Inc. 2.250% 2/04/22	170,000	159,756

		1,527,616

The accompanying notes are an integral part of the financial statements.

27

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Mining — 0.0%
Glencore Canada Corp. 5.500% 6/15/17	$175,000	$177,807

Office Equipment/Supplies — 0.1%
Pitney Bowes, Inc. 3.375% 10/01/21	485,000	470,879
Pitney Bowes, Inc. 4.750% 5/15/18	20,000	20,593
Pitney Bowes, Inc. 5.750% 9/15/17	31,000	31,795

		523,267

Office Furnishings — 0.0%
Steelcase, Inc. 6.375% 2/15/21	100,000	111,772

Oil & Gas — 0.5%
Anadarko Petroleum Corp. 5.550% 3/15/26	165,000	184,678
ConocoPhillips Co. 2.400% 12/15/22	140,000	135,369
ConocoPhillips Co. 2.875% 11/15/21	484,000	487,690
Encana Corp. 3.900% 11/15/21	150,000	151,077
Encana Corp. 6.500% 5/15/19	125,000	134,529
Helmerich & Payne International Drilling Co. 4.650% 3/15/25	190,000	196,322
Nabors Industries, Inc. (b) 5.500% 1/15/23	60,000	62,475
Pemex Project Funding Master Trust 6.625% 6/15/38	37,000	35,798
Petroleos Mexicanos 3.125% 1/23/19	50,000	49,575
Petroleos Mexicanos 5.500% 1/21/21	285,000	293,194
Petroleos Mexicanos 6.375% 1/23/45	80,000	72,800
Petroleos Mexicanos (b) 6.500% 3/13/27	60,000	61,890
Phillips 66 5.875% 5/01/42	335,000	396,658
Pioneer Natural Resources Co. 4.450% 1/15/26	320,000	339,060
Tesoro Corp. (b) 5.125% 12/15/26	285,000	288,249

		2,889,364

Oil & Gas Services — 0.0%
Weatherford International Ltd. 6.000% 3/15/18	75,000	74,250

	Principal Amount	Value
Packaging & Containers — 0.2%
Amcor Finance USA, Inc. (b) 3.625% 4/28/26	$490,000	$479,943
Brambles USA, Inc. (b) 4.125% 10/23/25	134,000	136,422
Brambles USA, Inc., Series A (b) 5.350% 4/01/20	90,000	97,049
Crown Americas LLC/Crown Americas Capital Corp. IV 4.500% 1/15/23	375,000	382,500
Graphic Packaging International, Inc. 4.750% 4/15/21	100,000	105,000
Graphic Packaging International, Inc. 4.875% 11/15/22	60,000	61,500

		1,262,414

Pharmaceuticals — 0.4%
AbbVie, Inc. 4.400% 11/06/42	75,000	70,556
AbbVie, Inc. 4.700% 5/14/45	285,000	279,622
Actavis Funding SCS 3.000% 3/12/20	300,000	304,159
Actavis Funding SCS 4.750% 3/15/45	190,000	186,529
Baxalta, Inc. 3.600% 6/23/22	105,000	105,804
Baxalta, Inc. 4.000% 6/23/25	290,000	290,847
Baxalta, Inc. 5.250% 6/23/45	140,000	149,438
McKesson Corp. 2.284% 3/15/19	95,000	95,356
McKesson Corp. 4.750% 3/01/21	150,000	160,831
McKesson Corp. 4.883% 3/15/44	60,000	61,036
McKesson Corp. 6.000% 3/01/41	125,000	144,626
Merck Sharp & Dohme Corp. 5.850% 6/30/39	45,000	56,711
Mylan NV (b) 3.150% 6/15/21	275,000	269,881
Mylan NV (b) 3.950% 6/15/26	480,000	449,207
Shire Acquisitions Investments Ireland DAC 2.875% 9/23/23	95,000	90,292
Teva Pharmaceutical Finance Netherlands III BV 4.100% 10/01/46	75,000	64,265

		2,779,160

The accompanying notes are an integral part of the financial statements.

28

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pipelines — 0.4%
Boardwalk Pipelines LLC 5.500% 2/01/17	$175,000	$175,466
CenterPoint Energy Resources Corp. 4.500% 1/15/21	100,000	104,922
EnLink Midstream Partners LP 4.850% 7/15/26	75,000	75,655
Enterprise Products Operating Co. 3.700% 2/15/26	340,000	341,233
Enterprise Products Operating Co. 5.950% 2/01/41	150,000	169,335
Kinder Morgan Energy Partners LP 6.000% 2/01/17	130,000	130,394
Kinder Morgan Energy Partners LP 6.500% 2/01/37	120,000	131,501
Kinder Morgan Energy Partners LP 6.950% 1/15/38	10,000	11,600
Kinder Morgan Finance Co. LLC (b) 6.000% 1/15/18	150,000	156,180
Kinder Morgan, Inc. 4.300% 6/01/25	165,000	169,878
Magellan Midstream Partners LP 5.150% 10/15/43	460,000	478,102
MPLX LP 4.875% 12/01/24	150,000	154,454
MPLX LP 4.875% 6/01/25	155,000	159,363
Plains All American Pipeline LP/PAA Finance Corp. 4.500% 12/15/26	210,000	213,034
Southern Natural Gas Co. LLC STEP (b) 5.900% 4/01/17	250,000	252,603

		2,723,720

Real Estate Investment Trusts (REITS) — 0.3%
American Tower Corp. 3.450% 9/15/21	425,000	430,499
American Tower Corp. 4.400% 2/15/26	140,000	143,059
Brandywine Operating Partners LP 4.950% 4/15/18	200,000	206,745
DDR Corp. 4.750% 4/15/18	60,000	61,708
Duke Realty LP 3.250% 6/30/26	120,000	116,051
Federal Realty Investment Trust 5.900% 4/01/20	55,000	60,781
Healthcare Trust of America Holdings LP 3.500% 8/01/26	200,000	191,126
Highwoods Realty LP 7.500% 4/15/18	265,000	282,726
Host Hotels & Resorts LP 3.750% 10/15/23	40,000	39,269

	Principal Amount	Value
Host Hotels & Resorts LP 4.000% 6/15/25	$100,000	$98,492
Tanger Properties LP 3.125% 9/01/26	400,000	375,737
Weingarten Realty Investors 3.250% 8/15/26	85,000	80,187

		2,086,380

Retail — 0.4%
AutoNation, Inc. 4.500% 10/01/25	120,000	121,402
Bed Bath & Beyond, Inc. 5.165% 8/01/44	101,000	91,918
CVS Health Corp. 6.125% 9/15/39	175,000	214,242
CVS Pass-Through Trust (b) 5.926% 1/10/34	283,925	324,334
Dollar Tree, Inc. 5.750% 3/01/23	470,000	497,645
El Puerto de Liverpool SAB de CV (b) 3.950% 10/02/24	445,000	422,750
The Home Depot, Inc. 5.950% 4/01/41	150,000	190,690
QVC, Inc. 3.125% 4/01/19	155,000	156,613
QVC, Inc. 4.375% 3/15/23	150,000	148,876
QVC, Inc. 4.450% 2/15/25	245,000	235,501
QVC, Inc. 5.125% 7/02/22	30,000	31,055
Tiffany & Co. 4.900% 10/01/44	165,000	153,859
Walgreens Boots Alliance, Inc. 2.700% 11/18/19	110,000	111,459

		2,700,344

Semiconductors — 0.1%
Lam Research Corp. 2.750% 3/15/20	215,000	215,445
Lam Research Corp. 3.800% 3/15/25	300,000	300,327

		515,772

Software — 0.2%
Broadridge Financial Solutions, Inc. 3.400% 6/27/26	165,000	159,228
Broadridge Financial Solutions, Inc. 3.950% 9/01/20	110,000	115,337
Microsoft Corp. 4.450% 11/03/45	330,000	351,589
Oracle Corp. 4.000% 7/15/46	575,000	549,985

		1,176,139

The accompanying notes are an integral part of the financial statements.

29

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Telecommunications — 0.3%
AT&T, Inc. 4.750% 5/15/46	$260,000	$246,329
AT&T, Inc. 6.550% 2/15/39	25,000	28,943
CenturyLink, Inc. 6.150% 9/15/19	140,000	149,800
Cisco Systems, Inc. 5.500% 1/15/40	55,000	67,001
Crown Castle Towers LLC (b) 6.113% 1/15/40	170,000	184,188
Rogers Communications, Inc. 7.500% 8/15/38	30,000	39,455
Telefonica Emisiones SAU 5.462% 2/16/21	125,000	136,259
Verizon Communications, Inc. 2.625% 2/21/20	262,000	264,513
Verizon Communications, Inc. 4.862% 8/21/46	207,000	209,752
Verizon Communications, Inc. 5.012% 8/21/54	181,000	180,052
Verizon Communications, Inc. 6.550% 9/15/43	182,000	227,314

		1,733,606

Transportation — 0.1%
Asciano Finance (b) 4.625% 9/23/20	105,000	108,634
Asciano Finance Ltd. (b) 5.000% 4/07/18	250,000	256,852
Autoridad del Canal de Panama (b) 4.950% 7/29/35	210,000	221,550
Norfolk Southern Corp. 6.000% 5/23/2111	100,000	116,982

		704,018

Trucking & Leasing — 0.2%
Aviation Capital Group Corp. (b) 2.875% 9/17/18	905,000	916,312
GATX Corp. 4.750% 6/15/22	150,000	161,442

		1,077,754

TOTAL CORPORATE DEBT (Cost $66,324,571)		67,223,531

MUNICIPAL OBLIGATIONS — 0.3%
JobsOhio Beverage System Series B 4.532% 1/01/35	325,000	348,039
Orange County Local Transportation Authority BAB 6.908% 2/15/41	230,000	308,906

	Principal Amount	Value
Panhandle-Plains Student Finance Corp., Series 2001-A2, FRN 2.290% 12/01/31	$300,000	$288,147
State of California BAB 7.550% 4/01/39	120,000	177,558
State of California BAB 7.600% 11/01/40	105,000	158,160
State of Illinois 5.365% 3/01/17	575,000	578,421

		1,859,231

TOTAL MUNICIPAL OBLIGATIONS (Cost $1,816,286)		1,859,231

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 8.9%
Auto Floor Plan ABS — 0.0%
NCF Dealer Floorplan Master Trust, Series 2014-1A, Class A, 1 mo. LIBOR + 1.500%, FRN (b) 2.061% 10/20/20	230,000	230,000

Automobile ABS — 0.4%
CPS Auto Trust, Series 2014-A, Class A (b) 1.210% 8/15/18	7,880	7,875
CPS Auto Trust, Series 2016-C, Class A (b) 1.620% 1/15/20	126,963	126,965
Drive Auto Receivables Trust, Series 2016-BA, Class B (b) 2.560% 6/15/20	160,000	160,626
First Investors Auto Owner Trust, Series 2016-2A, Class B (b) 2.210% 7/15/22	450,000	445,811
Flagship Credit Auto Trust, Series 2013-2, Class A (b) 1.940% 1/15/19	3,495	3,495
GLS Auto Receivables Trust, Series 2015-1A, Class A (b) 2.250% 12/15/20	71,240	71,126
Oscar US Funding Trust II, Series 2015-1A, Class A4 (b) 2.440% 6/15/22	350,000	344,672
Oscar US Funding Trust IV, Series 2016-1A, Class A2B, 1 mo. USD LIBOR + 1.700%, FRN (b) 2.403% 7/15/20	227,805	227,877
Oscar US Funding Trust V, Series 2016-2A, Class A4 (b) 2.990% 12/15/23	630,000	617,478
Santander Drive Auto Receivables Trust, Series 2015-4, Class C 2.970% 3/15/21	250,000	251,999

		2,257,924

The accompanying notes are an integral part of the financial statements.

30

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Commercial MBS — 0.9%
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class A4, VRN 5.747% 2/10/51	$225,358	$228,467
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class AM, VRN 5.814% 2/10/51	220,000	224,080
Banc of America Commercial Mortgage, Inc., Series 2008-1, Class A4, VRN 6.235% 2/10/51	241,864	248,400
Banc of America Commercial Mortgage, Inc., Series 2008-1, Class AM, VRN 6.278% 2/10/51	215,000	221,605
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A4, VRN 5.694% 6/11/50	197,018	200,376
Bear Stearns Commercial Mortgage Securities, Series 2007-PW18, Class A4 5.700% 6/11/50	236,506	240,739
Commercial Mortgage Pass Through Certificates, Series 2012-CR4, Class B (b) 3.703% 10/15/45	195,000	198,109
Commercial Mortgage Pass Through Certificates, Series 2014-UBS2, Class A5 3.961% 3/10/47	319,000	335,747
Commercial Mortgage Pass Through Certificates, Series 2015-CR23, Class C, VRN 4.255% 5/10/48	140,000	124,794
Commercial Mortgage Pass-Through Certificates, Series 2007-C9, Class A4, VRN 5.811% 12/10/49	367,544	370,713
DBCCRE Mortgage Trust, Series 2014-ARCP, Class A (b) 4.238% 1/10/34	165,000	167,937
DBRR Trust, Series 2013-EZ3, Class A, VRN (b) 1.635% 12/18/49	16,297	16,281
DBUBS Mortgage Trust, Series 2011-LC1A, Class B, VRN (b) 5.471% 11/10/46	110,000	120,708
GCCFC Commercial Mortgage Trust, Series 2006-GG7, Class AM, VRN 5.758% 7/10/38	191,651	191,704
GS Mortgage Securities Corp. II, Series 2012-GC6, Class AS (b) 4.948% 1/10/45	100,000	109,690
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18, Class AM, VRN 5.466% 6/12/47	265,000	266,365

	Principal Amount	Value
ML-CFC Commercial Mortgage Trust, Series 2007-9, Class AM, VRN 5.856% 9/12/49	$260,000	$268,246
Morgan Stanley Capital I, Series 2011-C2, Class B, VRN (b) 5.200% 6/15/44	250,000	267,984
Morgan Stanley Capital I, Series 2007-HQ11, Class AM, VRN 5.478% 2/12/44	277,675	277,427
STRIPs Ltd., Series 2012-1A, Class A (b) 1.500% 12/25/44	6,991	6,970
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class AJ, VRN 5.473% 8/15/39	30,954	30,997
Velocity Commercial Capital Loan Trust, Series 2016-2, Class AFX, VRN 2.996% 10/25/46	324,273	321,120
VNO Mortgage Trust, Series 2013-PENN, Class A (b) 3.808% 12/13/29	240,000	251,850
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4 5.509% 4/15/47	506,823	508,221
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class AM, VRN 5.591% 4/15/47	200,000	201,133
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A4, VRN 5.969% 2/15/51	116,021	116,747
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class AM, VRN 5.969% 2/15/51	235,000	237,585
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A1 (b) 3.349% 11/15/43	30,236	30,975
WF-RBS Commercial Mortgage Trust, Series 2012-C8, Class B 4.311% 8/15/45	190,000	198,149

		5,983,119

Home Equity ABS — 0.1%
Aames Mortgage Investment Trust, Series 2005-1, Class M4, 1 mo. USD LIBOR + 1.125%, FRN 1.717% 6/25/35	95,895	95,543
ACE Securities Corp., Series 2005-AG1, Class A1B1, 1 mo. USD LIBOR + .270%, FRN 0.862% 8/25/35	8,443	8,442

The accompanying notes are an integral part of the financial statements.

31

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A, 1 mo. USD LIBOR + .460%, FRN 1.044% 9/25/34	$42,294	$42,097
First Franklin Mortgage Loan Trust, Series 2005-FF6, Class M1, 1 mo. USD LIBOR + .630%, FRN 1.222% 5/25/36	44,098	43,992
Fremont Home Loan Trust, Series 2005-E, Class 2A3, 1 mo. USD LIBOR + .240%, FRN 0.832% 1/25/36	31,149	30,956
GSAMP Trust, Series 2005-AHL, Class M1, 1 mo. USD LIBOR + .645%, FRN 1.401% 4/25/35	46,676	46,834
Home Equity Asset Trust, Series 2006-4, Class 2A3, 1 mo. USD LIBOR + .170%, FRN 0.754% 8/25/36	19,443	19,458
Long Beach Mortgage Loan Trust, Series 2005-WL1, Class M2, 1 mo. USD LIBOR + .825%, FRN 1.581% 6/25/35	154,978	154,393
MASTR Asset-Backed Securities Trust, Series 2005-WMC1, Class M3, 1 mo. USD LIBOR + .720%, FRN 1.304% 3/25/35	203,880	203,868
NovaStar Mortgage Funding Trust, Series 2005-3, Class A2D, 1 mo. LIBOR + .370%, FRN 1.126% 1/25/36	118,134	117,697
Park Place Securities, Inc., Series 2005-WHQ4, Class A1A, 1 mo. USD LIBOR + .260%, FRN 0.852% 9/25/35	29,797	29,834
Residential Asset Securities Corp., Series 2005-EMX4, Class M1, 1 mo. USD LIBOR + .430%, FRN 1.186% 11/25/35	59,594	59,624

		852,738

Other ABS — 4.8%
321 Henderson Receivables I LLC, Series 2015-1A, Class A (b) 3.260% 9/15/72	55,178	51,730
321 Henderson Receivables LLC, Series 2005-1A, Class A1, 1 mo. USD LIBOR + .230%, FRN (b) 0.933% 11/15/40	99,205	94,165
Aames Mortgage Investment Trust, Series 2004-1, Class M5, 1 mo. USD LIBOR + 1.725%, FRN 2.317% 1/25/35	171,724	171,234

	Principal Amount	Value
AIMCO CLO Ltd., Series 2014-AA, Class A, 3 mo. USD LIBOR + 1.540%, FRN (b) 2.421% 7/20/26	$360,000	$360,013
ALM VII Ltd., Series 2012-7A, Class A1R, 3 mo. USD LIBOR + 1.480%, FRN (b) 2.333% 10/15/28	410,000	411,221
ALM XIV Ltd., Series 2014-14A, Class A1, 3 mo. USD LIBOR + 1.430%, FRN (b) 2.320% 7/28/26	660,000	659,997
Alterna Funding I LLC, Series 2014-1A, Class NOTE (b) 1.639% 2/15/21	88,667	86,173
Alterna Funding II LLC, Series 2015-1A, Class A (b) 2.500% 2/15/24	174,716	171,549
Apidos CLO XV, Series 2013-15A, Class A1, 3 mo. USD LIBOR + 1.350%, FRN (b) 2.231% 10/20/25	500,000	500,008
Apidos CLO XXV, Series 2016-25A, Class A1, 3 mo. USD LIBOR + 1.460%, FRN (b) 2.202% 10/20/28	250,000	250,038
Applebee’s/IHOP Funding LLC, Series 2014-1, Class A2 (b) 4.277% 9/05/44	210,000	207,761
Arbys Funding LLC, Series 2015-1A, Class A2 (b) 4.969% 10/30/45	316,800	320,166
ARL Second LLC, Series 2014-1A, Class A1 (b) 2.920% 6/15/44	155,084	150,891
Avery Point CLO Ltd., Series 2014-5A, Class A, 3 mo. USD LIBOR + 1.460%, FRN (b) 2.340% 7/17/26	350,000	350,003
Avery Point III CLO Ltd., Series 2013-3A, Class A, 3 mo. USD LIBOR + 1.400%, FRN (b) 2.281% 1/18/25	250,000	250,003
Avery Point VI CLO Ltd., Series 2015-6A, Class A, 3 mo. USD LIBOR + 1.450%, FRN (b) 2.330% 8/05/27	570,000	570,621
BCC Funding VIII LLC, Series 2014-1A, Class A (b) 1.794% 6/20/20	21,672	21,659
Birchwood Park CLO Ltd., Series 2014-1A, Class A, 3 mo. USD LIBOR + 1.440%, FRN (b) 2.320% 7/15/26	345,000	345,028

The accompanying notes are an integral part of the financial statements.

32

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Blackbird Capital Aircraft Lease Securitization Ltd., Series 2016-1A, Class AA, STEP (b) 2.487% 12/16/41	$290,000	$290,453
BlueMountain CLO Ltd., Series 2013-2A, Class A, 3 mo. USD LIBOR + 1.200%, FRN (b) 2.081% 1/22/25	250,000	249,999
BlueMountain CLO Ltd., Series 2015-2A, Class A1, 3 mo. USD LIBOR + 1.430%, FRN (b) 2.311% 7/18/27	380,000	380,907
BlueVirgo Trust, Series 2015-1A, Class NOTE (b) 3.000% 12/15/22	378,831	382,828
CAN Capital Funding LLC, Series 2014-1A, Class A (b) 3.117% 4/15/20	152,837	151,683
Capital Automotive REIT, Series 2014-1A, Class A (b) 3.660% 10/15/44	160,000	154,675
Capital Automotive REIT, Series 2012-1A, Class A (b) 4.700% 7/15/42	223,620	225,017
Carlyle Global Market Strategies, Series 2014-4A, Class A1, 3 mo. USD LIBOR + 1.500%, FRN (b) 2.380% 10/15/26	250,000	250,165
Cazenovia Creek Funding I LLC, Series 2015-1A, Class A (b) 2.000% 12/10/23	103,890	103,046
Citi Held For Asset Issuance, Series 2015-PM1, Class A (b) 1.850% 12/15/21	6,323	6,320
Citigroup Mortgage Loan Trust, Series 2006-SHL1, Class A1, 1 mo. USD LIBOR + .200%, FRN (b) 0.792% 11/25/45	34,784	34,793
CKE Restaurant Holdings, Inc., Series 2013-1A, Class A2 (b) 4.474% 3/20/43	165,156	163,904
Consumers Securitization Funding LLC, Series 2014-A, Class A2 2.962% 11/01/25	190,000	191,644
Cronos Containers Program I Ltd., Series 2014-2A, Class A (b) 3.270% 11/18/29	230,556	220,732
DB Master Finance LLC, Series 2015-1A, Class A2I (b) 3.262% 2/20/45	343,875	345,793
Diamond Resorts Owner Trust, Series 2013-2, Class A (b) 2.270% 5/20/26	471,021	467,745

	Principal Amount	Value
Diamond Resorts Owner Trust, Series 2014-1, Class A (b) 2.540% 5/20/27	$70,202	$70,062
Diamond Resorts Owner Trust, Series 2015-1, Class A (b) 2.730% 7/20/27	168,684	167,661
Diamond Resorts Owner Trust, Series 2016-1, Class A (b) 3.080% 11/20/28	919,682	914,028
Domino’s Pizza Master Issuer LLC, Series 2015-1A, Class A2I (b) 3.484% 10/25/45	504,900	497,080
Domino’s Pizza Master Issuer LLC, Series 2015-1A, Class A2II (b) 4.474% 10/25/45	534,600	508,504
Drug Royalty Corp., Inc., Series 2012-1, Class A2 (b) 5.800% 7/15/24	27,564	27,815
Dryden XXXI Senior Loan Fund, Series 2014-31A, Class A, 3 mo. USD LIBOR + 1.350%, FRN (b) 2.231% 4/18/26	475,000	475,020
Eaton Vance CLO, Series 2014-1A, Class A, 3 mo. USD LIBOR + 1.450%, FRN (b) 2.330% 7/15/26	450,000	450,849
Elara HGV Timeshare Issuer LLC, Series 2016-A, Class A (b) 2.810% 4/25/28	387,556	380,151
Element Rail Leasing II LLC, Series 2015-1A, Class A1 (b) 2.707% 2/19/45	81,098	78,568
Element Rail Leasing II LLC, Series 2016-1A, Class A1 (b) 3.968% 3/19/46	214,119	214,686
Entegry New Orleans Storm Recovery Funding I LLC, Series 2015-1, Class A 2.670% 6/01/27	101,695	102,688
Fairway Outdoor Funding LLC, Series 2012-1A, Class A2 (b) 4.212% 10/15/42	392,458	392,475
First Franklin Mortgage Loan Trust, Series 2004-FFH4, Class M6, 1 mo. USD LIBOR + 1.725%, FRN 2.481% 1/25/35	420,000	418,961
Galaxy XX CLO Ltd., Series 2015-20A, Class A, 3 mo. USD LIBOR + 1.450%, FRN (b) 2.331% 7/20/27	425,000	425,550
Global SC Finance II SRL, Series 2014-1A, Class A1 (b) 3.190% 7/17/29	189,583	182,050

The accompanying notes are an integral part of the financial statements.

33

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Global SC Finance II SRL, Series 2013-2A, Class A (b) 3.670% 11/17/28	$180,995	$174,680
Global SC Funding One Ltd., Series 2015-1, Class B1 (b) 2.740% 1/18/30	62,416	62,416
GoldenTree Loan Opportunities VII Ltd., Series 2013-7A, Class A, 3 mo. USD LIBOR + 1.150%, FRN (b) 2.031% 4/25/25	565,000	564,566
GoldenTree Loan Opportunities VII Ltd., Series 2014-8A, Class A, 3 mo. USD LIBOR + 1.450%, FRN (b) 2.327% 4/19/26	355,000	355,014
Goodgreen Trust, Series 2016-1A, Class A (b) 3.230% 10/15/52	469,721	469,619
HERO Funding Trust, Series 2016-3A, Class A1 (b) 3.080% 9/20/42	308,983	304,540
HERO Funding Trust, Series 2016-4A, Class A1 (b) 3.570% 9/20/47	680,000	677,817
Hilton Grand Vacations Trust, Series 2013-A, Class A (b) 2.280% 1/25/26	66,783	66,495
ING Investment Management CLO Ltd., Series 2013-3A, Class A1, 3 mo. USD LIBOR + 1.450%, FRN (b) 2.331% 1/18/26	260,000	260,049
J.G. Wentworth XXXV LLC, Series 2015-2A, Class A (b) 3.870% 3/15/58	98,167	96,192
LCM Ltd., Series 10AR, Class AR, 3 mo. USD LIBOR + 1.260%, FRN (b) 1.581% 4/15/22	191,400	191,440
LCM Ltd., Series 16A, Class A, 3 mo. USD LIBOR + 1.500%, FRN (b) 2.380% 7/15/26	460,000	460,127
Long Beach Mortgage Loan Trust, Series 2005-1, Class M2, 1 mo. USD LIBOR + .795%, FRN 1.551% 2/25/35	115,327	114,633
Madison Park Funding XII Ltd., Series 2014-12A, Class A, 3 mo. USD LIBOR + 1.500%, FRN (b) 2.381% 7/20/26	465,000	465,125
Marlette Funding Trust, Series 2016-1A, Class A (b) 3.060% 1/17/23	353,235	352,904
Miramax LLC, Series 2014-1A, Class A2 (b) 3.340% 7/20/26	174,384	173,416

	Principal Amount	Value
Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-WMC6, Class M2, 1 mo. USD LIBOR + .750%, FRN 1.506% 7/25/35	$44,851	$45,299
Nations Equipment Finance Funding II LLC, Series 2014-1A, Class A (b) 1.558% 7/20/18	44,339	44,311
NRZ Advance Receivables Trust, Series 2016-T4, Class AT4 (b) 3.106% 12/15/50	450,000	439,467
NRZ Advance Receivables Trust Advance Receivables Backe, Series 2016-T3, Class AT3 (b) 2.833% 10/16/51	1,650,000	1,606,406
Oak Hill Credit Partners VIII Ltd., Series 2013-8A, Class A, 3 mo. USD LIBOR + 1.120%, FRN (b) 2.001% 4/20/25	355,000	354,656
OHA Loan Funding Ltd., Series 2013-1A, Class A, 3 mo. USD LIBOR + 1.250%, FRN (b) 2.131% 7/23/25	270,000	269,884
OnDeck Asset Securitization Trust II LLC, Series 2016-1A, Class A (b) 4.210% 5/17/20	130,000	128,353
Orange Lake Timeshare Trust, Series 2014-AA, Class A (b) 2.290% 7/09/29	54,548	53,725
Orange Lake Timeshare Trust, Series 2016-A, Class B (b) 2.910% 3/08/29	247,483	244,682
Oxford Finance Funding Trust, Series 2016-1A, Class A (b) 3.968% 6/17/24	220,000	219,091
Race Point VIII CLO Ltd., Series 2013-8A, Class A, 3 mo. USD LIBOR + 1.250%, FRN (b) 2.161% 2/20/25	250,000	249,879
Sierra Receivables Funding Co. LLC, Series 2012-1A, Class A (b) 2.840% 11/20/28	33,384	33,385
Sierra Receivables Funding Co. LLC, Series 2015-3A, Class B (b) 3.080% 9/20/32	55,802	54,895
SoFi Consumer Loan Program LLC, Series 2016-3, Class A (b) 3.050% 12/26/25	386,420	384,890
SoFi Consumer Loan Program LLC, Series 2016-5, Class A (b) 3.060% 9/25/28	1,800,000	1,796,618
SoFi Consumer Loan Program LLC, Series 2016-2A, Class A (b) 3.090% 10/27/25	603,474	601,660

The accompanying notes are an integral part of the financial statements.

34

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SoFi Consumer Loan Program LLC, Series 2016-1A, Class A (b) 3.260% 8/25/25	$752,864	$753,827
Spirit Master Funding LLC, Series 2014-4A, Class A1 (b) 3.501% 1/20/45	160,000	155,483
SpringCastle America Funding LLC, Series 2016-AA, Class A (b) 3.050% 4/25/29	272,971	274,336
SPS Servicer Advance Receivables Trust, Series 2016-T2, Class AT2 (b) 2.750% 11/15/49	670,000	666,636
SPS Servicer Advance Receivables Trust, Series 2015-T3, Class AT3 (b) 2.920% 7/15/47	200,000	200,159
Structured Receivables Finance LLC, Series 2010-B, Class A (b) 3.730% 8/15/36	105,117	105,367
Symphony CLO XV Ltd., Series 2014-15A, Class A, 3 mo. USD LIBOR + 1.450%, FRN (b) 2.330% 10/17/26	430,000	430,110
Taco Bell Funding LLC, Series 2016-1A, Class A2I (b) 3.832% 5/25/46	389,025	391,516
TCI-Symphony CLO Ltd., Series 2016-1A, Class A, 3 mo. USD LIBOR + 1.480%, FRN (b) 2.399% 10/13/29	340,000	341,040
Treman Park CLO Ltd., Series 2015-1A, Class AR, 3 mo. USD LIBOR + 1.370%, FRN (b) 2.251% 4/20/27	490,000	489,755
Trip Rail Master Funding LLC, Series 2011-1A, Class A1A (b) 4.370% 7/15/41	79,418	79,022
VSE VOI Mortgage LLC, Series 2016-A, Class A (b) 2.540% 7/20/33	404,894	400,697
Welk Resorts LLC, Series 2015-AA, Class A (b) 2.790% 6/16/31	155,765	154,494
Wendys Funding LLC, Series 2015-1A, Class A2I (b) 3.371% 6/15/45	469,063	473,292
Wendys Funding LLC, Series 2015-1A, Class A2II (b) 4.080% 6/15/45	306,125	300,757
Wendys Funding LLC, Series 2015-1A, Class A23 (b) 4.497% 6/15/45	419,688	398,067

		30,828,904

	Principal Amount	Value
Student Loans ABS — 2.6%
Academic Loan Funding Trust, Series 2012-1A, Class A2, 1 mo. USD LIBOR + 1.100%, FRN (b) 1.684% 12/27/44	$495,000	$476,600
Access Group, Inc., Series 2003-A, Class A3, 3 mo. Treasury + 1.200%, FRN 1.509% 7/01/38	196,863	193,817
College Loan Corp. Trust I, Series 2007-1, Class B2, 28 day ARS, FRN 2.016% 1/25/47	130,000	99,273
DRB Prime Student Loan Trust, Series 2016-R, Class A1, 1 mo. USD LIBOR + 1.900%, FRN (b) 2.431% 10/25/44	899,274	899,274
DRB Prime Student Loan Trust, Series 2015-B, Class A1, 1 mo. USD LIBOR + 1.900%, FRN (b) 2.492% 10/27/31	70,191	71,528
DRB Prime Student Loan Trust, Series 2016-B, Class A2 (b) 2.890% 6/25/40	326,632	316,546
DRB Prime Student Loan Trust, Series 2016-R, Class A2 (b) 3.070% 10/25/44	899,274	899,274
DRB Prime Student Loan Trust, Series 2015-B, Class A2 (b) 3.170% 7/25/31	234,078	233,861
Earnest Student Loan Program LLC, Series 2016-C, Class A1, 1 mo. USD LIBOR + 1.850%, FRN (b) 2.442% 10/27/36	695,263	695,262
Earnest Student Loan Program LLC, Series 2016-D, Class A2 (b) 2.720% 1/25/41	385,566	379,321
Earnest Student Loan Program LLC, Series 2016-B, Class A2 (b) 3.020% 5/25/34	276,248	270,221
ECMC Group Student Loan Trust, Series 2016-1A, Class A, 1 mo. USD LIBOR + 1.350%, FRN (b) 1.942% 7/26/66	677,782	675,783
EdLinc Student Loan Funding Trust, Series 2012-1, Class B, 1 mo. USD LIBOR + 4.240%, FRN (b) 4.824% 11/26/40	270,000	290,111
Education Funding Capital Trust I, Series 2004-1, Class A4, 28 day ARS, FRN 1.943% 6/15/43	500,000	497,779

The accompanying notes are an integral part of the financial statements.

35

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Goal Capital Funding Trust, Series 2006-1, Class B, 3 mo. USD LIBOR + .450%, FRN 1.380% 8/25/42	$178,016	$160,401
KeyCorp Student Loan Trust, Series 2004-A, Class 2A2, 3 mo. USD LIBOR + .300%, FRN 1.185% 10/28/41	26,491	26,433
KnowledgeWorks Foundation, Series 2010-1, Class A, 3 mo. USD LIBOR + .950%, FRN 1.880% 2/25/42	198,464	193,297
National Collegiate Student Loan Trust, Series 2005-1, Class A4, 1 mo. USD LIBOR + .240%, FRN 0.824% 11/27/28	56,345	55,945
Navient Student Loan Trust, Series 2016-5A, Class A, 1 mo. USD LIBOR + 1.250%, FRN (b) 1.000% 6/25/65	528,300	536,046
Navient Student Loan Trust, Series 2016-1A, Class A, 1 mo. USD LIBOR + .700%, FRN (b) 1.284% 2/25/70	534,935	520,591
Navient Student Loan Trust, Series 2016-6A, Class A3, 1 mo. USD LIBOR + 1.300%, FRN (b) 1.820% 3/25/66	2,150,000	2,150,018
Navient Student Loan Trust, Series 2014-8, Class B, 1 mo. USD LIBOR + 1.500%, FRN 2.084% 7/26/49	155,000	139,413
Navient Student Loan Trust, Series 2014-1, Class B, 1 mo. USD LIBOR + 1.500%, FRN 2.256% 6/25/48	220,000	192,573
Navient Student Loan Trust, Series 2015-3, Class B, 1 mo. USD LIBOR + 1.500%, FRN 2.256% 10/25/58	150,000	122,583
Nelnet Private Education Loan Trust, Series 2016-A, Class A1B (b) 3.600% 12/26/40	280,000	279,673
Nelnet Student Loan Trust, Series 2005-2, Class A5, 3 mo. USD LIBOR + .100%, FRN 1.096% 3/23/37	343,025	331,794
Nelnet Student Loan Trust, Series 2006-3, Class B, 3 mo. USD LIBOR + .250%, FRN 1.106% 6/25/41	128,586	108,169

	Principal Amount	Value
Nelnet Student Loan Trust, Series 2013-5A, Class A, 1 mo. USD LIBOR + .630%, FRN (b) 1.214% 1/25/37	$218,430	$214,609
Nelnet Student Loan Trust, Series 2005-4, Class A4R2, 28 day ARS, FRN 1.404% 3/22/32	200,000	181,231
Nelnet Student Loan Trust, Series 2015-3A, Class B, 1 mo. USD LIBOR + 1.500%, FRN (b) 2.084% 6/25/54	150,000	130,086
North Carolina State Education Assistance Authority, Series 2011-2, Class A3, 3 mo. USD LIBOR + ..800%, FRN 1.681% 7/25/36	250,000	238,289
PHEAA Student Loan Trust, Series 2016-2A, Class A, 1 mo. USD LIBOR + .950%, FRN (b) 1.504% 11/25/65	640,000	639,919
SLC Private Student Loan Trust, Series 2006-A, Class A5, 3 mo. USD LIBOR + .170%, FRN 1.050% 7/15/36	52,665	52,640
SLC Private Student Loan Trust, Series 2006-A, Class C, 3 mo. USD LIBOR + .450%, FRN 1.330% 7/15/36	230,000	208,270
SLC Student Loan Trust, Series 2006-A, Class B, 3 mo. USD LIBOR + .300%, FRN 1.180% 7/15/36	125,000	122,062
SLM Student Loan Trust, Series 2005-5, Class A4, 3 mo. USD LIBOR + .140%, FRN 1.021% 10/25/28	330,000	321,068
SLM Student Loan Trust, Series 2005-3, Class B, 3 mo. USD LIBOR + .150%, FRN 1.031% 4/25/40	200,241	168,093
SLM Student Loan Trust, Series 2005-5, Class A5, 3 mo. USD LIBOR + .750%, FRN 1.631% 10/25/40	300,000	282,932
SLM Student Loan Trust, Series 2003-5, Class A7, 28 day ARS, FRN 2.950% 6/17/30	50,000	50,000
SLM Student Loan Trust, Series 2003-5, Class A9, 28 day ARS, FRN 3.024% 6/17/30	350,000	350,000
SLM Student Loan Trust, Series 2002-7, Class A10, 28 day ARS, FRN 3.027% 3/15/28	136,000	136,000

The accompanying notes are an integral part of the financial statements.

36

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SLM Student Loan Trust, Series 2002-7, Class A11, 28 day ARS, FRN 3.030% 3/15/28	$260,000	$260,000
SMB Private Education Loan Trust, Series 2015-B, Class A2B, 1 mo. USD LIBOR + 1.200%, FRN (b) 1.903% 7/15/27	200,000	201,861
SMB Private Education Loan Trust, Series 2016-B, Class A2A (b) 2.430% 2/17/32	245,000	237,967
SMB Private Education Loan Trust, Series 2016-A, Class A2A (b) 2.700% 5/15/31	450,000	434,945
SoFi Professional Loan Program LLC, Series 2016-D, Class A1, 1 mo. USD LIBOR + .950%, FRN (b) 1.534% 1/25/39	162,285	162,813
SoFi Professional Loan Program LLC, Series 2016-B, Class A1, 1 mo. USD LIBOR + 1.200%, FRN (b) 1.784% 6/25/33	391,403	395,664
SoFi Professional Loan Program LLC, Series 2016-B, Class A2B (b) 2.740% 10/25/32	300,000	299,114
South Carolina Student Loan Corp., Series 2014-1, Class A2, 1 mo. USD LIBOR + 1.000%, FRN 1.616% 1/03/33	290,000	280,415
South Carolina Student Loan Corp., Series 2010-1, Class A3, 3 mo. USD LIBOR + 1.050%, FRN 1.931% 10/27/36	170,000	168,649

		16,352,213

WL Collateral CMO — 0.1%
Countrywide Home Loans, Inc., Series 2004-2, Class 1A1, VRN 2.935% 2/25/34	19,777	19,539
Countrywide Home Loans, Inc., Series 2003-42, Class 1A1, VRN 3.293% 9/25/33	7,719	7,305
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1, VRN 3.285% 8/25/34	11,734	11,811
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A, VRN 2.936% 8/25/34	58,631	53,043
Merrill Lynch Mortgage Investors, Inc., Series 2005-A8, Class A3A2, 1 mo. USD LIBOR + .250%, FRN 1.006% 8/25/36	2,378	2,373

	Principal Amount	Value
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class IA, VRN 3.097% 7/25/33	$4,382	$4,461
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IA, VRN 3.315% 2/25/34	7,674	7,774
Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A, VRN 2.875% 2/25/34	247	259
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A, VRN 3.055% 3/25/34	40,623	41,444
Structured Agency Credit Risk Debt Notes, Series 2015-DNA3, Class M1, 1 mo. USD LIBOR + 1.350%, FRN 1.942% 4/25/28	38,181	38,197
Structured Agency Credit Risk Debt Notes, Series 2016-DNA1, Class M1, 1 mo. USD LIBOR + 1.450%, FRN 2.034% 7/25/28	170,776	171,231
Washington Mutual Mortgage Pass-Through Certificates, Series 2004-AR2, Class A, 12 mo. MTA + 1.400%, FRN 1.967% 4/25/44	85,471	84,164

		441,601

WL Collateral PAC — 0.0%
Structured Asset Securities Corp., Series 2002-11A, Class 2A1, VRN 3.355% 6/25/32	23,682	23,354

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $57,281,570)		56,969,853

SOVEREIGN DEBT OBLIGATIONS — 0.3%
Colombia Government International Bond 6.125% 1/18/41	620,000	669,600
Mexico Government International Bond 4.750% 3/08/44	590,000	536,487
Peruvian Government International Bond 6.550% 3/14/37	95,000	119,273
Poland Government International Bond 6.375% 7/15/19	230,000	255,530
Province of Quebec Canada 7.500% 9/15/29	90,000	126,108
United Mexican States 5.125% 1/15/20	200,000	214,700

The accompanying notes are an integral part of the financial statements.

37

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
United Mexican States 6.750% 9/27/34	$160,000	$189,600

		2,111,298

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $2,097,586)		2,111,298

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 7.2%
Collateralized Mortgage Obligations — 0.5%
Federal Home Loan Mortgage Corp.
Series 4303, Class AP 3.000% 8/15/43	567,312	576,143
Series 4290, Class CA 3.500% 12/15/38	355,915	365,148
Series 2617, Class Z 5.500% 5/15/33	287,373	320,029
Series 2693, Class Z 5.500% 10/15/33	512,723	561,876
Series 3423, Class PB 5.500% 3/15/38	109,882	121,271
Federal National Mortgage Association
Series 2014-7, Class VA 3.500% 5/25/25	236,654	245,890
Series 2014-48, Class AB 4.000% 10/25/40	497,236	517,186
Series 2007-32, Class Z 5.500% 4/25/37	165,977	181,773
Series 2010-60, Class HJ 5.500% 5/25/40	109,308	118,545
Federal National Mortgage Association REMIC Series 2007-B2, Class ZA 5.500% 6/25/37	141,575	154,060
U.S. Department of Veteran Affairs Series 1992-1, Class 2Z 7.750% 5/15/22	112,033	122,891

		3,284,812

Pass-Through Securities — 6.7%
Federal Home Loan Mortgage Corp.
Pool #Q37467 3.500% 11/01/45	1,114,018	1,146,003
Pool #Q37468 3.500% 11/01/45	833,133	857,834
Pool #Q41916 3.500% 7/01/46	336,069	347,083
Pool #Q42045 3.500% 7/01/46	138,965	143,519
Pool #Q44275 3.500% 11/01/46	259,617	268,207
Pool #Q44277 3.500% 11/01/46	119,821	123,485

	Principal Amount	Value
Pool #C03537 4.500% 8/01/40	$279,776	$302,137
Pool #G06057 4.500% 10/01/40	200,967	216,558
Pool #G60485 4.500% 10/01/41	256,737	276,574
Pool #G60469 4.500% 1/01/42	165,861	178,832
Pool #G60342 4.500% 5/01/42	885,075	953,737
Pool #G60172 4.500% 9/01/43	265,777	286,936
Pool #G11431 6.000% 2/01/18	540	544
Pool #C55867 7.500% 2/01/30	57,058	65,583
Pool #C01079 7.500% 10/01/30	8,408	9,905
Pool #C01135 7.500% 2/01/31	25,233	29,644
Pool #C00470 8.000% 8/01/26	17,972	21,057
Pool #G00924 8.000% 3/01/28	19,495	22,840
Pool #554904 9.000% 3/01/17	9	9
Federal Home Loan Mortgage Corp. TBA
Pool #3395 3.000% 8/01/44 (c)	1,300,000	1,291,570
Pool #4434 4.000% 1/01/43 (c)	2,000,000	2,097,891
Federal National Mortgage Association
Pool #725692 2.704% 10/01/33 1 year CMT + 2.144%, FRN	71,645	75,220
Pool #888586 2.752% 10/01/34 1 year CMT + 2.205%, FRN	101,809	107,086
Pool #AV2325 3.500% 12/01/28	201,652	211,120
Pool #AS1304 3.500% 12/01/28	361,150	378,220
Pool #AV1897 3.500% 12/01/28	53,063	55,571
Pool #AS6187 3.500% 11/01/45	2,582,759	2,658,324
Pool #AS6306 3.500% 12/01/45	866,444	892,607
Pool #AS6477 3.500% 1/01/46	884,649	910,809
Pool #AS6475 3.500% 1/01/46	696,242	718,135

The accompanying notes are an integral part of the financial statements.

38

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #AS6476 3.500% 1/01/46	$748,364	$771,195
Pool #AZ7917 4.000% 3/01/41	93,069	98,439
Pool #AL2441 4.000% 9/01/42	595,888	631,479
Pool #AL8422 4.000% 1/01/43	88,900	94,070
Pool #BC5984 4.000% 4/01/46	188,387	198,138
Pool #AB1466 4.500% 9/01/40	111,889	120,766
Pool #AH6787 4.500% 3/01/41	211,021	228,290
Pool #AL7566 4.500% 10/01/42	213,919	230,757
Pool #AL6997 4.500% 11/01/42	432,069	467,427
Pool #AD6437 5.000% 6/01/40	120,029	131,469
Pool #AD6996 5.000% 7/01/40	833,522	912,967
Pool #AL8173 5.000% 2/01/44	320,286	350,513
Pool #564594 7.000% 1/01/31	11,091	12,836
Pool #572844 7.000% 4/01/31	24,460	28,530
Pool #253795 7.000% 5/01/31	71,511	83,180
Pool #499386 7.500% 9/01/29	1,749	2,064
Pool #521006 7.500% 12/01/29	677	797
Pool #522769 7.500% 12/01/29	68	81
Pool #252981 7.500% 1/01/30	9,102	10,717
Pool #524874 7.500% 2/01/30	228	234
Pool #531196 7.500% 2/01/30	1,030	1,218
Pool #524317 7.500% 3/01/30	1,117	1,324
Pool #530299 7.500% 3/01/30	282	326
Pool #530520 7.500% 3/01/30	11,974	14,041
Pool #253183 7.500% 4/01/30	3,531	4,160
Pool #253265 7.500% 5/01/30	2,214	2,581

	Principal Amount	Value
Pool #536999 8.000% 3/01/30	$3	$3
Pool #526380 8.000% 5/01/30	6,128	7,356
Pool #536949 8.000% 5/01/30	1,523	1,835
Pool #535351 8.000% 6/01/30	3,804	4,541
Pool #253481 8.000% 10/01/30	2,849	3,418
Pool #190317 8.000% 8/01/31	1,077	1,288
Pool #596656 8.000% 8/01/31	1,012	1,101
Pool #602008 8.000% 8/01/31	3,592	4,288
Federal National Mortgage Association TBA
Pool #3348 2.500% 3/01/29 (c)	10,525,000	10,548,845
Pool #4241 3.000% 5/01/44 (c)	2,525,000	2,510,402
Pool #1963 3.500% 1/01/44 (c)	5,025,000	5,150,625
Pool #9174 4.000% 12/01/42 (c)	1,800,000	1,892,250
Pool #3534 4.500% 7/01/40 (c)	825,000	885,876
Government National Mortgage Association
Pool #783896 3.500% 5/15/44	842,608	880,789
Pool #359587 7.000% 6/15/23	408	446
Pool #337539 7.000% 7/15/23	696	775
Pool #363066 7.000% 8/15/23	9,431	10,568
Pool #354674 7.000% 10/15/23	5,538	6,132
Pool #362651 7.000% 10/15/23	6,906	7,397
Pool #368814 7.000% 10/15/23	1,431	1,537
Pool #371967 7.000% 11/15/23	358	402
Pool #352021 7.000% 11/15/23	2,686	2,990
Pool #213760 7.500% 6/15/17	239	240
Government National Mortgage Association II
Pool #82462 2.000% 1/20/40 1 year CMT + 1.500%, FRN	98,244	101,985

The accompanying notes are an integral part of the financial statements.

39

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #82488 2.000% 3/20/40 1 year CMT + 1.500%, FRN	$135,055	$139,346
Pool #784026 3.500% 12/20/44	234,827	244,532
Government National Mortgage Association II TBA Pool #307 2.500% 6/01/45 (c)	1,875,000	1,821,094

		43,274,700

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $46,807,431)		46,559,512

U.S. TREASURY OBLIGATIONS — 1.0%
U.S. Treasury Bonds & Notes — 1.0%
U.S. Treasury Bond 2.500% 5/15/46	1,260,000	1,119,776
U.S. Treasury Bond (d) 3.500% 2/15/39	1,470,000	1,607,037
U.S. Treasury Inflation Index 0.125% 7/15/26	1,915,998	1,852,772
U.S. Treasury Note 1.250% 3/31/21	910,000	888,938
U.S. Treasury Note 1.625% 5/15/26	670,000	624,782
U.S. Treasury Note 2.000% 11/15/26	300,000	288,703

		6,382,008

TOTAL U.S. TREASURY OBLIGATIONS (Cost $6,622,740)		6,382,008

TOTAL BONDS & NOTES (Cost $180,950,184)		181,105,433

	Number of Shares
RIGHTS — 0.0%
Consumer, Cyclical — 0.0%
Retail — 0.0%
Safeway Casa Ley Contingent Value (a) (e)	18,800	18,988
Safeway PDC LLC Contingent Value (a) (e)	18,800	940

		19,928

TOTAL RIGHTS (Cost $19,928)		19,928

TOTAL LONG-TERM INVESTMENTS (Cost $520,463,745)		640,305,187

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 4.3%
Commercial Paper — 4.3%
CDP Financial, Inc. (b) 1.200% 3/07/17	$3,800,000	$3,794,767
Cox Enterprises, Inc. (b) 0.900% 1/03/17	4,320,000	4,319,632
Ford Motor Credit Co. (b) 1.120% 3/02/17	3,000,000	2,994,611
Fortive Corp. (b) 1.090% 1/09/17	3,000,000	2,999,339
Hyundai Capital America (b) 1.300% 3/15/17	4,000,000	3,990,167
Marriott International, Inc. (b) 1.150% 1/30/17	3,390,000	3,387,218
Molex Electronic Technologies (b) 1.150% 1/24/17	2,000,000	1,998,742
TELUS Corp. (b) 1.250% 3/28/17	4,000,000	3,987,357

		27,471,833

Repurchase Agreement — 0.0%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/30/16, 0.010%, due 1/03/17 (f)	106,536	106,536

Time Deposit — 0.0%
Euro Time Deposit 0.010% 1/03/17	18,259	18,259

TOTAL SHORT-TERM INVESTMENTS (Cost $27,592,920)		27,596,628

TOTAL INVESTMENTS — 104.0% (Cost $548,056,665) (g)		667,901,815

Other Assets/(Liabilities) — (4.0)%		(25,911,992)

NET ASSETS — 100.0%		$641,989,823

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ABS	Asset-Backed Security
ARS	Auction Rate Security
BAB	Build America Bonds
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Treasury Index
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
MTA	Monthly Treasury Average Index
PAC	Planned Amortization Class
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan

The accompanying notes are an integral part of the financial statements.

40

MML Blend Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments (Continued)

(a)	Non-income producing security.
(b)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2016, these securities amounted to a value of $84,507,493 or 13.16% of net assets.
(c)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(d)	A portion of this security is pledged as collateral for open futures contracts and pledged for open swaps agreements.
(e)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At December 31, 2016, these securities amounted to a value of $19,928 or 0.00% of net assets.
(f)	Maturity value of $106,536. Collateralized by U.S. Government Agency obligations with a rate of 3.125%, maturity date of 5/15/21, and an aggregate market value, including accrued interest, of $110,902.
(g)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

41

MML Equity Fund – Portfolio of Investments

December 31, 2016

	Number of Shares	Value
EQUITIES — 97.8%

COMMON STOCK — 97.8%
Basic Materials — 3.3%
Chemicals — 1.5%
E.I. du Pont de Nemours & Co.	68,739	$5,045,442
Eastman Chemical Co.	89,030	6,695,946

		11,741,388

Iron & Steel — 0.7%
Nucor Corp.	97,160	5,782,963

Mining — 1.1%
Goldcorp, Inc. (a)	373,300	5,076,880
Vulcan Materials Co.	32,076	4,014,312

		9,091,192

		26,615,543

Communications — 7.3%
Advertising — 0.6%
Nielsen Holdings PLC	108,100	4,534,795

Internet — 1.3%
Alphabet, Inc. Class A (b)	4,550	3,605,647
Liberty Interactive Corp. QVC Group Class A (b)	171,504	3,426,650
Symantec Corp.	149,108	3,562,190

		10,594,487

Media — 2.9%
Comcast Corp. Class A	226,509	15,640,447
DISH Network Corp. Class A (b)	53,870	3,120,689
The Walt Disney Co.	45,750	4,768,065

		23,529,201

Telecommunications — 2.5%
Cisco Systems, Inc.	187,322	5,660,871
T-Mobile US, Inc. (b)	126,640	7,283,066
Verizon Communications, Inc.	93,063	4,967,703
Vodafone Group PLC Sponsored ADR (United Kingdom)	114,770	2,803,831

		20,715,471

		59,373,954

Consumer, Cyclical — 6.8%
Airlines — 1.4%
Delta Air Lines, Inc.	151,620	7,458,188
Southwest Airlines Co.	78,980	3,936,363

		11,394,551

Apparel — 0.3%
Ralph Lauren Corp.	31,021	2,801,817

Auto Parts & Equipment — 0.2%
Adient PLC (b)	24,815	1,454,159

	Number of Shares	Value
Home Furnishing — 0.5%
Whirlpool Corp.	22,770	$4,138,903

Housewares — 0.5%
Newell Brands, Inc.	89,738	4,006,802

Leisure Time — 0.8%
Carnival Corp.	56,660	2,949,719
Harley-Davidson, Inc.	60,065	3,504,192

		6,453,911

Retail — 3.1%
Advance Auto Parts, Inc.	26,501	4,481,849
CVS Health Corp.	57,390	4,528,645
Dollar General Corp.	54,640	4,047,185
Wal-Mart Stores, Inc.	51,310	3,546,547
Walgreens Boots Alliance, Inc.	101,530	8,402,623

		25,006,849

		55,256,992

Consumer, Non-cyclical — 15.0%
Agriculture — 0.6%
Philip Morris International, Inc.	58,153	5,320,418

Beverages — 1.1%
The Coca-Cola Co.	95,240	3,948,651
PepsiCo, Inc.	45,686	4,780,126

		8,728,777

Biotechnology — 0.9%
Amgen, Inc.	35,340	5,167,061
Gilead Sciences, Inc.	27,070	1,938,483

		7,105,544

Cosmetics & Personal Care — 1.0%
The Procter & Gamble Co.	92,760	7,799,261

Foods — 0.9%
The Kroger Co.	68,590	2,367,041
Mondelez International, Inc. Class A	113,795	5,044,532

		7,411,573

Health Care – Products — 1.9%
Abbott Laboratories	80,213	3,080,981
Medtronic PLC	75,409	5,371,383
Zimmer Biomet Holdings, Inc.	62,870	6,488,184

		14,940,548

Health Care – Services — 3.1%
Aetna, Inc.	19,826	2,458,622
Humana, Inc.	13,340	2,721,760
Thermo Fisher Scientific, Inc.	18,050	2,546,855
UnitedHealth Group, Inc.	110,411	17,670,177

		25,397,414

The accompanying notes are an integral part of the financial statements.

42

MML Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Pharmaceuticals — 5.5%
Allergan PLC (b)	21,280	$4,469,013
Cardinal Health, Inc.	54,250	3,904,372
Eli Lilly & Co.	50,721	3,730,530
Merck & Co., Inc.	103,475	6,091,573
Pfizer, Inc.	467,899	15,197,360
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	303,329	10,995,676

		44,388,524

		121,092,059

Energy — 12.0%
Oil & Gas — 8.8%
Anadarko Petroleum Corp.	81,002	5,648,269
Apache Corp.	89,333	5,669,965
Chevron Corp.	185,162	21,793,567
Concho Resources, Inc. (b)	36,881	4,890,421
ConocoPhillips	82,684	4,145,776
Hess Corp.	161,241	10,043,702
Marathon Petroleum Corp.	76,336	3,843,518
Newfield Exploration Co. (b)	49,843	2,018,641
Phillips 66	39,952	3,452,252
Royal Dutch Shell PLC A Shares Sponsored ADR (United Kingdom)	64,802	3,523,933
Suncor Energy, Inc.	200,040	6,539,308

		71,569,352

Oil & Gas Services — 2.5%
Baker Hughes, Inc.	39,902	2,592,433
Halliburton Co.	244,638	13,232,469
Schlumberger Ltd.	56,050	4,705,398

		20,530,300

Pipelines — 0.7%
Enbridge, Inc. (a)	128,659	5,419,117

		97,518,769

Financial — 27.9%
Banks — 9.5%
Bank of America Corp.	1,553,853	34,340,151
The Bank of New York Mellon Corp.	101,620	4,814,756
Citigroup, Inc.	136,949	8,138,879
Fifth Third Bancorp	154,480	4,166,326
KeyCorp	259,040	4,732,661
The PNC Financial Services Group, Inc.	63,998	7,485,206
State Street Corp.	45,396	3,528,177
Wells Fargo & Co.	178,509	9,837,631

		77,043,787

Diversified Financial — 9.4%
Alliance Data Systems Corp.	19,842	4,533,897
Ally Financial, Inc.	240,200	4,568,604

	Number of Shares	Value
American Express Co.	47,337	$3,506,725
Ameriprise Financial, Inc.	57,892	6,422,538
Discover Financial Services	66,640	4,804,078
FNF Group	117,817	4,001,065
JP Morgan Chase & Co.	408,747	35,270,779
Nasdaq, Inc.	100,600	6,752,272
Synchrony Financial	172,390	6,252,585

		76,112,543

Insurance — 6.7%
American International Group, Inc.	331,219	21,631,913
Aon PLC	36,960	4,122,149
MetLife, Inc.	299,218	16,124,858
The Travelers Cos., Inc.	41,192	5,042,724
Unum Group	98,260	4,316,562
XL Group Ltd.	83,900	3,126,114

		54,364,320

Real Estate — 0.5%
CBRE Group, Inc. Class A (b)	112,832	3,553,080

Real Estate Investment Trusts (REITS) — 1.8%
Crown Castle International Corp.	22,160	1,922,823
Digital Realty Trust, Inc.	22,590	2,219,693
HCP, Inc.	149,070	4,430,360
Outfront Media, Inc.	70,079	1,742,865
Weyerhaeuser Co.	143,085	4,305,428

		14,621,169

		225,694,899

Industrial — 14.2%
Aerospace & Defense — 3.0%
Harris Corp.	48,827	5,003,303
Lockheed Martin Corp.	30,251	7,560,935
Northrop Grumman Corp.	21,809	5,072,337
United Technologies Corp.	63,836	6,997,702

		24,634,277

Electronics — 2.5%
Johnson Controls International PLC	345,844	14,245,314
TE Connectivity Ltd.	85,530	5,925,519

		20,170,833

Environmental Controls — 0.3%
Waste Management, Inc.	38,550	2,733,581

Machinery – Construction & Mining — 0.4%
Caterpillar, Inc.	37,180	3,448,073

Manufacturing — 4.8%
Danaher Corp.	70,028	5,450,979
Eaton Corp. PLC	197,782	13,269,194
Honeywell International, Inc.	44,689	5,177,221
Parker Hannifin Corp.	45,383	6,353,620
Pentair PLC	145,783	8,174,053

		38,425,067

The accompanying notes are an integral part of the financial statements.

43

MML Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Packaging & Containers — 0.9%
Sealed Air Corp.	100,778	$4,569,275
WestRock Co.	59,160	3,003,553

		7,572,828

Transportation — 2.3%
FedEx Corp.	24,330	4,530,246
Norfolk Southern Corp.	45,265	4,891,789
XPO Logistics, Inc. (b) (a)	204,520	8,827,083

		18,249,118

		115,233,777

Technology — 8.4%
Computers — 2.7%
Apple, Inc.	103,272	11,960,963
Synopsys, Inc. (b)	98,740	5,811,836
Western Digital Corp.	57,760	3,924,792

		21,697,591

Semiconductors — 2.9%
Broadcom Ltd.	48,382	8,552,486
Micron Technology, Inc. (b)	102,316	2,242,767
NXP Semiconductor NV (b)	33,250	3,258,833
QUALCOMM, Inc.	77,084	5,025,877
Texas Instruments, Inc.	59,050	4,308,878

		23,388,841

Software — 2.8%
First Data Corp. Class A (b)	223,890	3,176,999
Microsoft Corp.	237,519	14,759,431
Oracle Corp.	137,980	5,305,331

		23,241,761

		68,328,193

Utilities — 2.9%
Electric — 2.9%
Edison International	182,960	13,171,290
NextEra Energy, Inc.	41,955	5,011,944
PG&E Corp.	79,876	4,854,065

		23,037,299

TOTAL COMMON STOCK (Cost $608,330,285)		792,151,485

TOTAL EQUITIES (Cost $608,330,285)		792,151,485

MUTUAL FUNDS — 2.3%
Diversified Financial — 2.3%
State Street Navigator Securities Lending Prime Portfolio (c)	18,768,071	18,768,071

TOTAL MUTUAL FUNDS (Cost $18,768,071)		18,768,071

TOTAL LONG-TERM INVESTMENTS (Cost $627,098,356)		810,919,556

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 2.0%
Repurchase Agreement — 2.0%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/30/16, 0.010%, due 1/03/17 (d)	$15,995,072	$15,995,072

Time Deposit — 0.0%
Euro Time Deposit 0.010% 1/03/17	36,240	36,240

TOTAL SHORT-TERM INVESTMENTS (Cost $16,031,312)		16,031,312

TOTAL INVESTMENTS — 102.1% (Cost $643,129,668) (e)		826,950,868

Other Assets/(Liabilities) — (2.1)%		(17,365,442)

NET ASSETS — 100.0%		$809,585,426

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2016, was $18,311,526 or 2.26% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(b)	Non-income producing security.
(c)	Represents investment of security lending collateral. (Note 2).
(d)	Maturity value of $15,995,090. Collateralized by U.S. Government Agency obligations with a rate of 1.625%, maturity dates ranging from 4/30/19 – 12/31/19, and an aggregate market value, including accrued interest, of $16,320,811.
(e)	See Note 6 for aggregate cost for federal tax purposes.

Country weightings, as a percentage of net assets, is as follows:

United States	85.3%
Ireland	5.8%
Canada	2.1%
United Kingdom	1.9%
Israel	1.4%
Singapore	1.1%
Netherlands	1.0%
Switzerland	0.7%
Bermuda	0.4%
Panama	0.4%

Total Long-Term Investments	100.1%
Short-Term Investments and Other Assets and Liabilities	(0.1)%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

44

MML Managed Bond Fund – Portfolio of Investments

December 31, 2016

	Number of Shares	Value
EQUITIES — 0.2%

PREFERRED STOCK — 0.2%
Financial — 0.2%
Insurance — 0.2%
The Allstate Corp. 5.100%, 3 mo. LIBOR US + 3.165%, VRN	95,000	$2,391,150

TOTAL PREFERRED STOCK (Cost $2,375,000)		2,391,150

TOTAL EQUITIES (Cost $2,375,000)		2,391,150

	Principal Amount
BONDS & NOTES — 98.4%

CORPORATE DEBT — 36.5%
Advertising — 0.1%
WPP Finance 2010 5.625% 11/15/43	$1,205,000	1,287,267

Aerospace & Defense — 0.0%
United Technologies Corp. 6.125% 7/15/38	350,000	445,233

Agriculture — 0.6%
Altria Group, Inc. 4.250% 8/09/42	515,000	506,822
Altria Group, Inc. 9.700% 11/10/18	112,000	128,078
Bunge Ltd. Finance Corp. 3.250% 8/15/26	1,050,000	1,008,288
Bunge Ltd. Finance Corp. 3.500% 11/24/20	955,000	972,023
Imperial Brands Finance PLC (a) 2.950% 7/21/20	2,170,000	2,183,276
Philip Morris International, Inc. 6.375% 5/16/38	160,000	205,159
Reynolds American, Inc. 3.250% 6/12/20	840,000	860,718
Reynolds American, Inc. 5.850% 8/15/45	760,000	899,936

		6,764,300

Airlines — 0.5%
American Airlines Group, Inc. (a) 5.500% 10/01/19	2,961,000	3,057,233
American Airlines Pass-Through Trust, Series 2014-1, Class B 4.375% 4/01/24	225,875	225,310
American Airlines Pass-Through Trust, Series 2014-1, Class A 3.700% 4/01/28	562,225	556,603

	Principal Amount	Value
Spirit Airlines Pass-Through Trust, Series 2015-1, Class A 4.100% 10/01/29	$1,888,633	$1,926,783
WestJet Airlines Ltd. (a) 3.500% 6/16/21	735,000	734,693

		6,500,622

Auto Manufacturers — 0.8%
Ford Motor Co. 5.291% 12/08/46	530,000	536,885
General Motors Financial Co., Inc. 3.100% 1/15/19	5,964,000	6,027,296
General Motors Financial Co., Inc. 3.200% 7/13/20	1,895,000	1,900,700
Hyundai Capital America (a) 2.550% 2/06/19	1,045,000	1,051,113

		9,515,994

Automotive & Parts — 0.1%
Lear Corp. 4.750% 1/15/23	1,222,000	1,246,440
Lear Corp. 5.375% 3/15/24	535,000	559,744

		1,806,184

Banks — 3.6%
Associated Banc-Corp. 2.750% 11/15/19	2,805,000	2,812,206
Associated Banc-Corp. 4.250% 1/15/25	2,991,000	2,964,126
Bancolombia SA 5.950% 6/03/21	1,280,000	1,389,184
Bank of America Corp. 4.183% 11/25/27	3,015,000	3,016,927
Bank of America Corp. 4.750% 4/21/45	1,540,000	1,561,581
Bank of America Corp. 5.650% 5/01/18	1,230,000	1,288,747
Bank of America Corp. 5.750% 12/01/17	780,000	807,962
Bank of America Corp. 5.875% 2/07/42	470,000	568,064
The Bank of Nova Scotia 4.500% 12/16/25	1,295,000	1,330,337
Compass Bank 3.875% 4/10/25	886,000	843,154
Discover Bank 2.000% 2/21/18	1,385,000	1,384,748
First Horizon National Corp. 3.500% 12/15/20	3,580,000	3,612,607
First Republic Bank 4.375% 8/01/46	4,360,000	3,962,394

The accompanying notes are an integral part of the financial statements.

45

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
The Goldman Sachs Group, Inc. 3.500% 11/16/26	$1,585,000	$1,548,521
ICICI Bank Ltd. (a) 4.700% 2/21/18	1,250,000	1,279,951
JP Morgan Chase & Co. 3.625% 12/01/27	2,460,000	2,386,657
JP Morgan Chase & Co. 3.875% 9/10/24	1,420,000	1,436,808
MUFG Union Bank NA 2.625% 9/26/18	500,000	505,465
Regions Bank 2.250% 9/14/18	2,870,000	2,879,419
Regions Financial Corp. 7.500% 5/15/18	765,000	819,567
SVB Financial Group 3.500% 1/29/25	2,960,000	2,852,061
SVB Financial Group 5.375% 9/15/20	475,000	514,673
Turkiye Garanti Bankasi AS (a) 4.750% 10/17/19	1,355,000	1,347,209
Valley National Bancorp 5.125% 9/27/23	1,530,000	1,586,330

		42,698,698

Beverages — 0.6%
Anheuser-Busch Cos, Inc. 6.500% 2/01/43	125,000	161,324
Anheuser-Busch InBev Finance, Inc. 4.900% 2/01/46	4,375,000	4,728,806
Molson Coors Brewing Co. 4.200% 7/15/46	1,085,000	1,011,573
Pernod Ricard SA (a) 2.950% 1/15/17	1,400,000	1,400,754

		7,302,457

Biotechnology — 0.0%
Amgen, Inc. 5.150% 11/15/41	475,000	502,147

Building Materials — 0.5%
CRH America, Inc. 8.125% 7/15/18	1,195,000	1,307,169
James Hardie International Finance Ltd. (a) 5.875% 2/15/23	2,881,000	2,981,835
Martin Marietta Material, Inc. 3 mo. USD LIBOR + 1.100%, FRN 1.937% 6/30/17	1,365,000	1,367,349
Owens Corning, Inc. 9.000% 6/15/19	590,000	672,725

		6,329,078

Chemicals — 0.8%
Ashland, Inc. 6.875% 5/15/43	302,000	311,815

	Principal Amount	Value
CF Industries, Inc. 6.875% 5/01/18	$2,890,000	$3,042,130
Chevron Phillips Chemical Co. LLC/Chevron Phillips Chemical Co. LP (a) 3.400% 12/01/26	1,745,000	1,742,037
The Dow Chemical Co. 8.550% 5/15/19	250,000	286,520
Incitec Pivot Finance LLC (a) 6.000% 12/10/19	640,000	688,532
Monsanto Co. 4.400% 7/15/44	650,000	628,222
RPM International, Inc. 6.125% 10/15/19	550,000	603,991
RPM International, Inc. 6.500% 2/15/18	1,390,000	1,456,778
Valspar Corp. 7.250% 6/15/19	315,000	347,828

		9,107,853

Commercial Services — 0.8%
The ADT Corp. 6.250% 10/15/21	2,875,000	3,119,375
ERAC USA Finance LLC (a) 2.800% 11/01/18	395,000	399,952
ERAC USA Finance LLC (a) 6.700% 6/01/34	125,000	151,596
Leidos Holdings, Inc. 4.450% 12/01/20	5,665,000	5,835,516

		9,506,439

Computers — 0.5%
Diamond 1 Finance Corp./Diamond 2 Finance Corp. (a) 3.480% 6/01/19	2,975,000	3,036,898
Diamond 1 Finance Corp./Diamond 2 Finance Corp. (a) 4.420% 6/15/21	2,435,000	2,519,604
Diamond 1 Finance Corp./Diamond 2 Finance Corp. (a) 6.020% 6/15/26	487,000	527,565
Electronic Data Systems LLC 7.450% 10/15/29	300,000	357,013

		6,441,080

Cosmetics & Personal Care — 0.0%
The Procter & Gamble Co. 5.800% 8/15/34	175,000	226,969

Distribution & Wholesale — 0.1%
Ingram Micro, Inc. STEP 5.450% 12/15/24	1,288,000	1,211,991

Diversified Financial — 5.0%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust 4.500% 5/15/21	4,735,000	4,907,117

The accompanying notes are an integral part of the financial statements.

46

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Affiliated Managers Group, Inc. 3.500% 8/01/25	$2,080,000	$1,962,582
Air Lease Corp. 3.000% 9/15/23	2,980,000	2,847,050
Air Lease Corp. 3.375% 1/15/19	2,270,000	2,308,490
Air Lease Corp. 3.375% 6/01/21	2,470,000	2,504,222
Air Lease Corp. 3.875% 4/01/21	1,630,000	1,674,678
Air Lease Corp. STEP 5.625% 4/01/17	535,000	539,681
Ally Financial, Inc. 3.250% 11/05/18	3,060,000	3,063,825
Ally Financial, Inc. 3.600% 5/21/18	810,000	816,075
Ally Financial, Inc. 4.750% 9/10/18	1,690,000	1,740,700
Ares Finance Co. LLC (a) 4.000% 10/08/24	2,080,000	1,924,210
BGC Partners, Inc. 5.125% 5/27/21	3,435,000	3,534,790
CIT Group Inc 3.875% 2/19/19	1,858,000	1,897,483
CIT Group, Inc. (a) 5.500% 2/15/19	1,065,000	1,123,575
Citigroup, Inc. 5.375% 8/09/20	1,100,000	1,199,734
General Electric Capital Corp. 6.875% 1/10/39	298,000	420,163
The Goldman Sachs Group, Inc. 5.375% 3/15/20	950,000	1,030,737
The Goldman Sachs Group, Inc. 5.750% 1/24/22	950,000	1,068,004
The Goldman Sachs Group, Inc. 5.950% 1/15/27	1,958,000	2,231,480
The Goldman Sachs Group, Inc. 6.125% 2/15/33	335,000	404,889
The Goldman Sachs Group, Inc. 6.150% 4/01/18	150,000	157,787
The Goldman Sachs Group, Inc. 6.750% 10/01/37	345,000	426,022
Hyundai Capital America (a) 2.875% 8/09/18	800,000	809,314
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 3.500% 3/15/17	6,450,000	6,462,094
International Lease Finance Corp. 3.875% 4/15/18	1,515,000	1,543,406
International Lease Finance Corp. STEP 8.750% 3/15/17	675,000	684,281
JP Morgan Chase & Co. 4.500% 1/24/22	950,000	1,024,510

	Principal Amount	Value
JP Morgan Chase & Co. 4.950% 3/25/20	$1,655,000	$1,783,193
JP Morgan Chase & Co. 5.600% 7/15/41	1,125,000	1,345,274
Lazard Group LLC 3.625% 3/01/27	2,295,000	2,174,802
Lazard Group LLC 4.250% 11/14/20	3,710,000	3,883,472
Legg Mason, Inc. 5.625% 1/15/44	1,015,000	988,403
Merrill Lynch & Co., Inc. 7.750% 5/14/38	400,000	550,722
Morgan Stanley 6.625% 4/01/18	1,000,000	1,057,528

		60,090,293

Electric — 2.3%
Appalachian Power Co. 3.400% 6/01/25	2,395,000	2,425,469
Duke Energy Corp. 3.750% 9/01/46	1,235,000	1,111,756
Entergy Arkansas, Inc. 3.500% 4/01/26	435,000	443,285
Entergy Louisiana LLC 4.950% 1/15/45	1,005,000	1,031,611
Florida Power & Light Co. 4.950% 6/01/35	630,000	718,753
IPALCO Enterprises, Inc. 3.450% 7/15/20	4,910,000	4,995,925
Israel Electric Corp. Ltd. (a) 7.250% 1/15/19	1,250,000	1,349,865
Majapahit Holding BV (a) 7.750% 1/20/20	1,220,000	1,369,450
Metropolitan Edison Co. (a) 4.000% 4/15/25	1,345,000	1,354,076
Nevada Power Co. Series N 6.650% 4/01/36	550,000	726,252
NiSource Finance Corp. 5.800% 2/01/42	950,000	1,105,538
Oncor Electric Delivery Co. 7.500% 9/01/38	495,000	712,970
Pacific Gas & Electric Co. 5.800% 3/01/37	543,000	662,444
Pennsylvania Electric Co. (a) 4.150% 4/15/25	1,860,000	1,873,918
PPL Capital Funding, Inc. 5.000% 3/15/44	1,180,000	1,247,863
Progress Energy, Inc. 7.000% 10/30/31	485,000	628,797
Puget Energy, Inc. 3.650% 5/15/25	2,345,000	2,311,035
Puget Energy, Inc. 6.500% 12/15/20	1,580,000	1,781,275

The accompanying notes are an integral part of the financial statements.

47

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Tri-State Generation & Transmission Association, Series 2003, Class A (a) 6.040% 1/31/18	$78,372	$79,321
Tri-State Generation & Transmission Association, Series 2003, Class B (a) 7.144% 7/31/33	480,000	521,472
Virginia Electric and Power Co. 6.350% 11/30/37	640,000	824,307
Wisconsin Public Service Corp. 5.650% 11/01/17	380,000	392,448

		27,667,830

Electronics — 0.4%
Amphenol Corp. 4.000% 2/01/22	475,000	497,057
Arrow Electronics, Inc. 3.500% 4/01/22	1,680,000	1,663,271
Avnet, Inc. 3.750% 12/01/21	405,000	407,502
FLIR Systems, Inc. 3.125% 6/15/21	1,235,000	1,238,263
Tech Data Corp. 3.750% 9/21/17	885,000	895,892

		4,701,985

Engineering & Construction — 0.2%
SBA Tower Trust (a) 3.156% 10/15/20	1,200,000	1,206,720
SBA Tower Trust (a) 2.877% 7/15/21	1,200,000	1,189,776

		2,396,496

Environmental Controls — 0.1%
Clean Harbors, Inc. 5.250% 8/01/20	1,196,000	1,224,405

Foods — 0.6%
Delhaize America, Inc. 9.000% 4/15/31	855,000	1,197,285
General Mills, Inc. 5.400% 6/15/40	70,000	79,400
Ingredion, Inc. 3.200% 10/01/26	1,385,000	1,355,501
Kraft Foods, Inc. 6.500% 2/09/40	260,000	320,760
Kraft Heinz Foods Co. 3.000% 6/01/26	3,275,000	3,074,691
Tyson Foods, Inc. 2.650% 8/15/19	430,000	434,099
Tyson Foods, Inc. 4.875% 8/15/34	660,000	672,566

		7,134,302

Forest Products & Paper — 0.4%
Sappi Papier Holding GmbH (a) 7.750% 7/15/17	4,195,000	4,247,438

	Principal Amount	Value
Gas — 0.2%
Boston Gas Co. (a) 4.487% 2/15/42	$450,000	$460,141
Spire, Inc. 4.700% 8/15/44	1,840,000	1,793,584

		2,253,725

Hand & Machine Tools — 0.2%
Kennametal, Inc. 2.650% 11/01/19	800,000	795,606
Stanley Black & Decker, Inc. 2.451% 11/17/18	1,600,000	1,613,710

		2,409,316

Health Care – Products — 0.3%
Abbott Laboratories 2.900% 11/30/21	1,320,000	1,316,238
Abbott Laboratories 3.750% 11/30/26	810,000	804,404
Abbott Laboratories 4.900% 11/30/46	755,000	774,883
Becton Dickinson & Co. 4.685% 12/15/44	825,000	854,654
Johnson & Johnson 5.850% 7/15/38	175,000	229,491

		3,979,670

Health Care – Services — 0.3%
Aetna, Inc. 3.200% 6/15/26	2,025,000	2,003,269
Aetna, Inc. 4.375% 6/15/46	495,000	497,053
UnitedHealth Group, Inc. 3.950% 10/15/42	350,000	340,851
UnitedHealth Group, Inc. 6.875% 2/15/38	580,000	789,263

		3,630,436

Home Builders — 0.3%
Lennar Corp. 4.500% 11/15/19	3,390,000	3,521,363

Home Furnishing — 0.0%
Whirlpool Corp. 5.150% 3/01/43	290,000	309,403

Housewares — 0.2%
Newell Brands, Inc. 3.850% 4/01/23	2,070,000	2,147,225

Insurance — 3.1%
The Allstate Corp. 3 mo. USD LIBOR + 2.938%, VRN 5.750% 8/15/53	2,190,000	2,264,241
Arch Capital Finance LLC 4.011% 12/15/26	1,025,000	1,039,751

The accompanying notes are an integral part of the financial statements.

48

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Arch Capital Group US, Inc. 5.144% 11/01/43	$1,040,000	$1,098,062
AXIS Specialty Finance PLC 2.650% 4/01/19	590,000	594,066
Brown & Brown, Inc. 4.200% 9/15/24	412,000	415,042
The Chubb Corp. 3 mo. USD LIBOR + 2.250%, VRN 6.375% 4/15/37	374,000	351,560
CNA Financial Corp. 7.350% 11/15/19	670,000	759,862
CNO Financial Group, Inc. 4.500% 5/30/20	1,602,000	1,642,050
CNO Financial Group, Inc. 5.250% 5/30/25	1,911,000	1,908,611
Five Corners Funding Trust (a) 4.419% 11/15/23	1,315,000	1,390,242
MetLife Capital Trust IV (a) 7.875% 12/15/37	1,960,000	2,362,780
Prudential Financial, Inc. 3 mo. USD LIBOR + 3.040%, VRN 5.200% 3/15/44	787,000	777,690
Prudential Financial, Inc. 3 mo. USD LIBOR + 3.920%, VRN 5.625% 6/15/43	1,680,000	1,745,100
QBE Insurance Group Ltd. (a) 2.400% 5/01/18	655,000	655,717
Reinsurance Group of America, Inc. 3.950% 9/15/26	2,260,000	2,235,886
Reinsurance Group of America, Inc. 4.700% 9/15/23	1,480,000	1,569,315
Reinsurance Group of America, Inc. 5.000% 6/01/21	1,220,000	1,318,397
Reinsurance Group of America, Inc. 6.450% 11/15/19	1,305,000	1,447,803
Trinity Acquisition PLC 3.500% 9/15/21	1,540,000	1,555,029
Trinity Acquisition PLC 4.400% 3/15/26	445,000	450,453
Unum Group 3.000% 5/15/21	985,000	982,123
USF&G Capital I (a) 8.500% 12/15/45	885,000	1,122,089
Willis North America, Inc. 7.000% 9/29/19	566,000	629,726
Willis Towers Watson PLC 5.750% 3/15/21	1,690,000	1,846,709
WR Berkley Corp. 4.625% 3/15/22	2,600,000	2,781,069
XLIT Ltd. 5.750% 10/01/21	1,260,000	1,400,278

	Principal Amount	Value
XLIT Ltd. 6.375% 11/15/24	$2,590,000	$3,023,045

		37,366,696

Internet — 0.4%
Baidu, Inc. 3.250% 8/06/18	1,690,000	1,718,543
Expedia, Inc. 7.456% 8/15/18	2,550,000	2,757,947

		4,476,490

Investment Companies — 0.5%
Ares Capital Corp. 3.875% 1/15/20	3,250,000	3,295,412
FS Investment Corp. 4.000% 7/15/19	2,450,000	2,456,314

		5,751,726

Iron & Steel — 0.4%
ArcelorMittal 5.125% 6/01/20	2,165,000	2,267,837
ArcelorMittal STEP 6.250% 8/05/20	1,200,000	1,305,000
Glencore Funding LLC (a) 4.625% 4/29/24	340,000	347,650
Vale Overseas Ltd. 6.875% 11/21/36	630,000	620,550

		4,541,037

Lodging — 0.0%
Marriott International, Inc. 6.750% 5/15/18	220,000	234,523

Machinery – Diversified — 0.7%
CNH Industrial Capital LLC 3.250% 2/01/17	1,650,000	1,650,000
CNH Industrial Capital LLC 3.375% 7/15/19	1,530,000	1,533,825
CNH Industrial Capital LLC 3.625% 4/15/18	655,000	663,187
CNH Industrial Capital LLC 3.875% 10/15/21	3,280,000	3,226,700
Xylem, Inc. 3.250% 11/01/26	760,000	737,999
Xylem, Inc. 4.875% 10/01/21	375,000	404,840

		8,216,551

Manufacturing — 0.2%
General Electric Co. 4.125% 10/09/42	1,430,000	1,442,657
Ingersoll-Rand Global Holding Co. Ltd. 6.875% 8/15/18	310,000	334,887
Tyco Electronics Group SA 7.125% 10/01/37	335,000	436,263

		2,213,807

The accompanying notes are an integral part of the financial statements.

49

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Media — 0.8%
21st Century Fox America, Co. 6.900% 8/15/39	$420,000	$527,416
Charter Communications Operating LLC/Charter Communications Operating Capital 3.579% 7/23/20	1,560,000	1,591,567
Charter Communications Operating LLC/Charter Communications Operating Capital 6.484% 10/23/45	1,285,000	1,485,561
Comcast Corp. 3.400% 7/15/46	1,645,000	1,436,598
Comcast Corp. 6.950% 8/15/37	515,000	702,415
NBCUniversal Media LLC 6.400% 4/30/40	65,000	84,053
Time Warner Cable, Inc. 6.750% 6/15/39	985,000	1,145,142
Time Warner Cable, Inc. 8.250% 4/01/19	75,000	84,277
Time Warner Cable, Inc. 8.750% 2/14/19	325,000	366,257
Time Warner, Inc. 4.700% 1/15/21	650,000	694,770
Time Warner, Inc. 6.250% 3/29/41	210,000	245,024
Viacom, Inc. 2.250% 2/04/22	1,110,000	1,043,116

		9,406,196

Mining — 0.1%
Glencore Canada Corp. 5.500% 6/15/17	900,000	914,434

Office Equipment/Supplies — 0.3%
Pitney Bowes, Inc. 3.375% 10/01/21	3,005,000	2,917,507
Pitney Bowes, Inc. 4.750% 5/15/18	250,000	257,410
Pitney Bowes, Inc. 5.750% 9/15/17	166,000	170,261

		3,345,178

Office Furnishings — 0.0%
Steelcase, Inc. 6.375% 2/15/21	100,000	111,772

Oil & Gas — 1.4%
Anadarko Petroleum Corp. 5.550% 3/15/26	1,050,000	1,175,223
ConocoPhillips Co. 2.400% 12/15/22	910,000	879,897
ConocoPhillips Co. 2.875% 11/15/21	3,065,000	3,088,368

	Principal Amount	Value
Encana Corp. 3.900% 11/15/21	$965,000	$971,929
Encana Corp. 6.500% 5/15/19	805,000	866,369
Nabors Industries, Inc. (a) 5.500% 1/15/23	390,000	406,087
Petroleos Mexicanos 3.125% 1/23/19	325,000	322,238
Petroleos Mexicanos 5.500% 1/21/21	1,190,000	1,224,212
Petroleos Mexicanos 6.375% 1/23/45	595,000	541,450
Petroleos Mexicanos (a) 6.500% 3/13/27	585,000	603,427
Petroleos Mexicanos 6.625% 6/15/35	140,000	137,900
Phillips 66 5.875% 5/01/42	2,160,000	2,557,559
Pioneer Natural Resources Co. 4.450% 1/15/26	2,000,000	2,119,126
Pioneer Natural Resources Co. 7.500% 1/15/20	350,000	397,870
Tesoro Corp. (a) 5.125% 12/15/26	1,830,000	1,850,862

		17,142,517

Oil & Gas Services — 0.0%
Weatherford International Ltd. 6.000% 3/15/18	525,000	519,750

Packaging & Containers — 0.7%
Amcor Finance USA, Inc. (a) 3.625% 4/28/26	3,105,000	3,041,273
Brambles USA, Inc. (a) 4.125% 10/23/25	772,000	785,954
Brambles USA, Inc., Series A (a) 5.350% 4/01/20	490,000	528,376
Crown Americas LLC/Crown Americas Capital Corp. IV 4.500% 1/15/23	2,412,000	2,460,240
Graphic Packaging International, Inc. 4.750% 4/15/21	590,000	619,500
Graphic Packaging International, Inc. 4.875% 11/15/22	400,000	410,000
The WestRock MWV LLC 7.550% 3/01/47	1,000,000	1,179,622

		9,024,965

Pharmaceuticals — 1.4%
AbbVie, Inc. 4.400% 11/06/42	500,000	470,373
Actavis Funding SCS 3.000% 3/12/20	2,005,000	2,032,795
Actavis Funding SCS 4.750% 3/15/45	1,270,000	1,246,802

The accompanying notes are an integral part of the financial statements.

50

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Baxalta, Inc. 4.000% 6/23/25	$1,775,000	$1,780,185
Baxalta, Inc. 5.250% 6/23/45	885,000	944,663
McKesson Corp. 2.284% 3/15/19	600,000	602,247
McKesson Corp. 4.750% 3/01/21	600,000	643,324
McKesson Corp. 4.883% 3/15/44	625,000	635,789
McKesson Corp. 6.000% 3/01/41	550,000	636,354
Merck Sharp & Dohme Corp. 5.850% 6/30/39	180,000	226,844
Mylan NV (a) 3.150% 6/15/21	1,750,000	1,717,427
Mylan NV (a) 3.950% 6/15/26	3,125,000	2,924,525
Pfizer, Inc. 7.200% 3/15/39	395,000	570,572
Shire Acquisitions Investments Ireland DAC 2.875% 9/23/23	1,085,000	1,031,235
Teva Pharmaceutical Finance Netherlands III BV 4.100% 10/01/46	460,000	394,157
Wyeth 6.000% 2/15/36	360,000	448,583

		16,305,875

Pipelines — 1.3%
Boardwalk Pipelines LLC 5.500% 2/01/17	200,000	200,533
CenterPoint Energy Resources Corp. 4.500% 1/15/21	475,000	498,379
EnLink Midstream Partners LP 4.850% 7/15/26	465,000	469,061
Enterprise Products Operating Co. 3.700% 2/15/26	2,285,000	2,293,285
Enterprise Products Operating Co. 5.950% 2/01/41	455,000	513,650
Kinder Morgan Energy Partners LP 6.000% 2/01/17	185,000	185,560
Kinder Morgan Energy Partners LP 6.500% 2/01/37	150,000	164,376
Kinder Morgan Energy Partners LP 6.950% 1/15/38	175,000	202,995
Kinder Morgan Finance Co. LLC (a) 6.000% 1/15/18	2,700,000	2,811,237
Kinder Morgan, Inc. 4.300% 6/01/25	1,775,000	1,827,481
Magellan Midstream Partners LP 5.150% 10/15/43	2,575,000	2,676,334

	Principal Amount	Value
MPLX LP 4.875% 12/01/24	$1,035,000	$1,065,733
MPLX LP 4.875% 6/01/25	1,007,000	1,035,344
Plains All American Pipeline LP/PAA Finance Corp. 4.500% 12/15/26	1,360,000	1,379,647
Southern Natural Gas Co. LLC STEP (a) 5.900% 4/01/17	310,000	313,228

		15,636,843

Real Estate Investment Trusts (REITS) — 1.4%
American Tower Corp. 3.450% 9/15/21	2,690,000	2,724,803
American Tower Corp. 4.400% 2/15/26	860,000	878,794
American Tower Corp. 4.500% 1/15/18	1,375,000	1,411,290
Boston Properties LP 3.700% 11/15/18	475,000	489,268
Brandywine Operating Partners LP 4.950% 4/15/18	800,000	826,980
DDR Corp. 4.750% 4/15/18	1,000,000	1,028,463
DDR Corp. 7.500% 4/01/17	1,000,000	1,013,779
Duke Realty LP 3.250% 6/30/26	770,000	744,659
Federal Realty Investment Trust 5.900% 4/01/20	330,000	364,686
Healthcare Trust of America Holdings LP 3.500% 8/01/26	1,265,000	1,208,873
Highwoods Realty LP 5.850% 3/15/17	1,800,000	1,815,219
Highwoods Realty LP 7.500% 4/15/18	195,000	208,044
Host Hotels & Resorts LP 3.750% 10/15/23	215,000	211,069
Host Hotels & Resorts LP 4.000% 6/15/25	682,000	671,716
ProLogis LP 2.750% 2/15/19	530,000	537,671
Tanger Properties LP 3.125% 9/01/26	2,565,000	2,409,415
Weingarten Realty Investors 3.250% 8/15/26	535,000	504,709

		17,049,438

Retail — 1.4%
AutoNation, Inc. 4.500% 10/01/25	700,000	708,177

The accompanying notes are an integral part of the financial statements.

51

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Bed Bath & Beyond, Inc. 5.165% 8/01/44	$600,000	$546,050
CVS Health Corp. 6.125% 9/15/39	560,000	685,573
CVS Pass-Through Trust (a) 5.926% 1/10/34	1,223,060	1,397,131
CVS Pass-Through Trust (a) 7.507% 1/10/32	8,361	10,181
Dollar Tree, Inc. 5.750% 3/01/23	2,945,000	3,118,225
El Puerto de Liverpool SAB de CV (a) 3.950% 10/02/24	2,620,000	2,489,000
The Home Depot, Inc. 5.950% 4/01/41	600,000	762,761
O’Reilly Automotive, Inc. 4.875% 1/14/21	575,000	617,292
QVC, Inc. 3.125% 4/01/19	960,000	969,989
QVC, Inc. 4.450% 2/15/25	1,380,000	1,326,496
QVC, Inc. 5.125% 7/02/22	545,000	564,173
Tiffany & Co. 4.900% 10/01/44	990,000	923,151
Wal-Mart Stores, Inc. 6.200% 4/15/38	730,000	962,282
Wal-Mart Stores, Inc. 6.500% 8/15/37	515,000	697,931
Walgreens Boots Alliance, Inc. 2.700% 11/18/19	685,000	694,087

		16,472,499

Semiconductors — 0.5%
Applied Materials, Inc. 5.850% 6/15/41	1,000,000	1,196,939
Lam Research Corp. 2.750% 3/15/20	1,290,000	1,292,670
Lam Research Corp. 3.800% 3/15/25	2,010,000	2,012,191
QUALCOMM, Inc. 3.450% 5/20/25	1,134,000	1,153,872

		5,655,672

Software — 0.6%
Broadridge Financial Solutions, Inc. 3.400% 6/27/26	1,050,000	1,013,270
Broadridge Financial Solutions, Inc. 3.950% 9/01/20	655,000	686,779
Microsoft Corp. 4.450% 11/03/45	2,064,000	2,199,025
Oracle Corp. 4.000% 7/15/46	3,590,000	3,433,820

		7,332,894

	Principal Amount	Value
Telecommunications — 0.9%
AT&T, Inc. 4.750% 5/15/46	$1,775,000	$1,681,669
AT&T, Inc. 6.550% 2/15/39	455,000	526,761
CenturyLink, Inc. 6.150% 9/15/19	560,000	599,200
Cisco Systems, Inc. 5.500% 1/15/40	345,000	420,278
Crown Castle Towers LLC (a) 3.222% 5/15/42	1,700,000	1,728,101
Embarq Corp. 7.995% 6/01/36	145,000	135,938
Rogers Communications, Inc. 7.500% 8/15/38	50,000	65,758
Telefonica Emisiones SAU 5.462% 2/16/21	475,000	517,784
Turk Telekomunikasyon AS (a) 3.750% 6/19/19	240,000	237,960
Verizon Communications, Inc. 2.625% 2/21/20	1,650,000	1,665,830
Verizon Communications, Inc. 4.862% 8/21/46	918,000	930,204
Verizon Communications, Inc. 5.012% 8/21/54	1,083,000	1,077,327
Verizon Communications, Inc. 6.550% 9/15/43	1,082,000	1,351,393

		10,938,203

Transportation — 0.4%
Asciano Finance (a) 4.625% 9/23/20	610,000	631,112
Asciano Finance Ltd. (a) 5.000% 4/07/18	1,150,000	1,181,517
Autoridad del Canal de Panama (a) 4.950% 7/29/35	1,050,000	1,107,750
Burlington Northern Santa Fe LLC 6.150% 5/01/37	720,000	919,583
Norfolk Southern Corp. 6.000% 5/23/2111	375,000	438,684
Union Pacific Corp. 5.375% 6/01/33	520,000	593,737

		4,872,383

Trucking & Leasing — 0.5%
Aviation Capital Group Corp. (a) 2.875% 9/17/18	5,210,000	5,275,125
GATX Corp. 2.375% 7/30/18	865,000	868,830

		6,143,955

TOTAL CORPORATE DEBT (Cost $432,023,484)		439,033,603

The accompanying notes are an integral part of the financial statements.

52

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
MUNICIPAL OBLIGATIONS — 1.0%
JobsOhio Beverage System Series B 4.532% 1/01/35	$3,950,000	$4,230,015
New York City Municipal Water Finance Authority BAB 5.882% 6/15/44	105,000	135,827
Orange County Local Transportation Authority BAB 6.908% 2/15/41	1,350,000	1,813,145
Panhandle-Plains Student Finance Corp., Series 2001-A2, FRN 2.290% 12/01/31	1,800,000	1,728,880
State of California BAB 7.550% 4/01/39	120,000	177,558
State of California BAB 7.600% 11/01/40	1,115,000	1,679,502
State of Illinois 5.365% 3/01/17	2,200,000	2,213,090

		11,978,017

TOTAL MUNICIPAL OBLIGATIONS (Cost $11,662,808)		11,978,017

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 31.1%
Auto Floor Plan ABS — 0.1%
NCF Dealer Floorplan Master Trust, Series 2014-1A, Class A, 1 mo. LIBOR + 1.500%, FRN (a) 2.061% 10/20/20	1,500,000	1,499,999

Automobile ABS — 1.2%
American Credit Acceptance Receivables Trust, Series 2016-1A, Class A (a) 2.370% 5/12/20	610,932	612,315
CFC LLC, Series 2014-2A, Class A (a) 1.440% 11/16/20	443,921	443,398
CPS Auto Trust, Series 2014-D, Class A (a) 1.490% 4/15/19	317,942	317,655
CPS Auto Trust, Series 2016-C, Class A (a) 1.620% 1/15/20	761,777	761,794
Drive Auto Receivables Trust, Series 2016-BA, Class B (a) 2.560% 6/15/20	1,070,000	1,074,184
First Investors Auto Owner Trust, Series 2016-2A, Class B (a) 2.210% 7/15/22	2,990,000	2,962,167
Oscar US Funding Trust II, Series 2015-1A, Class A4 (a) 2.440% 6/15/22	2,250,000	2,215,746

	Principal Amount	Value
Oscar US Funding Trust IV, Series 2016-1A, Class A2B, 1 mo. USD LIBOR + 1.700%, FRN (a) 2.404% 7/15/20	$1,431,918	$1,432,368
Oscar US Funding Trust V, Series 2016-2A, Class A4 (a) 2.990% 12/15/23	4,000,000	3,920,496

		13,740,123

Commercial MBS — 3.3%
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class A4, VRN 5.747% 2/10/51	1,265,734	1,283,191
Banc of America Commercial Mortgage, Inc., Series 2008-1, Class A4, VRN 6.235% 2/10/51	1,439,762	1,478,670
Banc of America Commercial Mortgage, Inc., Series 2008-1, Class AM, VRN 6.278% 2/10/51	1,310,000	1,350,246
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A4, VRN 5.471% 1/12/45	374,612	374,785
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class AM, VRN 5.513% 1/12/45	2,545,000	2,567,726
Bear Stearns Commercial Mortgage Securities, Series 2007-PW18, Class A4 5.700% 6/11/50	1,204,030	1,225,582
Bear Stearns Commercial Mortgage Securities, Series 2007-T28, Class AM, VRN 5.835% 9/11/42	1,395,000	1,421,221
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class AM, VRN 5.887% 6/11/50	2,870,000	2,925,533
Commercial Mortgage Pass Through Certificates, Series 2012-CR4, Class B (a) 3.703% 10/15/45	1,060,000	1,076,900
Commercial Mortgage Pass Through Certificates, Series 2014-UBS2, Class AM 4.199% 3/10/47	1,375,000	1,433,665
Commercial Mortgage Pass Through Certificates, Series 2014-CR14, Class A4, VRN 4.236% 2/10/47	1,410,000	1,521,841

The accompanying notes are an integral part of the financial statements.

53

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Commercial Mortgage Pass Through Certificates, Series 2015-CR23, Class C, VRN 4.256% 5/10/48	$1,000,000	$891,387
Commercial Mortgage Pass-Through Certificates, Series 2007-C9, Class AM, VRN 5.650% 12/10/49	1,335,000	1,351,097
Commercial Mortgage Pass-Through Certificates, Series 2007-C9, Class A4, VRN 5.812% 12/10/49	1,920,340	1,936,896
DBCCRE Mortgage Trust, Series 2014-ARCP, Class A (a) 4.238% 1/10/34	995,000	1,012,711
GCCFC Commercial Mortgage Trust, Series 2006-GG7, Class AM, VRN 5.758% 7/10/38	1,335,096	1,335,467
GS Mortgage Securities Corp. II, Series 2012-GC6, Class AS (a) 4.948% 1/10/45	488,000	535,287
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18, Class AM, VRN 5.466% 6/12/47	1,620,000	1,628,345
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-9, Class A4 5.700% 9/12/49	1,943,098	1,981,082
Morgan Stanley Capital I, Series 2011-C2, Class B, VRN (a) 5.200% 6/15/44	1,325,000	1,420,316
Morgan Stanley Capital I, Series 2007-HQ11, Class AM, VRN 5.478% 2/12/44	1,406,889	1,405,630
Morgan Stanley Capital I, Series 2008-T29, Class A4, VRN 6.275% 1/11/43	702,723	723,170
STRIPs Ltd., Series 2012-1A, Class A (a) 1.500% 12/25/44	36,542	36,432
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class AJ, VRN 5.474% 8/15/39	150,902	151,110
Velocity Commercial Capital Loan Trust, Series 2016-2, Class AFX, VRN 2.997% 10/25/46	2,240,430	2,218,650
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4 5.509% 4/15/47	837,947	840,259
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class AM, VRN 5.591% 4/15/47	1,400,000	1,407,929

	Principal Amount	Value
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class AM, VRN 5.969% 2/15/51	$1,525,000	$1,541,772
Wachovia Bank Commercial Mortgage Trust, Series 2006-C26, Class AM, VRN 6.074% 6/15/45	2,667,000	2,668,206
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A1 (a) 3.349% 11/15/43	136,064	139,389

		39,884,495

Home Equity ABS — 0.5%
ACE Securities Corp., Series 2005-AG1, Class A1B1, 1 mo. USD LIBOR + .270%, FRN 0.862% 8/25/35	31,381	31,378
ACE Securities Corp., Series 2005-HE7, Class A2D, 1 mo. USD LIBOR + .660%, FRN 1.252% 11/25/35	354,377	353,039
Aegis Asset-Backed Securities Trust, Series 2005-2, Class M1, 1 mo. USD LIBOR + .420%, FRN 1.012% 6/25/35	77,964	77,950
Bayview Financial Mortgage Pass-Through Trust, Series 2005-C, Class M1, 1 mo. USD LIBOR + .500%, FRN 1.102% 6/28/44	464,717	464,494
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A, 1 mo. USD LIBOR + .460%, FRN 1.044% 9/25/34	180,089	179,250
Countrywide Partnership Trust, Series 2004-EC1, Class M1, 1 mo. USD LIBOR + .900%, FRN 1.484% 2/25/35	541,680	487,593
First Franklin Mortgage Loan Trust, Series 2005-FF6, Class M1, 1 mo. USD LIBOR + .630%, FRN 1.222% 5/25/36	306,648	305,910
Fremont Home Loan Trust, Series 2005-E, Class 2A3, 1 mo. USD LIBOR + .240%, FRN 0.832% 1/25/36	128,751	127,953
GSAMP Trust, Series 2005-AHL, Class M1, 1 mo. USD LIBOR + ..645%, FRN 1.401% 4/25/35	186,703	187,336

The accompanying notes are an integral part of the financial statements.

54

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Home Equity Asset Trust, Series 2006-4, Class 2A3, 1 mo. USD LIBOR + .170%, FRN 0.754% 8/25/36	$82,633	$82,698
Long Beach Mortgage Loan Trust, Series 2005-WL1, Class M2, 1 mo. USD LIBOR + .825%, FRN 1.581% 6/25/35	937,886	934,343
MASTR Asset-Backed Securities Trust, Series 2005-WMC1, Class M3, 1 mo. USD LIBOR + .720%, FRN 1.304% 3/25/35	1,233,646	1,233,576
New Century Home Equity Loan Trust, Series 1997-NC5, Class A6, STEP 6.604% 10/25/28	22	23
NovaStar Mortgage Funding Trust, Series 2005-3, Class A2D, 1 mo. LIBOR + .370%, FRN 1.126% 1/25/36	735,057	732,336
Park Place Securities, Inc., Series 2005-WHQ4, Class A1A, 1 mo. USD LIBOR + .260%, FRN 0.852% 9/25/35	172,836	173,049
Residential Asset Securities Corp., Series 2005-EMX4, Class M1, 1 mo. USD LIBOR + .430%, FRN 1.186% 11/25/35	346,066	346,240

		5,717,168

Other ABS — 16.6%
321 Henderson Receivables I LLC, Series 2007-1A, Class A1, 1 mo. USD LIBOR + .200%, FRN (a) 0.904% 3/15/42	662,635	632,339
321 Henderson Receivables I LLC, Series 2015-1A, Class A (a) 3.260% 9/15/72	1,324,283	1,241,515
Aames Mortgage Investment Trust, Series 2004-1, Class M5, 1 mo. USD LIBOR + 1.725%, FRN 2.317% 1/25/35	594,430	592,732
AIMCO CLO Ltd., Series 2014-AA, Class A, 3 mo. USD LIBOR + 1.540%, FRN (a) 2.421% 7/20/26	2,250,000	2,250,081
ALM VII Ltd., Series 2012-7A, Class A1R, 3 mo. USD LIBOR + 1.480%, FRN (a) 2.334% 10/15/28	2,620,000	2,627,800
ALM VIII Ltd., Series 2013-8A, Class A1R, 3 mo. USD LIBOR + 1.490%, FRN (a) 2.343% 10/15/28	1,240,000	1,242,820

	Principal Amount	Value
Alterna Funding I LLC, Series 2014-1A, Class NOTE (a) 1.639% 2/15/21	$591,113	$574,488
Alterna Funding II LLC, Series 2015-1A, Class A (a) 2.500% 2/15/24	1,084,442	1,064,786
Apidos CLO XV, Series 2013-15A, Class A1, 3 mo. USD LIBOR + 1.350%, FRN (a) 2.231% 10/20/25	745,000	745,012
Apidos CLO XXV, Series 2016-25A, Class A1, 3 mo. USD LIBOR + 1.460%, FRN (a) 2.203% 10/20/28	770,000	770,118
Applebee’s/IHOP Funding LLC, Series 2014-1, Class A2 (a) 4.277% 9/05/44	1,450,000	1,434,542
Arbys Funding LLC, Series 2015-1A, Class A2 (a) 4.969% 10/30/45	1,881,000	1,900,986
ARL First LLC, Series 2012-1A, Class A1, 1 mo. USD LIBOR + 1.750%, FRN (a) 2.454% 12/15/42	1,531,761	1,488,119
AVANT Loans Funding Trust, Series 2016-C, Class A (a) 2.960% 9/16/19	784,958	784,510
Avery Point CLO Ltd., Series 2014-5A, Class A, 3 mo. USD LIBOR + 1.460%, FRN (a) 2.340% 7/17/26	2,200,000	2,200,020
Avery Point III CLO Ltd., Series 2013-3A, Class A, 3 mo. USD LIBOR + 1.400%, FRN (a) 2.282% 1/18/25	1,250,000	1,250,015
Avery Point VI CLO Ltd., Series 2015-6A, Class A, 3 mo. USD LIBOR + 1.450%, FRN (a) 2.331% 8/05/27	3,825,000	3,829,165
BCC Funding VIII LLC, Series 2014-1A, Class A (a) 1.794% 6/20/20	119,669	119,595
Birchwood Park CLO Ltd., Series 2014-1A, Class A, 3 mo. USD LIBOR + 1.440%, FRN (a) 2.320% 7/15/26	2,180,000	2,180,174
Blackbird Capital Aircraft Lease Securitization Ltd., Series 2016-1A, Class AA, STEP (a) 2.487% 12/16/41	1,880,000	1,882,938
Blue Hill CLO Ltd., Series 2013-1A, Class A, 3 mo. USD LIBOR + 1.480%, FRN (a) 2.360% 1/15/26	825,000	825,252

The accompanying notes are an integral part of the financial statements.

55

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
BlueMountain CLO Ltd., Series 2013-2A, Class A, 3 mo. USD LIBOR + 1.200%, FRN (a) 2.082% 1/22/25	$930,000	$929,996
BlueMountain CLO Ltd., Series 2013-3A, Class A, 3 mo. USD LIBOR + 1.400%, FRN (a) 2.287% 10/29/25	650,000	650,176
BlueMountain CLO Ltd., Series 2015-2A, Class A1, 3 mo. USD LIBOR + 1.430%, FRN (a) 2.312% 7/18/27	2,595,000	2,601,192
BlueVirgo Trust, Series 2015-1A, Class NOTE (a) 3.000% 12/15/22	2,235,723	2,259,310
CAN Capital Funding LLC, Series 2014-1A, Class A (a) 3.117% 4/15/20	917,024	910,095
Capital Automotive REIT, Series 2014-1A, Class A (a) 3.660% 10/15/44	900,000	870,049
Capital Automotive REIT, Series 2012-1A, Class A (a) 4.700% 7/15/42	1,160,027	1,167,276
Carlyle Global Market Strategies, Series 2013-1A, Class A1, 3 mo. USD LIBOR + 1.300%, FRN (a) 2.202% 2/14/25	750,000	750,011
Citi Held For Asset Issuance, Series 2015-PM1, Class A (a) 1.850% 12/15/21	31,617	31,601
Citigroup Mortgage Loan Trust, Series 2006-SHL1, Class A1, 1 mo. USD LIBOR + .200%, FRN (a) 0.792% 11/25/45	204,518	204,570
CKE Restaurant Holdings, Inc., Series 2013-1A, Class A2 (a) 4.474% 3/20/43	1,179,688	1,170,745
Consumer Installment Loan Trust, Series 2016-LD1, Class A (a) 3.960% 7/15/22	1,190,780	1,193,975
Cronos Containers Program I Ltd., Series 2014-2A, Class A (a) 3.270% 11/18/29	461,111	441,465
DB Master Finance LLC, Series 2015-1A, Class A2I (a) 3.262% 2/20/45	2,588,888	2,603,329
Diamond Resorts Owner Trust, Series 2014-1, Class A (a) 2.540% 5/20/27	421,213	420,375
Diamond Resorts Owner Trust, Series 2015-1, Class A (a) 2.730% 7/20/27	1,020,331	1,014,143

	Principal Amount	Value
Diamond Resorts Owner Trust, Series 2015-2, Class A (a) 2.990% 5/22/28	$1,140,318	$1,133,347
Diamond Resorts Owner Trust, Series 2016-1, Class A (a) 3.080% 11/20/28	6,147,347	6,109,558
Domino’s Pizza Master Issuer LLC, Series 2015-1A, Class A2I (a) 3.484% 10/25/45	2,871,000	2,826,534
Domino’s Pizza Master Issuer LLC, Series 2015-1A, Class A2II (a) 4.474% 10/25/45	3,069,000	2,919,188
Dong Fang Container Finance II SPV Ltd., Series 2014-1A, Class A1 (a) 1.950% 11/25/39	958,333	942,576
Drug Royalty Corp., Inc., Series 2014-1, Class A2 (a) 3.484% 7/15/23	475,283	470,856
Drug Royalty Corp., Inc., Series 2012-1, Class A2 (a) 5.800% 7/15/24	110,256	111,260
Dryden XXXI Senior Loan Fund, Series 2014-31A, Class A, 3 mo. USD LIBOR + 1.350%, FRN (a) 2.232% 4/18/26	3,190,000	3,190,134
Eaton Vance CLO, Series 2014-1A, Class A, 3 mo. USD LIBOR + 1.450%, FRN (a) 2.330% 7/15/26	2,925,000	2,930,517
Elara HGV Timeshare Issuer LLC, Series 2016-A, Class A (a) 2.810% 4/25/28	2,378,183	2,332,747
Element Rail Leasing II LLC, Series 2015-1A, Class A1 (a) 2.707% 2/19/45	552,942	535,693
Element Rail Leasing II LLC, Series 2016-1A, Class A1 (a) 3.968% 3/19/46	1,427,462	1,431,242
Entegry New Orleans Storm Recovery Funding I LLC, Series 2015-1, Class A 2.670% 6/01/27	596,904	602,732
Fairway Outdoor Funding LLC, Series 2012-1A, Class A2 (a) 4.212% 10/15/42	2,028,434	2,028,521
Galaxy XX CLO Ltd., Series 2015-20A, Class A, 3 mo. USD LIBOR + 1.450%, FRN (a) 2.331% 7/20/27	2,875,000	2,878,717
Global SC Finance II SRL, Series 2014-1A, Class A1 (a) 3.190% 7/17/29	379,167	364,099
Global SC Finance II SRL, Series 2013-2A, Class A (a) 3.670% 11/17/28	1,109,875	1,071,150

The accompanying notes are an integral part of the financial statements.

56

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Global SC Funding One Ltd., Series 2015-1, Class B1 (a) 2.740% 1/18/30	$209,717	$209,717
GoldenTree Loan Opportunities VII Ltd., Series 2013-7A, Class A, 3 mo. USD LIBOR + 1.150%, FRN (a) 2.032% 4/25/25	3,600,000	3,597,232
GoldenTree Loan Opportunities VII Ltd., Series 2014-8A, Class A, 3 mo. USD LIBOR + 1.450%, FRN (a) 2.328% 4/19/26	2,405,000	2,405,091
Goodgreen Trust, Series 2016-1A, Class A (a) 3.230% 10/15/52	3,108,153	3,107,482
Hercules Capital Funding Trust, Series 2014-1A, Class A (a) 3.524% 4/16/21	844,588	845,908
HERO Funding Trust, Series 2016-3A, Class A1 (a) 3.080% 9/20/42	2,008,391	1,979,510
HERO Funding Trust, Series 2016-4A, Class A1 (a) 3.570% 9/20/47	4,520,000	4,505,491
Hilton Grand Vacations Trust, Series 2013-A, Class A (a) 2.280% 1/25/26	876,533	872,748
ING Investment Management CLO Ltd., Series 2013-3A, Class A1, 3 mo. USD LIBOR + 1.450%, FRN (a) 2.332% 1/18/26	1,850,000	1,850,352
Labrador Aviation Finance Ltd., Series 2016-1A, Class A1 (a) 4.300% 1/15/42	2,820,000	2,775,387
LCM Ltd., Series 16A, Class A, 3 mo. USD LIBOR + 1.500%, FRN (a) 2.380% 7/15/26	2,850,000	2,850,789
LCM XIV LP, Series 14A, Class A, 3 mo. USD LIBOR + 1.150%, FRN (a) 2.030% 7/15/25	1,100,000	1,096,046
LCM XXIII Ltd., Series 23A, Class A1, 3 mo. USD LIBOR + 1.400%, FRN (a) 2.506% 10/20/29	3,030,000	3,029,976
Long Beach Mortgage Loan Trust, Series 2005-1, Class M2, 1 mo. USD LIBOR + .795%, FRN 1.551% 2/25/35	477,215	474,343
Madison Park Funding XII Ltd., Series 2014-12A, Class A, 3 mo. USD LIBOR + 1.500%, FRN (a) 2.381% 7/20/26	2,970,000	2,970,799
Magnetite CLO Ltd., Series 2016-18A, Class A, 3 mo. USD LIBOR + 1.400%, FRN (a) 2.253% 11/15/28	760,000	759,976

	Principal Amount	Value
Marlette Funding Trust, Series 2016-1A, Class A (a) 3.060% 1/17/23	$2,163,565	$2,161,538
Marriott Vacation Club Owner Trust, Series 2012-1A, Class A (a) 2.510% 5/20/30	296,971	294,885
Miramax LLC, Series 2014-1A, Class A2 (a) 3.340% 7/20/26	1,214,460	1,207,721
Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-WMC6, Class M2, 1 mo. USD LIBOR + .750%, FRN 1.506% 7/25/35	256,389	258,948
MVW Owner Trust, Series 2015-1A, Class A (a) 2.520% 12/20/32	1,064,283	1,056,926
Nations Equipment Finance Funding II LLC, Series 2014-1A, Class A (a) 1.558% 7/20/18	251,254	251,095
Nomad CLO Ltd., Series 2013-1A, Class A1, 3 mo. USD LIBOR + 1.200%, FRN (a) 2.080% 1/15/25	1,575,000	1,574,406
NRZ Advance Receivables Trust, Series 2016-T4, Class AT4 (a) 3.107% 12/15/50	3,000,000	2,929,777
NRZ Advance Receivables Trust Advance Receivables Backe, Series 2016-T3, Class AT3 (a) 2.833% 10/16/51	10,600,000	10,319,940
Oak Hill Credit Partners VIII Ltd., Series 2013-8A, Class A, 3 mo. USD LIBOR + 1.120%, FRN (a) 2.001% 4/20/25	2,100,000	2,097,963
OHA Loan Funding Ltd., Series 2013-1A, Class A, 3 mo. USD LIBOR + 1.250%, FRN (a) 2.132% 7/23/25	1,710,000	1,709,263
OnDeck Asset Securitization Trust II LLC, Series 2016-1A, Class A (a) 4.210% 5/17/20	870,000	858,981
Orange Lake Timeshare Trust, Series 2014-AA, Class A (a) 2.290% 7/09/29	340,923	335,781
Orange Lake Timeshare Trust, Series 2016-A, Class A (a) 2.610% 3/08/29	1,932,279	1,910,224
Orange Lake Timeshare Trust, Series 2016-A, Class B (a) 2.910% 3/08/29	1,618,157	1,599,846
Oxford Finance Funding Trust, Series 2014-1A, Class A (a) 3.475% 12/15/22	627,942	627,988

The accompanying notes are an integral part of the financial statements.

57

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Oxford Finance Funding Trust, Series 2016-1A, Class A (a) 3.968% 6/17/24	$1,400,000	$1,394,217
Race Point VIII CLO Ltd., Series 2013-8A, Class A, 3 mo. USD LIBOR + 1.250%, FRN (a) 2.161% 2/20/25	700,000	699,661
Residential Asset Mortgage Products, Inc., Series 2005-EFC5, Class M1, 1 mo. USD LIBOR + ..400%, FRN 1.156% 10/25/35	420,896	420,871
Sierra Receivables Funding Co. LLC, Series 2013-2A, Class A (a) 2.280% 11/20/25	1,105,305	1,103,755
Sierra Receivables Funding Co. LLC, Series 2012-1A, Class A (a) 2.840% 11/20/28	88,370	88,373
Sierra Receivables Funding Co. LLC, Series 2015-3A, Class B (a) 3.080% 9/20/32	355,107	349,331
SoFi Consumer Loan Program LLC, Series 2016-3, Class A (a) 3.050% 12/26/25	2,482,747	2,472,917
SoFi Consumer Loan Program LLC, Series 2016-5, Class A (a) 3.060% 9/25/28	11,800,000	11,777,828
SoFi Consumer Loan Program LLC, Series 2016-2A, Class A (a) 3.090% 10/27/25	3,827,748	3,816,240
SoFi Consumer Loan Program LLC, Series 2016-1A, Class A (a) 3.260% 8/25/25	4,768,136	4,774,240
Specialty Underwriting & Residential Finance Trust, Series 2005-AB2, Class M1, 1 mo. USD LIBOR + .450%, FRN 1.042% 6/25/36	555,000	553,058
Spirit Master Funding LLC, Series 2014-4A, Class A1 (a) 3.501% 1/20/45	1,000,000	971,767
SpringCastle America Funding LLC, Series 2016-AA, Class A (a) 3.050% 4/25/29	1,760,193	1,768,994
SPS Servicer Advance Receivables Trust, Series 2016-T2, Class AT2 (a) 2.750% 11/15/49	4,490,000	4,467,453
SPS Servicer Advance Receivables Trust, Series 2015-T3, Class AT3 (a) 2.920% 7/15/47	1,200,000	1,200,954
Structured Receivables Finance LLC, Series 2010-B, Class A (a) 3.730% 8/15/36	294,326	295,028

	Principal Amount	Value
Symphony CLO XV Ltd., Series 2014-15A, Class A, 3 mo. USD LIBOR + 1.450%, FRN (a) 2.330% 10/17/26	$2,900,000	$2,900,742
Taco Bell Funding LLC, Series 2016-1A, Class A2I (a) 3.832% 5/25/46	2,493,750	2,509,717
TCI-Symphony CLO Ltd., Series 2016-1A, Class A, 3 mo. USD LIBOR + 1.480%, FRN (a) 2.399% 10/13/29	2,150,000	2,156,577
Textainer Marine Containers III Ltd., Series 2014-1A, Class A (a) 3.270% 10/20/39	454,333	433,569
Treman Park CLO Ltd., Series 2015-1A, Class AR, 3 mo. USD LIBOR + 1.370%, FRN (a) 2.251% 4/20/27	1,750,000	1,749,125
Trip Rail Master Funding LLC, Series 2011-1A, Class A1A (a) 4.370% 7/15/41	297,817	296,334
VSE VOI Mortgage LLC, Series 2016-A, Class A (a) 2.540% 7/20/33	2,659,418	2,631,851
Wendys Funding LLC, Series 2015-1A, Class A2I (a) 3.371% 6/15/45	3,925,313	3,960,709
Wendys Funding LLC, Series 2015-1A, Class A2II (a) 4.080% 6/15/45	1,807,125	1,775,439
Wendys Funding LLC, Series 2015-1A, Class A23 (a) 4.497% 6/15/45	2,172,500	2,060,580
Westgate Resorts LLC, Series 2015-1A, Class A (a) 2.750% 5/20/27	1,358,678	1,357,493

		199,247,138

Student Loans ABS — 8.3%
Access Group, Inc., Series 2003-A, Class A3, 3 mo. Treasury + 1.200%, FRN 1.509% 7/01/38	649,648	639,596
College Loan Corp. Trust I, Series 2007-1, Class B2, 28 day ARS, FRN 2.016% 1/25/47	900,000	687,278
Collegiate Funding Services Education Loan Trust, Series 2005-B, Class A4, 3 mo. USD LIBOR + .160%, FRN 0.783% 3/28/35	1,500,000	1,405,243

The accompanying notes are an integral part of the financial statements.

58

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
DRB Prime Student Loan Trust, Series 2016-R, Class A1, 1 mo. USD LIBOR + 1.900%, FRN (a) 2.431% 10/25/44	$5,795,319	$5,795,319
DRB Prime Student Loan Trust, Series 2015-B, Class A1, 1 mo. USD LIBOR + 1.900%, FRN (a) 2.492% 10/27/31	350,955	357,640
DRB Prime Student Loan Trust, Series 2016-A, Class A1, 1 mo. USD LIBOR + 2.000%, FRN (a) 2.584% 4/25/40	1,074,991	1,071,999
DRB Prime Student Loan Trust, Series 2016-B, Class A2 (a) 2.890% 6/25/40	2,177,550	2,110,309
DRB Prime Student Loan Trust, Series 2015-D, Class A2 (a) 3.200% 1/25/40	1,157,053	1,148,478
Earnest Student Loan Program LLC, Series 2016-C, Class A1, 1 mo. USD LIBOR + 1.850%, FRN (a) 2.442% 10/27/36	4,619,840	4,619,836
Earnest Student Loan Program LLC, Series 2016-D, Class A2 (a) 2.720% 1/25/41	2,530,897	2,489,904
Earnest Student Loan Program LLC, Series 2016-B, Class A2 (a) 3.020% 5/25/34	1,799,800	1,760,532
ECMC Group Student Loan Trust, Series 2016-1A, Class A, 1 mo. USD LIBOR + 1.350%, FRN (a) 1.942% 7/26/66	4,410,228	4,397,220
Education Funding Capital Trust I, Series 2004-1, Class A4, 28 day ARS, FRN 1.943% 6/15/43	1,750,000	1,742,226
Education Funding Capital Trust I, Series 2004-1, Class A5, 28 day ARS, FRN 1.974% 6/15/43	1,075,000	1,066,075
Education Services of America, Series 2014-4, Class B, 1 mo. USD LIBOR + 1.500%, FRN (a) 2.084% 6/25/48	1,200,000	995,040
Education Services of America, Series 2015-1, Class B, 1 mo. USD LIBOR + 1.500%, FRN (a) 2.084% 10/25/56	1,100,000	925,313
Educational Funding of the South, Inc., Series 2011-1, Class B, 3 mo. USD LIBOR + 3.700%, FRN 4.582% 4/25/46	625,000	672,994

	Principal Amount	Value
Higher Education Funding I, Series 2004-1, Class B1, 28 day ARS, FRN (a) 0.350% 1/01/44	$450,000	$391,744
Higher Education Funding I, Series 2004-1, Class B2, 28 day ARS, FRN (a) 1.918% 1/01/44	450,000	365,248
KeyCorp Student Loan Trust, Series 2006-A, Class 2A4, 3 mo. USD LIBOR + .310%, FRN 1.162% 9/27/35	1,029,587	1,018,951
National Collegiate Student Loan Trust, Series 2005-1, Class A4, 1 mo. USD LIBOR + .240%, FRN 0.824% 11/27/28	352,156	349,655
Navient Student Loan Trust, Series 2016-5A, Class A, 1 mo. USD LIBOR + 1.250%, FRN (a) 1.000% 6/25/65	3,306,770	3,355,254
Navient Student Loan Trust, Series 2016-1A, Class A, 1 mo. USD LIBOR + .700%, FRN (a) 1.284% 2/25/70	3,209,611	3,123,545
Navient Student Loan Trust, Series 2014-1, Class A4, 1 mo. USD LIBOR + .750%, FRN 1.506% 2/25/39	3,000,000	2,800,910
Navient Student Loan Trust, Series 2016-6A, Class A3, 1 mo. USD LIBOR + 1.300%, FRN (a) 1.820% 3/25/66	13,750,000	13,750,117
Navient Student Loan Trust, Series 2016-2, Class A3, 1 mo. USD LIBOR + 1.500%, FRN (a) 2.084% 6/25/65	2,370,000	2,436,377
Navient Student Loan Trust, Series 2015-3, Class B, 1 mo. USD LIBOR + 1.500%, FRN 2.256% 10/25/58	940,000	768,184
Nelnet Private Education Loan Trust, Series 2016-A, Class A1B (a) 3.600% 12/26/40	1,820,000	1,817,874
Nelnet Student Loan Trust, Series 2006-2, Class A6, 3 mo. USD LIBOR + .120%, FRN 1.002% 4/25/31	1,220,000	1,196,675
Nelnet Student Loan Trust, Series 2005-2, Class A5, 3 mo. USD LIBOR + .100%, FRN 1.096% 3/23/37	1,274,092	1,232,377

The accompanying notes are an integral part of the financial statements.

59

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Nelnet Student Loan Trust, Series 2006-3, Class B, 3 mo. USD LIBOR + .250%, FRN 1.106% 6/25/41	$932,250	$784,228
Nelnet Student Loan Trust, Series 2013-5A, Class A, 1 mo. USD LIBOR + .630%, FRN (a) 1.214% 1/25/37	2,402,728	2,360,694
Nelnet Student Loan Trust, Series 2005-4, Class A4A, 7 day ARS, FRN 1.535% 3/22/32	325,000	294,503
North Carolina State Education Assistance Authority, Series 2011-2, Class A3, 3 mo. USD LIBOR + .800%, FRN 1.682% 7/25/36	1,600,000	1,525,049
PHEAA Student Loan Trust, Series 2016-2A, Class A, 1 mo. USD LIBOR + .950%, FRN (a) 1.505% 11/25/65	4,120,000	4,119,476
SLC Student Loan Trust, Series 2006-A, Class B, 3 mo. USD LIBOR + .300%, FRN 1.180% 7/15/36	378,000	369,116
SLM Student Loan Trust, Series 2007-3, Class B, 3 mo. USD LIBOR + .150%, FRN 1.032% 1/25/28	2,400,000	1,740,330
SLM Student Loan Trust, Series 2005-3, Class B, 3 mo. USD LIBOR + .150%, FRN 1.032% 4/25/40	1,126,355	945,522
SLM Student Loan Trust, Series 2005-5, Class A5, 3 mo. USD LIBOR + .750%, FRN 1.632% 10/25/40	1,056,000	995,921
SLM Student Loan Trust, Series 2013-2, Class B, 1 mo. USD LIBOR + 1.500%, FRN 2.256% 6/25/43	1,420,000	1,237,526
SLM Student Loan Trust, Series 2003-5, Class A7, 28 day ARS, FRN 2.950% 6/17/30	250,000	250,000
SLM Student Loan Trust, Series 2003-2, Class A7, 28 day ARS, FRN 3.022% 9/15/28	650,000	650,000
SLM Student Loan Trust, Series 2002-7, Class A10, 28 day ARS, FRN 3.027% 3/15/28	397,000	397,000
SLM Student Loan Trust, Series 2002-7, Class A11, 28 day ARS, FRN 3.030% 3/15/28	1,518,000	1,518,000

	Principal Amount	Value
SMB Private Education Loan Trust, Series 2016-B, Class A2A (a) 2.430% 2/17/32	$1,575,000	$1,529,786
SMB Private Education Loan Trust, Series 2016-A, Class A2A (a) 2.700% 5/15/31	3,000,000	2,899,632
SoFi Professional Loan Program LLC, Series 2016-B, Class A1, 1 mo. USD LIBOR + 1.200%, FRN (a) 1.784% 6/25/33	2,522,376	2,549,836
SoFi Professional Loan Program LLC, Series 2016-D, Class A2B (a) 2.340% 4/25/33	1,300,000	1,261,605
SoFi Professional Loan Program LLC, Series 2016-A, Class A1, 1 mo. USD LIBOR + 1.750%, FRN (a) 2.342% 8/25/36	1,242,171	1,278,777
SoFi Professional Loan Program LLC, Series 2016-C, Class A2B (a) 2.360% 12/27/32	570,000	548,009
SoFi Professional Loan Program LLC, Series 2016-E, Class A2B (a) 2.490% 1/25/36	1,610,000	1,595,559
SoFi Professional Loan Program LLC, Series 2016-B, Class A2B (a) 2.740% 10/25/32	2,300,000	2,293,210
South Carolina Student Loan Corp., Series 2014-1, Class A2, 1 mo. USD LIBOR + 1.000%, FRN 1.617% 1/03/33	1,800,000	1,740,508
South Carolina Student Loan Corp., Series 2014-1, Class B, 1 mo. USD LIBOR + 1.500%, FRN 2.117% 8/01/35	1,100,000	946,333
South Texas Higher Education Authority, Inc., Series 2012-1, Class A3, 3 mo. USD LIBOR + .850%, FRN 1.726% 10/01/46	1,700,000	1,638,766

		99,961,299

WL Collateral CMO — 1.1%
Bank of America Mortgage Securities, Series 2004-G, Class 2A7, VRN 3.303% 8/25/34	61,110	60,291
Connecticut Avenue Securities, Series 2015-C03, Class 1M1, 1 mo. USD LIBOR + 1.500%, FRN 2.092% 7/25/25	702,148	702,958
Countrywide Home Loans, Inc., Series 2004-2, Class 1A1, VRN 2.935% 2/25/34	18,646	18,423

The accompanying notes are an integral part of the financial statements.

60

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Countrywide Home Loans, Inc., Series 2003-42, Class 1A1, VRN 3.294% 9/25/33	$7,603	$7,195
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes, Series 2016-HQA3, Class M1, 1 mo. USD LIBOR + .800%, FRN 1.392% 3/25/29	863,906	863,337
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes, Series 2016-HQA3, Class M2, 1 mo. USD LIBOR + 1.350%, FRN 1.942% 3/25/29	790,000	787,052
Federal National Mortgage Association Connecticut Avenue Securities, Series 2016-C06, Class 1M1, 1 mo. USD LIBOR + 1.300%, FRN 1.892% 4/25/29	2,466,436	2,478,553
Federal National Mortgage Association Connecticut Avenue Securities, Series 2016-C05, Class 2M1, 1 mo. USD LIBOR + 1.350%, FRN 1.942% 1/25/29	4,655,433	4,665,815
Federal National Mortgage Association Connecticut Avenue Securities, Series 2016-C04, Class 1M1, 1 mo. USD LIBOR + 1.450%, FRN 2.042% 1/25/29	2,479,348	2,489,208
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1, VRN 3.285% 8/25/34	11,521	11,597
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A, VRN 2.936% 8/25/34	57,223	51,770
Merrill Lynch Mortgage Investors, Inc., Series 2005-A8, Class A3A2, 1 mo. USD LIBOR + .250%, FRN 1.006% 8/25/36	3,987	3,979
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class IA, VRN 3.097% 7/25/33	4,129	4,204
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IA, VRN 3.315% 2/25/34	7,382	7,478
Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A, VRN 2.875% 2/25/34	237	248
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A, VRN 3.055% 3/25/34	39,730	40,533

	Principal Amount	Value
Structured Agency Credit Risk Debt Notes, Series 2015-DNA3, Class M1, 1 mo. USD LIBOR + 1.350%, FRN 1.942% 4/25/28	$198,541	$198,626
Structured Agency Credit Risk Debt Notes, Series 2016-DNA1, Class M1, 1 mo. USD LIBOR + 1.450%, FRN 2.034% 7/25/28	888,034	890,401
Washington Mutual Mortgage Pass-Through Certificates, Series 2004-AR2, Class A, 12 mo. MTA + 1.400%, FRN 1.967% 4/25/44	86,155	84,838

		13,366,506

WL Collateral PAC — 0.0%
Structured Asset Securities Corp., Series 2002-11A, Class 2A1, VRN 3.355% 6/25/32	23,859	23,529

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $376,133,747)		373,440,257

SOVEREIGN DEBT OBLIGATIONS — 0.9%
Colombia Government International Bond 6.125% 1/18/41	2,480,000	2,678,400
Colombia Government International Bond 7.375% 3/18/19	725,000	806,563
Mexico Government International Bond 4.750% 3/08/44	3,697,000	3,361,682
Peruvian Government International Bond 6.550% 3/14/37	405,000	508,478
Poland Government International Bond 6.375% 7/15/19	690,000	766,590
Province of Quebec Canada 7.500% 9/15/29	390,000	546,468
United Mexican States 5.125% 1/15/20	850,000	912,475
United Mexican States 6.750% 9/27/34	685,000	811,725

		10,392,381

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $10,480,707)		10,392,381

The accompanying notes are an integral part of the financial statements.

61

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 24.9%
Collateralized Mortgage Obligations — 1.6%
Federal Home Loan Mortgage Corp. Series 4303, Class AP 3.000% 8/15/43	$3,572,679	$3,628,295
Series 4290, Class CA 3.500% 12/15/38	2,186,826	2,243,554
Series 2617, Class Z 5.500% 5/15/33	1,818,289	2,024,911
Series 2693, Class Z 5.500% 10/15/33	3,209,447	3,517,130
Series 3423, Class PB 5.500% 3/15/38	703,243	776,131
Series 2178, Class PB 7.000% 8/15/29	71,126	79,848
Federal National Mortgage Association Series 2014-7, Class VA 3.500% 5/25/25	1,489,758	1,547,897
Series 2014-48, Class AB 4.000% 10/25/40	3,125,482	3,250,886
Series 2007-32, Class Z 5.500% 4/25/37	1,027,262	1,125,025
Series 2010-60, Class HJ 5.500% 5/25/40	683,177	740,909
Federal National Mortgage Association REMIC Series 2007-B2, Class ZA 5.500% 6/25/37	898,267	977,483
U.S. Department of Veteran Affairs Series 1992-1, Class 2Z 7.750% 5/15/22	67,219	73,734

		19,985,803

Pass-Through Securities — 23.3%
Federal Home Loan Mortgage Corp. Pool #G11630 3.500% 6/01/19	71,904	75,086
Pool #J13972 3.500% 1/01/26	76,395	79,919
Pool #C91344 3.500% 11/01/30	190,235	198,713
Pool #C91424 3.500% 1/01/32	129,185	134,943
Pool #Q37467 3.500% 11/01/45	6,498,440	6,685,016
Pool #Q37468 3.500% 11/01/45	4,790,516	4,932,547
Pool #Q41916 3.500% 7/01/46	2,174,563	2,245,831
Pool #Q42045 3.500% 7/01/46	942,976	973,881
Pool #Q44275 3.500% 11/01/46	1,697,496	1,753,659

	Principal Amount	Value
Pool #Q44277 3.500% 11/01/46	$499,253	$514,523
Pool #C91239 4.500% 3/01/29	10,646	11,450
Pool #C91251 4.500% 6/01/29	66,709	71,772
Pool #C03537 4.500% 8/01/40	1,410,539	1,523,272
Pool #G06057 4.500% 10/01/40	1,339,782	1,443,720
Pool #G60485 4.500% 10/01/41	1,684,837	1,815,017
Pool #G60469 4.500% 1/01/42	1,098,828	1,184,760
Pool #G60342 4.500% 5/01/42	5,517,592	5,945,637
Pool #G60172 4.500% 9/01/43	1,779,232	1,920,875
Pool #G05253 5.000% 2/01/39	333,027	365,120
Pool #C90939 5.500% 12/01/25	42,191	46,763
Pool #C91026 5.500% 4/01/27	70,871	78,551
Pool #D97258 5.500% 4/01/27	70,116	77,714
Pool #C91074 5.500% 8/01/27	6,851	7,593
Pool #D97417 5.500% 10/01/27	14,474	16,043
Pool #C91128 5.500% 12/01/27	3,537	3,921
Pool #C91148 5.500% 1/01/28	136,106	150,855
Pool #C91176 5.500% 5/01/28	49,383	54,771
Pool #C91217 5.500% 11/01/28	18,681	20,705
Pool #G11431 6.000% 2/01/18	546	550
Pool #C01079 7.500% 10/01/30	2,353	2,772
Pool #C01135 7.500% 2/01/31	7,078	8,316
Pool #554904 9.000% 3/01/17	3	3
Federal Home Loan Mortgage Corp. TBA Pool #3395 3.000% 8/01/44 (b)	7,450,000	7,401,691
Pool #4434 4.000% 1/01/43 (b)	10,950,000	11,485,951

The accompanying notes are an integral part of the financial statements.

62

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Federal National Mortgage Association Pool #725692 2.704% 10/01/33 1 year CMT + 2.144%, FRN	$193,143	$202,780
Pool #888586 2.752% 10/01/34 1 year CMT + 2.205%, FRN	164,406	172,928
Pool #775539 2.850% 5/01/34 12 mo. USD LIBOR + 1.645%, FRN	49,640	51,940
Pool #AO8180 3.000% 9/01/42	47,371	47,284
Pool #AP8668 3.000% 12/01/42	248,411	247,955
Pool #AR1975 3.000% 12/01/42	55,848	55,746
Pool #AB7397 3.000% 12/01/42	209,200	208,815
Pool #AB7401 3.000% 12/01/42	202,468	202,096
Pool #AR0306 3.000% 1/01/43	16,984	16,953
Pool #AR5391 3.000% 1/01/43	138,852	138,597
Pool #AL3215 3.000% 2/01/43	191,952	191,600
Pool #AR4109 3.000% 2/01/43	175,715	175,392
Pool #AR4432 3.000% 3/01/43	71,067	70,936
Pool #AT0169 3.000% 3/01/43	307,963	307,397
Pool #AB8809 3.000% 3/01/43	105,975	105,781
Pool #MA1368 3.000% 3/01/43	349,996	349,354
Pool #AR2174 3.000% 4/01/43	354,157	353,617
Pool #AS1304 3.500% 12/01/28	2,317,381	2,426,913
Pool #AV1897 3.500% 12/01/28	371,441	388,998
Pool #AV2325 3.500% 12/01/28	1,240,933	1,299,198
Pool #AS6187 3.500% 11/01/45	14,850,862	15,285,365
Pool #AS6306 3.500% 12/01/45	5,124,132	5,278,856
Pool #AS6475 3.500% 1/01/46	4,511,645	4,653,515
Pool #AS6476 3.500% 1/01/46	4,714,695	4,858,530

	Principal Amount	Value
Pool #AS6477 3.500% 1/01/46	$5,447,578	$5,608,664
Pool #AZ7917 4.000% 3/01/41	614,255	649,694
Pool #AL2441 4.000% 9/01/42	3,788,148	4,014,401
Pool #AL8422 4.000% 1/01/43	555,622	587,939
Pool #BC5984 4.000% 4/01/46	1,224,518	1,287,896
Pool #AA3980 4.500% 4/01/28	87,559	95,682
Pool #AB1466 4.500% 9/01/40	671,335	724,596
Pool #AH6787 4.500% 3/01/41	1,266,128	1,369,743
Pool #AL7566 4.500% 10/01/42	1,361,303	1,468,452
Pool #AL6997 4.500% 11/01/42	2,709,583	2,931,324
Pool #AD6437 5.000% 6/01/40	763,821	836,623
Pool #AD6996 5.000% 7/01/40	5,235,560	5,734,574
Pool #AL8173 5.000% 2/01/44	2,081,860	2,278,335
Pool #AD0836 5.500% 11/01/28	127,845	142,022
Pool #575667 7.000% 3/01/31	13,238	15,466
Pool #497120 7.500% 8/01/29	124	147
Pool #529453 7.500% 1/01/30	2,876	3,408
Pool #531196 7.500% 2/01/30	368	436
Pool #532418 7.500% 2/01/30	4,478	5,306
Pool #530299 7.500% 3/01/30	415	479
Pool #536386 7.500% 4/01/30	508	598
Pool #535996 7.500% 6/01/31	9,440	11,114
Pool #523499 8.000% 11/01/29	297	353
Pool #252926 8.000% 12/01/29	267	318
Pool #532819 8.000% 3/01/30	200	240
Pool #534703 8.000% 5/01/30	3,019	3,611
Pool #253437 8.000% 9/01/30	205	246

The accompanying notes are an integral part of the financial statements.

63

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #253481 8.000% 10/01/30	$131	$158
Pool #190317 8.000% 8/01/31	4,616	5,522
Pool #596656 8.000% 8/01/31	2,103	2,288
Pool #602008 8.000% 8/01/31	6,211	7,414
Pool #597220 8.000% 9/01/31	3,456	4,143
Federal National Mortgage Association TBA Pool #3348 2.500% 3/01/29 (b)	76,700,000	76,873,772
Pool #4241 3.000% 5/01/44 (b)	13,120,000	13,044,151
Pool #1963 3.500% 1/01/44 (b)	31,600,000	32,390,000
Pool #9174 4.000% 12/01/42 (b)	13,775,000	14,480,969
Pool #3534 4.500% 7/01/40 (b)	6,100,000	6,550,114
Government National Mortgage Association Pool #783896 3.500% 5/15/44	5,280,901	5,520,191
Pool #371146 7.000% 9/15/23	549	609
Pool #352022 7.000% 11/15/23	8,469	9,463
Pool #374440 7.000% 11/15/23	577	639
Pool #491089 7.000% 12/15/28	10,533	12,002
Pool #480539 7.000% 4/15/29	478	558
Pool #478658 7.000% 5/15/29	2,404	2,821
Pool #488634 7.000% 5/15/29	2,558	2,984
Pool #500928 7.000% 5/15/29	4,761	5,575
Pool #499410 7.000% 7/15/29	1,392	1,637
Pool #508655 7.000% 7/15/29	147	171
Pool #510083 7.000% 7/15/29	1,572	1,834
Pool #493723 7.000% 8/15/29	7,494	8,798
Pool #516706 7.000% 8/15/29	122	132
Pool #581417 7.000% 7/15/32	25,680	30,156

	Principal Amount	Value
Pool #203940 7.500% 4/15/17	$215	$216
Pool #193870 7.500% 5/15/17	568	572
Pool #192796 7.500% 6/15/17	100	101
Pool #226163 7.500% 7/15/17	1,180	1,192
Government National Mortgage Association II Pool #008746 2.000% 11/20/25 1 year CMT + 1.500%, FRN	5,882	6,002
Pool #080136 2.000% 11/20/27 1 year CMT + 1.500%, FRN	1,150	1,177
Pool #82462 2.000% 1/20/40 1 year CMT + 1.500%, FRN	720,453	747,887
Pool #82488 2.000% 3/20/40 1 year CMT + 1.500%, FRN	689,054	710,948
Pool #784026 3.500% 12/20/44	1,848,561	1,924,958
Government National Mortgage Association II TBA Pool #307 2.500% 6/01/45 (b)	12,000,000	11,655,000

		280,098,307

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $301,904,072)		300,084,110

U.S. TREASURY OBLIGATIONS — 4.0%
U.S. Treasury Bonds & Notes — 4.0%
U.S. Treasury Bond 2.500% 5/15/46	19,050,000	16,929,943
U.S. Treasury Bond (c) 3.500% 2/15/39	14,900,000	16,289,018
U.S. Treasury Inflation Index 0.125% 7/15/26	12,403,074	11,993,785
U.S. Treasury Note 2.000% 11/15/26	3,500,000	3,368,203

		48,580,949

TOTAL U.S. TREASURY OBLIGATIONS (Cost $51,364,859)		48,580,949

TOTAL BONDS & NOTES (Cost $1,183,569,677)		1,183,509,317

TOTAL LONG-TERM INVESTMENTS (Cost $1,185,944,677)		1,185,900,467

The accompanying notes are an integral part of the financial statements.

64

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 15.8%
Commercial Paper — 15.8%
Amphenol Corp. (a) 1.100% 1/30/17	$5,000,000	$4,995,897
Anheuser-Busch InBev Worldwide, Inc. (a) 1.019% 1/13/17	5,000,000	4,998,967
Anheuser-Busch InBev Worldwide, Inc. (a) 1.150% 4/12/17	2,800,000	2,791,468
The Bank of Nova Scotia (a) 1.255% 2/21/17	15,000,000	14,982,201
Bell Canada (a) 1.118% 2/13/17	6,000,000	5,993,250
Bell Canada (a) 1.200% 3/01/17	12,000,000	11,980,480
Bell Canada (a) 1.230% 3/07/17	2,000,000	1,996,203
CDP Financial, Inc. (a) 1.200% 3/07/17	2,700,000	2,696,282
CDP Financial, Inc. (a) 1.220% 3/13/17	5,000,000	4,991,889
CDP Financial, Inc. (a) 1.234% 2/23/17	5,000,000	4,995,012
Cox Enterprises, Inc. (a) 0.900% 1/03/17	8,200,000	8,199,301
Exelon Generation Co. LLC (a) 1.110% 1/04/17	9,300,000	9,299,004
FMC Technologies, Inc. (a) 1.218% 1/13/17	3,000,000	2,999,054
FMC Technologies, Inc. (a) 1.218% 1/18/17	5,000,000	4,997,752
Ford Motor Credit Co. (a) 1.120% 3/02/17	7,000,000	6,987,426
Hewlett Packard Enterprise Co. (a) 1.130% 1/19/17	2,000,000	1,999,448
Hyundai Capital America (a) 1.300% 3/15/17	10,000,000	9,975,417
Hyundai Capital America (a) 1.300% 3/17/17	10,000,000	9,974,397
Marriott International, Inc. (a) 1.150% 1/24/17	6,000,000	5,996,225
Marriott International, Inc. (a) 1.150% 1/30/17	1,710,000	1,708,597
Marriott International, Inc. (a) 1.168% 1/31/17	6,000,000	5,994,896
Molex Electronic Technologies (a) 1.150% 1/23/17	6,000,000	5,996,412
Molex Electronic Technologies (a) 1.150% 1/25/17	6,000,000	5,996,035
ONEOK Partners LP (a) 1.250% 1/09/17	5,000,000	4,998,899

	Principal Amount	Value
ONEOK Partners LP (a) 1.250% 1/10/17	$5,000,000	$4,998,782
ONEOK Partners LP (a) 1.250% 1/19/17	4,000,000	3,998,084
ONEOK Partners LP (a) 1.268% 1/12/17	3,000,000	2,999,127
Schlumberger Holding Corp. (a) 1.251% 3/23/17	5,000,000	4,986,397
Sempra Energy Holdings (a) 1.020% 2/07/17	5,000,000	4,994,692
Sempra Energy Holdings (a) 1.150% 2/08/17	5,000,000	4,994,539
TELUS Corp. (a) 1.200% 3/07/17	6,000,000	5,987,594
Xylem, Inc. (a) 1.066% 1/17/17	5,000,000	4,997,892
Xylem, Inc. (a) 1.100% 2/03/17	6,000,000	5,994,359

		189,495,978

TOTAL SHORT-TERM INVESTMENTS (Cost $189,458,854)		189,495,978

TOTAL INVESTMENTS — 114.4% (Cost $1,375,403,531) (d)		1,375,396,445

Other Assets/(Liabilities) — (14.4)%		(173,040,967)

NET ASSETS — 100.0%		$1,202,355,478

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ABS	Asset-Backed Security
ARS	Auction Rate Security
BAB	Build America Bonds
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Treasury Index
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
MTA	Monthly Treasury Average Index
PAC	Planned Amortization Class
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan
(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2016, these securities amounted to a value of $552,180,197 or 45.92% of net assets.
(b)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(c)	A portion of this security is pledged as collateral for open futures contracts and pledged for open swaps agreements.
(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

65

MML Managed Bond Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments (Continued)

Country weightings, as a percentage of net assets, is as follows:

United States	86.8%
Cayman Islands	5.8%
Ireland	0.9%
Mexico	0.9%
Canada	0.7%
Luxembourg	0.6%
Netherlands	0.5%
United Kingdom	0.5%
Colombia	0.4%
Austria	0.4%
Australia	0.2%
Bermuda	0.2%
Turkey	0.1%
Barbados	0.1%
France	0.1%
India	0.1%
Panama	0.1%
United States Virgin Islands	0.1%
Poland	0.1%
Spain	0.0%
Peru	0.0%

Total Long-Term Investments	98.6%
Short-Term Investments and Other Assets and Liabilities	1.4%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

66

MML U.S. Government Money Market Fund – Portfolio of Investments

December 31, 2016

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 100.1%
Discount Notes — 78.1%
Federal Farm Credit Bank 0.791% 6/29/17	$5,000,000	$4,999,993
Federal Farm Credit Bank 0.806% 3/29/17	2,000,000	2,000,129
Federal Farm Credit Discount Notes 0.365% 2/01/17	1,000,000	999,690
Federal Farm Credit Discount Notes 0.425% 1/20/17	1,000,000	999,776
Federal Farm Credit Discount Notes 0.447% 2/17/17	141,000	140,919
Federal Farm Credit Discount Notes 0.455% 1/31/17	5,000,000	4,998,104
Federal Farm Credit Discount Notes 0.480% 1/13/17	950,000	949,848
Federal Farm Credit Discount Notes 0.500% 1/13/17	1,730,000	1,729,712
Federal Farm Credit Discount Notes 0.508% 4/18/17	557,000	556,172
Federal Farm Credit Discount Notes 0.520% 2/02/17	900,000	899,584
Federal Farm Credit Discount Notes 0.528% 2/01/17	500,000	499,776
Federal Farm Credit Discount Notes 0.590% 1/13/17	115,000	114,977
Federal Farm Credit Discount Notes 0.650% 2/01/17	950,000	949,468
Federal Farm Credit Discount Notes 0.662% 8/07/17	350,000	348,622
Federal Farm Credit Discount Notes 0.724% 10/02/17	1,333,000	1,325,797
Federal Home Loan Bank 0.607% 3/16/17	5,000,000	5,000,000
Federal Home Loan Bank 0.625% 5/25/17	10,000,000	10,000,000
Federal Home Loan Bank 0.675% 9/05/17	4,255,000	4,256,756
Federal Home Loan Bank 0.684% 3/10/17	5,000,000	5,000,046
Federal Home Loan Bank 0.725% 8/23/17	7,500,000	7,500,000
Federal Home Loan Bank 0.736% 2/24/17	2,500,000	2,499,874
Federal Home Loan Bank 0.881% 8/21/17	5,000,000	5,007,888
Federal Home Loan Bank Discount Notes 0.345% 1/04/17	3,000,000	2,999,915
Federal Home Loan Bank Discount Notes 0.345% 1/13/17	500,000	499,943

	Principal Amount	Value
Federal Home Loan Bank Discount Notes 0.355% 2/10/17	$500,000	$499,806
Federal Home Loan Bank Discount Notes 0.370% 1/27/17	1,800,000	1,799,526
Federal Home Loan Bank Discount Notes 0.396% 1/06/17	5,000,000	4,999,729
Federal Home Loan Bank Discount Notes 0.406% 1/27/17	440,000	439,873
Federal Home Loan Bank Discount Notes 0.406% 2/22/17	1,265,000	1,264,269
Federal Home Loan Bank Discount Notes 0.421% 2/03/17	1,500,000	1,499,429
Federal Home Loan Bank Discount Notes 0.447% 1/27/17	350,000	349,889
Federal Home Loan Bank Discount Notes 0.452% 3/17/17	285,000	284,736
Federal Home Loan Bank Discount Notes 0.457% 2/21/17	1,750,000	1,748,884
Federal Home Loan Bank Discount Notes 0.457% 2/21/17	250,000	249,841
Federal Home Loan Bank Discount Notes 0.462% 1/27/17	2,000,000	1,999,343
Federal Home Loan Bank Discount Notes 0.467% 1/27/17	1,200,000	1,199,601
Federal Home Loan Bank Discount Notes 0.477% 2/10/17	3,800,000	3,798,016
Federal Home Loan Bank Discount Notes 0.478% 3/31/17	2,500,000	2,497,095
Federal Home Loan Bank Discount Notes 0.490% 1/25/17	1,000,000	999,673
Federal Home Loan Bank Discount Notes 0.493% 3/31/17	770,000	769,077
Federal Home Loan Bank Discount Notes 0.500% 2/24/17	100,000	99,926

The accompanying notes are an integral part of the financial statements.

67

MML U.S. Government Money Market Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Federal Home Loan Bank Discount Notes 0.500% 2/21/17	$2,000,000	$1,998,583
Federal Home Loan Bank Discount Notes 0.503% 4/28/17	5,000,000	4,991,956
Federal Home Loan Bank Discount Notes 0.507% 1/25/17	4,000,000	3,998,667
Federal Home Loan Bank Discount Notes 0.513% 2/22/17	840,000	839,387
Federal Home Loan Bank Discount Notes 0.518% 2/22/17	2,085,000	2,083,464
Federal Home Loan Bank Discount Notes 0.520% 1/31/17	150,000	149,935
Federal Home Loan Bank Discount Notes 0.528% 2/17/17	675,000	674,542
Federal Home Loan Bank Discount Notes 0.528% 2/28/17	900,000	899,246
Federal Home Loan Bank Discount Notes 0.558% 3/24/17	1,900,000	1,897,620
Federal Home Loan Bank Discount Notes 0.569% 3/08/17	756,000	755,224
Federal Home Loan Bank Discount Notes 0.579% 3/13/17	141,000	140,842
Federal Home Loan Bank Discount Notes 0.599% 4/28/17	2,350,000	2,345,494
Federal Home Loan Bank Discount Notes 0.609% 2/28/17	200,000	199,807
Federal Home Loan Bank Discount Notes 0.640% 2/10/17	2,000,000	1,998,578
Federal Home Loan Bank Discount Notes 0.713% 8/03/17	500,000	497,919
Federal Home Loan Bank Discount Notes 0.765% 9/21/17	200,000	198,904
Federal Home Loan Mortgage Corp. 0.305% 2/06/17	275,000	274,918
Federal Home Loan Mortgage Corp. 0.457% 2/07/17	5,000,000	4,997,688

	Principal Amount	Value
Federal Home Loan Mortgage Corp. 0.457% 2/21/17	$834,000	$833,468
Federal Home Loan Mortgage Corp. 0.467% 2/21/17	950,000	949,381
Federal Home Loan Mortgage Corp. 0.470% 1/05/17	2,500,000	2,499,869
Federal Home Loan Mortgage Corp. 0.488% 4/06/17	6,000,000	5,992,400
Federal Home Loan Mortgage Corp. 0.507% 1/09/17	850,000	849,906
Federal Home Loan Mortgage Corp. 0.507% 1/19/17	731,000	730,817
Federal Home Loan Mortgage Corp. 0.508% 3/21/17	170,000	169,813

		129,744,130

Repurchase Agreement — 12.0%
HSBC Securities (USA) Inc. Repurchase Agreement, dated 12/30/16, 0.450%, due 1/03/17 (a)	20,000,000	20,000,000

Time Deposit — 0.0%
Euro Time Deposit 0.010% 1/03/17	955	955

U.S. Government Obligations — 10.0%
U.S. Treasury Note 0.630% 4/30/17	7,500,000	7,500,099
U.S. Treasury Note 0.640% 1/31/17	7,450,000	7,450,152
U.S. Treasury Note 3.125% 1/31/17	1,600,000	1,603,430

		16,553,681

TOTAL SHORT-TERM INVESTMENTS (Cost $166,298,766)		166,298,766

TOTAL INVESTMENTS — 100.1% (Cost $166,298,766) (b)		166,298,766

Other Assets/(Liabilities) — (0.1)%		(162,764)

NET ASSETS — 100.0%		$166,136,002

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Maturity value of $20,001,000. Collateralized by U.S. Government Agency obligations with a rate of 3.375%, maturity date of 5/15/44, and an aggregate market value, including accrued interest, of $20,402,499.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

68

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69

MML Series Investment Fund II – Financial Statements

Statements of Assets and Liabilities

December 31, 2016

	MML Blend Fund	MML Equity Fund	MML Managed Bond Fund	MML U.S. Government Money Market Fund
Assets:
Investments, at value (Note 2) (a)	$640,305,187	$810,919,556	$1,185,900,467	$-
Repurchase agreements, at value (b)	106,536	15,995,072	-	20,000,000
Other short-term investments, at value (Note 2) (c)	27,490,092	36,240	189,495,978	146,298,766

Total investments (d)	667,901,815	826,950,868	1,375,396,445	166,298,766

Receivables from:
Investments sold	-	3,261,321	-	-
Investments sold on a when-issued basis (Note 2)	2,964,829	-	17,923,477	-
Investment adviser (Note 3)	-	-	-	12,550
Fund shares sold	36,784	33,804	187,855	67,863
Variation margin on open derivative instruments (Note 2)	65,409	-	438,188	-
Interest and dividends	1,593,060	935,748	6,835,772	54,676
Foreign taxes withheld	-	42,804	-	-

Total assets	672,561,897	831,224,545	1,400,781,737	166,433,855

Liabilities:
Payables for:
Investments purchased	387,495	1,939,702	4,624,867	-
Investments purchased on a when-issued basis (Note 2)	29,224,215	-	192,087,527	-
Fund shares repurchased	359,681	277,624	311,863	146,579
Securities on loan (Note 2)	-	18,768,071	-	-
Open swap agreements, at value (Note 2)	61,982	-	378,711	-
Trustees’ fees and expenses (Note 3)	200,194	252,070	223,702	52,433
Variation margin on open derivative instruments (Note 2)	650	-	4,025	-
Affiliates (Note 3):
Investment advisory fees	229,393	280,203	392,745	67,999
Service fees	35,518	48,813	163,776	-
Due to custodian	1,436	-	220,132	-
Accrued expense and other liabilities	71,510	72,636	18,911	30,842

Total liabilities	30,572,074	21,639,119	198,426,259	297,853

Net assets	$641,989,823	$809,585,426	$1,202,355,478	$166,136,002

Net assets consist of:
Paid-in capital	$500,126,466	$609,125,102	$1,223,615,414	$166,176,894
Undistributed (accumulated) net investment income (loss)	129,711	15,593,338	2,417,099	-
Distributions in excess of net investment income	-	-	-	(46,335)
Accumulated net realized gain (loss) on investments and foreign currency transactions	22,023,915	1,045,786	(22,926,176)	5,443
Net unrealized appreciation (depreciation) on investments and foreign currency translations	119,709,731	183,821,200	(750,859)	-

Net assets	$641,989,823	$809,585,426	$1,202,355,478	$166,136,002

(a) Cost of investments:	$520,463,745	$627,098,356	$1,185,944,677	$-
(b) Cost of repurchase agreements:	$106,536	$15,995,072	$-	$20,000,000
(c) Cost of other short-term investments:	$27,486,384	$36,240	$189,458,854	$146,298,766
(d) Securities on loan with market value of:	$-	$18,311,526	$-	$-

The accompanying notes are an integral part of the financial statements.

70

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2016

	MML Blend Fund	MML Equity Fund	MML Managed Bond Fund	MML U.S. Government Money Market Fund
Initial Class shares:
Net assets	$581,972,165	$727,540,102	$941,620,771	$166,136,002

Shares outstanding (a)	27,014,244	25,911,017	76,915,072	166,134,508

Net asset value, offering price and redemption price per share	$21.54	$28.08	$12.24	$1.00

Service Class shares:
Net assets	$60,017,658	$82,045,324	$260,734,707	$-

Shares outstanding (a)	2,791,668	2,954,614	21,338,155	-

Net asset value, offering price and redemption price per share	$21.50	$27.77	$12.22	$-

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

71

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Operations

For the Year Ended December 31, 2016

	MML Blend Fund	MML Equity Fund	MML Managed Bond Fund	MML U.S. Government Money Market Fund
Investment income (Note 2):
Dividends (a)	$9,782,321	$19,484,292	$145,305	$-
Interest	5,748,501	1,373	36,910,858	668,073
Securities lending net income	-	168,481	-	-

Total investment income	15,530,822	19,654,146	37,056,163	668,073

Expenses (Note 3):
Investment advisory fees	2,637,390	3,111,354	4,772,792	794,403
Custody fees	87,502	70,907	- *	24,350
Audit fees	35,858	35,144	37,053	30,526
Legal fees	5,319	6,428	- *	11,816
Proxy fees	986	985	- *	985
Shareholder reporting fees	55,930	68,093	- *	17,229
Trustees’ fees	34,722	42,047	52,729	9,002

	2,857,707	3,334,958	4,862,574	888,311
Service fees:
Service Class	128,396	179,475	637,351	-

Total expenses	2,986,103	3,514,433	5,499,925	888,311
Expenses waived:
Initial Class fees reimbursed by adviser	-	-	-	(220,459)

Net expenses	2,986,103	3,514,433	5,499,925	667,852

Net investment income (loss)	12,544,719	16,139,713	31,556,238	221

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	28,236,859	6,305,244	(16,085,953)	3,790
Futures contracts	(193,183)	-	1,626,297	-
Swap agreements	(4,395)	-	(32,694)	-
Foreign currency transactions	-	2,030	-	-

Net realized gain (loss)	28,039,281	6,307,274	(14,492,350)	3,790

Net change in unrealized appreciation (depreciation) on:
Investment transactions	15,748,587	68,646,016	17,069,965	-
Futures contracts	(144,472)	-	(713,269)	-
Swap agreements	1,094	-	(1,400)	-
Translation of assets and liabilities in foreign currencies	1	-	-	-

Net change in unrealized appreciation (depreciation)	15,605,210	68,646,016	16,355,296	-

Net realized gain (loss) and change in unrealized appreciation (depreciation)	43,644,491	74,953,290	1,862,946	3,790

Net increase (decrease) in net assets resulting from operations	$56,189,210	$91,093,003	$33,419,184	$4,011

(a) Net of foreign withholding tax of:	$-	$184,392	$-	$-

*	Paid by MassMutual pursuant to investment advisory agreement dated 12/15/11 for a period of at least three years. The agreement can only be amended or terminated after that period upon approval of a majority of the Independent Trustees.

The accompanying notes are an integral part of the financial statements.

72

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73

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Blend Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$12,544,719	$13,601,353
Net realized gain (loss) on investment transactions	28,039,281	60,655,773
Net change in unrealized appreciation (depreciation) on investments	15,605,210	(73,670,434)

Net increase (decrease) in net assets resulting from operations	56,189,210	586,692

Distributions to shareholders (Note 2):
From net investment income:
Initial Class	(12,269,213)	(13,201,262)
Service Class	(1,001,145)	(858,932)

Total distributions from net investment income	(13,270,358)	(14,060,194)

From net realized gains:
Initial Class	(54,825,750)	(46,953,015)
Service Class	(4,650,473)	(3,152,201)

Total distributions from net realized gains	(59,476,223)	(50,105,216)

Net fund share transactions (Note 5):
Initial Class	11,426,537	677,625
Service Class	13,484,118	11,324,049

Increase (decrease) in net assets from fund share transactions	24,910,655	12,001,674

Capital Contribution	-	-

Total increase (decrease) in net assets	8,353,284	(51,577,044)
Net assets
Beginning of year	633,636,539	685,213,583

End of year	$641,989,823	$633,636,539

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$129,711	$-

Distributions in excess of net investment income included in net assets at end of year	$-	$(130,021)

The accompanying notes are an integral part of the financial statements.

74

MML Equity Fund		MML Managed Bond Fund		MML U.S. Government Money Market Fund
Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015

$16,139,713	$13,778,670	$31,556,238	$34,097,020	$221	$-
6,307,274	48,316,548	(14,492,350)	11,968,100	3,790	2,061
68,646,016	(90,001,566)	16,355,296	(55,389,268)	-	-

91,093,003	(27,906,348)	33,419,184	(9,324,148)	4,011	2,061

(11,993,394)	(15,870,664)	(27,667,303)	(30,066,192)	(222)	(9,207)
(1,123,086)	(1,232,199)	(6,650,943)	(6,172,793)	-	-

(13,116,480)	(17,102,863)	(34,318,246)	(36,238,985)	(222)	(9,207)

(43,851,037)	(34,664,123)	(4,333,772)	(5,019,665)	-	(177)
(4,678,832)	(2,957,887)	(1,095,099)	(922,401)	-	-

(48,529,869)	(37,622,010)	(5,428,871)	(5,942,066)	-	(177)

(8,210,073)	(13,792,049)	(30,773,399)	(199,761,615)	(1,944,234)	(84,793,576)
9,935,719	18,928,564	17,106,810	37,617,830	-	-

1,725,646	5,136,515	(13,666,589)	(162,143,785)	(1,944,234)	(84,793,576)

-	-	-	-	176,276	-

31,172,300	(77,494,706)	(19,994,522)	(213,648,984)	(1,764,169)	(84,800,899)

778,413,126	855,907,832	1,222,350,000	1,435,998,984	167,900,171	252,701,070

$809,585,426	$778,413,126	$1,202,355,478	$1,222,350,000	$166,136,002	$167,900,171

$15,593,338	$13,534,450	$2,417,099	$1,745,901	$-	$-

$-	$-	$-	$-	$(46,335)	$(46,326)

75

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Blend Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/16	$22.22	$0.43	$1.48	$1.91	$(0.46)	$(2.13)	$(2.59)	$21.54	9.42%		$581,972	0.46%	2.03%
12/31/15	24.51	0.48	(0.45)	0.03	(0.50)	(1.82)	(2.32)	22.22	0.08%		586,082	0.45%	2.07%
12/31/14	22.78	0.45	2.01	2.46	(0.49)	(0.24)	(0.73)	24.51	10.99%		644,881	0.45%	1.92%
12/31/13	19.33	0.41	3.48	3.89	(0.44)	-	(0.44)	22.78	20.31%		639,537	0.46%	1.94%
12/31/12	17.52	0.39	1.82	2.21	(0.40)	-	(0.40)	19.33	12.65%		584,660	0.46%	2.09%
Service Class
12/31/16	$22.18	$0.37	$1.48	$1.85	$(0.40)	$(2.13)	$(2.53)	$21.50	9.15%		$60,018	0.71%	1.78%
12/31/15	24.48	0.42	(0.46)	(0.04)	(0.44)	(1.82)	(2.26)	22.18	(0.17%	)	47,555	0.70%	1.83%
12/31/14	22.75	0.39	2.01	2.40	(0.43)	(0.24)	(0.67)	24.48	10.71%		40,333	0.70%	1.68%
12/31/13	19.30	0.36	3.47	3.83	(0.38)	-	(0.38)	22.75	20.01%		30,932	0.71%	1.70%
12/31/12	17.50	0.35	1.80	2.15	(0.35)	-	(0.35)	19.30	12.36%		22,114	0.71%	1.85%

	Year ended December 31
	2016	2015	2014	2013	2012
Portfolio turnover rate	175%	209%	183%	235%	251%

c	Per share amount calculated on the average shares method.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

76

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Equity Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data:
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/16	$27.08	$0.58	$2.69	$3.27	$(0.49)	$(1.78)	$(2.27)	$28.08	12.59%		$727,540	0.44%	2.15%
12/31/15	30.28	0.50	(1.67)	(1.17)	(0.64)	(1.39)	(2.03)	27.08	(3.43%	)	709,315	0.43%	1.69%
12/31/14	27.55	0.61	2.57	3.18	(0.45)	-	(0.45)	30.28	11.57%		799,222	0.43%	2.12%
12/31/13	21.07	0.41	6.54	6.95	(0.47)	-	(0.47)	27.55	33.27%		787,449	0.44%	1.69%
12/31/12	18.51	0.38	2.58	2.96	(0.40)	-	(0.40)	21.07	16.05%		709,969	0.44%	1.92%
Service Class
12/31/16	$26.81	$0.50	$2.67	$3.17	$(0.43)	$(1.78)	$(2.21)	$27.77	12.31%		$82,045	0.69%	1.90%
12/31/15	30.01	0.42	(1.65)	(1.23)	(0.58)	(1.39)	(1.97)	26.81	(3.67%	)	69,098	0.68%	1.45%
12/31/14	27.34	0.52	2.56	3.08	(0.41)	-	(0.41)	30.01	11.29%		56,685	0.68%	1.82%
12/31/13	20.93	0.35	6.49	6.84	(0.43)	-	(0.43)	27.34	32.94%		41,591	0.69%	1.44%
12/31/12	18.41	0.34	2.54	2.88	(0.36)	-	(0.36)	20.93	15.76%		26,073	0.69%	1.69%

	Year ended December 31
	2016	2015	2014	2013	2012
Portfolio turnover rate	47%	39%	38%	100%	65%

c	Per share amount calculated on the average shares method.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

77

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Managed Bond Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/16	$12.31	$0.33	$0.02	$0.35	$(0.36)	$(0.06)	$(0.42)	$12.24	2.75%		$941,621	0.39%	2.61%
12/31/15	12.82	0.33	(0.43)	(0.10)	(0.36)	(0.05)	(0.41)	12.31	(0.75%	)	976,932	0.39%	2.59%
12/31/14	12.44	0.32	0.47	0.79	(0.41)	-	(0.41)	12.82	6.46%		1,218,504	0.39%	2.47%
12/31/13	13.20	0.31	(0.52)	(0.21)	(0.40)	(0.15)	(0.55)	12.44	(1.64%	)	1,123,545	0.39%	2.46%
12/31/12	12.99	0.35	0.38	0.73	(0.38)	(0.14)	(0.52)	13.20	5.77%		1,027,945	0.40%	2.66%
Service Class
12/31/16	$12.29	$0.29	$0.03	$0.32	$(0.33)	$(0.06)	$(0.39)	$12.22	2.49%		$260,735	0.64%	2.36%
12/31/15	12.80	0.30	(0.43)	(0.13)	(0.33)	(0.05)	(0.38)	12.29	(1.00%	)	245,418	0.64%	2.36%
12/31/14	12.42	0.28	0.48	0.76	(0.38)	-	(0.38)	12.80	6.19%		217,495	0.64%	2.22%
12/31/13	13.18	0.28	(0.52)	(0.24)	(0.37)	(0.15)	(0.52)	12.42	(1.88%	)	178,346	0.64%	2.21%
12/31/12	12.97	0.32	0.38	0.70	(0.35)	(0.14)	(0.49)	13.18	5.51%		149,124	0.65%	2.40%

	Year ended December 31
	2016	2015	2014	2013	2012
Portfolio turnover rate	314%	358%	368%	313%	279%

c	Per share amount calculated on the average shares method.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown

The accompanying notes are an integral part of the financial statements.

78

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML U. S. Government Money Market Fund

		Income (loss) from investment operations						Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]		Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations		From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]
Initial Class
12/31/16	$1.00	$0.00	[d]	$0.00	[d]	$0.00	[d]	$(0.00)[d]	$-	$(0.00)[d]	$1.00	0.11%		$166,136	0.54%	0.40%
12/31/15	1.00	-		0.00	[d]	0.00	[d]	(0.00)[d]	(0.00)[d]	(0.00)[d]	1.00	0.00%	[e]	167,900	0.52%	0.15%
12/31/14	1.00	-		0.00	[d]	0.00	[d]	(0.00)[d]	(0.00)[d]	(0.00)[d]	1.00	0.00%	[e]	252,701	0.51%	0.11%
12/31/13	1.00	-		0.00	[d]	0.00	[d]	(0.00)[d]	-	(0.00)[d]	1.00	0.00%	[e]	272,401	0.51%	0.14%
12/31/12	1.00	-		0.00	[d]	0.00	[d]	(0.00)[d]	(0.00)[d]	(0.00)[d]	1.00	0.00%	[e]	299,944	0.52%	0.16%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

79

Notes to Financial Statements

1.	The Funds

MML Series Investment Fund II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a no-load, open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated February 8, 2005, which was amended and restated as of February 28, 2005 and December 15, 2011, as it may be further amended from time to time. The following are four series of the Trust (each individually referred to as a “Fund” or collectively as the “Funds”):

MML Blend Fund (“Blend Fund”)

MML Equity Fund (“Equity Fund”)

MML Managed Bond Fund (“Managed Bond Fund”)

MML U.S. Government Money Market Fund (formerly known as MML Money Market Fund) (“U.S. Government Money Market Fund”)

The Trust makes shares of the Funds available for the investment of assets of various separate investment accounts established by Massachusetts Mutual Life Insurance Company (“MassMutual”) and by life insurance companies which are subsidiaries of MassMutual. Shares of the Trust are not offered to the general public. MassMutual, MML Bay State Life Insurance Company, C.M. Life Insurance Company, and the MML Allocation Funds, which are “funds of funds” series of MML Series Investment Fund, another open-end management investment company sponsored by MassMutual, are the record owners of all of the outstanding shares of the Funds.

Each share class of a Fund represents an interest in the same portfolio of assets. The principal difference among the classes is the level of shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectus.

U.S. Government Money Market Fund’s name, investment objective, and investment strategy changed on May 1, 2016 when the Fund changed from a money market fund to a government money market fund.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days.

Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price, or, in the case of futures contracts, the settlement price, for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System (“NASDAQ System”), or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities (with the exception of debt securities held by the U.S. Government Money Market Fund) are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day. The U.S. Government Money Market Fund’s debt securities are typically valued at amortized cost, but may be valued using a vendor quote

80

Notes to Financial Statements (Continued)

if the Fund’s investment adviser determines it more closely approximates current market value, in accordance with Rule 2a-7 under the 1940 Act pursuant to which the U.S. Government Money Market Fund must adhere to certain conditions. It is the intention of the U.S. Government Money Market Fund to maintain a stable net asset value per share of $1.00, although this cannot be assured.

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, established benchmark yield, and estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche, including, but not limited to, prepayment speed assumptions and attributes of the collateral. Restricted securities are generally valued at a discount to similar publicly traded securities.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined in good faith by the Funds’ Valuation Committee1 in accordance with procedures approved annually by the Board of Trustees (“Trustees”), and under the general oversight of the Trustees. The Funds’ Valuation Committee employs various methods to determine fair valuations including a regular review of significant inputs and assumptions and review of any related market activity. The Funds’ Valuation Committee reports to the Trustees at their regularly scheduled meetings. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Funds calculate their net asset values. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are

[1]	The Valuation Committee consists of the President, Treasurer, Assistant Treasurers, Vice Presidents (except for the CCO), Assistant Vice Presidents, Secretary, and Assistant Secretaries of the Trust, as well as such alternate members as the Trustees may from time to time designate. The Valuation Committee reviews and determines the fair valuation of portfolio securities and the Funds’ pricing procedures in general.

81

Notes to Financial Statements (Continued)

developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Funds can access at the measurement date

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, derivatives actively traded on a national securities exchange (such as some warrants, rights, futures, and options), and shares of open-end mutual funds.

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

The types of assets and liabilities categorized in Level 2 generally include debt securities such as U.S. Government and agency securities, mortgage-backed securities, asset-backed securities, municipal obligations, sovereign debt obligations, bank loans, corporate bonds, and those securities valued at amortized cost; OTC derivatives such as swaps, options, swaptions, and forward foreign currency exchange contracts; certain restricted securities; and non-exchange traded equity securities and certain foreign equity securities traded on particular foreign exchanges that close before the Funds determine their net asset values.

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The types of assets and liabilities categorized in Level 3 generally include securities for which prices, spreads, or any of the other aforementioned significant inputs are unobservable. Generally, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange; securities in default or bankruptcy proceedings for which there is no current market quotation; securities and certain derivatives valued by broker quotes which may include brokers’ assumptions; and any illiquid Rule 144A securities or restricted securities issued by non-public entities are categorized in Level 3.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the overall fair value measurement.

The U.S. Government Money Market Fund characterized all investments at Level 2, as of December 31, 2016. The Equity Fund characterized all long-term investments at Level 1, and all short-term investments at Level 2, as of December 31, 2016. For each Fund noted in the preceding sentences, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

82

Notes to Financial Statements (Continued)

The following is the aggregate value by input level, as of December 31, 2016, for the remaining Funds’ investments:

	Level 1	Level 2	Level 3		Total
Blend Fund
Asset Investments
Common Stock	$458,676,426	$-	$-		$458,676,426
Preferred Stock	503,400	-	-		503,400
Corporate Debt	-	67,223,531	-		67,223,531
Municipal Obligations	-	1,859,231	-		1,859,231
Non-U.S. Government Agency Obligations	-	56,969,853	-		56,969,853
Sovereign Debt Obligations	-	2,111,298	-		2,111,298
U.S. Government Agency Obligations and Instrumentalities	-	46,559,512	-		46,559,512
U.S. Treasury Obligations	-	6,382,008	-		6,382,008
Rights	-	-	19,928	*	19,928
Short-Term Investments	-	27,596,628	-		27,596,628

Total Investments	$459,179,826	$208,702,061	$19,928		$667,901,815

Liability Derivatives
Futures Contracts	$(120,490)	$-	$-		$(120,490)
Swap Agreements	-	(101,625)	-		(101,625)

Total	$(120,490)	$(101,625)	$-		$(222,115)

Managed Bond Fund
Asset Investments
Preferred Stock	$2,391,150	$-	$-		$2,391,150
Corporate Debt	-	439,033,603	-		439,033,603
Municipal Obligations	-	11,978,017	-		11,978,017
Non-U.S. Government Agency Obligations	-	373,440,257	-		373,440,257
Sovereign Debt Obligations	-	10,392,381	-		10,392,381
U.S. Government Agency Obligations and Instrumentalities	-	300,084,110	-		300,084,110
U.S. Treasury Obligations	-	48,580,949	-		48,580,949
Short-Term Investments	-	189,495,978	-		189,495,978

Total Investments	$2,391,150	$1,373,005,295	$-		$1,375,396,445

Liability Derivatives
Futures Contracts	$(639,824)	$-	$-		$(639,824)
Swap Agreements	-	(627,767)	-		(627,767)

Total	$(639,824)	$(627,767)	$-		$(1,267,591)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund(s). Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2016 is not presented.

The following table shows Fund(s) with certain assets and liabilities, which approximate fair value and would be categorized at Level 2 as of December 31, 2016.

Statements of Asset and Liabilities location:	Blend Fund	Equity Fund	Managed Bond Fund

Receivables from:
Investments sold on a when-issued basis	X		X

Payables for:
Investments purchased on a when-issued basis	X		X
Securities on loan		X
Due to custodian	X		X

83

Notes to Financial Statements (Continued)

The Fund(s) had no transfers between Level 1, Level 2, and Level 3 of the fair value hierarchy during the year ended December 31, 2016. The Fund(s) recognize transfers between the Levels as of the beginning of the year.

None of the unobservable inputs, individually or collectively, had a material impact on the Fund(s). Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2016 is not presented.

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. Gains or losses from derivatives can be substantially greater than their original cost and can sometimes be unlimited. A Fund may not be able to close out a derivative transaction at a favorable time or price. For those Funds that held derivatives during the year ended December 31, 2016, the following table shows how the Fund used these types of derivatives during the period (marked with an “A”), as well as additional uses, if any, it may have for them in the future (marked with an “M”).

Type of Derivatives and Objective for Use	Blend Fund	Managed Bond fund
Futures Contracts*
Hedging/Risk Management	A	A
Duration/Credit Quality Management	A	A
Substitution for Direct Investment	A	A
Intention to Create Investment Leverage in Portfolio	M	M

Credit Default Swaps (Protection Buyer)
Hedging/Risk Management	A	A
Duration/Credit Quality Management	A	A
Income	A	A
Substitution for Direct Investment	A	A
Intention to Create Investment Leverage in Portfolio	M	M

Credit Default Swaps (Protection Seller)
Hedging/Risk Management	A	A
Duration/Credit Quality Management	A	A
Income	A	A
Substitution for Direct Investment	A	A
Intention to Create Investment Leverage in Portfolio	M	M

Options (Purchased)
Hedging/Risk Management	A	A
Duration/Credit Quality Management	A	A
Substitution for Direct Investment	A	A
Directional Investment	A	A
Intention to Create Investment Leverage in Portfolio	M	M
*	Includes any options purchased or written on futures contracts, if applicable.

84

Notes to Financial Statements (Continued)

At December 31, 2016, and during the year then ended, the Fund(s) had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Credit Risk	Equity Risk	Interest Rate Risk	Total
Blend Fund
Liability Derivatives
Futures Contracts^^	$-	$-	$(120,490)	$(120,490)
Swap Agreements^	(61,982)	-	-	(61,982)
Swap Agreements^^,^^^	(39,643)	-	-	(39,643)

Total Value	$(101,625)	$-	$(120,490)	$(222,115)

Realized Gain (Loss)#
Purchased Options	$72,963	$-	$-	$72,963
Futures Contracts	-	(341,263)	148,080	(193,183)
Swap Agreements	(4,395)	-	-	(4,395)

Total Realized Gain (Loss)	$68,568	$(341,263)	$148,080	$(124,615)

Change in Appreciation (Depreciation)##
Purchased Options	$50,741	$-	$-	$50,741
Futures Contracts	-	-	(144,472)	(144,472)
Swap Agreements	1,094	-	-	1,094

Total Change in Appreciation (Depreciation)	$51,835	$-	$(144,472)	$(92,637)

Managed Bond Fund
Liability Derivatives
Futures Contracts^^	$-	$-	$(639,824)	$(639,824)
Swap Agreements^	(378,711)	-	-	(378,711)
Swap Agreements^^,^^^	(249,056)	-	-	(249,056)

Total Value	$(627,767)	$-	$(639,824)	$(1,267,591)

Realized Gain (Loss)#
Purchased Options	$446,330	$-	$-	$446,330
Futures Contracts	-	-	1,626,297	1,626,297
Swap Agreements	(32,694)	-	-	(32,694)

Total Realized Gain (Loss)	$413,636	$-	$1,626,297	$2,039,933

Change in Appreciation (Depreciation)##
Purchased Options	$310,362	$-	$-	$310,362
Futures Contracts	-	-	(713,269)	(713,269)
Swap Agreements	(1,400)	-	-	(1,400)

Total Change in Appreciation (Depreciation)	$308,962	$-	$(713,269)	$(404,307)

^	Statements of Assets and Liabilities location: Payables for: open swap agreements, at value.
^^	Cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps is reported in “Futures Contracts” and “Swap Agreements” below. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.
^^^	Represents centrally cleared swaps which are not subject to a master netting agreement.
#	Statements of Operations location: Amounts are included in net realized gain (loss) on: investment transactions, futures contracts, or swap agreements, as applicable.
##	Statements of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: investment transactions, futures contracts, or swap agreements, as applicable.

85

Notes to Financial Statements (Continued)

For the year ended December 31, 2016, the number of contracts, notional amounts, or shares/units for each derivative type was as follows:

	Number of Contracts, Notional Amounts, or Shares/Units†
	Futures Contracts	Purchased Options	Swap Agreements
MML Blend Fund	274	$56,650,000	$2,618,333
MML Managed Bond Fund	1,564	346,500,000	16,261,667

†	Amount(s) disclosed represent average number of contracts for futures contracts, notional amounts for purchased options and swap agreements, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the year ended December 31, 2016.

The following table presents derivative liabilities by counterparty net of amounts available for offset under a master netting agreement (“MNA”), or similar agreement, and net of the related collateral pledged by the Fund(s) as of December 31, 2016.

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Pledged**	Net Amount*
Blend Fund
Goldman Sachs International	$(61,982)	$-	$-	$(61,982)

Managed Bond Fund
Goldman Sachs International	$(378,711)	$-	$-	$(378,711)

*	Represents the net amount payable to the counterparty in the event of default.
**	The amount presented here may be less than the total amount of collateral pledged as the net amount of derivative assets and liabilities for a counterparty cannot be less than $0.
†	The amount presented here may be less than the total amount shown in the Statements of Assets and Liabilities as some derivatives held by the counterparty are not covered within the master netting agreements.

Such agreements typically permit a single net payment in the event of default, including the bankruptcy or insolvency of the counterparty. Typically, the Fund(s) and counterparties are not permitted to sell, re-pledge, or use the collateral they receive.

Further details regarding the derivatives and other investments held by the Fund(s) during the year ended December 31, 2016, are discussed below.

Futures Contracts

A Fund may seek to manage a variety of different risks, such as interest rate risk, equity price risk, and currency risk, through the use of futures contracts. A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed-income security, during a specified future period at a specified price. A Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline

86

Notes to Financial Statements (Continued)

in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When a Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

The Fund(s) listed in the following table had open futures contracts at December 31, 2016:

	Expiration Date	Number of Contracts	Notional Amount	Net Unrealized Appreciation/ (Depreciation)
Blend Fund
Futures Contracts — Long
U.S. Long Bond	03/22/17	8	$1,205,250	$(12,964)
U.S. Treasury Ultra 10 Year	03/22/17	3	402,188	(1,557)
U.S. Ultra Bond	03/22/17	35	5,608,750	(45,741)
U.S. Treasury Note 2 Year	03/31/17	26	5,633,875	(4,954)
U.S. Treasury Note 5 Year	03/31/17	151	17,767,274	(55,274)

				$(120,490)

Managed Bond Fund
Futures Contracts — Long
U.S. Long Bond	03/22/17	79	$11,901,844	$(22,070)
U.S. Treasury Ultra 10 Year	03/22/17	89	11,931,562	(58,829)
U.S. Ultra Bond	03/22/17	144	23,076,000	(129,070)
U.S. Treasury Note 2 Year	03/31/17	111	24,052,313	(18,340)
U.S. Treasury Note 5 Year	03/31/17	1,226	144,256,141	(411,515)

				$(639,824)

Swap Agreements

Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

A Fund may enter into credit default swap transactions, as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring,

87

Notes to Financial Statements (Continued)

acceleration, default, or repudiation/moratorium. When a Fund buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If the Fund does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If a Fund is a buyer and no credit event occurs, the Fund will typically recover nothing under the swap, but will have had to pay the required upfront payment or stream of continuing payments under the swap. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create a “synthetic” long position.

Whenever a Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of a credit default swap, the swap will become more or less valuable depending on the credit of the issuer of the underlying security, and, if a credit event occurs under a swap where the Fund is the seller of credit protection, the Fund could be required to purchase the security at par value, resulting in a significant loss to the Fund. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

Swaptions. A Fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. A Fund may enter into swaptions for the same purposes as swaps. For information regarding the accounting treatment of options, see “Options, Rights, and Warrants” below.

Centrally Cleared Swaps. Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally certain interest rate swaps, certain index swaps, and credit derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post amounts (“initial margin”) with the clearinghouse or at the instruction of the clearinghouse. The initial margin required by a clearinghouse may be greater than the initial margin the Fund would be required to post in an uncleared transaction. If cash is deposited as the initial margin, it is shown as collateral on a Fund’s Statement of Assets and Liabilities. Swap agreements are marked-to-market daily and subsequent payments (“variation margin”) are made or received by a Fund depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on a Fund’s Statement of Assets and Liabilities (“Variation margin on open derivative instruments”) and as a component of net change in unrealized appreciation (depreciation) on a Fund’s Statement of Operations. Only a limited number of transaction types are currently eligible for clearing.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded in the accompanying Statements of Operations as realized gains and losses, respectively.

88

Notes to Financial Statements (Continued)

The Fund(s) listed in the following table had open swap transactions at December 31, 2016. A Fund’s current exposure to a counterparty is the fair value of the transaction.

Counterparty	Currency	Notional Amount	Expiration Date	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Blend Fund*
Credit Default Swaps — Buy Protection
Centrally Cleared Swaps
	USD	2,620,000	12/20/21	(1.000%)	CDX.NA.IG.27	$(2,696)	$(36,947)	$(39,643)

Credit Default Swaps — Sell Protection†
OTC Swaps
Goldman Sachs International	USD	500,000	5/11/63	3.000%	CMBX.NA.BBB-.6†† (Rating: BBB-)	$(28,741)	$308	$(28,433)
Goldman Sachs International	USD	160,000	5/11/63	3.000%	CMBX.NA.BBB-.6†† (Rating: BBB-)	3,721	(12,819)	(9,098)
Goldman Sachs International	USD	430,000	5/11/63	3.000%	CMBX.NA.BBB-.6†† (Rating: BBB-)	12,787	(37,238)	(24,451)

						$(12,233)	$(49,749)	$(61,982)

Managed Bond Fund**
Credit Default Swaps — Buy Protection
Centrally Cleared Swaps
	USD	16,460,000	12/20/21	(1.000%)	CDX.NA.IG.27	$(16,940)	$(232,116)	$(249,056)

Credit Default Swaps — Sell Protection†
OTC Swaps
Goldman Sachs International	USD	920,000	5/11/63	3.000%	CMBX.NA.BBB-.6†† (Rating: BBB-)	$21,395	$(73,710)	$(52,315)
Goldman Sachs International	USD	2,540,000	5/11/63	3.000%	CMBX.NA.BBB-.6†† (Rating: BBB-)	75,531	(219,964)	(144,433)
Goldman Sachs International	USD	3,200,000	5/11/63	3.000%	CMBX.NA.BBB-.6†† (Rating: BBB-)	(183,935)	1,972	(181,963)

						$(87,009)	$(291,702)	$(378,711)

USD	U.S. Dollar
*	Collateral for swap agreements held by Credit Suisse International amounted to $34,600 in securities at December 31, 2016.
**	Collateral for swap agreements held by Credit Suisse International amounted to $173,000 in securities at December 31, 2016.
†	For each credit derivative with sold protection, the credit ratings of the entities referenced, as rated by any rating organization, are included in the equivalent Standard & Poor’s Ratings Group rating category. The reference entity rating represents the likelihood of a potential payment by the Fund if the referenced entity experiences a credit event as of period end. Notional amounts represent the maximum potential amount of future payments (undiscounted) the Fund could be required to make under the credit derivatives with sold protection
††	Payment is based on a percentage of the index. Reference entities are a number of individual issuers comprising the index.

Options, Rights, and Warrants

A Fund may purchase and sell put and call options on securities or an index of securities to enhance investment performance or to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.

Call Options. A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date.

Put Options. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date.

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Notes to Financial Statements (Continued)

Writing put and call options. A Fund may write call options on a security it owns, in a “directional” strategy hoping to realize a greater current return through the receipt of premiums. In return for the option premium, the Fund takes the risk that it will have to forego any increase in the value of the security over the strike price. When a Fund has written a call option on a security it does not own, its exposure on such an option is theoretically unlimited. A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a call option on a security it owns, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a call option on a security a Fund owns may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a call option on a security a Fund owns is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. A Fund may not be able to close out a call option that it has previously written. A Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option. A Fund may not be able to close out a put option that it has previously written.

When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

Purchasing put and call options. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

OTC Options. OTC options purchased or sold by a Fund are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. OTC options are valued using prices supplied by a primary pricing source, selected pursuant to procedures approved by the Trustees.

Rights and Warrants. A Fund may purchase or hold warrants or rights in order to gain exposure to the underlying security without owning the security, including, for example, cases where the Fund hopes to lock in the price today of a security it may wish to purchase in the future. Warrants generally give the holder the right, but not the obligation, to buy a security at a stated price. In order for a warrant to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to

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Notes to Financial Statements (Continued)

cover any premium and transaction costs. Rights may similarly confer on the holder the right to purchase or acquire securities, including through participation in a so-called rights offering. Bonds may be issued with warrants or other rights attached to purchase or acquire equity or other debt securities, typically of the bond issuer. The market prices of bonds with warrants or rights attached to purchase equity securities or bonds may, to some degree, reflect changes in the values of the underlying securities.

When a Fund purchases or otherwise acquires warrants or other rights, it runs the risk that it will lose its entire investment in the warrants or rights, unless the Fund exercises the warrant or right, acquires the underlying securities, or enters into a closing transaction before expiration. If the price of the underlying security does not rise to an extent sufficient to cover any premium and transaction costs, the Fund will lose part or all of its investment. Any premiums or purchase price paid for warrants or other rights that expire are treated as realized losses. Warrants and similar rights differ from options in that they are typically written by the issuer of the security underlying the warrant or right. Although some warrants and rights may be non-transferable, others may be traded over-the-counter or on an exchange.

Inflation-Indexed Bonds

The Funds may invest in inflation-indexed bonds, which are fixed income securities whose principal value or coupon is periodically adjusted according to the rate of inflation, as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”) (for U.S. Treasury inflation-indexed bonds) or, generally, by a comparable inflation index calculated by the foreign government issuing the inflation-indexed bonds.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. Any adjustments to the principal amount of an inflation-indexed bond due to inflation will be reflected as increases or decreases to interest income. Such adjustments may have a significant impact on the Fund’s distributions.

The value of inflation-indexed bonds is generally based on changes in real interest rates, which in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation, or that the rate of inflation in a foreign country will correlate to the rate of inflation in the United States. Additionally, if interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker-dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. A Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement in a segregated account. Repurchase agreements must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral. Collateral for certain tri-party repurchase agreements is held at the Fund’s custodian or sub-custodian in a segregated account for the benefit of the Fund and the counterparty.

When-Issued, Delayed-Delivery, Forward Commitment, and To-Be-Announced Transactions

A Fund may enter into when-issued, delayed-delivery, forward commitment, or to-be-announced (“TBA”) transactions (collectively, the “Forward Transactions”) in order to lock in the purchase price of the underlying security, or in order to adjust the

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Notes to Financial Statements (Continued)

interest rate exposure of the Fund’s existing portfolio. In Forward Transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although a Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. As a result, each of these types of transactions may create investment leverage in a Fund’s portfolio and increase the volatility of the Fund. If a Fund’s counterparty fails to deliver a security purchased in a Forward Transaction, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a Forward Transaction is closed, the Funds record a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

Dollar Roll Transactions

A Fund may enter into dollar roll transactions, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. A Fund may invest in dollar rolls in order to benefit from anticipated changes in pricing for the mortgage-backed securities during the term of the transaction, or for the purpose of creating investment leverage. In a dollar roll, the securities that are to be purchased will be of the same type as the securities sold, but will be supported by different pools of mortgages.

Dollar rolls involve the risk that the Fund’s counterparty will be unable to deliver the mortgage-backed securities underlying the dollar roll at the fixed time. If the counterparty files for bankruptcy or becomes insolvent, a Fund’s use of the transaction proceeds may be restricted pending a determination by the counterparty or its representative, whether to enforce the Fund’s obligation to repurchase the securities. A Fund can incur a loss on a dollar roll transaction (either because its counterparty fails to perform or because the value of the mortgages subject to the transaction declines) and on the investments made by the Fund with the proceeds of the dollar roll transaction.

A Fund accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss). If certain criteria are met, these dollar roll transactions may be considered financing transactions, whereby the difference in the sales price and the future purchase price is recorded as an adjustment to interest income. Dollar roll transactions generally have the effect of creating leverage in a Fund’s portfolio.

Securities Lending

The Blend Fund, Equity Fund, and Managed Bond Fund may lend their securities; however, lending cannot exceed 10% of the total assets of the Managed Bond Fund taken at current value, and 33% of the total assets of the Blend Fund and Equity Fund, respectively, taken at current value. The Funds’ securities lending activities are governed by a Securities Lending Agency Agreement (“Lending Agreement”) between each Fund and the lending agent (“agent”). The Lending Agreement authorizes the agent to lend qualifying U.S. and foreign securities held by a Fund to approved borrowers (each a “Borrower”).

Each Fund expects that in connection with any securities on loan, the loan will be secured continuously by collateral consisting of cash or securities adjusted daily to have market value at least equal to the current market value of the securities loaned. The market value of the loaned securities is determined at the close of business of a Fund and any additional collateral is delivered to the Fund the next business day. The Funds bear the risk of loss with respect to the investment of cash collateral. As with other extensions of credit, the Funds may bear the risk of delay in recovery of the loaned securities or even loss of rights in the collateral should the Borrower of the securities fail financially. Pursuant to the Lending Agreement, the agent has provided indemnification to the Funds in the event of default by a borrower with respect to a loan. The Funds receive compensation for lending their securities in the form

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Notes to Financial Statements (Continued)

of a securities loan fee paid by the Borrower, as well as a share of the income earned on investment of the cash collateral received for the loaned securities. At December 31, 2016, the Funds’ collateral was equal to or greater than 100% of the market value of securities on loan.

Security loans can be terminated at the discretion of either the lending agent or the Fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. For all Funds, all securities on loan are classified as common stock in the Fund’s Portfolio of Investments at December 31, 2016.

The Funds employ the agent to implement their securities lending program and the agent receives a fee from the Funds for its services. In addition, the Funds may be required to pay a rebate to the Borrower. Accordingly, a Fund’s compensation for lending its securities is reduced by any such fees or rebate paid to the securities lending agent or Borrower, respectively. For the year ended December 31, 2016, the Fund(s) earned securities lending net income as follows:

	Securities Lending Gross Income	Securities Lending Fees and Expenses	Securities Lending Net Income
Equity Fund	$210,945	$42,464	$168,481

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds determine the classification of distributions received as return of capital distributions or capital gain distributions.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Funds and the amount actually received.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated daily to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Expenses of a Fund not directly attributable to the operations of any specific class of shares of the Fund are prorated among classes to which the expense relates based on relative net assets.

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Notes to Financial Statements (Continued)

Foreign Securities

The Funds may invest in foreign securities. Foreign securities, including American Depositary Receipts, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended, applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and paid quarterly for the Blend Fund and Managed Bond Fund and annually for the Equity Fund and at other times as may be required to satisfy tax or regulatory requirements. Dividends from net investment income are declared daily and paid monthly for the U.S. Government Money Market Fund. Distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3.	Advisory Fees and Other Transactions

Investment Advisory Fees and Investment Subadvisers

MML Investment Advisers, LLC (“MML Advisers”), a wholly-owned subsidiary of MassMutual, serves as investment adviser to each Fund. Under investment advisory agreements between MML Advisers and the Trust on behalf of each Fund, MML Advisers is responsible for providing investment management services for each Fund. In return for these services, MML Advisers receives advisory fees, based upon each Fund’s average daily net assets, at the following annual rates:

0.50% on the first $100 million;
0.45% on the next $200 million;
0.40% on the next $200 million; and
0.35% on any excess over $500 million

MML Advisers has entered into investment subadvisory agreements with Barings LLC (“Barings”), a wholly-owned subsidiary of MM Asset Management Holding LLC, itself a wholly-owned subsidiary of MassMutual Holding LLC, a controlled subsidiary of MassMutual, on behalf of certain Funds. These agreements provide that Barings manage the investment and reinvestment of assets of these Funds. Barings receives a subadvisory fee from MML Advisers, based upon each Fund’s average daily net assets at the following annual rates:

Blend Fund	0.13% (Equity Segment) 0.09% (Money Market and Bond Segments)
Managed Bond Fund	0.10%
U.S. Government Money Market Fund	0.05%

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Notes to Financial Statements (Continued)

In addition, prior to December 30, 2016, Barings Real Estate Advisers LLC (“Barings Real Estate”) served as sub-subadviser for the High Yield Fund, Inflation-Protected and Income Fund, and Short-Duration Bond Fund and was primarily responsible for managing each Fund’s commercial mortgage-backed securities. Barings Real Estate was a wholly-owned subsidiary of Barings. The appointment of Barings Real Estate as a sub-subadviser to each Fund did not relieve Barings of any obligation or liability to any of the Funds that it would otherwise have had pursuant to investment subadvisory agreements between MML Advisers and Barings with respect to each Fund, and any and all acts and omissions of Barings Real Estate in respect to any Fund were considered the acts and omissions of Barings. Effective December 30, 2016, Barings Real Estate merged with and into Barings and, as a result, no longer serves as a sub-subadviser to any of the Funds.

MML Advisers has entered into an investment subadvisory agreement with OppenheimerFunds, Inc. (“OFI”), a wholly-owned subsidiary of Oppenheimer Acquisition Corp., itself an indirect majority-owned subsidiary of MassMutual Holding LLC, pursuant to which OFI serves as one of the subadvisers to the Equity Fund. This agreement provides that OFI manage the investment and reinvestment of a portion of the assets of the Fund. OFI receives a subadvisory fee from MML Advisers, based upon the average daily net assets of the portion of the Fund that OFI manages, at the following annual rate:

Equity Fund	0.23%

MML Advisers has entered into an investment subadvisory agreement with the unaffiliated investment subadviser, Loomis, Sayles & Company, L.P. (“Loomis Sayles”), pursuant to which Loomis Sayles serves as one of the subadvisers to the Equity Fund. This agreement provides that Loomis Sayles manage the investment and reinvestment of a portion of the assets of the Fund. Loomis Sayles receives a subadvisory fee from MassMutual based upon the average daily net assets of the portion of the Fund that Loomis Sayles manages.

The Funds’ subadvisory fees are paid by MML Advisers out of the advisory fees previously disclosed above.

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to the Funds. Pursuant to a Distribution and Services Plan adopted by the Funds pursuant to Rule 12b-1 under the 1940 Act, Service Class shares of the Funds pay an annual fee of 0.25% of the average daily net asset value of Service Class shares. This fee, or a portion thereof, is paid to: (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Service Class shares, if available, of each Fund; and/or (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Service Class shareholders. The Distributor is a wholly-owned subsidiary of MassMutual.

Expense Caps and Waivers

For the U.S. Government Money Market Fund, MML Advisers has agreed to voluntarily waive some or all of its advisory fees and, if necessary, reimburse some or all of the Fund’s other expenses, in an attempt to allow the Initial Class shares of the Fund to maintain a 1-day yield of at least approximately 0.00%. MML Advisers may amend or discontinue this waiver at any time without advance notice.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Statements of Operations.

Deferred Compensation

Trustees of the Funds who are not officers or employees of MassMutual may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

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Notes to Financial Statements (Continued)

Other

Certain officers and trustees of the Funds may also be employees of MassMutual. The compensation of a trustee who is not an employee of MassMutual is borne by the Funds.

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended December 31, 2016, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
Blend Fund	$537,490,091	$557,235,093	$538,790,745	$584,951,701
Equity Fund	-	353,625,307	-	402,785,533
Managed Bond Fund	3,360,491,092	475,506,823	3,334,825,752	517,838,472

5.	Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015

	Shares	Amount	Shares	Amount
Blend Fund Initial Class
Sold	678,616	$14,246,804	558,566	$12,967,545
Issued as reinvestment of dividends	3,286,450	67,094,963	2,657,363	60,154,277
Redeemed	(3,323,286)	(69,915,230)	(3,149,277)	(72,444,197)

Net increase (decrease)	641,780	$11,426,537	66,652	$677,625

Blend Fund Service Class
Sold	570,292	$12,018,067	498,005	$11,397,767
Issued as reinvestment of dividends	277,336	5,651,618	177,510	4,011,133
Redeemed	(199,529)	(4,185,567)	(179,731)	(4,084,851)

Net increase (decrease)	648,099	$13,484,118	495,784	$11,324,049

Equity Fund Initial Class
Sold	679,955	$18,346,000	1,164,275	$33,102,215
Issued as reinvestment of dividends	2,111,189	55,844,431	1,986,810	50,534,787
Redeemed	(3,072,954)	(82,400,504)	(3,354,740)	(97,429,051)

Net increase (decrease)	(281,810)	$(8,210,073)	(203,655)	$(13,792,049)

Equity Fund Service Class
Sold	374,309	$9,937,363	611,431	$17,362,110
Issued as reinvestment of dividends	221,602	5,801,918	166,229	4,190,086
Redeemed	(218,237)	(5,803,562)	(89,521)	(2,623,632)

Net increase (decrease)	377,674	$9,935,719	688,139	$18,928,564

Managed Bond Fund Initial Class
Sold	9,441,992	$118,221,404	10,863,933	$138,277,347
Issued as reinvestment of dividends	2,566,362	32,001,075	2,774,468	35,085,857
Redeemed	(14,434,430)	(180,995,878)	(29,355,584)	(373,124,819)

Net increase (decrease)	(2,426,076)	$(30,773,399)	(15,717,183)	$(199,761,615)

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Notes to Financial Statements (Continued)

	Year Ended December 31, 2016		Year Ended December 31, 2015

	Shares	Amount	Shares	Amount
Managed Bond Fund Service Class
Sold	2,445,350	$30,561,975	3,475,099	$43,993,043
Issued as reinvestment of dividends	622,475	7,746,042	563,251	7,095,194
Redeemed	(1,697,341)	(21,201,207)	(1,067,298)	(13,470,407)

Net increase (decrease)	1,370,484	$17,106,810	2,971,052	$37,617,830

U.S. Government Money Market Fund Initial Class
Sold	76,950,748	$76,922,227	51,118,737	$51,065,731
Issued as reinvestment of dividends	222	222	9,394	9,384
Redeemed	(78,896,714)	(78,866,683)	(136,009,378)	(135,868,691)

Net increase (decrease)	(1,945,744)	$(1,944,234)	(84,881,247)	$(84,793,576)

6.	Federal Income Tax Information

At December 31, 2016, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Fund(s), as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Blend Fund	$552,539,090	$123,707,125	$(8,344,400)	$115,362,725
Equity Fund	646,198,525	196,891,794	(16,139,451)	180,752,343
Managed Bond Fund	1,379,502,687	18,073,572	(22,179,814)	(4,106,242)

Note: The aggregate cost for investments for the U.S. Government Money Market Fund at December 31, 2016, is the same for financial reporting and federal income tax purposes.

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

At December 31, 2016, for federal income tax purposes, there were no unused capital losses.

At December 31, 2016, the following Fund(s) had post-enactment accumulated capital loss carryforwards:

	Short Term Capital Loss Carryforward	Long term Capital Loss Carryforward
Managed Bond Fund	$4,489,399	$14,977,443

Net capital loss carryforwards for the Fund(s) shown in the above table are from post-enactment years and are, therefore, not subject to the eight-year carryforward period and possible expiration.

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Notes to Financial Statements (Continued)

Generally accepted accounting principles in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2016, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Blend Fund	$13,270,358	$59,476,223	$-
Equity Fund	13,116,480	48,529,869	-
Managed Bond Fund	36,359,150	3,387,967	-
Money Market Fund	222	-	-

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2015, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Blend Fund	$33,620,457	$30,544,953	$-
Equity Fund	17,102,863	37,622,010	-
Managed Bond Fund	42,181,051	-	-
U.S. Government Money Market Fund	9,384	-	-

Capital accounts within the financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At December 31, 2016, temporary book and tax accounting differences were primarily attributable to investments in futures contracts, swap agreements, premium amortization accruals, non-taxable dividends basis adjustments, the deferral of wash sale losses, and deferred Trustee compensation.

At December 31, 2016, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Blend Fund	$5,084,563	$21,615,222	$(199,154)	$115,362,726
Equity Fund	15,841,122	4,114,643	(247,784)	180,752,343
Managed Bond Fund	2,545,195	(19,466,842)	(232,047)	(4,106,242)
Money Market Fund	10,617	-	(51,509)	-

98

Notes to Financial Statements (Continued)

During the year ended December 31, 2016, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
Blend Fund	$667,194	$(1,652,565)	$985,371
Equity Fund	2,224,800	(1,260,455)	(964,345)
Managed Bond Fund	41	(3,433,247)	3,433,206
Money Market Fund	8	-	(8)

The Funds did not have any unrecognized tax benefits at December 31, 2016, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended December 31, 2016, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

7.	Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

8.	Legal Proceedings

On December 7, 2010, the Trust was named as a defendant and putative member of the proposed defendant class of shareholders named in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Official Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The proceeding relates to a leveraged buyout (“LBO”) transaction by which Tribune Company converted to a privately-held company in 2007, and the putative defendant class is comprised of beneficial owners of shares of Tribune Company who received proceeds (the “Proceeds”) of the LBO. The Official Committee seeks to recover payments of those Proceeds.

The potential amount sought to be recovered from the Blend Fund plus interest and the Official Committee’s court costs, is approximately $207,400.

In addition, on June 2, 2011, the Blend Fund was named as a defendant in a closely related, parallel adversary proceeding brought in connection with the Tribune Company’s LBO by Deutsche Bank Trust Company Americas, in its capacity as successor indenture trustee for a certain series of Senior Notes, Law Debenture Trust Company of New York, in its capacity as successor indenture trustee for a certain series of Senior Notes, and Wilmington Trust Company, in its capacity as successor indenture trustee for the PHONES Notes (together, the “Plaintiffs”), in the United States District Court for the District of Massachusetts. The Plaintiffs also seek to recover payments of the Proceeds.

The Fund cannot predict the outcome of these proceedings. Accordingly, the Fund has not accrued any amounts related to these proceedings. If the proceedings were to be decided in a manner adverse to the Fund, or if the Fund was to enter into a settlement agreement with the Official Committee or the Plaintiffs, as applicable, the payment of such judgment or settlement could potentially have a material adverse effect on the Fund’s net asset value depending on the net assets of the Fund at the time of such judgment or settlement.

99

Notes to Financial Statements (Continued)

9.	Subsequent Events

In preparation of these financial statements, management has evaluated the events and transactions subsequent to December 31, 2016, through the date when the financial statements were issued, and determined that there are no subsequent events or transactions that would require adjustments to or disclosures in the Funds’ financial statements other than those disclosed below.

Elaine A. Sarsynski resigned as a Trustee of the Trust effective as of February 1, 2017.

100

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MML Series Investment Fund II and Shareholders of MML Blend Fund, MML Equity Fund, MML Managed Bond Fund, and MML U.S. Government Money Market Fund (formerly known as MML Money Market Fund) (collectively, the “Funds”):

We have audited the accompanying statements of assets and liabilities of the Funds, including the portfolios of investments, as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 21, 2017

101

Trustees and Officers (Unaudited)

The following table lists the Trust’s Trustees and Officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statements of Additional Information include additional information about the Trust’s Trustees and are available, without charge, upon request by calling 1-888-309-3539 or by writing MML Series Investment Fund II, c/o Massachusetts Mutual Life Insurance Company, 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981, Attention: MassMutual U.S. Product and Marketing.

Disinterested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Allan W. Blair Age: 68	Trustee	Since 2012	Retired; President and Chief Executive Officer (1996-2014), Economic Development Council of Western Massachusetts (non-profit development company); President and Chief Executive Officer (1984-2014), Westover Metropolitan Development Corporation (quasi-public development company).	94	Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Nabil N. El-Hage Age: 58	Trustee Chairman	Since 2005 (2006-2012)	Founder and sole member of PR Academy of Executive Education, LLC (since 2016); Chairman (2011-2016), Academy of Executive Education, LLC (predecessor to PR Academy of Executive Education, LLC).	94	Director (2011-2015), Argo Group International Holdings, Ltd. (underwriter of specialty insurance and reinsurance products); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company).

Maria D. Furman Age: 62	Trustee	Since 2005	Retired.	94	Trustee (since 2011), GMO Series Trust (open-end investment company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

R. Alan Hunter, Jr. Age: 70	Chairperson Trustee	Since 2016 Since 2012	Retired.	94	Director (since 2007), Actuant Corporation (diversified industrial company); Chairperson (since 2016), Trustee (since 2003), MassMutual Select Funds (open-end investment company); Chairperson (since 2016), Trustee (since 2003), MML Series Investment Fund (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

102

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
C. Ann Merrifield Age: 65	Trustee	Since 2005	Retired; President and Chief Executive Officer (2012-2014), PathoGenetix (genomics company).	94	Director (since 2015), Juniper Pharmaceuticals Inc. (specialty pharmaceutical company); Director (since 2014), Flexion Therapeutics (specialty pharmaceutical company); Director (since 2014), InVivo Therapeutics (research and clinical-stage biomaterials and biotechnology company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

Susan B. Sweeney Age: 64	Trustee	Since 2012	Retired; Senior Vice President and Chief Investment Officer (2010-2014), Selective Insurance Group (property and casualty company.	96^	Trustee (since 2012), Barings Corporate Investors (closed-end investment company); Trustee (since 2012), Barings Participation Investors (closed-end investment company); Trustee (since 2009), MassMutual Select Funds (open-end investment company); Trustee (since 2009), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Interested Trustee

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Robert E. Joyal^^ Age: 71	Trustee	Since 2012	Retired.	96^	Director (since 2013), Leucadia National Corporation (holding company); Director (since 2012), Ormat Technologies, Inc. (provider of alternative and renewable energy technology); Director (2006-2014), Jefferies Group LLC (investment bank); Trustee (since 2003), Barings Corporate Investors (closed-end investment company); Trustee (since 2003), Barings Participation Investors (closed-end investment company); Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

103

Trustees and Officers (Unaudited) (Continued)

Principal Officers who are Not Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Michael C. Eldredge Age: 52	Vice President	Since 2009	Head of Asset Allocation Funds (since 2016), portfolio manager (2014-2016), Head of Investments (2014-2016), MML Advisers; Vice President (since 2008), MassMutual; Vice President (since 2009), MassMutual Select Funds (open-end investment company); Vice President (since 2009), MML Series Investment Fund (open-end investment company); Vice President (since 2009), MassMutual Premier Funds (open-end investment company).	94

Andrew M. Goldberg Age: 50	Vice President, Secretary, and Chief Legal Officer Assistant Clerk	Since 2008 (2005- 2008)	Assistant Vice President and Counsel (since 2004), MassMutual; Secretary (since 2015), Assistant Secretary (2013-2015), MML Advisers; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MassMutual Select Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Secretary, (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company).	94

Brian K. Haendiges Age: 56	President Vice President	Since 2016 (2014- 2016)	Vice President (since 2014) MML Advisers; Senior Vice President (since 2014), Vice President (2010-2014), MassMutual; Vice President (since 2014), MassMutual Select Funds (open-end investment company); President (since 2016), Vice President (2014-2016), MML Series Investment Fund (open-end investment company); Vice President (since 2014), MassMutual Premier Funds (open-end investment company).	94

Renee Hitchcock Age: 46	Chief Financial Officer and Treasurer Assistant Treasurer	Since 2016 2007- 2016	Assistant Vice President (since 2015), Director (2007-2015), MassMutual; Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Premier Funds (open-end investment company).	94

Douglas Steele Age: 41	Vice President	Since 2016	Head of Investment Due Diligence (since 2016), MML Advisers; Assistant Vice President (since 2013), Investment Director (2005-2013), MassMutual; Vice President (since 2016), MassMutual Select Funds (open-end investment company); Vice President (since 2016), MML Series Investment Fund (open-end investment company); Vice President (since 2016), MassMutual Premier Funds (open-end investment company).	94

Philip S. Wellman Age: 52	Vice President and Chief Compliance Officer	Since 2007	Vice President and Chief Compliance Officer (since 2013), MML Advisers; Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (since 2014), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds and Investment Advisory) (2008-2014), MassMutual; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company).	94

104

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Eric H. Wietsma Age: 50	Vice President	Since 2006	Director and President (since 2013), MML Advisers; Senior Vice President (since 2010), MassMutual; President (since 2008), Vice President (2006-2008), MassMutual Select Funds (open-end investment company); Vice President (since 2006), MML Series Investment Fund (open-end investment company); President (since 2008), Vice President (2006-2008), MassMutual Premier Funds (open-end investment company).	94

Tina Wilson Age: 46	Vice President	Since 2016	Vice President and Head of Investments (since 2016), MML Advisers; Senior Vice President (since 2014), Vice President (2009-2014), MassMutual; Vice President (since 2016), MassMutual Select Funds (open-end investment company); Vice President (since 2016), MML Series Investment Fund (open-end investment company); Vice President (since 2016), MassMutual Premier Funds (open-end investment company).	94

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 100 Bright Meadow Blvd., Enfield, CT 06082-1981.

**	Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-two years.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified. The Chairperson shall hold office at the pleasure of the Trustees.

^	Barings Participation Investors and Barings Corporate Investors are deemed to be a part of the Fund Complex, because they are managed by Barings LLC (formerly known as Babson Capital Management LLC), an affiliate of MML Advisers.

^^	Mr. Joyal is an “Interested Person,” as that term is defined in the 1940 Act, through his position as a director of Leucadia National Corporation, which controls Jefferies Group LLC, a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MML Advisers or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MML Advisers has brokerage placement discretion.

#	The President, Treasurer, and Secretary and such other officers as the Trustees may in their discretion from time to time elect are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each officer shall hold office at the pleasure of the Trustees.

105

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)’ year ended December 31, 2016, qualified for the dividends received deduction, as follows:

Dividends Received Deductions
Blend Fund	50.08%
Equity Fund	98.95%
Managed Bond Fund	0.45%

106

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser and subadvisers use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission’s (“SEC”) EDGAR database on its website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s EDGAR database on its website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

107

Other Information (Unaudited) (Continued)

Fund Expenses December 31, 2016

Expense Examples:

The following information is in regards to expenses for the six months ended December 31, 2016:

As a shareholder of the Funds, you incur ongoing costs, including advisory fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended December 31, 2016.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Blend Fund
Initial Class	$1,000	0.45%	$1,064.00	$2.33	$1,022.90	$2.29
Service Class	1,000	0.71%	1,062.60	3.68	1,021.60	3.61
Equity Fund
Initial Class	1,000	0.44%	1,109.10	2.33	1,022.90	2.24
Service Class	1,000	0.69%	1,107.70	3.66	1,021.70	3.51
Managed Bond Fund
Initial Class	1,000	0.39%	980.90	1.94	1,023.20	1.98
Service Class	1,000	0.64%	979.70	3.18	1,021.90	3.25
U.S. Government Money Market Fund
Initial Class	1,000	0.43%	1,000.00	2.16	1,023.00	2.19

*	Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2016, multiplied by the average account value over the period, multiplied by 184 days in the period, divided by 366 days in the year, unless stated otherwise. The annualized expense ratio does not reflect expenses deducted under the variable life insurance or variable annuity contract through which the Funds are invested in. Inclusion of these expenses would increase the annualized expense ratios shown.

108

Underwriter: MML Distributors, LLC 100 Bright Meadow Blvd. Enfield, CT 06082-1981

© 2017 Massachusetts Mutual Life Insurance Company, Springfield, MA 01111-0001. All rights reserved. www.massmutual.com. MassMutual Financial Group is a marketing name for Massachusetts Mutual Life Insurance Company (MassMutual) and its affiliated companies and sales representatives. Investment Adviser: MML Investment Advisers, LLC	RS-41646-01

MML Series Investment Fund II
Annual Report

MML Asset Momentum Fund

MML Dynamic Bond Fund

MML Equity Rotation Fund

MML High Yield Fund

MML Inflation-Protected and Income Fund

MML Short-Duration Bond Fund

MML Small Cap Equity Fund

MML Special Situations Fund

MML Strategic Emerging Markets Fund

This annual report pertains to certain funds offered through the Series. Your variable product prospectus will list which of these funds are available through your variable product.

December 31, 2016

MassMutual
FINANCIAL GROUP®

We'll help you get there.®

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MML Series Investment Fund II. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

MML Series Investment Fund II – President’s Letter to Shareholders (Unaudited)

To Our Shareholders

Brian Haendiges

“MassMutual believes that changing market conditions are a way of life for retirement investors – but these same conditions have the potential to reward patient investors who maintain a long-term perspective, instead of reacting to short-term market movements.”

January 1, 2017

Continued strength in U.S. markets in a challenging market environment

I am pleased to present you with the MML Series Investment Fund II Annual Report, covering the year ended December 31, 2016 (the “fiscal year”). Domestic stocks outperformed most international equities during the fiscal year, as a strong market environment in the U.S. accelerated. Much of the strength occurred late in the reporting period, due to the surprising Republican victory in the race for the White House – as investors were buoyed by President-elect Trump’s promises for tax abatements and infrastructure spending. Economic difficulties elsewhere in the world – such as the challenging interest rate environment in Japan, uncertainty in Europe and the United Kingdom’s surprising Brexit vote that ratified an eventual exit from the European Union – had virtually no impact on U.S. stock indexes. Nevertheless, during the reporting period, recurring market volatility served as a general reminder for investors that market conditions are cyclical and can change anytime.

In MassMutual’s view, the ongoing uncertainties in markets today highlight the importance of taking a long-term perspective and not reacting to current events or short-term market changes. We also believe retirement investors who follow certain investment guidelines, such as the ones below, may increase their chances of reaching their retirement income goals.

Suggestions for retirement investors under any market conditions

Contribute as much as you can

While it is impossible to control your investments’ performance, you can control how often and how much you save. Contributing to your retirement account on a regular basis and increasing your contribution level as often as you are able, may be one way to help you realize your long-term investment objectives.*

Continue to invest

Some of the most sophisticated investors believe that individuals who can withstand a market downturn have the potential to be rewarded by accumulating larger positions at more favorable prices (relative to those who do not continue investing during a down market). That’s why most financial professionals believe it’s important to stay in the market, regardless of short-term results.

Time may be on your side

For most people, investing for retirement occurs over many decades. While retirement investors often know that the financial markets will be volatile from time to time, seasoned investors tend to understand the wisdom of taking a long-term approach. They know that this can help them navigate the market’s downturns, leverage its upturns, and successfully grow their account balances.

Monitor your asset allocation and diversify

Stocks, bonds, and short-term/money market investments are investment types that typically behave differently depending upon the economic and market environment. Each of these categories contains an even greater array of sub-categories, such as small-cap stocks, international stocks, and high-yield

*	Systematic investing and asset allocation do not ensure a profit or protect against loss in a declining market. Systematic investing involves continuous investment in securities regardless of fluctuating price levels. Investors should consider their ability to continue investing through periods of low price levels.

(Continued)

MML Series Investment Fund II – President’s Letter to Shareholders (Unaudited) (Continued)

bonds. Many financial professionals believe that investors can take advantage of different opportunities in the market and reduce the risk of over-exposure to one or two poorly performing investment types by maintaining a portfolio that includes a mix of investment types and sub-categories.

Make informed choices and seek professional guidance

Many financial advisors will suggest that retirement investors select an appropriate combination of investments that aligns with their retirement income goals. Doing so can help you weather the inevitable ups and downs of the markets.

For retirement investors who work with a financial professional

If you work with a financial professional, this may be an excellent time to contact him or her for assistance in assessing whether or not you:

•	are saving enough for retirement based on your long-term needs;

•	are invested properly, based on your goals and objectives and where you are in your retirement planning journey; and

•	feel you are taking the right steps to help reduce the risk you could outlive your retirement savings.

Protect who matters most

MassMutual believes that nothing matters more than the safety and well-being of your loved ones. That’s why we have always been committed to helping our customers put themselves on the path to a more secure financial future. And it’s why we have always encouraged retirement investors to maintain perspective over the long term. In our view, changing market conditions are a way of life for retirement investors, but these same conditions have the potential to reward patient investors who maintain a long-term perspective, instead of reacting to short-term market movements. Thank you for your continued trust in MassMutual.

Sincerely,

Brian Haendiges

President

The information provided is the opinion of MassMutual Funds Investment Management Group as of 1/1/17 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

MML Series Investment Fund II – Economic and Market Overview (Unaudited)

January 1, 2017

Economic Overview and Market Commentary

We note three significant and unexpected events that were followed by meaningful market movements in 2016. The first followed Federal Reserve (Fed) Board Chair Janet Yellen’s testimony before the U.S. Senate Committee on Banking, Housing, and Urban Affairs on February 11, 2016, where she confirmed a “slower for longer” plan for interest rate hikes going forward. The second followed the United Kingdom’s surprising June 23 referendum to leave the European Union – commonly referred to as “Brexit” (an abbreviation for “British exit”). The third followed Donald J. Trump’s election as the 45th President of the United States on November 8.

Throughout 2016, the initially sluggish domestic economy started to return more positive reports as modest gross domestic product (GDP) estimates were revised upward. (GDP reflects the total value of goods and services produced in the United States.) Investors responded favorably and domestic equity markets delivered broad positive returns for the fiscal year. Equity returns in the foreign and emerging markets ended the year more mixed.

For the year, the Dow Jones Industrial AverageSM (Dow) grew 16.50% and the broader S&P 500® Index (S&P 500) of large-capitalization U.S. stocks gained 11.96%. The technology-focused NASDAQ Composite® Index managed an 8.87% return, as tech stocks lagged the other indexes following the U.S. election. Small-cap equities outperformed for the year, with the Russell 2000® Index of small-capitalization stocks adding 21.31%. In foreign markets, the MSCI EAFE® Index, a barometer for foreign stocks in developed markets, gained only 1.00%, though the MSCI Emerging Markets Index, a measure of the performance of emerging stock markets throughout the world, rose 11.19%.* While developed foreign markets struggled under the weight of Brexit and longer-term fiscal burdens, emerging markets derived more of their value from domestic interactions and benefited more from that alignment.

Bonds performed well for much of the year, but dropped sharply following the U.S. election, as investors tried to anticipate what political policy might mean for bond markets in 2017 and beyond. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of the U.S. investment-grade bond markets, rose as much as 6% in July, but ended the year up only 2.65%. The performance of shorter-term debt investments continued to reflect the unrelenting low interest rate environment. Yields on the 2-year U.S. Treasury bond closed the year at 1.19%, while 10-year Treasury bonds yielded 2.44% at year end. These higher year-over-year yields reflect the turbulence in the fixed-income markets following the U.S. election. A “risk-on” environment developed as the year unfolded and high-yield bonds benefited. The Bloomberg Barclays U.S. Corporate High-Yield Index, which measures the performance of fixed-rate, below-investment-grade debt from corporate sectors, returned 17.13%.*

These returns were not without market volatility and surprises, however. Before rebounding, major indexes fell sharply through January and into February – until the Fed’s announcement triggered a more sustained period of growth. Markets stuttered briefly in May over concerns that Apple might not be able to sustain its growth in the smartphone market. Following a brief post-Brexit drop in late June, neither the surprising Brexit outcome nor global economic turbulence could disrupt the upward momentum in U.S. markets. Particularly noteworthy is the fact that domestic equity markets added nearly half of their annual returns in the final seven weeks of the year, as investors cheered President-elect Trump’s promises for tax abatements and infrastructure spending.

Q1 2016 – The inflection point

Headwinds affecting markets in late 2015 continued into January and early February of 2016. China’s slowing economy and falling crude oil prices, along with a weak January employment report, stoked fears that a U.S. recession could be on the near-term horizon. By February 11, the S&P 500 had dropped to 1,810. At this point, Fed Chair Janet Yellen signaled that the central bank would be patient in beginning to normalize policy interest rates and that it was unlikely that economic conditions would warrant an increase in the target range for the federal funds rate for at least the next few Open Market Committee meetings. (The federal funds rate is the interest rate that banks and financial institutions charge each other for borrowing funds overnight.)

Headwinds ultimately shifted to tailwinds. The S&P 500 gained nearly 250 points by the end of the first quarter, initiating a rally that would more or less be sustained throughout the second and third quarters of 2016. The employment picture improved, as February’s non-farm payrolls came in stronger than the previous two months, and December 2015 and January 2016 payroll

*	Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

MML Series Investment Fund II – Economic and Market Overview (Unaudited) (Continued)

numbers were revised upward. Once again, the quarter recovered what it had lost and ended essentially where it started the year. Despite this, the climate had changed.

Q2 2016 – Domestic markets override negative interest rates and Brexit

While Britain’s historic Brexit vote dominated news at the end of the second quarter, the unusual arrival of negative interest rates for Japan’s sovereign debt proved puzzling for many investors early in the quarter. Both seemed to feed a “flight to quality” reaction that resulted in a stronger U.S. dollar. Neither event, however, derailed the strengthening U.S. economy. By the end of the second quarter, concerns about China’s economy and falling oil prices moderated. U.S. GDP firmed up and the Fed softened its interest rate strategy, taking a more cautious approach. May’s disappointing jobs report created investor concerns that the Fed could seriously consider suspending any interest rate hikes for at least a year. Nevertheless, the quarter ended with broad-based gains across a variety of asset classes, improved consumer spending, low unemployment rates, and better-than-expected corporate earnings reports.

On June 23, global economic focus shifted to the United Kingdom. The Brexit vote pushed European stocks more deeply into negative territory on concerns that the immediate impact might slow growth in the U.K. and the larger European region. Investors also worried that the British vote might encourage other countries to follow suit. Interestingly, emerging market and Pacific country stocks delivered positive returns for the quarter and year-to-date.

Q3 2016 – Campaign rhetoric overshadows economic momentum

By the end of July, it seemed markets had shrugged off Brexit fears. The U.S. economy was gathering steam, as evidenced on several fronts. The U.S. labor market continued to show strength as job openings rose in June and hiring increased. U.S. consumer confidence hit a 12-month high in August, according to the Conference Board’s Consumer Confidence Index®, which reflected improved consumer assessment of economic conditions and the six-month economic outlook. Corporate earnings came in better than expected for the second consecutive quarter, even though it was the fifth consecutive declining quarter. In mid-September, the U.S. Census Bureau announced that real median household income had jumped 5%, the biggest annual increase since they first started gathering this data in 1968. The two major U.S. presidential candidates accepted their party’s nominations in July. As September came to a close, it became more evident that the upcoming election would be both hotly contested and divisive.

Q4 2016 – The Fed takes a back seat

Prior to the November elections, the Fed held the throttle on the markets. In October, speculation about the next rate hike (whether it would happen before the end of the year and how frequently subsequent rate hikes might occur) dominated investor thinking. At the same time, increasingly heated campaign rhetoric served as a drag while investors tried to figure out what the next four years might look like in either case. On the morning following the U.S. election, market futures pointed sharply downward, as the widely expected presidential winner, Hillary Clinton, conceded electoral vote defeat to Donald J. Trump. When markets opened on November 9, buyers surged, however, as investors anticipated the economic impacts of the President-elect delivering on his pro-business and pro-domestic campaign rhetoric. This buoyant investor sentiment launched a year-end rally that pushed the S&P 500 up 5.3% by year-end, with nearly half of the Index’s 11.96% return occurring in the last seven weeks of the year. In December, the Fed did, indeed, raise policy interest rates, but the market throttle now appeared to be in other hands.

Going into 2017, markets have yet to digest the upcoming Trump presidency in an environment where the Fed is forecasting multiple rate hikes. Turning to the global stage, by the end of March 2017, Britain’s Prime Minister, Theresa May, plans to trigger Article 50 of the Lisbon Treaty, which would initiate the two-year process of withdrawing the U.K. from the European Union. Terrorism and military posturing add further tensions to the global environment.

Domestic equity markets delivered solid returns for investors in 2016, but investors endured a steady stream of uncertainty, surprises and volatility throughout. Long-term investors with a view to saving for retirement income pay attention to such things, but maintain a thoughtful and disciplined response to them. Many retirement investors wisely subscribe to the value of a well-diversified portfolio, using an appropriate mix of available strategies to benefit from market expansions and mitigate the risks inherent in unexpected events.

The information provided is the opinion of MassMutual Funds Investment Management Group as of 12/31/16 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

MML Asset Momentum Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Asset Momentum Fund, and who is the Fund’s subadviser?

The Fund seeks growth of capital over the long-term by investing in asset classes the Fund’s subadviser considers to exhibit “bull market” characteristics. These “bull market” characteristics may include, for example, upward trending prices and relatively low volatility. The Fund expects that it will allocate its investment among the following asset classes: equity investments, debt investments, property investments, alternative investments, currency, and cash on deposit, excluding short term instruments. The Fund may invest in securities of issuers anywhere in the world, including emerging market countries. Effective September 12, 2016, Babson Capital Management LLC, subadviser to the Fund, changed its name to “Barings LLC.” The investment objective of the Fund remains the same.

How did the Fund perform during the 12 months ended December 31, 2016?

The Fund’s Class II shares returned 10.20%, underperforming the 11.96% return of the S&P 500® Index (the “benchmark”), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2016, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The first of the two political surprises of the year came on June 23, when the United Kingdom voted to leave the European Union. The vote, commonly referred to as “Brexit,” drove bond yields to record lows and gold to new highs. The Fund liquidated its gold and silver positions in the summer and avoided the subsequent precious metals’ correction when interest rates rose. The year wound down with another political surprise when Donald Trump won the U.S. presidential election. The Fund had hedged some of its equity positions before the election; however, stock investors quickly warmed to the idea of a Republican Congress and Trump presidency. Consequently, stocks rose to all-time highs, as investors focused on the benefits of tax cuts, deregulation, and fiscal stimulus – and ignored the negatives of a potential global trade war. The Fund’s hedge on stocks ultimately caused it to underperform the benchmark for the year. Performance was also hampered by Fund holdings in Japan and Europe.

For the year ended December 31, 2016, currencies, commodities, and U.S. and emerging-market equities fueled the Fund’s returns. The performance contribution from bonds was flat, since the Fund didn’t invest in bonds with maturities of two or more years.

During the year, the Fund gained its oil exposure through emerging-market currencies and equities. In particular, it held a large position in the Ruble (the Russian currency) and Russian equities. Oil prices rose from a low of $26.21 in February to $53.72 at year end. The higher price was supported by a production cut agreement from major oil producers. As oil prices surged, the Russian Ruble and stocks experienced a major run-up. The Fund’s investment in Brazilian currency (the Real) and equities paid off as well. Besides rising commodity prices, the Brazilian economy benefited from the election of a new government that put behind it years of political scandals. Both Russia and Brazil were top-performing countries for the Fund in 2016.

The Fund uses derivative instruments to gain exposure to global assets and to hedge downside risk of securities. (Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Most derivatives are used for hedging, speculation, or both.) In 2016, the Fund used futures and forward contracts to gain exposures to currencies, commodities, and global equities. In aggregate, these positions contributed to performance over the year.

Subadviser outlook

We expect normalization of the business cycle to reinforce the reflation trade: sell bonds and buy U.S. stocks. (Reflation trade is a fiscal or monetary policy that’s designed to expand a country’s ouput and help limit the effects of deflation). In the past, the Federal Reserve’s (the Fed) decision on the federal funds rate would have included some reference to the very low German bund and Japanese government bond yields. (The federal funds rate is the interest rate that banks and financial institutions charge each other for borrowing funds overnight.) Emerging markets, especially China, also influenced the Fed’s decision. Going forward, the Trump administration’s economic policy will heavily influence U.S. interest rates. In our view, a Republican Congress and

MML Asset Momentum Fund – Portfolio Manager Report (Unaudited) (Continued)

administration could institute a stimulus package and increase government borrowing. Lower taxes and more spending could boost inflation and growth. A strong economy, tightening labor market, and fiscal stimulus would, we believe, indicate that rates are more likely to rise than to fall. Further, there may be a bounce in capital spending if there are tax cuts and deregulation. Companies may put more money into business investment and less money on share buybacks and dividends if these changes occur. Our opinion is that the U.S. stock market rally may continue due to a rebound in corporate profits, an acceleration of economic growth, and potential tax cuts and fiscal stimulus.

MML Asset Momentum Fund Portfolio Characteristics (% of Net Assets) on 12/31/16

Common Stock	38.8%
Mutual Funds	34.2%
Corporate Debt	13.9%
U.S. Treasury Obligations	4.6%

Total Long-Term Investments	91.5%
Short-Term Investments and Other Assets and Liabilities	8.5%

Net Assets	100.0%

MML Asset Momentum Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Asset Momentum Fund Class II, Service Class I, and the S&P 500 Index.

TOTAL RETURN	One Year 1/1/16 - 12/31/16	Since Inception 5/15/15 - 12/31/16
Class II	10.20%	2.43%
Service Class I	9.85%	2.12%
S&P 500 Index	11.96%	5.63%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Dynamic Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Dynamic Bond Fund, and who is the Fund’s subadviser?

The Fund seeks to maximize current income and total return by investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in bonds, which may include securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities, or sponsored corporations; corporate obligations (including foreign hybrid securities); mortgage-backed securities; asset-backed securities; foreign securities (corporate and government); emerging market securities (corporate and government); bank loans and assignments; and other securities bearing fixed or variable interest rates of any maturity. The Fund may invest a portion of its net assets in inverse floaters and interest-only and principal-only securities, which may experience high volatility in response to changes in interest rates. The Fund may invest in other investment companies, including other open-end or closed-end investment companies, exchange-traded funds (“ETFs”), and domestic or foreign private investment vehicles, including investment companies sponsored or managed by the Fund’s subadviser and its affiliates. The Fund’s subadviser is DoubleLine Capital LP (DoubleLine).

How did the Fund perform during the 12 months ended December 31, 2016?

The Fund’s Class II shares returned 4.94%, outperforming the 2.65% return of the Bloomberg Barclays U.S. Aggregate Bond Index (the “benchmark”), an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Bloomberg Barclays U.S. Treasury Bond Index, the Bloomberg Barclays U.S. Government-Related Bond Index, the Bloomberg Barclays U.S. Corporate Bond Index, and the Bloomberg Barclays U.S. Securitized Bond Index.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2016, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Overall, 2016 was positive for risk assets, and the Fund’s allocations to emerging-market and high-yield corporate bonds were the strongest drivers of the Fund’s full-year performance.

Emerging markets was the best-performing sector for the year, benefiting from strong central bank support and improved commodity prices. Strong demand from investors drove emerging-market prices up and spreads lower, eventually reaching multi-year lows in the third quarter of 2016, according to the J.P. Morgan EMBI Global Diversified Index.

Investment-grade and high-yield corporate bonds were both positive contributors to Fund performance in 2016. Within these two sectors, industrials was the best-performing sub-sector. From a ratings quality perspective, lower-rated bonds outperformed their higher-rated counterparts.

Within residential mortgage-backed securities (RMBS), both agency and non-agency RMBS contributed positively for the year. (“Agency” refers to government-sponsored entities that issue bonds backed by mortgage loans, including Ginnie Mae, Fannie Mae, Freddie Mac, and the Federal Home Loan Banks.) Within agency RMBS, pass-through bonds were the strongest performers. (Mortgage pass-throughs are securities that represent a group of residential mortgage loans. With this type of security, monthly payments of principal and interest are “passed through” to investors each month.) Non-agency performance was bolstered by rising home prices and improved credit conditions.

Collateralized loan obligations (CLOs) and bank loans were positive contributors in 2016, as both benefited from increases in valuations. Both sectors benefited from improving commodity prices and the demand for higher-yielding assets.

U.S. Treasuries and municipal bonds posted positive returns; however, they lagged the more credit-sensitive sectors in 2016. Both Treasuries and municipals were strong performers in the first half of 2016, with interest rates much lower than where they started the year. In the second half of 2016, Treasury and municipal bond prices suffered as interest rates rose on stronger economic data, the increased federal funds rate, and Federal Reserve guidance. (The federal funds rate is the interest rate that banks and financial institutions charge each other for borrowing funds overnight.) Municipals ended up underperforming the benchmark in 2016.

MML Dynamic Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

In 2017, we will continue to monitor relative value across all fixed-income sectors. At current levels, emerging-market bonds appear attractive to us, as they have missed out on much of the risk asset rally following the U.S. presidential election. Also, recent upward moves in inflation measures (such as average hourly earnings and Core CPI) have begun to exert upward pressure on future U.S. Treasury breakeven rates. (Breakeven inflation rates are the rates of inflation that need to prevail for Treasury inflation-protected securities [TIPS] to break even to nominal Treasuries.) As a result, we have shifted our short- to medium-term outlook on inflation and maintain a favorable outlook regarding TIPS. Additionally, we continue to believe that the credit cycle is deteriorating; therefore, we remain cautious regarding the Fund’s allocation to high-yield corporate bonds.

MML Dynamic Bond Fund Portfolio Characteristics (% of Net Assets) on 12/31/16

U.S. Treasury Obligations	28.9%
Non-U.S. Government Agency Obligations	28.2%
Corporate Debt	23.2%
U.S. Government Agency Obligations and Instrumentalities	11.9%
Mutual Funds	2.0%
Sovereign Debt Obligations	1.2%
Municipal Obligations	0.5%
Common Stock	0.0%

Total Long-Term Investments	95.9%
Short-Term Investments and Other Assets and Liabilities	4.1%

Net Assets	100.0%

MML Dynamic Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Dynamic Bond Fund Class II, Service Class I, and the Bloomberg Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 1/1/16 - 12/31/16	Since Inception 5/15/15 - 12/31/16
Class II	4.94%	2.15%
Service Class I	4.67%	1.92%
Bloomberg Barclays U.S. Aggregate Bond Index	2.65%	1.69%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Bloomberg Barclays U.S. Aggregate Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Equity Rotation Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Equity Rotation Fund, and who is the Fund’s subadviser?

The Fund seeks growth of capital over the long-term by investing primarily in common stocks of large- and medium-capitalization U.S. companies. The Fund’s subadviser does not typically invest in companies with market capitalizations, at the time of purchase, of less than $1 billion. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. Effective September 12, 2016, Babson Capital Management LLC, subadviser to the Fund, changed its name to “Barings LLC.” The investment objective of the Fund remains the same.

How did the Fund perform during the 12 months ended December 31, 2016?

The Fund’s Class II shares returned 17.48%, substantially outperforming the 11.96% return of the S&P 500® Index (the “benchmark”), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2016, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

In its first substantial rotation, the Fund moved into value in February, as Fund management saw significant value in the energy and financials sectors. Financials were much more highly correlated with interest rates than they have been historically. As rates fell and financial stocks declined, value opportunities surfaced. They also offered about 8% total yield, including share repurchases, which was compelling.

There were risks in buying into the value Fund management perceived, because at the time, investors were worried about bank debt that was used to purchase energy infrastructure, which seemed worthless as oil prices dropped. However, Fund management perceived it to be a classic value opportunity, so the Fund was able to purchase the assets at a fraction of book value. Although financials turned out to be one of the best-performing sectors in 2016, that outcome was far from certain for much of the year. The same was true with the energy sector. Stocks within that market segment were also trading at a fraction of book value at the start of the year, but instead of interest rates, they were following oil prices. Fund management felt that the Fund was being paid sufficiently to own these stocks as the energy market worked towards equilibrium. Given the volatile nature of the commodity, we don’t know if that equilibrium has been reached, but certainly others have taken note of the value in these shares, which has boosted share prices. In both cases, Fund management did not try to handicap the exogenous factors (i.e., rates and oil prices), but rather identified value and that value was realized.

The Fund held an overweight stake, relative to the benchmark, in energy and finance in 2016, and that helped performance. In the energy sector, the Fund was overweight in oil exploration company Encana, a Fund holding that was up 133% for the year, which helped drive performance. In finance, the Fund had an overweight allocation to banks like Fifth Third Bank, which was up 46% for the year, and this also fueled the Fund’s full-year results.

The Fund’s worst-performing sector during the fiscal year was software, where the Fund experienced less-than-favorable stock selection. Fund holding Nuance, a speech conversion company which was down 20% for the year, hampered performance.

Subadviser outlook

Although value has performed well in 2016, we don’t think that its run has ended. We believe that in late 2015 and early 2016, the market priced in a recession when there was none. The interesting thing was that, at the same time, a more “classic” economic recovery seemed to be getting underway. Following the Great Recession, housing, employment, and bank balance sheets were so low that it took about six years to get back to normal levels. Recently, normalcy was achieved as incomes began to rise. This means that the economy is acting in a more familiar pattern as income gains have generated more spending and more growth. Generally, imbalances are what bring an end to economic cycles, so we are heartened that this process has only just begun, and there are only a few imbalances in the system. We think this may be a longer-than-normal economic cycle. Our view is that the market could do well in this type of environment as profits could continue to grow.

MML Equity Rotation Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Equity Rotation Fund Largest Holdings (% of Net Assets) on 12/31/16

Amazon.com, Inc.	5.1%
Lockheed Martin Corp.	2.7%
Caterpillar, Inc.	2.1%
JP Morgan Chase & Co.	2.1%
Citigroup, Inc.	2.1%
NVIDIA Corp.	2.1%
Fifth Third Bancorp	2.0%
Applied Materials, Inc.	1.9%
Vantiv, Inc. Class A	1.8%
NetApp, Inc.	1.6%

23.5%

MML Equity Rotation Fund Sector Table (% of Net Assets) on 12/31/16

Financial	19.1%
Technology	16.9%
Communications	14.6%
Industrial	13.4%
Consumer, Non-cyclical	12.3%
Consumer, Cyclical	9.0%
Energy	6.0%
Basic Materials	5.5%
Utilities	0.2%

Total Long-Term Investments	97.0%
Short-Term Investments and Other Assets and Liabilities	3.0%

Net Assets	100.0%

MML Equity Rotation Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Equity Rotation Fund Class II, Service Class I, and the S&P 500 Index.

TOTAL RETURN	One Year 1/1/16 - 12/31/16	Since Inception 5/15/15 - 12/31/16
Class II	17.48%	8.89%
Service Class I	17.22%	8.65%
S&P 500 Index	11.96%	5.63%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML High Yield Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML High Yield Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve a high level of total return, with an emphasis on current income, by investing primarily in high yield debt and related securities. The Fund invests primarily in lower rated U.S. debt securities (“junk” or “high yield” bonds), including securities in default. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in lower rated fixed income securities (rated below Baa3 by Moody’s, below BBB- by Standard & Poor’s or the equivalent by any NRSRO (using the lower rating) or, if unrated, determined to be of below investment grade quality by the Fund’s subadviser. Effective September 12, 2016, Babson Capital Management LLC, subadviser to the Fund, changed its name to “Barings LLC.” The investment objective of the Fund remains the same.

How did the Fund perform during the 12 months ended December 31, 2016?

The Fund’s Class II shares returned 16.48%, underperforming the 17.13% return of the Bloomberg Barclays U.S. Corporate High-Yield Bond Index (the “benchmark”), which covers the universe of fixed rate, non-investment-grade debt from corporate sectors.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2016, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

During 2016, high yield experienced a historic rally, driven by a notable sentiment reversal around commodity-related sectors, central bank stimulus, and a shift toward risk and yield that prompted lower-rated credits to experience significant capital appreciation. As expected, those industries and issuers that were hit hardest in the commodity downturn outperformed in 2016, as the market’s risk-on mentality buoyed lower-rated credits, commodity-centric issuers, and fallen angels. (“Fallen angels” are investment-grade companies that were downgraded into the high-yield category.)

From a sector perspective, the Fund underperformed the benchmark in the basic industry sector, which includes metals & mining. While the Fund finished the year with an overweight position, relative to the benchmark, in that market segment, it includes some of the most commodity-dependent issuers in the high-yield market, many of whom traded down to distressed levels in January and early February before reversing course and rallying back by year-end. In the energy sector, despite a slightly underweight position, the Fund outperformed the benchmark, driven by superior credit selection with a preference for stable operators over higher-risk and smaller issuers that were more volatile during the year.

From a credit quality perspective, the Fund finished the year with a skew toward lower-quality bonds, carrying an overweight position to issues in the B and CCC ratings categories. The Fund’s overweight position allowed its Fund holdings rated CCC and B to outperform the benchmark based on each rating segment’s contribution to overall return. While bonds rated BB still produced historically strong returns for both the Fund and the benchmark, the Fund’s underweight position relative to the benchmark also proved prudent, as bonds rated BB lagged all other primary ratings groups.

In terms of individual Fund holdings, the biggest detractor was Pinnacle Operating Company, an agricultural input supply and distribution business. The company struggled throughout the year as the combination of a weak agriculture market and an aggressive acquisition strategy put pressure on the company’s capital structure. In December, the company’s sponsor began the process of initiating a restructuring negotiation, further weighing on secondary levels. On the other end of the spectrum, the bulk of the Fund’s top performers came from the energy and metals & mining sectors, led by Fund holding Fieldwood Energy, an oil and gas exploration and production company with operations in the Gulf of Mexico. After reaching distressed levels early in the year, Fieldwood completed a much-needed debt refinancing which, coupled with the commodity rally and improved operational performance, prompted a strong rebound.

Subadviser outlook

As we enter 2017, we believe that political developments will continue to dominate headlines and remain at the forefront of the market’s attention. With the federal government now under Republican control, our view is that policy positions and political appointments could diverge significantly from what we have seen under the Obama administration. We believe that, despite the

MML High Yield Fund – Portfolio Manager Report (Unaudited) (Continued)

market’s exuberance over the expected policy moves of the new administration, much remains unknown and volatility has the potential to resurface should any major political surprises appear. In particular, our opinion is that industries that have traded on policy speculation, such as banking and energy, which have rallied since the election, and health care and pharmaceuticals, which have fallen, are likely to experience additional volatility as policy initiatives begin to materialize. Moreover, Federal Reserve action will remain an area of focus during 2017, as market watchers believe that at least two additional interest rate increases could occur during the year, after an extended period of near zero interest rates in the U.S.

MML High Yield Fund Portfolio Characteristics (% of Net Assets) on 12/31/16

Corporate Debt	90.6%
Bank Loans	5.5%

Total Long-Term Investments	96.1%
Short-Term Investments and Other Assets and Liabilities	3.9%

Net Assets	100.0%

MML High Yield Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML High Yield Fund Class II, Service Class I, and the Bloomberg Barclays U.S. Corporate High-Yield Bond Index.

TOTAL RETURN	One Year 1/1/16 - 12/31/16	Five Year Average Annual 1/1/12 - 12/31/16	Since Inception Average Annual 5/3/10 - 12/31/16
Class II	16.48%	8.53%	8.34%
Service Class I	16.25%	8.27%	8.07%
Bloomberg Barclays U.S. Corporate High-Yield Bond Index	17.13%	7.36%	7.41%
GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Bloomberg Barclays U.S. Corporate High-Yield Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Inflation-Protected and Income Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Inflation-Protected and Income Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve as high a total rate of real return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in inflation-indexed bonds and other income-producing securities. Effective September 12, 2016, Babson Capital Management LLC, subadviser to the Fund, changed its name to “Barings LLC.” The investment objective of the Fund remains the same.

How did the Fund perform during the 12 months ended December 31, 2016?

The Fund’s Initial Class shares returned 5.21%, outperforming the 4.68% return of the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) (the “benchmark”), an unmanaged index that measures the broad performance of U.S. Treasury inflation-indexed bonds.

How do inflation-indexed bonds protect against inflation?

Like many other fixed-income securities, inflation-indexed bonds pay income twice a year, based on a stated coupon rate. However, both the principal and the interest payment are adjusted for the level of inflation. The inflation rate – as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”) – results in an adjustment to the principal amount of an inflation-protected security. The coupon rate is then applied to the adjusted principal amount to determine the interest payment. For example, assuming an inflation rate of 3%, a security with a par value of $1,000 and an annual coupon rate of 1.75%, the adjusted principal amount after one year would be $1,030 ($1,000 increased by 3%). The semi-annual interest payment would be calculated by multiplying $1,030 by 1.75% and dividing by 2 instead of using the original $1,000 par value to calculate the amount of interest.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2016, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Consumer prices, as measured by the U.S. Bureau of Labor Statistics, were up year over year through November, as unadjusted Headline Consumer Price Index (CPI) came in at 1.7%, up from 0.7%. (CPI measures changes in the price of a market basket of consumer goods and services.) Core CPI, which excludes energy and food prices, was unchanged at 2.1%.

TIPS positioning in aggregate contributed to Fund performance during the period. In addition to TIPS, the Fund also invested in high-quality income-producing securities, including asset-backed securities (ABS) and money market securities. (Bond issuers create securitized bonds by pooling various types of contractual debt – such as mortgages, auto loans, or credit card debt.) The income earned by these asset classes contributed positively to Fund results, with ABS being the main driver of performance. The Fund’s holdings in auto loans and student loans within the ABS sector were the primary contributors. An allocation to high-quality commercial paper also proved beneficial. (Commercial paper is the commonly used name for short-term unsecured promissory notes sold by banks and corporations to meet short-term debt obligations.)

The Fund may use derivative instruments for yield curve and duration management, as well as for replicating cash bonds and gaining market exposure in order to implement manager views. (Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Most derivatives are used for hedging, speculation, or both.) During the year, derivatives such as repurchase agreements, Treasury futures, and swaps were used to manage the Fund. Derivatives, in aggregate, contributed to Fund performance.

Subadviser outlook

U.S. breakeven inflation rates (the rates of inflation that need to prevail for TIPS to break even to nominal Treasuries) have surged following the presidential election, and we expect them to provide further support for inflation expectations. In our view, global inflationary pressures are abating. In the December 2016 Federal Open Market Committee (FOMC) statement, the

MML Inflation-Protected and Income Fund – Portfolio Manager Report (Unaudited) (Continued)

Committee indicated that real gross domestic product (GDP) was expanding at a moderate pace and labor conditions continued to strengthen. (GDP reflects the total value of goods and services produced in the United States.) CPI increased, but was still running below the Committee’s objective of 2%, restrained by earlier declines in energy prices and in prices of non-energy imports. Given the progress that had been made toward maximum employment and inflation, Committee members agreed to raise the target range for the federal funds rate from 0.50% to 0.75%. (The federal funds rate is the interest rate that banks and financial institutions charge each other for borrowing funds overnight.)

Despite global developments, the U.S. presidential elections, and an increased chance that the FOMC could fulfill its forecast for three interest rate increases in 2017, we remain constructive and opportunistic on the TIPS market, given volatility and relative value opportunities.

MML Inflation-Protected and Income Fund Portfolio Characteristics (% of Net Assets) on 12/31/16

U.S. Treasury Obligations	90.8%
Non-U.S. Government Agency Obligations	45.0%
Corporate Debt	3.6%
U.S. Government Agency Obligations and Instrumentalities	0.3%
Municipal Obligations	0.1%

Total Long-Term Investments	139.8%
Short-Term Investments and Other Assets and Liabilities	(39.8)%

Net Assets	100.0%

MML Inflation-Protected and Income Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Inflation-Protected and Income Fund Initial Class and the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L).

TOTAL RETURN	One Year 1/1/16 - 12/31/16	Five Year Average Annual 1/1/12 - 12/31/16	Ten Year Average Annual 1/1/07 - 12/31/16
Initial Class	5.21%	0.91%	3.76%
Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	4.68%	0.89%	4.36%

Hypothetical Investments in MML Inflation-Protected and Income Fund Service Class and the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L).

TOTAL RETURN	One Year 1/1/16 - 12/31/16	Five Year Average Annual 1/1/12 - 12/31/16	Since Inception Average Annual 8/15/08 - 12/31/16
Service Class	4.90%	0.66%	2.89%
Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	4.68%	0.89%	3.28%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Short-Duration Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Short-Duration Bond Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve a high total rate of return primarily from current income while minimizing fluctuations in capital values by investing primarily in a diversified portfolio of short-term investment grade fixed income securities. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade fixed income securities (rated Baa or higher by Moody’s, BBB- or higher by Standard & Poor’s or the equivalent by any NRSRO, or, if unrated, determined to be of comparable quality by the subadviser). Effective September 12, 2016, Babson Capital Management LLC, subadviser to the Fund, changed its name to “Barings LLC.” The investment objective of the Fund remains the same.

How did the Fund perform during the 12 months ended December 31, 2016?

The Fund’s Class II shares returned 2.80%, outperforming the 0.87% return of the Bloomberg Barclays U.S. 1-3 Year Government Bond Index (the “benchmark”), an unmanaged index of U.S. government bonds with one to three years remaining to the scheduled payment of principal.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2016, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Bond duration and maturity positioning benefited the Fund during the year ended December 31, 2016. In the first half of the year, the slope of the yield curve declined and flattened, and the duration of the Fund decreased from 2.9 years to 1.5 years. (The yield curve is a graph showing the term structure of interest rates by plotting the yields of all bonds of comparable quality with maturities ranging from the shortest – typically one month – to the longest – typically 30 years – available. The resulting curve shows whether short-term interest rates are higher or lower than long-term rates. Duration is a measure of a bond fund’s sensitivity to interest rates. The longer the duration, the greater the price impact on the bond or portfolio when interest rates rise or fall.) The shift in portfolio positioning from a longer-duration posture to a shorter one helped performance.

Elsewhere, the Fund’s allocation to corporate bonds was the primary positive contributor to performance, as both investment-grade and high-yield Fund holdings rated BB advanced. Fund holdings in banking and leasing companies were the best-performing sub-sectors.

Asset-backed securities (ABS) were the primary contributors to performance within the securitized sector. (Bond issuers create securitized bonds by pooling various types of contractual debt – such as mortgages, auto loans, or credit card debt.) Allocations to government-guaranteed FFELP student loans and commercial ABS collateral were the largest contributing sub-sectors. Allocations to Agency collateralized mortgage obligation (CMO) securities and commercial mortgage-backed securities (CMBS) also benefited performance. “Agency” refers to government-sponsored entities that issue bonds backed by mortgage loans, including Ginnie Mae, Fannie Mae, Freddie Mac, and the Federal Home Loan Banks.

Hampering returns for the year were Fund holdings in the energy and metals & mining sub-sectors, which had lagging performance, particularly in the first quarter of 2016. Convertible securities were the primary detractors, driven largely by the sell-off in metals & mining and oil & gas producers during the first quarter. The Fund exited its convertibles position during the first and second quarters.

The Fund uses derivative instruments on occasion for yield curve, duration, downside risk management or to gain exposure to securities or markets in which it might not be able to invest directly. (Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Most derivatives are used for hedging, speculation, or both.) Derivatives contributed to performance over 2016.

Subadviser outlook

Unexpected election outcomes, global central banks, and commodity price volatility all took center stage in 2016. The result has been a repricing of investor interest rate expectations due to potentially higher inflation resulting in a shift to fiscal policy. The

MML Short-Duration Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

question is, what will the new administration be able to accomplish in its first 100 days? In our view, the answer to that question will influence the path of interest rates in 2017.

Consumer households have been in the mode of reducing leverage since the financial crisis, while corporate fundamentals have softened. The Fund is focusing on yield opportunities, often post-merger and acquisition events, where we believe bonds provide attractive opportunities. The Fund plans to maintain its overweight allocations, relative to the benchmark, to sectors such as corporates and securitized, relative to liquid products, such as governments and agencies – and seeks to add return in excess of the benchmark by investing in sectors where we have competitive advantages, such as consumer and commercial ABS, collateralized loan obligations, and emerging markets.

MML Short-Duration Bond Fund Portfolio Characteristics (% of Net Assets) on 12/31/16

Corporate Debt	42.8%
Non-U.S. Government Agency Obligations	38.8%
U.S. Treasury Obligations	12.0%
U.S. Government Agency Obligations and Instrumentalities	4.8%
Municipal Obligations	0.0%

Total Long-Term Investments	98.4%
Short-Term Investments and Other Assets and Liabilities	1.6%

Net Assets	100.0%

MML Short-Duration Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Short-Duration Bond Fund Class II, Service Class I, and the Bloomberg Barclays U.S. 1-3 Year Government Bond Index.

TOTAL RETURN	One Year 1/1/16 - 12/31/16	Five Year Average Annual 1/1/12 - 12/31/16	Since Inception Average Annual 5/3/10 - 12/31/16
Class II	2.80%	1.81%	2.33%
Service Class I	2.55%	1.57%	2.08%
Bloomberg Barclays U.S. 1-3 Year Government Bond Index	0.87%	0.59%	0.89%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Bloomberg Barclays U.S. 1-3 Year Government Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Small Cap Equity Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Small Cap Equity Fund, and who is the Fund’s subadviser?

The Fund seeks capital appreciation by investing primarily in common stocks of small-capitalization U.S. companies that the Fund’s subadviser believes have favorable business trends or prospects based on fundamental analysis. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index. The Fund’s subadviser is OppenheimerFunds, Inc. (OFI).

How did the Fund perform during the 12 months ended December 31, 2016?

The Fund’s Initial Class shares returned 18.21%, underperforming the 21.31% return of the Russell 2000 Index (the “benchmark), a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2016, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2016, the Fund’s underperformance of the benchmark was primarily due to weaker relative stock selection in the information technology, materials, and industrials sectors. The Fund outperformed the benchmark in the health care, energy, and utilities sectors, where stock selection benefited.

Fund holdings that were top detractors from performance included MDC Partners, Inc. (in the consumer discretionary sector); Imperva, Inc. (information technology); and Diplomat Pharmacy, Inc. (health care). The Fund sold its stakes in these three stocks before year end. Advertising agency MDC Partners failed to miss revenue goals over the third quarter of 2016. Imperva develops protection software and services for databases and business applications. Over the first half of the year, positive quarterly results were overshadowed by a conservative outlook relative to lofty expectations. Its shares fell again late in the period after reports indicated a hold put on the company’s potential sale. Shares of Diplomat Pharmacy fell after the company reported weak third-quarter earnings.

Fund holdings that contributed to performance during the year included WellCare Health Plans, Inc. (health care); Burlington Stores, Inc. (consumer discretionary); and MKS Instruments, Inc. (information technology). WellCare is a managed-care company for government-sponsored health care coverage with a focus on Medicare and Medicaid programs. Investors reacted favorably over the first quarter 2016 when the company updated its longer-term growth goals of doubling its revenue within five years and attaining an after-tax margin of at least 2%. Burlington owns and operates branded apparel retail stores throughout the U.S. and Puerto Rico. During the fourth quarter of 2015, both weather and secular issues negatively impacted apparel retailers and department stores – pushing earnings down by 10% to 15% for many. In contrast, Burlington executed extremely well and grew earnings, despite being in the early stages of a transition to an off-price retail model. MKS Instruments is a global provider of instruments, subsystems, and process control solutions that measure, control, power, monitor, and analyze critical parameters of advanced manufacturing processes to improve process performance and productivity. During the reporting period, the company benefited from completing its acquisition of Newport Corporation, a worldwide leader in photonics solutions. MKS Instruments also reported several quarters of strong earnings.

Subadviser outlook

In our view, the U.S. economy continues its “slow and steady” growth, driven by favorable employment and inflation data, while home prices and innovation also continue to help drive the economy higher. However, we believe that the potential for protectionist trade policies by the incoming Trump administration could cause global contagion by slowing global trade.

In our opinion, U.S. corporate revenues, earnings, and free cash flow seem to have topped out for the near term, but earnings growth may resume if tax cuts and stimulative fiscal spending materialize under President Trump. Election results aside, the energy and industrials sectors seem to have shown signs of bottoming. We believe the risks inherent to this market include the misallocation of capital, fueled by an environment of ongoing relatively low interest rates and possibly leading to “bubble-like” valuations for some companies.

MML Small Cap Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

Traditionally, during periods of economic uncertainty and heightened market volatility, investors favor stocks of higher-quality companies – with greater consistency and stability of revenue and earnings – leading to relatively better stock performance of those companies. We think focusing on companies with economic moats and skilled management teams could position the Fund well, should this environment come to pass.

MML Small Cap Equity Fund Largest Holdings (% of Net Assets) on 12/31/16

Korn/Ferry International	2.2%
On Assignment, Inc.	2.2%
Prestige Brands Holdings, Inc.	2.1%
MB Financial, Inc.	2.0%
CACI International, Inc. Class A	1.8%
Webster Financial Corp.	1.7%
Sonic Corp.	1.7%
Portland General Electric Co.	1.7%
Group 1 Automotive, Inc.	1.6%
BankUnited, Inc.	1.6%

18.6%

MML Small Cap Equity Fund Sector Table (% of Net Assets) on 12/31/16

Consumer, Non-cyclical	24.3%
Financial	21.1%
Consumer, Cyclical	13.4%
Industrial	12.8%
Technology	11.9%
Mutual Funds	5.4%
Energy	4.9%
Basic Materials	4.3%
Communications	2.5%
Utilities	1.7%
Diversified	0.7%

Total Long-Term Investments	103.0%
Short-Term Investments and Other Assets and Liabilities	(3.0)%

Net Assets	100.0%

MML Small Cap Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Small Cap Equity Fund Initial Class and the Russell 2000 Index.

TOTAL RETURN	One Year 1/1/16 - 12/31/16	Five Year Average Annual 1/1/12 - 12/31/16	Ten Year Average Annual 1/1/07 - 12/31/16
Initial Class	18.21%	15.87%	7.71%
Russell 2000 Index	21.31%	14.46%	7.07%

Hypothetical Investments in MML Small Cap Equity Fund Service Class and the Russell 2000 Index.

TOTAL RETURN	One Year 1/1/16 - 12/31/16	Five Year Average Annual 1/1/12 - 12/31/16	Since Inception Average Annual 8/15/08 - 12/31/16
Service Class	17.92%	15.58%	9.68%
Russell 2000 Index	21.31%	14.46%	8.79%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Special Situations Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Special Situations Fund, and who is the Fund’s subadviser?

The Fund seeks growth of capital over the long-term by investing primarily in common stocks of U.S. companies that are involved in “special situations.” A special situation might include, for example, a recently announced spin-off or divestiture, a change in dividend policy, involvement in a merger or acquisition transaction, a change in management, a significant change in ownership, or changes due to bankruptcy or insolvency process. The Fund’s subadviser expects that the Fund’s portfolio will initially emphasize “large capitalization” issuers, which are considered to be companies with market capitalizations at the time of purchase within the market capitalization range of companies included within the Russell 1000® Index, although the Fund’s holdings of securities of different market capitalizations will vary over time, depending on market conditions generally and on the companies involved at the time (or that the subadviser expects to be involved) in special situations. The Fund will typically invest primarily in common stocks, however, when the subadviser determines that there are an insufficient number of companies involved (or likely to be involved) in special situations, it may invest in any equity securities it considers to be consistent with the Fund’s objective of growth of capital over the long term. It may also invest in exchange-traded funds (“ETFs”) providing broad equity exposures or in derivatives, including swaps, futures contracts, and options, to gain broad exposures to equity markets. Effective September 12, 2016, Babson Capital Management LLC, subadviser to the Fund, changed its name to “Barings LLC.” The investment objective of the Fund remains the same.

How did the Fund perform during the 12 months ended December 31, 2016?

The Fund’s Class II shares returned 15.84%, outperforming the 11.96% return of the S&P 500® Index (the “benchmark”), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2016, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Special situation stocks are disproportionately owned by hedge fund managers. While many may have preconceptions of whether that is good or bad, in general, it makes things happen more quickly. That is, if there is value in a stock, it will be realized faster, or if the market has a view, it will be expressed in these stocks faster. During 2016, the market’s view changed substantially from the beginning of the year to the end. At the start, investors had concerns about the Chinese economy, emerging-market debt that was used to purchase energy infrastructure, and the potential for another banking contagion. Those worries manifested in stock performance, as cyclical stocks were sold in favor of more defensive issues. The market’s trough eventually came in February, but most of the year’s gains came after the U.S. presidential election.

The change in tone in the market also changed the stocks that would outperform. The securities that were down the most at the start of the year generally ended the year up sharply. The pariah industries up until February were mining, energy, chemicals, and industrials – which ultimately were some of the best-performing industries for the year. In a nutshell, it was a year where value investing paid off, since there were clearly value opportunities, but the macroeconomic backdrop once again scared investors away from these opportunities. The value was realized later in the year when oil stabilized and the election took place.

With respect to specific Fund holdings, Science Applications International (SAIC) was spun off of Leidos Holdings. SAIC, an engineering firm that does a lot of work for the U.S. government, sports a 10% free cash flow yield, but its growth had stagnated over the past few years. Fund management believed there was value in the company, and this view paid off, as SAIC advanced 89% for the year. Another Fund holding, Vista Outdoor (VSTO), was spun off from Alliant Techsystems in 2015. VSTO makes outdoor products for hunting and sporting. It has been growing its business in the 20% range, yet it trades at a substantial discount to market valuation measures. VSTO declined 14% during 2016, which hurt the Fund’s full-year performance.

Subadviser outlook

We believe that in late 2015 and early 2016, the market priced in a recession when there was none. The interesting thing was that, at the same time, a more “classic” economic recovery seemed to be getting underway. Following the Great Recession, housing, employment and bank balance sheets were so low that it took about six years to get back to normal levels. Recently, normalcy was achieved as incomes began to rise. This means that the economy is acting in a more familiar pattern as income gains have

MML Special Situations Fund – Portfolio Manager Report (Unaudited) (Continued)

generated more spending and more growth. Generally, imbalances are what bring an end to economic cycles, so we are heartened that this process has only just begun, and there are only a few imbalances in the system. We think this may be a longer-than-normal economic cycle. Our view is that the market could do well in this type of environment as profits could continue to grow.

MML Special Situations Fund Largest Holdings (% of Net Assets) on 12/31/16

Science Applications International Corp.	7.1%
Zoetis, Inc.	5.3%
Fortive Corp.	4.9%
Hewlett Packard Enterprise Co.	4.3%
NCR Corp.	4.1%
Ingevity Corp.	3.5%
CDK Global, Inc.	3.2%
Oshkosh Corp.	3.1%
Kimball Electronics, Inc.	2.8%
GCP Applied Technologies, Inc.	2.8%

41.1%

MML Special Situations Fund Sector Table (% of Net Assets) on 12/31/16

Industrial	23.9%
Technology	19.6%
Consumer, Non-cyclical	15.5%
Consumer, Cyclical	12.5%
Financial	9.6%
Basic Materials	7.6%
Communications	6.3%
Utilities	2.4%
Energy	1.6%

Total Long-Term Investments	99.0%
Short-Term Investments and Other Assets and Liabilities	1.0%

Net Assets	100.0%

MML Special Situations Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Special Situations Fund Class II, Service Class I, and the S&P 500 Index.

TOTAL RETURN	One Year 1/1/16 - 12/31/16	Since Inception 5/15/15 - 12/31/16
Class II	15.84%	-1.43%
Service Class I	15.54%	-1.67%
S&P 500 Index	11.96%	5.63%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Strategic Emerging Markets Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Strategic Emerging Markets Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital growth by investing mainly in common stocks of issuers in developing and emerging markets throughout the world and at times, up to 100% of its total assets in foreign securities. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of issuers whose principal activities are in a developing (or emerging) market, i.e., are in a developing market or are economically tied to a developing market country. The Fund will invest in at least three developing markets. The Fund focuses on companies with above-average earnings growth. In general, countries may be considered developing or emerging markets if they are included in any one of the Morgan Stanley Capital Index (“MSCI”) emerging markets indices, classified as a developing or emerging market, or classified under a similar or corresponding classification, by organizations such as the World Bank and the International Monetary Fund, or have economies, industries, and stock markets with similar characteristics. The Fund’s subadviser is OppenheimerFunds, Inc. (OFI).

How did the Fund perform during the 12 months ended December 31, 2016?

The Fund’s Class II Shares returned 6.49%, underperforming the 11.19% return of the MSCI EM® Index (the “benchmark”), an unmanaged market capitalization-weighted index of equity securities of companies domiciled in various countries. The index is designed to represent the performance of emerging stock markets throughout the world and excludes certain market segments unavailable to U.S.-based investors.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2016, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2016, the Fund’s underperformance of the benchmark was primarily due to stock selection in the information technology, financials, and consumer staples sectors. An underweight position in energy, relative to the benchmark, also detracted. The Fund outperformed the benchmark in the consumer discretionary and real estate sectors due to stock selection. Underweight exposure to telecommunication services and not having any exposure to utilities also benefited the Fund’s relative performance. On a country basis, underperformers for the Fund included stock selection in Brazil, stock selection and an overweight position in India, and stock selection in Hong Kong. Top contributors were an overweight position in Russia, stock selection and an underweight position in China, and an underweight position in South Korea.

From a Fund holding perspective, the top detractors included JD.com, Inc. (in the consumer discretionary sector) (China); Embraer S.A. (industrials) (Brazil); and Baidu, Inc. (information technology) (China). JD.com, Inc. is the second-largest e-commerce operator in China. The stock was weak in 2016 due to concerns about slowing growth and its ability to compete effectively against Alibaba. Based on Fund management’s extensive research, which seemed to point to JD.com’s inability to significantly disrupt Alibaba’s dominance, the Fund sold its stake in JD.com. Embraer – which designs, manufactures, and sells aircraft and aircraft parts – was negatively impacted when customer Republic Airways filed for Chapter 11 bankruptcy. Baidu, the leading internet search provider in China, was impacted by negative news flow and adjustments to guidance. The Chinese government launched an investigation into Baidu’s medical advertising practices following the death of a student who used the search engine to find treatment for a rare form of cancer. Consequently, Baidu experienced a dramatic pullback by medical advertisers, which led the company to adjust its guidance on revenues.

Top-performing Fund holdings in 2016 included Novatek OAO (energy) (Russia); Tencent Holdings Ltd. (information technology) (China); and Taiwan Semiconductor Manufacturing Co., Ltd. (information technology) (Taiwan). Novatek is the largest independent natural gas producer in Russia (one of the best-performing emerging markets over the fourth quarter of 2016). Novatek was able to outpace market performance on the back of a solid third-quarter earnings announcement and confirmation that its important Yamal LNG project was on track and on budget. The performance of Tencent Holdings Ltd., one of China’s leading internet companies, was driven, in part, by better-than-expected results, as the online gaming and social networking company delivered strong growth. Taiwan Semiconductor Manufacturing (TSMC) is the largest semiconductor foundry with 50% share of global revenues. Fund management believes that TSMC is well positioned to benefit from increasing mobile connectivity and, in the long run, the growth of next-generation networks and data centers.

MML Strategic Emerging Markets Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

The outcome of the U.S. election has been broadly interpreted as a negative for emerging markets. Speculation about new policies – and uncertainty surrounding if and how they will be implemented – has impacted emerging-market equities and buoyed the U.S. dollar. In our view, policy creation and implementation could take time to play out and require patience on the part of investors. In the meantime, we continue to believe that emerging markets should be an increasingly core allocation for global investors, since emerging markets now represent a meaningful portion of global GDP – and are the largest contributors to global growth. Most investors are grossly under-allocated to the asset class and, especially for those who invest through passive vehicles, to the areas of emerging markets that we believe exhibit the most attractive growth characteristics.

MML Strategic Emerging Markets Fund Largest Holdings (% of Net Assets) on 12/31/16

Alibaba Group Holding Ltd. Sponsored ADR (Cayman Islands)	4.9%
Housing Development Finance Corp.	4.7%
Tencent Holdings Ltd.	4.4%
Taiwan Semiconductor Manufacturing Co. Ltd.	4.2%
Magnit OJSC	3.8%
Baidu, Inc. Sponsored ADR (Cayman Islands)	3.5%
NovaTek PJSC Sponsored GDR (Russia)	3.4%
Infosys Ltd.	2.7%
Lojas Americanas SA 0.670%	2.3%
AIA Group Ltd.	2.1%

36.0%

MML Strategic Emerging Markets Fund Sector Table (% of Net Assets) on 12/31/16

Financial	23.4%
Consumer, Non-cyclical	18.4%
Communications	17.4%
Consumer, Cyclical	14.3%
Technology	9.0%
Industrial	4.2%
Energy	3.4%
Diversified	3.4%
Basic Materials	1.9%
Mutual Funds	1.4%

Total Long-Term Investments	96.8%
Short-Term Investments and Other Assets and Liabilities	3.2%

Net Assets	100.0%

MML Strategic Emerging Markets Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Strategic Emerging Markets Fund Service Class I and the MSCI EM Index.

TOTAL RETURN	One Year 1/1/16 - 12/31/16	Five Year Average Annual 1/1/12 - 12/31/16	Since Inception Average Annual 8/27/08 - 12/31/16
Service Class I	6.11%	-1.50%	-0.06%
MSCI EM Index	11.19%	1.28%	1.40%

Hypothetical Investments in MML Strategic Emerging Markets Fund Class II and the MSCI EM Index.

TOTAL RETURN	One Year 1/1/16 - 12/31/16	Five Year Average Annual 1/1/12 - 12/31/16	Since Inception Average Annual 5/1/09 - 12/31/16
Class II	6.49%	-1.24%	3.65%
MSCI EM Index	11.19%	1.28%	6.02%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI EM Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Asset Momentum Fund – Portfolio of Investments

December 31, 2016

	Number of Shares	Value
EQUITIES — 38.8%

COMMON STOCK — 38.8%
Basic Materials — 1.9%
Chemicals — 1.0%
Air Products & Chemicals, Inc.	1,400	$201,348

Mining — 0.9%
Vulcan Materials Co.	1,600	200,240

		401,588

Communications — 1.3%
Telecommunications — 1.3%
Drillisch AG	3,800	163,210
NTT DOCOMO, Inc.	5,600	127,348

		290,558

Consumer, Cyclical — 11.5%
Distribution & Wholesale — 2.5%
Pool Corp.	5,100	532,134

Home Builders — 4.6%
NVR, Inc. (a)	600	1,001,400

Retail — 3.6%
Fielmann AG	1,400	92,309
The TJX Cos., Inc.	9,200	691,196

		783,505

Textiles — 0.8%
Mohawk Industries, Inc. (a)	800	159,744

		2,476,783

Consumer, Non-cyclical — 7.6%
Agriculture — 0.8%
Reynolds American, Inc.	3,000	168,120

Biotechnology — 0.9%
CSL Ltd.	2,800	202,272

Foods — 1.2%
Nestle SA	1,300	93,244
Saputo, Inc.	4,500	159,234

		252,478

Health Care – Products — 0.7%
Advanced Medical Solutions Group PLC	54,300	148,294

Health Care – Services — 2.8%
Fresenius SE & Co. KGaA	5,900	460,874
Ramsay Health Care Ltd.	3,000	147,885

		608,759

Household Products — 1.2%
Henkel AG & Co. KGaA	2,000	207,733
Portmeirion Group PLC	5,600	64,530

		272,263

		1,652,186

	Number of Shares	Value
Financial — 2.4%
Diversified Financial — 1.8%
MasterCard, Inc. Class A	3,800	$392,350

Diversified Financial Services — 0.6%
Onex Corp.	1,700	115,701

		508,051

Industrial — 11.2%
Aerospace & Defense — 3.8%
General Dynamics Corp.	1,200	207,192
Lockheed Martin Corp.	800	199,952
Northrop Grumman Corp.	900	209,322
Raytheon Co.	1,400	198,800

		815,266

Building Materials — 1.3%
Breedon Aggregates Ltd. (a)	88,100	77,381
Martin Marietta Materials, Inc.	900	199,377

		276,758

Electronics — 0.9%
Halma PLC	17,600	193,984

Hand & Machine Tools — 1.5%
Schindler Holding AG	700	123,265
Snap-on, Inc.	1,200	205,524

		328,789

Machinery – Diversified — 1.9%
Cummins, Inc.	1,500	205,005
Wabtec Corp.	2,400	199,248

		404,253

Manufacturing — 0.9%
Illinois Tool Works, Inc.	1,700	208,182

Miscellaneous – Manufacturing — 0.9%
A.O. Smith Corp.	4,200	198,870

		2,426,102

Technology — 2.9%
Computers — 1.4%
Amdocs Ltd.	5,200	302,900

Software — 1.5%
EMIS Group PLC	11,800	140,275
Nexus AG	3,400	64,036
Open Text Corp.	2,100	129,693

		334,004

		636,904

TOTAL COMMON STOCK (Cost $8,433,582)		8,392,172

TOTAL EQUITIES (Cost $8,433,582)		8,392,172

The accompanying notes are an integral part of the financial statements.

MML Asset Momentum Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
BONDS & NOTES — 18.5%

CORPORATE DEBT — 13.9%
Diversified Financial — 13.9%
Federal Home Loan Mortgage Corp. 1.000% 7/28/17	$3,000,000	$3,003,843

TOTAL CORPORATE DEBT (Cost $3,010,500)		3,003,843

U.S. TREASURY OBLIGATIONS — 4.6%
U.S. Treasury Bonds & Notes — 4.6%
U.S. Treasury Note (b) 0.750% 4/30/18	1,000,000	996,689

TOTAL U.S. TREASURY OBLIGATIONS (Cost $998,125)		996,689

TOTAL BONDS & NOTES (Cost $4,008,625)		4,000,532

	Number of Shares
MUTUAL FUNDS — 34.2%
Diversified Financial — 34.2%
iShares MSCI Canada Index Fund	24,100	630,215
iShares MSCI India ETF	6,600	176,946
VanEck Vectors Russia ETF	52,400	1,111,928
Vanguard Total Stock Market ETF	47,500	5,477,700

		7,396,789

TOTAL MUTUAL FUNDS (Cost $7,167,781)		7,396,789

TOTAL LONG-TERM INVESTMENTS (Cost $19,609,988)		19,789,493

	Principal Amount
SHORT-TERM INVESTMENTS — 8.4%
Repurchase Agreement — 8.4%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/30/16, 0.010%, due 1/03/17 (c)	$1,806,566	1,806,566

TOTAL SHORT-TERM INVESTMENTS (Cost $1,806,566)		1,806,566

TOTAL INVESTMENTS — 99.9% (Cost $21,416,554) (d)		21,596,059

Other Assets/(Liabilities) — 0.1%		20,361

NET ASSETS — 100.0%		$21,616,420

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ETF	Exchange-Traded Fund
(a)	Non-income producing security.
(b)	A portion of this security is pledged as collateral for open futures contracts. (Note 2).
(c)	Maturity value of $1,806,568. Collateralized by U.S. Government Agency obligations with a rate of 1.625%, maturity date of 4/30/19, and an aggregate market value, including accrued interest, of $1,847,522.
(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments

December 31, 2016

	Number of Shares	Value
EQUITIES — 0.0%

COMMON STOCK — 0.0%
Energy — 0.0%
Oil & Gas — 0.0%
SandRidge Energy, Inc. (a)	287	$6,759

TOTAL COMMON STOCK (Cost $8,328)		6,759

TOTAL EQUITIES (Cost $8,328)		6,759

	Principal Amount
BONDS & NOTES — 93.9%

CORPORATE DEBT — 23.2%
Advertising — 0.1%
Omnicom Group, Inc. 3.600% 4/15/26	$585,000	578,958

Aerospace & Defense — 0.3%
The Boeing Co. 6.875% 3/15/39	405,000	572,183
Lockheed Martin Corp. 4.700% 5/15/46	440,000	478,599
TransDigm, Inc. 6.000% 7/15/22	125,000	130,000

		1,180,782

Agriculture — 0.2%
IOI Investment L Bhd (b) 4.375% 6/27/22	300,000	303,186
Reynolds American, Inc. 4.000% 6/12/22	545,000	570,028

		873,214

Airlines — 0.1%
Avianca Holdings SA/Avianca Leasing LLC/Grupo Taca Holdings Ltd. (b) 8.375% 5/10/20	300,000	304,500

Apparel — 0.0%
Levi Strauss & Co. 5.000% 5/01/25	50,000	50,000

Auto Manufacturers — 0.4%
Ford Motor Co. 7.450% 7/16/31	515,000	646,348
General Motors Financial Co., Inc. 2.400% 5/09/19	475,000	473,742
General Motors Financial Co., Inc. 3.200% 7/13/20	325,000	325,977

	Principal Amount	Value
General Motors Financial Co., Inc. 3.200% 7/06/21	$135,000	$133,874

		1,579,941

Automotive & Parts — 0.2%
Allison Transmission, Inc. (c) 5.000% 10/01/24	45,000	45,450
American Axle & Manufacturing Inc, Series A 6.625% 10/15/22	120,000	123,744
Dana, Inc. 5.500% 12/15/24	65,000	66,300
Delphi Automotive PLC 4.250% 1/15/26	104,000	107,674
Delphi Corp. 4.150% 3/15/24	455,000	468,981
The Goodyear Tire & Rubber Co. 5.125% 11/15/23	130,000	133,900

		946,049

Banks — 4.9%
Agromercantil Senior Trust (b) 6.250% 4/10/19	200,000	205,108
Australia & New Zealand Banking Group Ltd. (c) 4.875% 1/12/21	540,000	584,330
Banco de Costa Rica (b) 5.250% 8/12/18	750,000	756,525
Banco de Credito del Peru (c) 2.250% 10/25/19	200,000	197,500
Banco de Reservas de la Republica Dominicana (c) 7.000% 2/01/23	200,000	200,038
Banco GNB Sudameris SA (b) 7.500% 7/30/22	300,000	316,500
Banco Nacional de Comercio Exterior SNC 5 year CMT + 3.000%, VRN (b) 3.800% 8/11/26	500,000	468,125
Banco Nacional de Costa Rica (b) 4.875% 11/01/18	800,000	806,560
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand 5 year CMT + 4.580%, VRN (b) 5.950% 1/30/24	900,000	915,750
Bank of America Corp. 2.000% 1/11/18	450,000	451,035
Bank of America Corp. 2.503% 10/21/22	450,000	435,207
Bank of Montreal 1.900% 8/27/21	600,000	581,414
BB&T Corp. 2.050% 5/10/21	360,000	353,322

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
BB&T Corp. 2.450% 1/15/20	$525,000	$529,114
BBVA Bancomer SA VRN (b) 6.008% 5/17/22	500,000	500,000
Citigroup, Inc. 2.700% 3/30/21	950,000	947,826
CorpGroup Banking SA (b) 6.750% 3/15/23	750,000	712,597
DBS Group Holdings Ltd. USD 5 year swap rate + 2.390%, VRN (b) 3.600% 12/29/49	500,000	481,511
Global Bank Corp. (b) 5.125% 10/30/19	700,000	714,000
The Goldman Sachs Group, Inc. 2.350% 11/15/21	655,000	636,372
Industrial Senior Trust (b) 5.500% 11/01/22	500,000	479,670
JP Morgan Chase & Co. 2.972% 1/15/23	615,000	612,940
JP Morgan Chase & Co. 4.250% 10/01/27	570,000	585,634
Malayan Banking Bhd 5 year CMT + 2.600%, VRN (b) 3.250% 9/20/22	300,000	301,250
Morgan Stanley 2.500% 4/21/21	185,000	182,989
Morgan Stanley 2.625% 11/17/21	400,000	395,185
Morgan Stanley 3.125% 7/27/26	300,000	286,613
Morgan Stanley 3.875% 1/27/26	355,000	358,588
Oversea-Chinese Banking Corp. Ltd. USD 5 year swap rate + 2.203%, VRN (b) 4.000% 10/15/24	900,000	924,106
PNC Funding Corp. 3.300% 3/08/22	560,000	575,700
Royal Bank of Canada 2.500% 1/19/21	140,000	140,342
State Street Corp. 2.650% 5/19/26	375,000	355,660
State Street Corp. 3.550% 8/18/25	285,000	291,771
Sumitomo Mitsui Financial Group, Inc. 2.058% 7/14/21	385,000	372,368
Sumitomo Mitsui Financial Group, Inc. 2.934% 3/09/21	570,000	572,984
The Toronto-Dominion Bank 1.800% 7/13/21	970,000	939,317
United Overseas Bank Ltd. USD 5 year swap rate + 1.995%, VRN (b) 3.750% 9/19/24	700,000	713,125

	Principal Amount	Value
Wells Fargo & Co. 3.000% 4/22/26	$475,000	$453,260
Wells Fargo & Co. 3.000% 10/23/26	555,000	528,580
Wells Fargo & Co. 3.550% 9/29/25	250,000	249,586
Westpac Banking Corp. 2.000% 8/19/21	70,000	67,953
Westpac Banking Corp. 2.600% 11/23/20	520,000	522,102

		20,702,557

Beverages — 0.4%
Anheuser-Busch InBev Finance, Inc. 4.900% 2/01/46	275,000	297,239
Central American Bottling Corp. (b) 6.750% 2/09/22	200,000	204,000
The Coca-Cola Co. 1.550% 9/01/21	610,000	592,743
PepsiCo, Inc. 3.450% 10/06/46	665,000	605,806

		1,699,788

Biotechnology — 0.1%
Celgene Corp. 3.875% 8/15/25	285,000	289,078

Building Materials — 0.0%
Builders FirstSource, Inc. (c) 5.625% 9/01/24	45,000	45,225

Chemicals — 0.2%
Ashland LLC STEP 4.750% 8/15/22	60,000	62,250
Grupo Idesa SA de CV (b) 7.875% 12/18/20	850,000	769,250
Potash Corp. of Saskatchewan, Inc. 4.000% 12/15/26	125,000	125,791
PQ Corp. (c) 6.750% 11/15/22	60,000	64,200

		1,021,491

Commercial Services — 0.5%
Adani Ports & Special Economic Zone Ltd. (b) 3.500% 7/29/20	600,000	597,007
ENA Norte Trust (b) 4.950% 4/25/28	809,720	838,060
Live Nation Entertainment, Inc. (c) 4.875% 11/01/24	85,000	85,212
Prime Security Services Borrower LLC/Prime Finance, Inc. (c) 9.250% 5/15/23	120,000	130,650
S&P Global, Inc. 4.400% 2/15/26	285,000	301,489

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
The ServiceMaster Co. LLC (c) 5.125% 11/15/24	$45,000	$45,675
Team Health, Inc. (c) 7.250% 12/15/23	55,000	62,562

		2,060,655

Computers — 0.1%
Diamond 1 Finance Corp./Diamond 2 Finance Corp. (c) 7.125% 6/15/24	90,000	99,916
Hewlett Packard Enterprise Co. STEP 3.600% 10/15/20	455,000	462,878
Western Digital Corp. (c) 7.375% 4/01/23	35,000	38,500

		601,294

Cosmetics & Personal Care — 0.0%
Revlon Consumer Products Corp. STEP 5.750% 2/15/21	86,000	86,430
Revlon Consumer Products Corp. 6.250% 8/01/24	15,000	15,375

		101,805

Diversified Financial — 1.4%
Air Lease Corp. 3.750% 2/01/22	585,000	602,577
Ally Financial, Inc. 4.125% 3/30/20	555,000	560,550
Ally Financial, Inc. 4.250% 4/15/21	30,000	30,281
American Express Credit Corp. 2.250% 8/15/19	175,000	175,974
American Express Credit Corp. 2.250% 5/05/21	1,050,000	1,037,488
Bantrab Senior Trust (b) 9.000% 11/14/20	300,000	260,310
CIMPOR Financial Operations BV (b) 5.750% 7/17/24	400,000	332,040
Guanay Finance Ltd. (b) 6.000% 12/15/20	823,086	831,317
Interoceanica IV Finance Ltd. (b) 0.000% 11/30/25	713,734	581,693
National Rural Utilities Cooperative Finance Corp. 2.000% 1/27/20	440,000	436,821
Nationstar Mortgage LLC/Nationstar Capital Corp. 6.500% 7/01/21	40,000	40,500
Peru Enhanced Pass-Through Finance Ltd. (b) 0.000% 6/02/25	250,000	202,220
SUAM Finance BV (b) 4.875% 4/17/24	200,000	202,500

	Principal Amount	Value
Synchrony Financial 3.000% 8/15/19	$555,000	$562,192

		5,856,463

Electric — 1.6%
Abengoa Transmision Sur SA (b) 6.875% 4/30/43	299,370	306,854
AES Andres BV/Dominican Power Partners/Empresa Generadora de Electricidad It (c) 7.950% 5/11/26	500,000	515,860
Calpine Corp. 5.750% 1/15/25	45,000	43,425
Comision Federal de Electricidad (b) 4.750% 2/23/27	600,000	576,000
Duke Energy Corp. 3.750% 9/01/46	215,000	193,545
Duke Energy Progress, Inc. 4.150% 12/01/44	470,000	466,951
Empresa de Energia de Bogota SA ESP (b) 6.125% 11/10/21	600,000	618,000
Exelon Corp. 3.400% 4/15/26	1,040,000	1,020,425
Fortis, Inc. (c) 2.100% 10/04/21	590,000	570,244
Israel Electric Corp. Ltd. (b) 5.000% 11/12/24	700,000	728,399
Midamerican Energy Holdings Co. 6.500% 9/15/37	594,000	773,198
NRG Energy, Inc. (c) 7.250% 5/15/26	85,000	84,575
The Southern Co. 2.450% 9/01/18	875,000	883,985

		6,781,461

Engineering & Construction — 0.3%
Aeropuerto Internacional de Tocumen SA 5.750% 10/09/23	1,250,000	1,303,125

Entertainment — 0.1%
AMC Entertainment Holdings, Inc. (c) 5.875% 11/15/26	40,000	40,900
GLP Capital LP/GLP Financing II, Inc. 5.375% 4/15/26	40,000	41,716
Pinnacle Entertainment, Inc. (c) 5.625% 5/01/24	85,000	85,213
Scientific Games International, Inc. (c) 7.000% 1/01/22	45,000	48,263
WMG Acquisition Corp. (c) 6.750% 4/15/22	105,000	110,512

		326,604

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Environmental Controls — 0.1%
Waste Management, Inc. 4.100% 3/01/45	$475,000	$470,095

Foods — 1.2%
Albertsons Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC (c) 5.750% 3/15/25	85,000	84,150
Cencosud SA (b) 5.150% 2/12/25	600,000	606,462
Cosan Overseas Ltd. (b) 8.250% 11/29/49	700,000	697,900
JBS USA LLC/JBS USA Finance, Inc. (c) 5.750% 6/15/25	65,000	65,812
Kraft Heinz Foods Co. 1.600% 6/30/17	355,000	355,285
Kraft Heinz Foods Co. 2.000% 7/02/18	235,000	235,053
The Kroger Co. 3.400% 4/15/22	725,000	739,037
Marfrig Holdings Europe BV (c) 8.000% 6/08/23	200,000	207,020
Minerva Luxembourg SA 5 year CMT + 7.046%, VRN (b) 8.750% 12/29/49	500,000	511,875
Pilgrim’s Pride Corp. (c) 5.750% 3/15/25	130,000	129,675
TreeHouse Foods, Inc. (c) 6.000% 2/15/24	40,000	42,000
Tyson Foods, Inc. 3.950% 8/15/24	1,200,000	1,222,553

		4,896,822

Forest Products & Paper — 0.3%
Georgia-Pacific LLC (c) 3.600% 3/01/25	1,125,000	1,137,845
International Paper Co. 3.000% 2/15/27	270,000	254,729

		1,392,574

Gas — 0.3%
Fermaca Enterprises S de RL de CV (b) 6.375% 3/30/38	381,485	375,762
National Gas Co., of Trinidad & Tobago Ltd. (b) 6.050% 1/15/36	800,000	808,000
NGL Energy Partners LP/NGL Energy Finance Corp. (c) 7.500% 11/01/23	40,000	41,300

		1,225,062

Hand & Machine Tools — 0.0%
Milacron LLC/Mcron Finance Corp. (c) 7.750% 2/15/21	120,000	123,300

	Principal Amount	Value
Health Care – Products — 0.4%
DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp. (c) 8.125% 6/15/21	$15,000	$13,013
Thermo Fisher Scientific, Inc. 3.300% 2/15/22	895,000	909,296
Zimmer Biomet Holdings, Inc. 1.450% 4/01/17	565,000	565,136

		1,487,445

Health Care – Services — 0.8%
Acadia Healthcare Co., Inc. 5.625% 2/15/23	85,000	85,000
Anthem, Inc. 2.300% 7/15/18	585,000	588,824
Centene Corp. 4.750% 1/15/25	95,000	92,744
Centene Corp. 5.625% 2/15/21	45,000	47,313
Envision Healthcare Corp. (c) 6.250% 12/01/24	105,000	110,775
HCA, Inc. 5.875% 2/15/26	45,000	46,350
Laboratory Corp. of America Holdings 2.500% 11/01/18	575,000	580,067
Laboratory Corp. of America Holdings 4.700% 2/01/45	600,000	592,645
LifePoint Health, Inc. (c) 5.375% 5/01/24	45,000	44,078
MPH Acquisition Holdings LLC (c) 7.125% 6/01/24	125,000	131,575
RegionalCare Hospital Partners Holdings, Inc. (c) 8.250% 5/01/23	40,000	39,900
Select Medical Corp. 6.375% 6/01/21	130,000	130,000
Tenet Healthcare Corp. 6.750% 6/15/23	130,000	114,725
UnitedHealth Group, Inc. 4.200% 1/15/47	575,000	581,611

		3,185,607

Holding Company – Diversified — 0.3%
Argos Merger Sub, Inc. (c) 7.125% 3/15/23	105,000	107,100
Hutchison Whampoa International 12 Ltd. 5 year CMT + 5.176%, VRN (b) 6.000% 5/29/49	400,000	404,000
MUFG Americas Holdings Corp. 1.625% 2/09/18	560,000	558,034

		1,069,134

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Household Products — 0.0%
Kronos Acquisition Holdings, Inc. (c) 9.000% 8/15/23	$40,000	$39,900
Spectrum Brands, Inc. 5.750% 7/15/25	120,000	124,500

		164,400

Housewares — 0.0%
Newell Brands, Inc. 3.150% 4/01/21	135,000	137,389

Insurance — 0.3%
Liberty Mutual Group, Inc. (c) 6.500% 5/01/42	730,000	865,511
TIAA Asset Management Finance Co. LLC (c) 2.950% 11/01/19	570,000	579,839

		1,445,350

Internet — 0.1%
Amazon.com, Inc. 3.800% 12/05/24	270,000	283,724

Investment Companies — 0.3%
Grupo Aval Ltd. (b) 4.750% 9/26/22	800,000	789,200
GrupoSura Finance SA (b) 5.500% 4/29/26	300,000	307,200

		1,096,400

Iron & Steel — 0.0%
Signode Industrial Group Lux SA/Signode Industrial Group US, Inc. (c) 6.375% 5/01/22	85,000	84,788

Leisure Time — 0.1%
NCL Corp. Ltd. (c) 4.750% 12/15/21	90,000	89,944
Sabre GLBL, Inc. (c) 5.250% 11/15/23	85,000	87,284
Viking Cruises Ltd. (c) 8.500% 10/15/22	120,000	124,500

		301,728

Lodging — 0.1%
Hilton Domestic Operating Co., Inc. (c) 4.250% 9/01/24	95,000	92,150
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp. (c) 6.750% 11/15/21	85,000	86,062
MGM Growth Properties Operating Partnership LP/MGP Escrow Co-Issuer, Inc. (c) 5.625% 5/01/24	25,000	26,188
MGM Resorts International 4.625% 9/01/26	65,000	62,562

	Principal Amount	Value
Station Casinos LLC 7.500% 3/01/21	$80,000	$83,800

		350,762

Machinery – Construction & Mining — 0.0%
Terex Corp. 6.000% 5/15/21	110,000	112,475

Manufacturing — 0.0%
Gates Global LLC/Gates Global Co. (c) 6.000% 7/15/22	90,000	88,020

Media — 0.5%
CCO Holdings LLC/CCO Holdings Capital Corp. (c) 5.125% 5/01/23	30,000	30,900
CCO Holdings LLC/CCO Holdings Capital Corp. 5.250% 9/30/22	70,000	72,450
Cequel Communications Holdings I LLC/Cequel Capital Corp. (c) 6.375% 9/15/20	125,000	128,750
Comcast Corp. 4.400% 8/15/35	560,000	585,837
CSC Holdings LLC 5.250% 6/01/24	45,000	43,988
CSC Holdings LLC (c) 5.500% 4/15/27	40,000	40,500
Gray Television, Inc. (c) 5.125% 10/15/24	45,000	43,538
Gray Television, Inc. (c) 5.875% 7/15/26	70,000	69,475
Nexstar Escrow Corp. (c) 5.625% 8/01/24	65,000	64,513
Sinclair Television Group, Inc. (c) 5.625% 8/01/24	125,000	127,812
Sirius XM Radio, Inc. (c) 5.375% 7/15/26	125,000	122,187
TEGNA, Inc. (c) 4.875% 9/15/21	125,000	127,187
TV Azteca SAB de CV (b) 7.500% 5/25/18	550,000	489,500

		1,946,637

Metal Fabricate & Hardware — 0.0%
Grinding Media, Inc./MC Grinding Media Canada, Inc. (c) 7.375% 12/15/23	25,000	26,265
Novelis Corp. (c) 5.875% 9/30/26	25,000	25,250
Novelis Corp. (c) 6.250% 8/15/24	60,000	63,600

		115,115

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Mining — 0.0%
Lundin Mining Corp. (c) 7.500% 11/01/20	$80,000	$85,100

Office Equipment/Supplies — 0.1%
Xerox Corp. 2.950% 3/15/17	555,000	556,672

Oil & Gas — 1.8%
Apache Corp. 4.750% 4/15/43	330,000	339,909
Bharat Petroleum Corp. Ltd. (b) 4.625% 10/25/22	200,000	209,196
BP Capital Markets PLC 3.017% 1/16/27	205,000	197,838
BP Capital Markets PLC 3.723% 11/28/28	440,000	447,075
Chevron Corp. 1.365% 3/02/18	353,000	352,653
Chevron Corp. 1.561% 5/16/19	270,000	268,891
CNOOC Finance Australia Pty Ltd. 2.625% 5/05/20	300,000	298,793
CNOOC Finance Ltd. (b) 4.250% 1/26/21	200,000	208,369
Delek & Avner Tamar Bond Ltd. (c) 4.435% 12/30/20	800,000	814,000
EOG Resources, Inc. 4.150% 1/15/26	280,000	293,019
Extraction Oil & Gas Holdings LLC/Extraction Finance Corp. (c) 7.875% 7/15/21	40,000	42,800
Memorial Production Partners LP/Memorial Production Finance Corp. 6.875% 8/01/22	150,000	71,250
Noble Holding International Ltd. 7.750% 1/15/24	25,000	23,515
Occidental Petroleum Corp. 3.400% 4/15/26	145,000	146,094
ONGC Videsh Vankorneft Pte Ltd. (b) 3.750% 7/27/26	450,000	428,003
PDC Energy, Inc. (c) 6.125% 9/15/24	30,000	30,675
Petroleos Mexicanos (b) 5.500% 2/04/19	200,000	207,178
Petroleos Mexicanos (c) 6.750% 9/21/47	290,000	273,992
Petronas Global Sukuk Ltd. (b) 2.707% 3/18/20	800,000	798,759
Phillips 66 4.875% 11/15/44	50,000	52,803
Phillips 66 5.875% 5/01/42	200,000	236,811

	Principal Amount	Value
Reliance Holding USA, Inc. (b) 5.400% 2/14/22	$500,000	$540,551
Sanchez Energy Corp. 6.125% 1/15/23	50,000	47,500
SandRidge Energy, Inc., Convertible 0.000% 10/04/20	6,777	8,442
SandRidge Energy, Inc. (c) (e) 8.750% 6/01/20	30,000	-
Shell International Finance BV 1.375% 5/10/19	600,000	594,588
Sinopec Group Overseas Development 2015 Ltd. (c) 2.500% 4/28/20	400,000	397,348
Sinopec Group Overseas Development 2016 Ltd. (c) 2.000% 9/29/21	400,000	380,970

		7,711,022

Oil & Gas Services — 0.1%
Schlumberger Holding Corp. (c) 2.350% 12/21/18	285,000	287,351

Packaging & Containers — 0.1%
Berry Plastics Corp. 5.500% 5/15/22	90,000	93,600
Plastipak Holdings, Inc. (c) 6.500% 10/01/21	80,000	83,600
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC STEP 8.250% 2/15/21	69,359	71,613

		248,813

Pharmaceuticals — 1.2%
AbbVie, Inc. 4.700% 5/14/45	635,000	623,017
Actavis Funding SCS Co. 2.350% 3/12/18	586,000	589,388
AstraZeneca PLC 2.375% 11/16/20	285,000	284,031
Cardinal Health, Inc. 1.950% 6/15/18	585,000	586,272
Eli Lilly & Co. 3.700% 3/01/45	420,000	398,420
Endo Finance LLC/Endo Finco, Inc. STEP (c) 5.375% 1/15/23	100,000	84,750
Express Scripts Holding Co. 3.400% 3/01/27	135,000	126,483
Express Scripts Holding Co. 4.500% 2/25/26	285,000	293,400
inVentiv Group Holdings, Inc./inVentiv Health, Inc./inVentiv Health Clinical, Inc. (c) 7.500% 10/01/24	85,000	89,029

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Mylan NV (c) 3.150% 6/15/21	$605,000	$593,739
Quintiles Transnational Corp. (c) 4.875% 5/15/23	85,000	86,275
Shire Acquisitions Investments Ireland DAC 2.875% 9/23/23	695,000	660,561
Teva Pharmaceutical Finance Co. BV 2.950% 12/18/22	535,000	515,525
Teva Pharmaceutical Finance Netherlands III BV 2.800% 7/21/23	245,000	231,915
Vizient, Inc. (c) 10.375% 3/01/24	80,000	90,600

		5,253,405

Pipelines — 0.7%
Access Midstream Partners LP/ACMP Finance Corp. 4.875% 3/15/24	85,000	85,832
Energy Transfer Equity LP 5.500% 6/01/27	65,000	63,375
Energy Transfer Partners LP 4.750% 1/15/26	605,000	625,474
Fermaca Enterprises S de RL de CV (c) 6.375% 3/30/38	238,428	234,852
Kinder Morgan Energy Partners LP 6.950% 1/15/38	535,000	620,583
Sunoco Logistics Partners Operations LP 3.900% 7/15/26	750,000	725,954
Targa Resources Partners LP/Targa Resources Partners Finance Corp. (c) 5.375% 2/01/27	50,000	49,500
Transportadora de Gas Internacional SA ESP (b) 5.700% 3/20/22	500,000	515,000

		2,920,570

Real Estate Investment Trusts (REITS) — 0.5%
American Tower Corp. 4.400% 2/15/26	750,000	766,390
Boston Properties LP 4.125% 5/15/21	540,000	570,534
Equinix, Inc. 5.875% 1/15/26	80,000	84,200
ESH Hospitality, Inc. (c) 5.250% 5/01/25	125,000	124,375
Simon Property Group LP 3.300% 1/15/26	510,000	507,481

		2,052,980

Retail — 0.3%
Asbury Automotive Group, Inc. 6.000% 12/15/24	65,000	66,463

	Principal Amount	Value
CVS Health Corp. 2.875% 6/01/26	$300,000	$285,950
Dollar Tree, Inc. 5.750% 3/01/23	31,000	32,823
Grupo Elektra SAB DE CV (b) 7.250% 8/06/18	182,000	182,546
Rite Aid Corp. (c) 6.125% 4/01/23	80,000	86,000
Sally Holdings LLC/Sally Capital, Inc. 5.750% 6/01/22	115,000	119,456
The Home Depot, Inc. 3.000% 4/01/26	380,000	379,271
The Home Depot, Inc. 3.350% 9/15/25	260,000	266,645

		1,419,154

Semiconductors — 0.2%
Analog Devices, Inc. 2.500% 12/05/21	610,000	604,403
Intel Corp. 4.100% 5/19/46	305,000	302,309
Microsemi Corp. (c) 9.125% 4/15/23	25,000	29,125
NXP BV/NXP Funding LLC (c) 4.125% 6/01/21	95,000	98,087

		1,033,924

Software — 0.7%
Camelot Finance SA (c) 7.875% 10/15/24	60,000	62,100
Cengage Learning, Inc. (c) 9.500% 6/15/24	80,000	71,000
Ensemble S Merger Sub, Inc. (c) 9.000% 9/30/23	125,000	132,812
Fidelity National Information Services, Inc. 3.625% 10/15/20	420,000	434,813
First Data Corp. (c) 5.750% 1/15/24	60,000	61,913
First Data Corp. (c) 7.000% 12/01/23	60,000	63,900
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 Sarl/Greeneden US Ho (c) 10.000% 11/30/24	95,000	100,937
Infor US, Inc. 6.500% 5/15/22	85,000	88,613
Microsoft Corp. 4.450% 11/03/45	595,000	633,924
Open Text Corp. (c) 5.875% 6/01/26	85,000	89,675
Oracle Corp. 1.900% 9/15/21	640,000	625,404

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Oracle Corp. 4.125% 5/15/45	$590,000	$571,804
Solera LLC/ Solera Finance, Inc. (c) 10.500% 3/01/24	60,000	67,500

		3,004,395

Telecommunications — 1.2%
Axiata SPV2 Bhd (b) 3.466% 11/19/20	200,000	201,184
British Telecommunications PLC 5.950% 1/15/18	1,025,000	1,068,257
Cincinnati Bell, Inc. (c) 7.000% 7/15/24	105,000	111,037
Cisco Systems, Inc. 1.850% 9/20/21	610,000	595,339
CommScope, Inc. (c) 5.000% 6/15/21	125,000	128,750
Digicel Group Ltd. (b) 7.125% 4/01/22	700,000	543,018
Embarq Corp. 7.995% 6/01/36	75,000	70,313
Intelsat Jackson Holdings SA 5.500% 8/01/23	70,000	47,166
Intelsat Jackson Holdings SA (c) 8.000% 2/15/24	40,000	41,100
Level 3 Communications, Inc. 5.750% 12/01/22	125,000	128,437
Orange SA 2.750% 2/06/19	564,000	571,464
Telefonica Celular del Paraguay SA (b) 6.750% 12/13/22	500,000	508,750
Telesat Canada/Telesat LLC (c) 8.875% 11/15/24	65,000	67,763
Verizon Communications, Inc. 4.400% 11/01/34	1,075,000	1,061,010

		5,143,588

Transportation — 0.6%
Air Medical Merger Sub Corp. (c) 6.375% 5/15/23	130,000	124,800
Burlington Northern Santa Fe LLC 4.550% 9/01/44	555,000	590,103
CSX Corp. 3.800% 11/01/46	645,000	597,967
FedEx Corp. 4.750% 11/15/45	525,000	543,728
Lima Metro Line 2 Finance Ltd. (b) 5.875% 7/05/34	750,000	791,250
OPE KAG Finance Sub, Inc. (c) 7.875% 7/31/23	45,000	45,450

		2,693,298

TOTAL CORPORATE DEBT (Cost $99,215,084)		98,690,089

	Principal Amount	Value
MUNICIPAL OBLIGATIONS — 0.5%
City of Houston TX Combined Utility System Revenue 5.000% 11/15/35	$580,000	$667,673
Los Angeles County Metropolitan Transportation Authority 5.000% 6/01/33	320,000	376,115
Massachusetts School Building Authority 5.000% 11/15/34	370,000	433,784
North Texas Municipal Water District Water System Revenue 5.000% 9/01/35	310,000	357,972
State of California 5.000% 8/01/33	340,000	388,685

		2,224,229

TOTAL MUNICIPAL OBLIGATIONS (Cost $2,201,001)		2,224,229

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 28.2%
Commercial MBS — 8.1%
BXHTL Mortgage Trust, Series 2015-JWRZ, 1 mo. LIBOR + 1.230%, FRN (c) 1.934% 5/15/29	700,000	700,575
CFCRE Commercial Mortgage Trust, Series 2016-C3, Class XA, VRN 1.091% 1/10/48	5,838,966	423,009
CFCRE Commercial Mortgage Trust, Series 2016-C7, Class A3 3.839% 12/10/54	545,000	562,989
Citigroup Commercial Mortgage Trust, Series 2015-GC35, Class XA, VRN 0.903% 11/10/48	5,348,095	282,205
Citigroup Commercial Mortgage Trust, Series 2016-P4, Class XA, VRN 2.017% 7/10/49	3,772,704	503,344
Citigroup Commercial Mortgage Trust, Series 2016-P4, Class A4 2.902% 7/10/49	547,000	529,217
Citigroup Commercial Mortgage Trust, Series 2015-GC27, Class A5 3.137% 2/10/48	276,000	275,484
Citigroup Commercial Mortgage Trust, Series 2016-SMPL, Class D, VRN (c) 3.520% 9/10/31	534,000	516,196
Citigroup Commercial Mortgage Trust, Series 2016-P6, Class A5, VRN 3.720% 12/10/49	435,000	448,730

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Citigroup Commercial Mortgage Trust, Series 2015-GC31, Class C, VRN 4.064% 6/10/48	$700,000	$628,318
Citigroup Commercial Mortgage Trust, Series 2015-GC35, Class C 4.501% 11/10/48	413,000	397,920
COMM Mortgage Trust, Series 2016-DC2, Class XA, VRN 1.078% 2/10/49	994,709	67,324
COMM Mortgage Trust, Series 2015-CR22, Class D, VRN (c) 4.126% 3/10/48	650,000	510,228
COMM Mortgage Trust, Series 2015-LC23, Class C, VRN 4.645% 10/10/53	470,000	450,857
COMM Mortgage Trust, Series 2016-CR28, Class C, VRN 4.647% 2/10/49	517,000	500,443
Commercial Mortgage Trust, Series 2007-GG9, Class AMFX, 1 mo. LIBOR + 0.165%, FRN (c) 5.475% 3/10/39	417,339	416,868
Commercial Mortgage Trust, Series 2007-GG11, Class AM, VRN 5.867% 12/10/49	650,000	660,800
Cosmopolitan Hotel Trust, Series 2016-CSMO, Class C, 1 mo. LIBOR + 2.650%, FRN (c) 3.354% 11/15/33	370,000	371,373
Credit Suisse Commercial Mortgage Trust, Series 2007-C4, Class A1AM, VRN 5.935% 9/15/39	800,000	806,100
Credit Suisse Commercial Mortgage Trust, Series 2008-C1, Class AM, VRN (c) 6.062% 2/15/41	700,000	719,439
CSAIL Commercial Mortgage Trust, Series 2015-C1, Class XA, VRN 0.958% 4/15/50	9,289,229	513,009
CSAIL Commercial Mortgage Trust, Series 2015-C4, Class C, VRN 4.585% 11/15/48	427,000	410,829
GS Mortgage Securities Corp. II, Series 2013-GC10, Class XA, VRN 1.595% 2/10/46	5,635,212	408,256
GS Mortgage Securities Trust, Series 2015-GS1, Class XA, VRN 0.836% 11/10/48	8,197,076	465,433
GS Mortgage Securities Trust, Series 2014-GC20, Class XA, VRN 1.157% 4/10/47	7,733,227	433,824
GS Mortgage Securities Trust, Series 2014-GC26, Class D, VRN (c) 4.511% 11/10/47	267,000	215,315

	Principal Amount	Value
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2015-JP1, Class XA, VRN 1.151% 1/15/49	$5,408,538	$322,453
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class XA, VRN 1.866% 8/15/49	3,229,885	429,712
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class B, VRN 3.460% 8/15/49	174,000	170,932
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class C, VRN 3.796% 8/15/49	134,000	127,875
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-LDPX, Class AM, VRN 5.464% 1/15/49	549,600	543,243
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-LD12, Class AM, VRN 6.039% 2/15/51	540,000	551,442
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-CB20, Class AJ, VRN 6.152% 2/12/51	510,000	514,072
JPMBB Commercial Mortgage Securities Trust, Series 2015-C30, Class XA, VRN 0.704% 7/15/48	11,113,516	395,263
JPMBB Commercial Mortgage Securities Trust, Series 2015-C29, Class XA, VRN 0.946% 5/15/48	12,340,784	502,214
JPMBB Commercial Mortgage Securities Trust, Series 2014-C25, Class XA, VRN 0.998% 11/15/47	5,189,584	274,793
JPMBB Commercial Mortgage Securities Trust, Series 2015-C28, Class XA, VRN 1.195% 10/15/48	8,917,074	523,893
JPMBB Commercial Mortgage Securities Trust, Series 2015-C30, Class B, VRN 4.310% 7/15/48	610,000	587,537
JPMBB Commercial Mortgage Securities Trust, Series 2015-C33, Class C, VRN 4.618% 12/15/48	527,000	521,251

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
JPMBB Commercial Mortgage Securities Trust, Series 2015-C32, Class C, VRN 4.668% 11/15/48	$100,000	$91,036
JPMBB Commercial Mortgage Securities Trust, Series 2016-C1, Class C, VRN 4.905% 3/15/49	466,000	464,290
LB-UBS Commercial Mortgage Trust, Series 2007-C1, Class AJ 5.484% 2/15/40	1,160,000	1,160,557
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class AM, VRN 5.493% 2/15/40	700,000	704,785
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C26, Class D (c) 3.060% 10/15/48	650,000	450,461
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27, Class D, VRN (c) 3.237% 12/15/47	504,000	311,105
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20, Class A4 3.249% 2/15/48	175,000	174,504
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C32, Class A4 3.720% 12/15/49	454,000	464,654
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19, Class C 4.000% 12/15/47	650,000	582,044
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C23, Class C, VRN 4.135% 7/15/50	650,000	606,381
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27, Class C, VRN 4.537% 12/15/47	351,000	321,913
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C29, Class C, VRN 4.753% 5/15/49	475,000	462,982
Morgan Stanley Capital I, Series 2015-UBS8, Class XA, VRN 0.975% 12/15/48	6,646,704	419,412
Morgan Stanley Capital I, Series 2015-XLF2, Class AFSC, 1 mo. LIBOR + 3.000%, FRN (c) 3.704% 8/15/26	478,000	477,400
Morgan Stanley Capital I, Series 2007-HQ11, Class AJ, VRN 5.508% 2/12/44	470,000	470,000

	Principal Amount	Value
Morgan Stanley Capital I Trust, Series 2016-UB11, Class XA, VRN 1.683% 8/15/49	$1,611,687	$170,049
MSCG Trust, Series 2016-SNR, Class C (c) 5.205% 11/15/34	539,000	538,648
SG Commercial Mortgage Securities Trust, Series 2016-C5, Class XA, VRN 2.032% 10/10/48	3,986,647	500,514
THL Credit Wind River CLO Ltd., Series 2012-1A, Class DR, 1 mo. LIBOR + 4.100%, FRN (c) 4.980% 1/15/26	1,000,000	999,981
Wachovia Bank Commercial Mortgage Trust Series, Series 2007-C30, Class AM 5.383% 12/15/43	650,000	650,308
Wachovia Bank Commercial Mortgage Trust Series, Series 2007-C30, Class AJ, VRN 5.413% 12/15/43	544,000	546,817
Wachovia Bank Commercial Mortgage Trust Series, Series 2006-C28, Class AJ, VRN 5.632% 10/15/48	1,028,862	1,025,034
Wachovia Bank Commercial Mortgage Trust Series, Series 2007-C32, Class AMFX (c) 5.703% 6/15/49	415,000	419,033
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS2, Class XA, VRN 0.794% 7/15/58	12,874,757	557,207
Wells Fargo Commercial Mortgage Trust, Series 2015-P2, Class XA, VRN 1.029% 12/15/48	5,499,059	345,331
Wells Fargo Commercial Mortgage Trust, Series 2015-C31, Class XA, VRN 1.112% 11/15/48	6,744,068	470,513
Wells Fargo Commercial Mortgage Trust, Series 2016-NXS6, Class XA, VRN 1.663% 11/15/49	2,411,560	255,545
Wells Fargo Commercial Mortgage Trust, Series 2015-P2, Class A4 3.809% 12/15/48	392,000	409,334
Wells Fargo Commercial Mortgage Trust, Series 2014-LC16, Class D (c) 3.938% 8/15/50	560,000	428,548

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Wells Fargo Commercial Mortgage Trust, Series 2015-LC22, Class C, VRN 4.540% 9/15/58	$390,000	$386,511
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS4, Class C, VRN 4.602% 12/15/48	421,000	419,104
Wells Fargo Commercial Mortgage Trust, Series 2015-C31, Class C, VRN 4.611% 11/15/48	468,000	465,667
WFRBS Commercial Mortgage Trust IO, Series 2014-C21, Class XA, VRN 1.157% 8/15/47	12,792,149	760,313

		34,192,746

Home Equity ABS — 0.9%
GSAA Home Equity Trust, Series 2007-10, Class A2A 6.500% 11/25/37	5,424,013	3,902,954

Other ABS — 8.0%
Adams Mill CLO Ltd., Series 2014-1A, Class A1, 3 mo. USD LIBOR + 1.480%, FRN (c) 2.360% 7/15/26	500,000	500,510
ALM VII R Ltd., Series 2013-7RA, Class CR, 3 mo. USD LIBOR + 4.040%, FRN (c) 4.775% 10/15/28	1,000,000	977,500
ALM XIX LLC, Series 2016-19A, Class B, 3 mo. USD LIBOR + 3.000%, FRN (c) 3.634% 7/15/28	500,000	505,528
ALM XIX LLC, Series 2016-19A, Class C, 3 mo. USD LIBOR + 4.350%, FRN (c) 4.984% 7/15/28	500,000	503,098
Anchorage Capital CLO Ltd., Series 2014-5A, Class A, 3 mo. USD LIBOR + 1.600%, FRN (c) 2.480% 10/15/26	1,000,000	1,000,502
Blackbird Capital Aircraft Lease Securitization Ltd., Series 2016-1A, Class B, STEP (c) 5.682% 12/16/41	1,000,000	986,875
BlueMountain CLO II Ltd., Series 2006-2A, Class C, 3 mo. USD LIBOR + 0.800%, FRN (c) 1.731% 7/15/18	1,025,000	1,017,144

	Principal Amount	Value
BlueMountain CLO Ltd., Series 2015-2A, Class C, 3 mo. USD LIBOR + 2.700%, FRN (c) 3.582% 7/18/27	$1,000,000	$1,003,898
BlueMountain CLO Ltd., Series 2015-3A, Class B, 3 mo. USD LIBOR + 3.100%, FRN (c) 3.981% 10/20/27	1,000,000	1,005,172
BlueMountain CLO Ltd., Series 2013-1A, Class CR, 3 mo. USD LIBOR + 4.150%, FRN (c) 4.306% 1/20/29	1,000,000	999,873
BlueMountain CLO Ltd., Series 2015-3A, Class C, 3 mo. USD LIBOR + 3.550%, FRN (c) 4.431% 10/20/27	1,000,000	965,453
BlueMountain CLO Ltd., Series 2015-2A, Class D, 3 mo. USD LIBOR + 3.550%, FRN (c) 4.432% 7/18/27	1,000,000	956,167
Carlyle Global Market Strategies CLO Ltd., Series 2016-2A, Class D2, 3 mo. USD LIBOR + 6.450%, FRN (c) 7.084% 7/15/27	500,000	491,851
Castle Aircraft SecuritizationTrust, Series 2015-1A, Class A (c) 4.703% 12/15/40	978,373	990,604
Dryden XXV Senior Loan Fund, Series 2012-25A, Class D, 3 mo. USD LIBOR + 4.000%, FRN (c) 4.880% 1/15/25	833,000	832,985
Global SC Finance II SRL, Series 2014-1A, Class A1 (c) 3.190% 7/17/29	276,792	265,792
Goldentree Loan Opportunities X Ltd., Series 2015-10A, Class D, 3 mo. USD LIBOR + 3.350%, FRN (c) 4.231% 7/20/27	1,000,000	948,726
HERO Funding Trust, Series 2016-4A, Class A2 (c) 4.290% 9/20/47	500,000	502,110
LCM XVIII LP, Series 19A, Class D, 3 mo. USD LIBOR + 3.450%, FRN (c) 4.330% 7/15/27	1,000,000	947,925
Limerock CLO I, Series 2007-1A, Class B, 3 mo. LIBOR + ..630%, FRN (c) 1.512% 4/24/23	1,000,000	999,600

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Madison Park Funding Ltd., Series 2007-6A, Class C, 3 mo. USD LIBOR + 1.000%, FRN (c) 1.884% 7/26/21	$1,000,000	$980,296
Madison Park Funding XIV Ltd., Series 2014-14A, Class D, 3 mo. USD LIBOR + 3.600%, FRN (c) 4.481% 7/20/26	1,000,000	987,960
Madison Park Funding XVIII Ltd., Series 2015-18A, Class D2, 3 mo. USD LIBOR + 3.950%, FRN (c) 4.831% 10/21/26	1,000,000	1,000,130
MAPS CLO Fund II Ltd., Series 2007-2A, Class B, 3 mo. USD LIBOR + 0.900%, FRN (c) 1.781% 7/20/22	500,000	489,497
Merrill Lynch Mortgage Investors Trust Series, Series 2006-OPT1, Class A2C, 1 mo. USD LIBOR + 0.150%, FRN 0.734% 8/25/37	3,242,722	2,789,924
OneMain Financial Issuance Trust, Series 2015-2A, Class A (c) 2.570% 7/18/25	200,000	199,881
OneMain Financial Issuance Trust, Series 2015-1A, Class A (c) 3.190% 3/18/26	3,000,000	3,019,472
Race Point VIII CLO Ltd., Series 2013-8A, Class B, 3 mo. USD LIBOR + 1.900%, FRN (c) 2.811% 2/20/25	500,000	500,147
Springleaf Funding Trust, Series 2015-AA, Class A (c) 3.160% 11/15/24	3,000,000	3,018,363
TAL Advantage V LLC, Series 2013-1A, Class A (c) 2.830% 2/22/38	308,333	293,553
TAL Advantage V LLC, Series 2014-1A, Class A (c) 3.510% 2/22/39	493,067	474,238
TCI-Cent CLO Ltd., Series 2016-1A, Class C, 3 mo. USD LIBOR + 4.000%, FRN (c) 4.934% 12/21/29	1,000,000	970,222
THL Credit Wind River CLO Ltd., Series 2016-1A, Class C, 3 mo. USD LIBOR + 3.200%, FRN (c) 4.080% 7/15/28	500,000	502,531
Venture VI CDO Ltd., Series 2006-1A, Class B, 3 mo. USD LIBOR + 0.640%, FRN (c) 1.521% 8/03/20	1,000,000	973,827

	Principal Amount	Value
Venture XVII CLO Ltd., Series 2014-17A, Class B2, 3 mo. USD LIBOR + 2.100%, FRN (c) 2.980% 7/15/26	$1,000,000	$1,000,697
Westcott Park Clo Ltd., Series 2016-1A, Class D, 3 mo. USD LIBOR + 4.350%, FRN (c) 5.231% 7/20/28	500,000	503,354

		34,105,405

WL Collateral CMO — 10.5%
Citigroup Mortgage Loan Trust, Series 2007-AR5, Class 1A2A, VRN 3.108% 4/25/37	4,320,347	3,816,381
CitiMortgage Alternative Loan Trust, Series 2006-A1, Class 1A5 5.500% 4/25/36	4,133,402	3,884,488
Countrywide Alternative Loan Trust, Series 2006-13T1, Class A11 6.000% 5/25/36	3,141,959	2,569,521
Countrywide Alternative Loan Trust, Series 2006-36T2, Class 2A1 6.250% 12/25/36	5,251,811	3,773,180
Countrywide Home Loans Mortgage Pass-Through Trust, Series 2007-HYB2, Class 3A1, VRN 3.141% 2/25/47	2,752,519	2,300,447
Countrywide Home Loans Mortgage Pass-Through Trust, Series 2007-14, Class A6 6.000% 9/25/37	2,625,653	2,376,116
CSMC Trust, Series 2015-RPL3, Class A1, STEP (c) 3.750% 12/25/56	5,369,217	5,388,157
HarborView Mortgage Loan Trust, Series 2006-11, Class A1A, 1 mo. USD LIBOR + 0.170%, FRN 0.906% 12/19/36	2,166,367	1,738,772
IndyMac INDX Mortgage Loan Trust, Series 2007-AR5, Class 2A1, VRN 3.174% 5/25/37	4,625,897	3,785,267
Morgan Stanley Mortgage Loan Trust, Series 2005-3AR, Class 2A1, VRN 2.966% 7/25/35	1,154,344	1,011,359
Nomura Asset Acceptance Corp. Alternative Loan Trust Series, Series 2006-AR1, Class 2A1, VRN 3.591% 2/25/36	4,229,463	3,447,085
RBSSP Resecuritization Trust, Series 2009-5, Class 2A3, VRN (c) 6.499% 10/26/37	1,644,912	1,333,228

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
RFMSI Series Trust, Series 2007-S4, Class A5, 1 mo. USD LIBOR + 0.600%, FRN 6.000% 4/25/37	$827,127	$822,243
Structured Adjustable Rate Mortgage Loan Trust, Series 2008-1, Class A2, FRN 3.027% 10/25/37	2,481,725	2,289,201
Towd Point Mortgage Trust, Series 2015-2, Class 1A13, VRN (c) 2.500% 11/25/60	4,485,806	4,523,539
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-4, Class 3A5, STEP 6.350% 5/25/36	1,822,894	1,377,641

		44,436,625

WL Collateral PAC — 0.7%
Countrywide Alternative Loan Trust, Series 2006-19CB, Class A15 6.000% 8/25/36	3,214,752	2,864,559

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $122,374,177)		119,502,289

SOVEREIGN DEBT OBLIGATIONS — 1.2%
Colombia Government International Bond 4.500% 1/28/26	200,000	206,000
Dominican Republic International Bond (b) 6.850% 1/27/45	100,000	94,472
Guatemala Government Bond (b) 4.875% 2/13/28	200,000	193,012
Hungary Government International Bond 4.000% 3/25/19	300,000	310,500
Indonesia Government International Bond (c) 4.350% 1/08/27	500,000	501,061
Instituto Costarricense de Electricidad (b) 6.950% 11/10/21	200,000	208,300
Mexico Government International Bond 4.125% 1/21/26	200,000	198,400
Mexico Government International Bond 4.750% 3/08/44	100,000	90,930
Panama Government International Bond 3.875% 3/17/28	400,000	391,000

	Principal Amount	Value
Panama Government International Bond 4.300% 4/29/53	$200,000	$179,000
Panama Government International Bond 5.200% 1/30/20	500,000	537,000
Poland Government International Bond 5.125% 4/21/21	400,000	436,372
Qatar Government International Bond (b) 2.375% 6/02/21	800,000	782,539
United Mexican States 4.000% 10/02/23	830,000	831,992

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $5,053,190)		4,960,578

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 11.9%
Collateralized Mortgage Obligations — 6.5%
Federal Home Loan Mortgage Corp.
Series 4481, Class B 3.000% 12/15/42	8,390,069	8,472,462
Series 4483, Class CA 3.000% 6/15/44	8,058,476	8,134,738
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates
Series K722, Class X1 1.311% 3/25/23 VRN	6,733,674	443,012
Series K053, Class A2 2.995% 12/25/25	463,000	466,666
Series K050, Class A2 3.334% 8/25/25 VRN	350,000	361,991
Federal National Mortgage Association
Series 2016-M3, Class A2 2.702% 2/25/26	465,000	456,452
Series 2015-9, Class HA 3.000% 1/25/45	1,354,091	1,386,431
Government National Mortgage Association
Series 2015-74, Class LZ 3.500% 5/20/45	3,027,205	2,946,369
Series 2015-92, Class CZ 3.500% 6/20/45	4,816,741	4,704,548

		27,372,669

Pass-Through Securities — 5.4%
Federal Home Loan Mortgage Corp.
Pool #G08658 3.000% 8/01/45	4,424,824	4,403,909
Pool #G08632 3.500% 3/01/45	3,751,479	3,845,120

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Federal National Mortgage Association
Pool #MA2248 3.000% 4/01/45	$3,079,396	$3,035,250
Pool #AS7661 3.000% 8/01/46	1,906,355	1,879,026
Pool #MA2711 3.000% 8/01/46	6,727,965	6,631,514
Pool #AX2501 4.000% 10/01/44	3,095,558	3,255,777

		23,050,596

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $50,534,771)		50,423,265

U.S. TREASURY OBLIGATIONS — 28.9%
U.S. Treasury Bonds & Notes — 28.9%
U.S. Treasury Bond 2.750% 11/15/42	3,710,000	3,503,486
U.S. Treasury Inflation Index 0.125% 4/15/21	3,518,586	3,538,723
U.S. Treasury Inflation Index 0.125% 7/15/24	8,021,840	7,880,616
U.S. Treasury Inflation Index 0.125% 7/15/26	5,314,373	5,139,004
U.S. Treasury Inflation Index 0.625% 1/15/24	5,127,953	5,218,056
U.S. Treasury Inflation Index 1.000% 2/15/46	8,304,021	8,339,114
U.S. Treasury Note 0.500% 1/31/17	3,840,000	3,839,644
U.S. Treasury Note 0.625% 5/31/17	5,130,000	5,129,699
U.S. Treasury Note 1.000% 2/15/18	11,420,000	11,424,015
U.S. Treasury Note 1.000% 5/15/18	690,000	689,761
U.S. Treasury Note 1.500% 2/28/23	190,000	182,756
U.S. Treasury Note 1.500% 3/31/23	7,610,000	7,314,518
U.S. Treasury Note 1.750% 12/31/20	300,000	299,889
U.S. Treasury Note 1.750% 3/31/22	8,010,000	7,903,851
U.S. Treasury Note 2.000% 11/30/20	14,450,000	14,597,464
U.S. Treasury Note 2.000% 8/15/25	210,000	203,456
U.S. Treasury Note 2.125% 1/31/21	12,880,000	13,050,308

	Principal Amount	Value
U.S. Treasury Note 2.125% 5/15/25	$9,270,000	$9,089,670
U.S. Treasury Note 2.250% 3/31/21	15,030,000	15,301,831

		122,645,861

TOTAL U.S. TREASURY OBLIGATIONS (Cost $125,294,976)		122,645,861

TOTAL BONDS & NOTES (Cost $404,673,199)		398,446,311

MUTUAL FUNDS — 2.0%
Diversified Financial — 2.0%
DoubleLine Floating Rate Fund	859,180	8,531,659

TOTAL DIVERSIFIED FINANCIAL (Cost $8,754,937)		8,531,659

TOTAL MUTUAL FUNDS (Cost $8,754,937)		8,531,659

TOTAL LONG-TERM INVESTMENTS (Cost $413,436,464)		406,984,729

SHORT-TERM INVESTMENTS — 3.6%
Repurchase Agreement — 3.6%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/30/16, 0.010%, due 1/03/17 (f)	15,139,327	15,139,327

Time Deposit — 0.0%
Euro Time Deposit 0.010% 1/03/17	74,857	74,857

TOTAL SHORT-TERM INVESTMENTS (Cost $15,214,184)		15,214,184

TOTAL INVESTMENTS — 99.5% (Cost $428,650,648) (g)		422,198,913

Other Assets/(Liabilities) — 0.5%		2,332,130

NET ASSETS — 100.0%		$424,531,043

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ABS	Asset-Backed Security
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments (Continued)

CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Treasury Index
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
PAC	Planned Amortization Class
STEP	Step Up Bond
VRN	Variable Rate Note
WL	Whole Loan
(a)	Non-income producing security.
(b)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2016, these securities amounted to a value of $27,352,189 or 6.44% of net assets.
(c)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2016, these securities amounted to a value of $63,634,072 or 14.99% of net assets.
(d)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued. At December 31, 2016, these securities amounted to a value of $8,442 or 0.00% of net assets.
(e)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At December 31, 2016, these securities amounted to a value of $0 or 0.00% of net assets.
(f)	Maturity value of $15,139,344. Collateralized by U.S. Government Agency obligations with rates ranging from 1.625% – 8.125%, maturity dates ranging from 4/30/19 – 8/15/21, and an aggregate market value, including accrued interest, of $15,444,351.
(g)	See Note 6 for aggregate cost for federal tax purposes.

Country weightings, as a percentage of net assets, is as follows:

United States	79.6%
Cayman Islands	6.6%
Mexico	1.4%
Panama	1.0%
Canada	0.6%
Netherlands	0.6%
Singapore	0.6%
United Kingdom	0.5%
Australia	0.5%
Colombia	0.4%
Costa Rica	0.4%
Malaysia	0.4%
Israel	0.4%
Chile	0.3%
Luxembourg	0.3%
British Virgin Islands	0.3%
Japan	0.2%
Trinidad And Tobago	0.2%

India	0.2%
Qatar	0.2%
Bermuda	0.2%
Ireland	0.2%
France	0.1%
Paraguay	0.1%
Peru	0.1%
Indonesia	0.1%
Poland	0.1%
Hungary	0.1%
Dominican Republic	0.1%
Barbados	0.1%
Guatemala	0.0%

Total Long-Term Investments	95.9%
Short-Term Investments and Other Assets and Liabilities	4.1%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MML Equity Rotation Fund – Portfolio of Investments

December 31, 2016

	Number of Shares	Value
EQUITIES — 97.0%

COMMON STOCK — 97.0%
Basic Materials — 5.5%
Chemicals — 1.3%
Eastman Chemical Co.	300	$22,563
Ingevity Corp. (a)	4,900	268,814
Praxair, Inc.	200	23,438

		314,815

Foods — 0.8%
BHP Billiton Ltd. Sponsored ADR (Australia)	5,000	178,900

Iron & Steel — 3.4%
ArcelorMittal (a)	46,900	342,370
Nucor Corp.	4,800	285,696
Reliance Steel & Aluminum Co.	2,100	167,034

		795,100

		1,288,815

Communications — 14.6%
Internet — 9.7%
Akamai Technologies, Inc. (a)	2,300	153,364
Alphabet, Inc. Class A (a)	280	221,886
Alphabet, Inc. Class C (a)	50	38,591
Amazon.com, Inc. (a)	1,590	1,192,293
Facebook, Inc. Class A (a)	3,110	357,806
MercadoLibre, Inc.	1,030	160,824
VeriSign, Inc. (a)	1,900	144,533

		2,269,297

Media — 0.9%
News Corp. Class A	2,400	27,504
Scripps Networks Interactive Class A	2,600	185,562

		213,066

Telecommunications — 4.0%
AT&T, Inc.	5,000	212,650
Cisco Systems, Inc.	6,000	181,320
Corning, Inc.	13,600	330,072
Sprint Corp. (a)	9,300	78,306
Zayo Group Holdings, Inc. (a)	3,900	128,154

		930,502

		3,412,865

Consumer, Cyclical — 9.0%
Auto Manufacturers — 1.0%
General Motors Co.	6,800	236,912

Automotive & Parts — 1.5%
The Goodyear Tire & Rubber Co.	4,800	148,176
Lear Corp.	1,490	197,231

		345,407

	Number of Shares	Value
Home Builders — 1.4%
Lennar Corp. Class A	3,300	$141,669
Thor Industries, Inc.	1,900	190,095

		331,764

Home Furnishing — 0.4%
Sony Corp. Sponsored ADR (Japan)	3,600	100,908

Housewares — 0.6%
The Toro Co.	2,400	134,280

Lodging — 0.5%
MGM Resorts International (a)	3,600	103,788

Retail — 3.6%
Burlington Stores, Inc. (a)	900	76,275
Darden Restaurants, Inc.	1,600	116,352
Domino’s Pizza, Inc.	1,250	199,050
The Home Depot, Inc.	2,000	268,160
Target Corp.	2,500	180,575

		840,412

		2,093,471

Consumer, Non-cyclical — 12.3%
Biotechnology — 3.4%
Amgen, Inc.	1,040	152,058
Biogen, Inc. (a)	1,170	331,789
Celgene Corp. (a)	1,540	178,255
Gilead Sciences, Inc.	1,750	125,317

		787,419

Commercial Services — 5.5%
Global Payments, Inc.	1,700	117,997
Quanta Services, Inc. (a)	5,400	188,190
United Rentals, Inc. (a)	3,000	316,740
Vantiv, Inc. Class A (a)	7,100	423,302
Visa, Inc. Class A	600	46,812
The Western Union Co.	8,500	184,620

		1,277,661

Health Care – Products — 1.2%
Johnson & Johnson	2,420	278,808

Health Care – Services — 0.9%
Aetna, Inc.	1,730	214,537

Pharmaceuticals — 1.3%
AbbVie, Inc.	1,600	100,192
McKesson Corp.	1,110	155,900
Merck & Co., Inc.	300	17,661
Pfizer, Inc.	800	25,984

		299,737

		2,858,162

Energy — 6.0%
Oil & Gas — 5.7%
Apache Corp.	400	25,388

The accompanying notes are an integral part of the financial statements.

MML Equity Rotation Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Chevron Corp.	200	$23,540
Devon Energy Corp.	1,100	50,237
Exxon Mobil Corp.	3,900	352,014
Helmerich & Payne, Inc.	4,600	356,040
Marathon Petroleum Corp.	2,600	130,910
Rowan Cos. PLC Class A	7,000	132,230
Tesoro Corp.	2,900	253,605

		1,323,964

Oil & Gas Services — 0.3%
Baker Hughes, Inc.	1,000	64,970

		1,388,934

Financial — 19.1%
Banks — 12.7%
Bank of America Corp.	7,000	154,700
Bank of Montreal	1,900	136,648
Citigroup, Inc.	8,100	481,383
Fifth Third Bancorp	17,400	469,278
Huntington Bancshares, Inc.	23,600	311,992
KeyCorp	13,000	237,510
PacWest Bancorp	5,400	293,976
The PNC Financial Services Group, Inc.	2,600	304,096
State Street Corp.	3,100	240,932
SunTrust Banks, Inc.	2,600	142,610
Wells Fargo & Co.	500	27,555
Zions Bancorp	4,000	172,160

		2,972,840

Diversified Financial — 3.7%
The Goldman Sachs Group, Inc.	1,200	287,340
JP Morgan Chase & Co.	5,600	483,224
Legg Mason, Inc.	2,900	86,739

		857,303

Insurance — 2.6%
Aflac, Inc.	1,800	125,280
Berkshire Hathaway, Inc. Class B (a)	300	48,894
Lincoln National Corp.	5,400	357,858
Torchmark Corp.	700	51,632
The Travelers Cos., Inc.	200	24,484

		608,148

Real Estate Investment Trusts (REITS) — 0.1%
Simon Property Group, Inc.	100	17,767

		4,456,058

Industrial — 13.4%
Aerospace & Defense — 3.4%
Lockheed Martin Corp.	2,560	639,846
Spirit AeroSystems Holdings, Inc. Class A	2,500	145,875

		785,721

	Number of Shares	Value
Building Materials — 0.5%
Owens Corning, Inc.	2,500	$128,900

Electrical Components & Equipment — 0.2%
Energizer Holdings, Inc.	1,070	47,733

Electronics — 0.9%
Waters Corp. (a)	1,520	204,273

Engineering & Construction — 1.0%
Fluor Corp.	4,600	241,592

Hand & Machine Tools — 0.8%
Regal Beloit Corp.	2,700	186,975

Machinery – Construction & Mining — 2.1%
Caterpillar, Inc.	5,400	500,796

Machinery – Diversified — 0.5%
BWX Technologies, Inc.	2,800	111,160

Manufacturing — 1.0%
3M Co.	400	71,428
Carlisle Cos., Inc.	1,400	154,406

		225,834

Miscellaneous – Manufacturing — 0.4%
A.O. Smith Corp.	1,800	85,230

Packaging & Containers — 1.7%
Graphic Packaging Holding Co.	8,400	104,832
Packaging Corporation of America	3,400	288,388

		393,220

Shipbuilding — 0.8%
Huntington Ingalls Industries, Inc.	1,000	184,190

Transportation — 0.1%
Union Pacific Corp.	200	20,736

		3,116,360

Technology — 16.9%
Computers — 4.0%
Apple, Inc.	1,210	140,142
Cadence Design Systems, Inc. (a)	11,300	284,986
NCR Corp. (a)	3,600	146,016
NetApp, Inc.	10,300	363,281

		934,425

Internet — 0.5%
Check Point Software Technologies Ltd. (a)	1,400	118,244

Semiconductors — 7.9%
Applied Materials, Inc.	13,600	438,872
ASML Holding NV	810	90,882
Broadcom Ltd.	500	88,385
Lam Research Corp.	2,900	306,617
Micron Technology, Inc. (a)	2,900	63,568
NVIDIA Corp.	4,500	480,330
NXP Semiconductor NV (a)	590	57,826
Skyworks Solutions, Inc.	2,000	149,320

The accompanying notes are an integral part of the financial statements.

MML Equity Rotation Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR (Taiwan)	1,200	$34,500
Texas Instruments, Inc.	1,900	138,643

		1,848,943

Software — 4.5%
Activision Blizzard, Inc.	5,300	191,383
Electronic Arts, Inc. (a)	3,800	299,288
Fidelity National Information Services, Inc.	1,000	75,640
Intuit, Inc.	1,360	155,870
Leidos Holdings, Inc.	2,100	107,394
Microsoft Corp.	900	55,926
Nuance Communications, Inc. (a)	4,500	67,050
Veeva Systems, Inc. Class A (a)	2,100	85,470

		1,038,021

		3,939,633

Utilities — 0.2%
Electric — 0.2%
The Southern Co.	900	44,271

TOTAL COMMON STOCK (Cost $18,906,275)		22,598,569

TOTAL EQUITIES (Cost $18,906,275)		22,598,569

TOTAL LONG-TERM INVESTMENTS (Cost $18,906,275)		22,598,569

	Principal Amount
SHORT-TERM INVESTMENTS — 3.1%
Repurchase Agreement — 3.1%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/30/16, 0.010%, due 1/03/17 (b)	$722,904	722,904

TOTAL SHORT-TERM INVESTMENTS (Cost $722,904)		722,904

TOTAL INVESTMENTS — 100.1% (Cost $19,629,179) (c)		23,321,473

Other Assets/(Liabilities) — (0.1)%		(11,864)

NET ASSETS — 100.0%		$23,309,609

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $722,905. Collateralized by U.S. Government Agency obligations with a rate of 1.625%, maturity date of 4/30/19, and an aggregate market value, including accrued interest, of $742,038.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML High Yield Fund – Portfolio of Investments

December 31, 2016

	Principal Amount	Value
BONDS & NOTES — 96.1%

BANK LOANS — 5.5%
Oil & Gas — 5.5%
Caelus Energy Alaska O3 LLC, 2nd Lien Term Loan 8.750% 4/15/20	$3,139,220	$2,511,376
Chemours Co. (The), Term Loan B 3.750% 5/12/22	352,113	349,694
Fieldwood Energy LLC, 1st Lien Last Out Term Loan 8.375% 9/30/20	1,687,384	1,463,805
Fieldwood Energy LLC, 2nd Lien Term Loan 8.375% 9/30/20	2,013,087	1,409,160
Fieldwood Energy LLC, New 1st Lien Term Loan 8.000% 8/31/20	1,274,554	1,204,454

		6,938,489

TOTAL BANK LOANS (Cost $6,409,848)		6,938,489

CORPORATE DEBT — 90.6%
Agriculture — 0.8%
Pinnacle Operating Corp. (a) 9.000% 11/15/20	2,204,000	969,760

Airlines — 1.1%
American Airlines Group, Inc. (a) 5.500% 10/01/19	1,391,000	1,436,208

Apparel — 1.6%
Hanesbrands, Inc. (a) 4.625% 5/15/24	266,000	258,020
Hanesbrands, Inc. (a) 4.875% 5/15/26	1,026,000	1,002,915
Perry Ellis International, Inc. 7.875% 4/01/19	730,000	730,000

		1,990,935

Auto Manufacturers — 2.3%
Allied Specialty Vehicles, Inc. (a) 8.500% 11/01/19	2,808,000	2,885,220

Automotive & Parts — 3.5%
Allison Transmission, Inc. (a) 5.000% 10/01/24	294,000	296,940
Deck Chassis Acquisition, Inc. (a) 10.000% 6/15/23	2,013,000	2,078,422
International Automotive Components Group SA (a) 9.125% 6/01/18	2,100,000	2,047,500

		4,422,862

	Principal Amount	Value
Building Materials — 0.2%
Boise Cascade Co. (a) 5.625% 9/01/24	$260,000	$258,050

Chemicals — 2.7%
A Schulman, Inc. (a) 6.875% 6/01/23	1,612,000	1,684,540
Kissner Holdings LP/Kissner Milling Co. Ltd./BSC Holding, Inc./Kissner USA (a) 8.375% 12/01/22	1,225,000	1,237,250
Platform Specialty Products Corp. (a) 6.500% 2/01/22	423,000	426,172

		3,347,962

Coal — 1.4%
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp. 7.375% 2/01/20	1,769,000	1,760,155

Commercial Services — 2.4%
AMN Healthcare, Inc. (a) 5.125% 10/01/24	387,000	386,032
Prime Security Services Borrower LLC/Prime Finance, Inc. (a) 9.250% 5/15/23	1,121,000	1,220,489
Ritchie Bros Auctioneers, Inc. (a) 5.375% 1/15/25	187,000	190,740
StoneMor Partners LP/Cornerstone Family Services of West Virginia Subsidiary 7.875% 6/01/21	1,385,000	1,260,350

		3,057,611

Computers — 1.5%
Diamond 1 Finance Corp./Diamond 2 Finance Corp. (a) 7.125% 6/15/24	569,000	631,691
Western Digital Corp. (a) 10.500% 4/01/24	1,112,000	1,314,940

		1,946,631

Diversified Financial — 3.1%
Aircastle Ltd. 5.000% 4/01/23	113,000	115,260
Aircastle Ltd. 5.500% 2/15/22	113,000	119,780
Ally Financial, Inc. 8.000% 11/01/31	1,230,000	1,426,702
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 5.875% 2/01/22	1,500,000	1,488,750
National Financial Partners Corp. (a) 9.000% 7/15/21	657,000	693,135

		3,843,627

The accompanying notes are an integral part of the financial statements.

MML High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Electric — 0.5%
NRG Energy, Inc. (a) 6.625% 1/15/27	$702,000	$663,390

Engineering & Construction — 0.9%
Zachry Holdings, Inc. (a) 7.500% 2/01/20	1,090,000	1,118,613

Entertainment — 1.0%
Lions Gate Entertainment Corp. (a) 5.875% 11/01/24	282,000	286,230
WMG Acquisition Corp. (a) 5.000% 8/01/23	262,000	263,310
WMG Acquisition Corp. (a) 6.750% 4/15/22	700,000	736,750

		1,286,290

Foods — 1.1%
Post Holdings, Inc. (a) 7.750% 3/15/24	741,000	822,510
Post Holdings, Inc. (a) 8.000% 7/15/25	485,000	543,200

		1,365,710

Forest Products & Paper — 1.0%
Appvion, Inc. (a) 9.000% 6/01/20	2,157,000	1,207,920

Gas — 0.9%
LBC Tank Terminals Holding Netherlands BV (a) 6.875% 5/15/23	1,111,000	1,135,998

Health Care – Products — 3.5%
Alere, Inc. 6.500% 6/15/20	1,485,000	1,462,725
Halyard Health, Inc. 6.250% 10/15/22	1,300,000	1,339,000
Kinetic Concepts, Inc./KCI USA, Inc. (a) 9.625% 10/01/21	1,500,000	1,586,250

		4,387,975

Health Care – Services — 1.9%
HCA, Inc. 5.875% 2/15/26	1,138,000	1,172,140
RegionalCare Hospital Partners Holdings, Inc. (a) 8.250% 5/01/23	176,000	175,560
Tenet Healthcare Corp. 8.125% 4/01/22	1,040,000	981,240

		2,328,940

Home Builders — 1.8%
Brookfield Residential Properties, Inc. (a) 6.375% 5/15/25	491,000	489,772
Lennar Corp. 4.750% 5/30/25	1,101,000	1,073,475

	Principal Amount	Value
William Lyon Homes, Inc. 7.000% 8/15/22	$684,000	$707,940

		2,271,187

Insurance — 0.8%
Onex York Acquisition Corp. (a) 8.500% 10/01/22	1,212,000	1,012,020

Internet — 1.2%
Netflix, Inc. (a) 4.375% 11/15/26	1,611,000	1,562,670

Leisure Time — 4.2%
Brunswick Corp. 7.375% 9/01/23	285,000	325,613
Brunswick Corp. 7.125% 8/01/27	2,245,000	2,621,037
Carlson Travel, Inc. (a) 6.750% 12/15/23	396,000	411,840
Carlson Travel, Inc. (a) 9.500% 12/15/24	462,000	483,368
Carlson Wagonlit BV (a) 6.875% 6/15/19	1,409,000	1,457,441

		5,299,299

Machinery – Diversified — 0.6%
Gardner Denver, Inc. (a) 6.875% 8/15/21	776,000	772,120

Manufacturing — 4.9%
Amsted Industries, Inc. (a) 5.375% 9/15/24	850,000	835,125
CTP Transportation Products LLC/CTP Finance, Inc. (a) 8.250% 12/15/19	825,000	711,563
EnPro Industries, Inc. 5.875% 9/15/22	1,271,000	1,305,952
JB Poindexter & Co., Inc. (a) 9.000% 4/01/22	2,990,000	3,139,500
LSB Industries, Inc. STEP 8.500% 8/01/19	255,000	234,600

		6,226,740

Media — 6.0%
Altice Financing SA (a) 7.500% 5/15/26	741,000	770,640
CCO Holdings LLC/CCO Holdings Capital Corp (a) 5.875% 4/01/24	1,500,000	1,601,250
DISH DBS Corp. 7.750% 7/01/26	987,000	1,112,842
MHGE Parent LLC/MHGE Parent Finance, Inc. (a) 8.500% 8/01/19	1,500,000	1,507,500
Midcontinent Communications & Midcontinent Finance Corp. (a) 6.875% 8/15/23	864,000	920,160

The accompanying notes are an integral part of the financial statements.

MML High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SFR Group SA (a) 6.250% 5/15/24	$260,000	$261,300
Sirius XM Radio, Inc. (a) 5.375% 4/15/25	1,457,000	1,449,715

		7,623,407

Metal Fabricate & Hardware — 0.1%
Grinding Media, Inc./MC Grinding Media Canada, Inc. (a) 7.375% 12/15/23	135,000	141,831

Mining — 2.3%
Hecla Mining Co. 6.875% 5/01/21	1,271,000	1,299,597
Kinross Gold Corp. 5.950% 3/15/24	441,000	446,513
Kinross Gold Corp. 6.875% 9/01/41	476,000	439,705
Teck Resources Ltd. (a) 8.000% 6/01/21	274,000	301,400
Teck Resources Ltd. (a) 8.500% 6/01/24	342,000	394,155

		2,881,370

Oil & Gas — 8.5%
Chesapeake Energy Corp. (a) 8.000% 1/15/25	898,000	915,960
Citgo Holding, Inc. (a) 10.750% 2/15/20	1,677,000	1,798,583
Continental Resources, Inc. 5.000% 9/15/22	601,000	606,643
EP Energy LLC/Everest Acquisition Finance, Inc. 9.375% 5/01/20	1,129,000	1,040,791
Jupiter Resources, Inc. (a) 8.500% 10/01/22	2,310,000	1,992,375
Kosmos Energy Ltd. (a) 7.875% 8/01/21	1,823,000	1,813,885
PBF Holding Co. LLC/PBF Finance Corp. (a) 7.000% 11/15/23	47,000	46,765
Rowan Cos., Inc. 7.375% 6/15/25	244,000	248,880
Summit Midstream Holdings LLC/Summit Midstream Finance Corp. 5.500% 8/15/22	641,000	624,975
Summit Midstream Holdings LLC/Summit Midstream Finance Corp. 7.500% 7/01/21	640,000	672,000
Tullow Oil PLC (a) 6.250% 4/15/22	1,045,000	971,850

		10,732,707

	Principal Amount	Value
Packaging & Containers — 1.8%
Coveris Holdings SA (a) 7.875% 11/01/19	$2,217,000	$2,200,372

Pharmaceuticals — 1.7%
Horizon Pharma, Inc./Horizon Pharma USA, Inc. (a) 8.750% 11/01/24	262,000	265,275
Valeant Pharmaceuticals International, Inc. (a) 5.500% 3/01/23	452,000	339,000
Valeant Pharmaceuticals International, Inc. (a) 6.125% 4/15/25	2,118,000	1,591,147

		2,195,422

Pipelines — 1.7%
Genesis Energy LP/Genesis Energy Finance Corp. 6.000% 5/15/23	1,171,000	1,191,492
Genesis Energy LP/Genesis Energy Finance Corp. 6.750% 8/01/22	270,000	280,530
Sabine Pass Liquefaction LLC (a) 5.000% 3/15/27	189,000	190,654
Sabine Pass Liquefaction LLC (a) 5.875% 6/30/26	462,000	497,805

		2,160,481

Real Estate Investment Trusts (REITS) — 1.3%
CoreCivic, Inc. 5.000% 10/15/22	803,000	800,993
RHP Hotel Properties LP/RHP Finance Corp. 5.000% 4/15/23	789,000	796,890

		1,597,883

Retail — 1.7%
Dollar Tree, Inc. 5.750% 3/01/23	1,375,000	1,455,878
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp. 8.625% 6/15/20	742,000	730,870

		2,186,748

Savings & Loans — 1.5%
Consolidated Energy Finance SA (a) 6.750% 10/15/19	1,935,000	1,935,000

Semiconductors — 0.6%
NXP BV/NXP Funding LLC (a) 4.625% 6/01/23	746,000	783,300

Software — 1.2%
Infor Software Parent LLC/Infor Software Parent, Inc. (a) 7.125% 5/01/21	1,267,000	1,305,010

The accompanying notes are an integral part of the financial statements.

MML High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
JDA Escrow LLC/JDA Bond Finance, Inc. (a) 7.375% 10/15/24	$191,000	$198,163

		1,503,173

Telecommunications — 11.0%
Altice Financing SA (a) 6.500% 1/15/22	875,000	912,187
Altice Finco SA (a) 8.125% 1/15/24	615,000	636,525
Altice SA (a) 7.750% 5/15/22	1,210,000	1,291,675
CPI International, Inc. STEP 8.750% 2/15/18	1,979,000	2,008,685
Digicel Ltd. (a) 6.000% 4/15/21	1,025,000	927,082
GCI, Inc. 6.875% 4/15/25	1,550,000	1,573,250
GTT Escrow Corp. (a) 7.875% 12/31/24	644,000	671,499
Hughes Satellite Systems Corp. (a) 5.250% 8/01/26	805,000	788,900
Hughes Satellite Systems Corp. (a) 6.625% 8/01/26	478,000	480,390
Sprint Corp. 7.250% 9/15/21	745,000	791,563
Sprint Corp. 7.875% 9/15/23	1,290,000	1,377,075
T-Mobile USA, Inc. 6.000% 4/15/24	453,000	477,349
T-Mobile USA, Inc. 6.500% 1/15/26	679,000	734,169
West Corp. (a) 5.375% 7/15/22	1,270,000	1,227,137

		13,897,486

Transportation — 6.3%
Hornbeck Offshore Services, Inc. 5.000% 3/01/21	1,250,000	837,500
OPE KAG Finance Sub, Inc. (a) 7.875% 7/31/23	3,200,000	3,232,000
Topaz Marine SA (a) 8.625% 11/01/18	1,509,000	1,463,730
Watco Cos. LLC/Watco Finance Corp. (a) 6.375% 4/01/23	1,531,000	1,584,585

	Principal Amount	Value
XPO Logistics, Inc. (a) 6.500% 6/15/22	$750,000	$787,500

		7,905,315

TOTAL CORPORATE DEBT (Cost $113,639,391)		114,302,388

TOTAL BONDS & NOTES (Cost $120,049,239)		121,240,877

TOTAL LONG-TERM INVESTMENTS (Cost $120,049,239)		121,240,877

SHORT-TERM INVESTMENTS — 2.6%
Time Deposit — 2.6%
Euro Time Deposit 0.010% 1/03/17	3,227,005	3,227,005

TOTAL SHORT-TERM INVESTMENTS (Cost $3,227,005)		3,227,005

TOTAL INVESTMENTS — 98.7% (Cost $123,276,244) (b)		124,467,882

Other Assets/(Liabilities) — 1.3%		1,657,926

NET ASSETS — 100.0%		$126,125,808

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

STEP	Step Up Bond
(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2016, these securities amounted to a value of $76,629,479 or 60.76% of net assets.
(b)	See Note 6 for aggregate cost for federal tax purposes.

Country weightings, as a percentage of net assets, is as follows:

United States	75.0%
Luxembourg	8.9%
Canada	6.1%
Netherlands	2.7%
Bermuda	2.4%
United Kingdom	0.8%
France	0.2%

Total Long-Term Investments	96.1%
Short-Term Investments and Other Assets and Liabilities	3.9%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund – Portfolio of Investments

December 31, 2016

	Principal Amount	Value
BONDS & NOTES — 139.8%

CORPORATE DEBT — 3.6%
Auto Manufacturers — 0.7%
General Motors Financial Co., Inc. 3 mo. USD LIBOR + 2.060%, FRN 2.940% 1/15/19	$1,720,000	$1,750,394
Nissan Motor Acceptance Corp. 3 mo. USD LIBOR + .550%, FRN (a) 1.491% 3/03/17	1,400,000	1,401,241

		3,151,635

Banks — 0.2%
The Huntington National Bank 3 mo. USD LIBOR + .425%, FRN 1.306% 4/24/17	935,000	935,139

Computers — 0.7%
Diamond 1 Finance Corp./Diamond 2 Finance Corp. (a) 3.480% 6/01/19	1,100,000	1,122,887
Hewlett Packard Enterprise Co. 3 mo. USD LIBOR + 1.930%, FRN 3.037% 10/05/18	1,700,000	1,737,104

		2,859,991

Diversified Financial — 1.3%
The Goldman Sachs Group, Inc. 3 mo. USD LIBOR + .625%, FRN 1.566% 6/04/17	1,875,000	1,877,989
The Goldman Sachs Group, Inc. 3 mo. USD LIBOR + .800%, FRN 1.763% 12/15/17	1,750,000	1,755,563
Ally Financial, Inc. 3.600% 5/21/18	1,705,000	1,717,787

		5,351,339

Holding Company – Diversified — 0.3%
MUFG Americas Holdings Corp. 3 mo. USD LIBOR + .570%, FRN 1.456% 2/09/18	1,130,000	1,128,082

Pharmaceuticals — 0.4%
Actavis Funding SCS 3 mo. USD LIBOR + 1.080%, FRN 2.033% 3/12/18	1,750,000	1,760,166

TOTAL CORPORATE DEBT (Cost $10,741,809)		15,186,352

	Principal Amount	Value
MUNICIPAL OBLIGATIONS — 0.1%
Louisiana State Public Facilities Authority, Series 2011-A, Class A2 FRN 1.614% 4/26/27	$211,453	$210,523

TOTAL MUNICIPAL OBLIGATIONS (Cost $211,453)		210,523

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 45.0%
Auto Floor Plan ABS — 0.5%
Ally Master Owner Trust, Series 2015-2, Class A1, 1 mo. LIBOR + .570%, FRN 1.273% 1/15/21	1,200,000	1,204,092
Navistar Financial Dealer Note Master Owner Trust II, Series 2016-1, Class A, 1 mo. LIBOR + 1.350%, FRN (a) 1.942% 9/27/21	780,000	780,625
NCF Dealer Floorplan Master Trust, Series 2014-1A, Class A, 1 mo. LIBOR + 1.500%, FRN (a) 2.061% 10/20/20	330,000	330,000

		2,314,717

Automobile ABS — 13.0%
American Credit Acceptance Receivables Trust, Series 2015-2, Class A (a) 1.570% 6/12/19	161,375	161,385
American Credit Acceptance Receivables Trust, Series 2015-3, Class A (a) 1.950% 9/12/19	656,201	657,251
American Credit Acceptance Receivables Trust, Series 2016-2, Class A (a) 2.220% 7/13/20	298,427	298,819
American Credit Acceptance Receivables Trust, Series 2016-1A, Class A (a) 2.370% 5/12/20	216,372	216,862
ARI Fleet Lease Trust, Series 2016-A, Class A1 (a) 0.800% 3/15/17	127,644	127,624
Bank of The West Auto Trust, Series 2014-1, Class A4 (a) 1.650% 3/16/20	600,000	601,412
California Republic Auto Receivables Trust, Series 2013-2, Class A2 1.230% 3/15/19	106,330	106,260
California Republic Auto Receivables Trust, Series 2013-1, Class A2 (a) 1.410% 9/17/18	129,333	130,144
California Republic Auto Receivables Trust, Series 2015-4, Class A2 (a) 1.600% 9/17/18	875,542	876,321

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
CFC LLC, Series 2014-2A, Class A (a) 1.440% 11/16/20	$115,419	$115,283
CFC LLC, Series 2015-1A, Class A (a) 1.750% 6/15/21	300,052	300,163
Chesapeake Funding II LLC, Series 2016-2A, Class A2, 1 mo. USD LIBOR + 1.000%, FRN (a) 1.703% 6/15/28	1,960,000	1,967,906
Chesapeake Funding LLC, Series 2015-1A, Class B, 1 mo. LIBOR + .950%, FRN (a) 1.601% 2/07/27	350,000	346,952
CPS Auto Trust, Series 2014-B, Class A (a) 1.110% 11/15/18	98,271	98,040
CPS Auto Trust, Series 2014-A, Class A (a) 1.210% 8/15/18	13,754	13,746
CPS Auto Trust, Series 2014-C, Class A (a) 1.310% 2/15/19	145,732	145,555
CPS Auto Trust, Series 2013-A, Class A (a) 1.310% 6/15/20	215,246	214,291
CPS Auto Trust, Series 2012-D, Class A (a) 1.480% 3/16/20	90,661	90,502
CPS Auto Trust, Series 2014-D, Class A (a) 1.490% 4/15/19	644,476	643,895
CPS Auto Trust, Series 2015-A, Class A (a) 1.530% 7/15/19	210,649	210,687
CPS Auto Trust, Series 2016-C, Class A (a) 1.620% 1/15/20	317,407	317,414
CPS Auto Trust, Series 2015-B, Class A (a) 1.650% 11/15/19	466,468	466,488
CPS Auto Trust, Series 2015-C, Class A (a) 1.770% 6/17/19	312,146	312,546
CPS Auto Trust, Series 2013-B, Class A (a) 1.820% 9/15/20	276,898	275,924
CPS Auto Trust, Series 2016-B, Class A (a) 2.070% 11/15/19	211,695	211,949
CPS Auto Trust, Series 2016-A, Class A (a) 2.250% 10/15/19	416,175	417,797

	Principal Amount	Value
CPS Auto Trust, Series 2012-C, Class A (a) 2.260% 12/16/19	$96,243	$96,206
CPS Auto Trust, Series 2015-C, Class B (a) 2.550% 2/18/20	630,000	633,101
Credit Acceptance Auto Loan Trust, Series 2014-2A, Class A (a) 1.880% 3/15/22	589,692	589,529
Drive Auto Receivables Trust, Series 2016-CA, Class A1 (a) 0.900% 12/15/17	3,601,615	3,601,571
Drive Auto Receivables Trust, Series 2016-BA, Class A2 (a) 1.380% 8/15/18	940,646	940,621
Drive Auto Receivables Trust, Series 2016-BA, Class A3 (a) 1.670% 7/15/19	800,000	799,704
Drive Auto Receivables Trust, Series 2016-AA, Class A3 (a) 2.110% 5/15/19	1,744,192	1,744,926
Drive Auto Receivables Trust, Series 2016-BA, Class B (a) 2.560% 6/15/20	360,000	361,408
DT Auto Owner Trust, Series 2015-3A, Class A (a) 1.660% 3/15/19	121,391	121,400
DT Auto Owner Trust, Series 2016-2A, Class A (a) 1.730% 8/15/19	589,316	588,728
DT Auto Owner Trust, Series 2016-3A, Class A (a) 1.750% 11/15/19	382,235	382,195
DT Auto Owner Trust, Series 2016-1A, Class A (a) 2.000% 9/16/19	973,619	973,417
DT Auto Owner Trust, Series 2016-1A, Class B (a) 2.790% 5/15/20	2,150,000	2,162,374
Enterprise Fleet Financing LLC, Series 2016-2, Class A1 (a) 0.850% 7/20/17	2,435,087	2,430,858
Enterprise Fleet Financing LLC, Series 2014-1, Class A2 (a) 0.870% 9/20/19	34,700	34,674
Enterprise Fleet Financing LLC, Series 2016-1, Class A2 (a) 1.830% 9/20/21	986,097	986,909
Exeter Automobile Receivables Trust, Series 2014-3A, Class A (a) 1.320% 1/15/19	8,496	8,493

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Exeter Automobile Receivables Trust, Series 2015-2A, Class A (a) 1.540% 11/15/19	$159,570	$159,584
Exeter Automobile Receivables Trust, Series 2015-1A, Class A (a) 1.600% 6/17/19	103,933	103,940
Exeter Automobile Receivables Trust, Series 2015-3A, Class A (a) 2.000% 3/16/20	560,740	561,679
Exeter Automobile Receivables Trust, Series 2016-3A, Class B (a) 2.840% 8/16/21	420,000	418,346
First Investors Auto Owner Trust, Series 2015-1A, Class A2 (a) 1.210% 4/15/19	89,761	89,743
First Investors Auto Owner Trust, Series 2015-2A, Class A1 (a) 1.590% 12/16/19	607,684	608,023
First Investors Auto Owner Trust, Series 2016-1A, Class A1 (a) 1.920% 5/15/20	906,948	908,915
Flagship Credit Auto Trust, Series 2014-1, Class A (a) 1.210% 4/15/19	42,110	42,073
Flagship Credit Auto Trust, Series 2014-2, Class A (a) 1.430% 12/16/19	118,808	118,615
Flagship Credit Auto Trust, Series 2016-3, Class A1 (a) 1.610% 12/15/19	1,118,183	1,116,602
Flagship Credit Auto Trust, Series 2015-1, Class A (a) 1.630% 6/15/20	329,404	328,024
Flagship Credit Auto Trust, Series 2013-2, Class A (a) 1.940% 1/15/19	11,291	11,291
Flagship Credit Auto Trust, Series 2015-2, Class A (a) 1.980% 10/15/20	761,519	762,562
Flagship Credit Auto Trust, Series 2015-3, Class A (a) 2.380% 10/15/20	1,164,939	1,168,849
Flagship Credit Auto Trust, Series 2016-4, Class C (a) 2.710% 11/15/22	680,000	672,143
Flagship Credit Auto Trust, Series 2016-1, Class A (a) 2.770% 12/15/20	727,038	732,218
Flagship Credit Auto Trust, Series 2013-2, Class B (a) 3.210% 8/15/19	690,000	692,430

	Principal Amount	Value
GLS Auto Receivables Trust, Series 2015-1A, Class A (a) 2.250% 12/15/20	$463,062	$462,323
Hertz Fleet Lease Funding LP, Series 2016-1, Class A1, 1 mo. USD LIBOR + 1.100%, FRN (a) 1.763% 4/10/30	1,470,000	1,471,665
NextGear Floorplan Master Owner Trust, Series 2016-1A, Class A1, 1 mo. LIBOR + 1.700%, FRN (a) 2.403% 4/15/21	960,000	972,987
Oscar US Funding Trust II, Series 2015-1A, Class A4 (a) 2.440% 6/15/22	750,000	738,582
Oscar US Funding Trust IV, Series 2016-1A, Class A2B, 1 mo. USD LIBOR + 1.700%, FRN (a) 2.403% 7/15/20	504,426	504,584
Oscar US Funding Trust V, Series 2016-2A, Class A1 (a) 0.900% 9/17/17	996,574	995,865
Prestige Auto Receivables Trust, Series 2015-1, Class B (a) 2.040% 4/15/21	700,000	698,037
Santander Drive Auto Receivables Trust, Series 2015-4, Class A2B, 1 mo. USD LIBOR + .700%, FRN 1.403% 12/17/18	114,959	114,957
Santander Drive Auto Receivables Trust, Series 2016-1, Class A2B, 1 mo. USD LIBOR + .780%, FRN 1.483% 7/15/19	1,503,857	1,504,252
Santander Drive Auto Receivables Trust, Series 2014-2, Class C 2.330% 11/15/19	3,100,000	3,115,531
Santander Drive Auto Receivables Trust, Series 2014-1, Class C 2.360% 4/15/20	578,712	581,447
Santander Drive Auto Receivables Trust, Series 2015-2, Class C 2.440% 4/15/21	1,200,000	1,206,360
Tidewater Auto Receivables Trust, Series 2016-AA, Class A2 (a) 2.300% 9/15/19	943,421	943,115
Westlake Automobile Receivables Trust, Series 2016-2A, Class A1 (a) 0.850% 6/15/17	147,157	147,147
Westlake Automobile Receivables Trust, Series 2016-3A, Class A1 (a) 0.950% 10/16/17	2,595,711	2,595,478
Westlake Automobile Receivables Trust, Series 2015-2A, Class A2A (a) 1.280% 7/16/18	128,666	128,565

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Westlake Automobile Receivables Trust, Series 2016-2A, Class A2 (a) 1.570% 6/17/19	$790,000	$790,685
Westlake Automobile Receivables Trust, Series 2016-1A, Class A2B, 1 mo. USD LIBOR + 1.050%, FRN (a) 1.753% 1/15/19	2,332,280	2,334,380
Wheels SPV 2 LLC, Series 2016-1A, Class A1 (a) 0.010% 8/20/17	1,482,791	1,482,204

		55,064,531

Commercial MBS — 0.6%
Banc of America Commercial Mortgage, Inc., Series 2007-3, Class A4, VRN 5.549% 6/10/49	340,784	342,401
Commercial Mortgage Pass-Through Certificates, Series 2014-BBG, Class A, 1 mo. LIBOR + .800%, FRN (a) 1.504% 3/15/29	1,185,000	1,174,725
DBRR Trust, Series 2013-EZ3, Class A, VRN (a) 1.635% 12/18/49	28,643	28,616
GCCFC Commercial Mortgage Trust, Series 2006-GG7, Class AM, VRN 5.758% 7/10/38	430,676	430,796
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP7, Class AM, VRN 5.904% 4/17/45	72,995	72,995
Morgan Stanley Capital I, Series 2007-HQ11, Class AJ, VRN 5.508% 2/12/44	470,000	470,000
STRIPs Ltd., Series 2012-1A, Class A (a) 1.500% 12/25/44	68,715	68,509

		2,588,042

Credit Card ABS — 2.5%
Chase Issuance Trust, Series 2014-A1, Class A1 1.150% 1/15/19	10,700,000	10,700,031

Home Equity ABS — 0.2%
ACE Securities Corp., Series 2005-AG1, Class A1B1, 1 mo. USD LIBOR + .270%, FRN 0.862% 8/25/35	15,055	15,054
ACE Securities Corp., Series 2005-HE5, Class M2, 1 mo. USD LIBOR + .735%, FRN 1.327% 8/25/35	223,365	223,641

	Principal Amount	Value
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A, 1 mo. USD LIBOR + .460%, FRN 1.044% 9/25/34	$83,564	$83,175
First Franklin Mortgage Loan Trust, Series 2005-FF6, Class M1, 1 mo. USD LIBOR + .630%, FRN 1.222% 5/25/36	86,838	86,629
Long Beach Mortgage Loan Trust, Series 2005-WL1, Class M2, 1 mo. USD LIBOR + .825%, FRN 1.581% 6/25/35	288,580	287,490

		695,989

Other ABS — 15.4%
321 Henderson Receivables I LLC, Series 2006-1A, Class A1, 1 mo. USD LIBOR + .200%, FRN (a) 0.903% 3/15/41	905,619	881,440
321 Henderson Receivables I LLC, Series 2006-2A, Class A1, 1 mo. USD LIBOR + .200%, FRN (a) 0.903% 6/15/41	2,294,779	2,235,354
321 Henderson Receivables I LLC, Series 2006-4A, Class A1, 1 mo. USD LIBOR + .200%, FRN (a) 0.903% 12/15/41	552,583	544,362
321 Henderson Receivables I LLC, Series 2007-1A, Class A1, 1 mo. USD LIBOR + .200%, FRN (a) 0.903% 3/15/42	851,959	813,007
321 Henderson Receivables II LLC, Series 2006-3A, Class A1, 1 mo. USD LIBOR + .200%, FRN (a) 0.642% 9/15/41	259,704	244,936
Alterna Funding I LLC, Series 2014-1A, Class NOTE (a) 1.639% 2/15/21	1,188,137	1,154,721
Apidos CLO XXII, Series 2015-22A, Class X, 3 mo. USD LIBOR + 1.000%, FRN (a) 1.881% 10/20/27	250,000	249,989
ARL First LLC, Series 2012-1A, Class A1, 1 mo. USD LIBOR + 1.750%, FRN (a) 2.453% 12/15/42	1,180,256	1,146,629
Ascentium Equipment Receivables LLC, Series 2015-2A, Class A2 (a) 1.570% 12/11/17	677,575	677,621
AVANT Loans Funding Trust, Series 2016-C, Class A (a) 2.960% 9/16/19	265,773	265,622

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
AVANT Loans Funding Trust, Series 2016-A, Class A (a) 4.110% 5/15/19	$446,787	$447,744
BCC Funding VIII LLC, Series 2014-1A, Class A (a) 1.794% 6/20/20	36,749	36,726
BCC Funding X LLC, Series 2015-1, Class A2 (a) 2.224% 10/20/20	618,409	617,769
BCC Funding XIII LLC, Series 2016-1, Class A1 (a) 1.100% 9/20/17	2,988,426	2,981,061
Blackbird Capital Aircraft Lease Securitization Ltd., Series 2016-1A, Class AA, STEP (a) 2.487% 12/16/41	660,000	661,032
BlueVirgo Trust, Series 2015-1A, Class NOTE (a) 3.000% 12/15/22	1,366,275	1,380,689
Cazenovia Creek Funding I LLC, Series 2015-1A, Class A (a) 2.000% 12/10/23	1,058,141	1,049,544
Citi Held For Asset Issuance, Series 2015-PM1, Class A (a) 1.850% 12/15/21	13,550	13,543
Citi Held For Asset Issuance, Series 2015-PM2, Class A (a) 2.350% 3/15/22	164,717	164,595
Citi Held For Asset Issuance, Series 2015-PM3, Class A (a) 2.560% 5/16/22	89,132	89,035
Citigroup Mortgage Loan Trust, Series 2005-OPT3, Class M2, 1 mo. USD LIBOR + .675%, FRN 1.431% 5/25/35	545,170	544,964
Consumer Credit Origination Loan Trust, Series 2015-1, Class A (a) 2.820% 3/15/21	20,789	20,917
Consumer Installment Loan Trust, Series 2016-LD1, Class A (a) 3.960% 7/15/22	408,267	409,363
DB Master Finance LLC, Series 2015-1A, Class A2I (a) 3.262% 2/20/45	962,850	968,221
Dell Equipment Finance Trust, Series 2015-2, Class A2B, 1 mo. USD LIBOR + .900%, FRN (a) 1.649% 12/22/17	888,410	889,051
Diamond Resorts Owner Trust, Series 2013-1, Class A (a) 1.950% 1/20/25	524,246	521,106

	Principal Amount	Value
Diamond Resorts Owner Trust, Series 2013-2, Class A (a) 2.270% 5/20/26	$878,391	$872,282
Diamond Resorts Owner Trust, Series 2015-1, Class A (a) 2.730% 7/20/27	148,113	147,214
Diamond Resorts Owner Trust, Series 2015-2, Class B (a) 3.540% 5/22/28	288,880	289,172
Domino’s Pizza Master Issuer LLC, Series 2012-1A, Class A2 (a) 5.216% 1/25/42	1,024,320	1,043,091
Dong Fang Container Finance II SPV Ltd., Series 2014-1A, Class A1 (a) 1.950% 11/25/39	383,333	377,030
Drug Royalty Corp., Inc., Series 2014-1, Class A1, 3 mo. USD LIBOR + 2.850%, FRN (a) 3.730% 7/15/23	487,165	490,531
Elara HGV Timeshare Issuer LLC, Series 2014-A, Class B (a) 3.020% 2/25/27	359,361	354,695
Element Rail Leasing II LLC, Series 2016-1A, Class A1 (a) 3.968% 3/19/46	481,768	483,044
FNA Trust, Series 2014-1A, Class A (a) 1.296% 12/10/22	311,659	308,932
FNA Trust, Series 2015-1, Class A (a) 3.240% 12/10/23	488,189	485,308
Global SC Funding One Ltd., Series 2015-1, Class B1 (a) 2.740% 1/18/30	149,798	149,798
GoldenTree Loan Opportunities IV Ltd., Series 2007-4A, Class A1B, 3 mo. USD LIBOR + .230%, FRN (a) 1.138% 8/18/22	333,635	333,490
Green Tree Agency Advance Funding Trust I, Series 2015-T2, Class AT2 (a) 3.094% 10/15/48	840,000	840,000
Hilton Grand Vacations Trust, Series 2014-AA, Class A (a) 1.770% 11/25/26	218,762	214,724
ING Investment Management CLO V Ltd., Series 2007-5A, Class A1A, 3 mo. USD LIBOR + .230%, FRN (a) 1.115% 5/01/22	44,113	44,093
LCM XIV LP, Series 14A, Class A, 3 mo. USD LIBOR + 1.150%, FRN (a) 2.030% 7/15/25	1,500,000	1,494,607
LCM XXIII Ltd., Series 23A, Class X, 3 mo. USD LIBOR + 1.200%, FRN (a) 2.306% 10/20/29	1,160,000	1,159,992

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Leaf Receivables Funding LLC, Series 2016-1, Class A1 (a) 1.000% 6/15/17	$1,117,015	$1,116,214
Marlette Funding Trust, Series 2016-1A, Class A (a) 3.060% 1/17/23	1,067,065	1,066,065
Miramax LLC, Series 2014-1A, Class A2 (a) 3.340% 7/20/26	744,246	740,116
Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-WMC4, Class M4, 1 mo. USD LIBOR + ..945%, FRN 1.537% 4/25/35	354,307	354,273
Nations Equipment Finance Funding II LLC, Series 2014-1A, Class A (a) 1.558% 7/20/18	73,898	73,851
Nations Equipment Finance Funding III LLC, Series 2016-1A, Class A (a) 3.610% 2/20/21	665,331	664,998
Navitas Equipment Receivables LLC, Series 2015-1, Class A2 (a) 2.120% 11/15/18	521,394	521,376
New Residential Advance Receivables Trust, Series 2016-T2, Class AT2 (a) 2.575% 10/15/49	3,800,000	3,754,919
New Residential Advance Receivables Trust, Series 2016-T1, Class AT1 (a) 2.751% 6/15/49	500,000	499,999
NYCTL Trust, Series 2016-A, Class A (a) 1.470% 11/10/29	3,848,450	3,823,830
OHA Credit Partners XIII Ltd., Series 2016-13A, Class X, 3 mo. USD LIBOR + 1.250%, FRN (a) 2.349% 1/21/30	1,170,000	1,169,981
OneMain Financial Issuance Trust, Series 2014-1A, Class A (a) 2.430% 6/18/24	128,743	128,895
Orange Lake Timeshare Trust, Series 2016-A, Class A (a) 2.610% 3/08/29	675,822	668,108
Oxford Finance Funding Trust, Series 2014-1A, Class A (a) 3.475% 12/15/22	200,942	200,956
Oxford Finance Funding Trust, Series 2016-1A, Class A (a) 3.968% 6/17/24	500,000	497,935
PFS Financing Corp., Series 2014-AA, Class A, 1 mo. LIBOR + .600%, FRN (a) 1.303% 2/15/19	1,900,000	1,899,365

	Principal Amount	Value
PFS Financing Corp., Series 2014-BA, Class A, 1 mo. LIBOR + .600%, FRN (a) 1.303% 10/15/19	$1,100,000	$1,097,698
RAAC, Series 2006-RP2, Class A, 1 mo. USD LIBOR + .250%, FRN (a) 0.784% 2/25/37	201,823	200,497
Sierra Receivables Funding Co. LLC, Series 2014-2A, Class A (a) 2.050% 6/20/31	453,278	452,661
Sierra Receivables Funding Co. LLC, Series 2013-2A, Class A (a) 2.280% 11/20/25	380,665	380,131
Sierra Receivables Funding Co. LLC, Series 2014-3A, Class A (a) 2.300% 10/20/31	465,646	464,105
Sierra Receivables Funding Co. LLC, Series 2012-1A, Class A (a) 2.840% 11/20/28	399,139	399,150
Sierra Receivables Funding Co. LLC, Series 2015-3A, Class B (a) 3.080% 9/20/32	101,459	99,809
Sierra Timeshare Receivables Funding LLC, Series 2013-1A, Class A (a) 1.590% 11/20/29	125,572	125,280
Sierra Timeshare Receivables Funding LLC, Series 2015-2A, Class B (a) 3.020% 6/20/32	193,645	190,625
SoFi Consumer Loan Program LLC, Series 2016-3, Class A (a) 3.050% 12/26/25	869,444	866,002
SoFi Consumer Loan Program LLC, Series 2016-5, Class A (a) 3.060% 9/25/28	4,200,000	4,192,108
SoFi Consumer Loan Program LLC, Series 2016-2A, Class A (a) 3.090% 10/27/25	1,310,400	1,306,461
SoFi Consumer Loan Program LLC, Series 2016-1A, Class A (a) 3.260% 8/25/25	1,698,126	1,700,299
SpringCastle America Funding LLC, Series 2016-AA, Class A (a) 3.050% 4/25/29	1,506,048	1,513,578
Springleaf Funding Trust, Series 2016-AA, Class A (a) 2.900% 11/15/29	1,830,000	1,825,912
SPS Servicer Advance Receivables Trust, Series 2015-T3, Class AT3 (a) 2.920% 7/15/47	420,000	420,334
SVO VOI Mortgage LLC, Series 2012-AA, Class A (a) 2.000% 9/20/29	818,779	809,273

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Taco Bell Funding LLC, Series 2016-1A, Class A2I (a) 3.832% 5/25/46	$847,875	$853,304
TAL Advantage LLC, Series 2014-2A, Class A1 (a) 1.700% 5/20/39	432,253	426,640
Trip Rail Master Funding LLC, Series 2011-1A, Class A1B, 1 mo. USD LIBOR + 2.500%, FRN (a) 3.203% 7/15/41	416,944	411,889
Trip Rail Master Funding LLC, Series 2011-1A, Class A1A (a) 4.370% 7/15/41	397,089	395,112
Westgate Resorts LLC, Series 2014-1A, Class A (a) 2.150% 12/20/26	326,031	320,693
Westgate Resorts LLC, Series 2015-1A, Class A (a) 2.750% 5/20/27	426,733	426,361
Westgate Resorts LLC, Series 2015-2A, Class A (a) 3.200% 7/20/28	716,782	714,299

		64,870,146

Student Loans ABS — 11.9%
Academic Loan Funding Trust, Series 2013-1A, Class A, 1 mo. USD LIBOR + .800%, FRN (a) 1.384% 12/26/44	2,684,920	2,662,742
Access Group, Inc., Series 2006-1, Class A2, 3 mo. USD LIBOR + .110%, FRN 1.040% 8/25/23	218,567	218,039
Access Group, Inc., Series 2005-2, Class A3, 3 mo. USD LIBOR + .180%, FRN 1.096% 11/22/24	282,148	280,095
Access Group, Inc., Series 2004-A, Class A2, 3 mo. USD LIBOR + .260%, FRN 1.141% 4/25/29	126,331	125,948
Access Group, Inc., Series 2003-A, Class A3, 3 mo. Treasury + 1.200%, FRN 1.509% 7/01/38	196,863	193,817
Brazos Higher Education Authority, Inc., Series 2006-2, Class A10 FRN, 3 mo. USD LIBOR + .120%, FRN 0.445% 6/25/26	450,000	426,618
CIT Education Loan Trust, Series 2005-1, Class A3, 3 mo. USD LIBOR + .120%, FRN 1.083% 3/15/26	1,065,058	1,058,310

	Principal Amount	Value
College Loan Corp. Trust I, Series 2005-2, Class B, 3 mo. USD LIBOR + .490%, FRN 1.370% 1/15/37	$700,337	$603,422
Collegiate Funding Services Education Loan Trust, Series 2004-A, Class A3, 3 mo. LIBOR + .210%, FRN 1.207% 9/28/26	127,371	127,157
DRB Prime Student Loan Trust, Series 2015-D, Class A1, 1 mo. USD LIBOR + 1.700%, FRN (a) 2.284% 1/25/40	1,205,839	1,199,801
DRB Prime Student Loan Trust, Series 2015-A, Class A3 2.320% 4/25/30	222,370	221,373
DRB Prime Student Loan Trust, Series 2016-R, Class A1, 1 mo. USD LIBOR + 1.900%, FRN (a) 2.431% 10/25/44	1,998,386	1,998,386
DRB Prime Student Loan Trust, Series 2015-B, Class A3 (a) 2.540% 4/27/26	357,604	353,693
DRB Prime Student Loan Trust, Series 2016-A, Class A1, 1 mo. USD LIBOR + 2.000%, FRN (a) 2.584% 4/25/40	372,112	371,077
DRB Prime Student Loan Trust, Series 2016-B, Class A2 (a) 2.890% 6/25/40	861,947	835,331
Earnest Student Loan Program LLC, Series 2016-C, Class A1, 1 mo. USD LIBOR + 1.850%, FRN (a) 2.442% 10/27/36	1,573,490	1,573,489
Earnest Student Loan Program LLC, Series 2016-B, Class A1, 1 mo. USD LIBOR + 2.050%, FRN (a) 2.634% 2/26/35	1,123,311	1,123,310
ECMC Group Student Loan Trust, Series 2016-1A, Class A, 1 mo. USD LIBOR + 1.350%, FRN (a) 1.942% 7/26/66	1,504,120	1,499,683
Education Funding Capital Trust I, Series 2004-1, Class A4, 28 Day ARS, FRN 1.943% 6/15/43	1,300,000	1,294,226
Education Funding Capital Trust I, Series 2004-1, Class A5, 28 Day ARS, FRN 1.974% 6/15/43	800,000	793,358
Educational Services of America, Series 2015-1, Class A, 1 mo. USD LIBOR + .800%, FRN (a) 1.384% 10/25/56	729,771	711,530

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Educational Services of America, Series 2015-2, Class B FRN, 1 mo. USD LIBOR + 1.500%, FRN (a) 2.084% 12/25/58	$1,000,000	$923,264
GCO Education Loan Funding Trust, Series 2007-1A, Class A5L, 3 mo. LIBOR + .070%, FRN (a) 1.000% 5/25/23	20,221	20,200
Goal Capital Funding Trust, Series 2010-1, Class A, 3 mo. USD LIBOR + .700%, FRN (a) 1.630% 8/25/48	550,963	533,294
Kentucky Higher Education Student Loan Corp., Series 2015-1, Class A1, 1 mo. USD LIBOR + .750%, FRN 1.367% 12/01/31	538,276	530,509
KeyCorp Student Loan Trust, Series 2006-A, Class 2A4, 3 mo. USD LIBOR + .310%, FRN 1.162% 9/27/35	1,293,584	1,280,220
KeyCorp Student Loan Trust, Series 2004-A, Class 2A2, 3 mo. USD LIBOR + .300%, FRN 1.185% 10/28/41	279,224	278,620
KeyCorp Student Loan Trust, Series 2000-A, Class A2, 3 mo. USD LIBOR + .320%, FRN 1.250% 5/25/29	692,580	670,308
National Collegiate Student Loan Trust, Series 2005-1, Class A4, 1 mo. USD LIBOR + .240%, FRN 0.824% 11/27/28	193,686	192,310
Navient Private Education Loan Trust, Series 2015-AA, Class A1, 1 mo. USD LIBOR + .500%, FRN (a) 1.203% 12/15/21	290,283	290,139
Navient Private Education Loan Trust, Series 2015-BA, Class A1, 1 mo. USD LIBOR + .600%, FRN (a) 1.303% 5/15/23	4,873	4,872
Navient Private Education Loan Trust, Series 2016-3A, Class A2, 1 mo. USD LIBOR + .850%, FRN (a) 1.434% 6/25/65	750,000	749,930
Navient Private Education Loan Trust, Series 2015-AA, Class A2B, 1 mo. USD LIBOR + 1.200%, FRN (a) 1.903% 12/15/28	900,000	907,176
Navient Student Loan Trust, Series 2016-5A, Class A, 1 mo. USD LIBOR + 1.250%, FRN (a) 1.000% 6/25/65	3,081,753	3,126,938

	Principal Amount	Value
Navient Student Loan Trust, Series 2016-6A, Class A3, 1 mo. USD LIBOR + 1.300%, FRN (a) 1.820% 3/25/66	$2,200,000	$2,200,019
Nelnet Private Education Loan Trust, Series 2016-A, Class A1A, 1 mo. USD LIBOR + 1.750%, FRN (a) 2.370% 12/26/40	1,260,000	1,259,621
Nelnet Student Loan Trust, Series 2006-2, Class A6, 3 mo. USD LIBOR + .120%, FRN 1.001% 4/25/31	650,000	637,573
Nelnet Student Loan Trust, Series 2006-3, Class B, 3 mo. USD LIBOR + .250%, FRN 1.106% 6/25/41	501,486	421,861
Nelnet Student Loan Trust, Series 2010-4A, Class A, 1 mo. USD LIBOR + .800%, FRN (a) 1.384% 4/25/46	133,450	133,031
Nelnet Student Loan Trust, Series 2014-2A, Class B, 1 mo. USD LIBOR + 1.500%, FRN (a) 2.084% 6/25/41	375,000	329,235
Pennsylvania Higher Education Assistance Agency, Series 2004-1, Class A2, 28 Day ARS, FRN 1.986% 4/25/44	600,000	584,281
SLC Private Student Loan Trust, Series 2006-A, Class A5, 3 mo. USD LIBOR + .170%, FRN 1.050% 7/15/36	2,741,204	2,739,927
SLM Private Education Loan Trust, Series 2011-A, Class A3, 1 mo. USD LIBOR + 2.500%, FRN (a) 3.203% 1/15/43	440,000	451,804
SLM Student Loan Trust, Series 2007-5, Class A6, 3 mo. USD LIBOR + .110%, FRN 0.991% 1/26/43	600,000	520,656
SLM Student Loan Trust, Series 2004-3, Class B, 3 mo. USD LIBOR + .470%, FRN 1.000% 10/25/64	417,874	361,162
SLM Student Loan Trust, Series 2005-5, Class A4, 3 mo. USD LIBOR + .140%, FRN 1.021% 10/25/28	700,000	681,053
SLM Student Loan Trust, Series 2006-5, Class B, 3 mo. USD LIBOR + .210%, FRN 1.091% 10/25/40	533,357	459,831

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SLM Student Loan Trust, Series 2006-2, Class B, 3 mo. USD LIBOR + .220%, FRN 1.101% 1/25/41	$545,145	$469,874
SLM Student Loan Trust, Series 2003-14, Class A6, 3 mo. USD LIBOR + .300%, FRN 1.181% 7/25/25	400,000	391,309
SLM Student Loan Trust, Series 2005-8, Class B, 3 mo. USD LIBOR + .310%, FRN 1.191% 1/25/40	551,783	472,486
SLM Student Loan Trust, Series 2003-12, Class A5, 3 mo. USD LIBOR + .280%, FRN (a) 1.243% 9/15/22	322,107	321,389
SLM Student Loan Trust, Series 2014-A, Class A1, 1 mo. USD LIBOR + .600%, FRN (a) 1.303% 7/15/22	370,281	370,104
SLM Student Loan Trust, Series 2012-E, Class A1, 1 mo. USD LIBOR + .750%, FRN (a) 1.453% 10/16/23	11,685	11,684
SLM Student Loan Trust, Series 2003-11, Class B, 3 mo. USD LIBOR + .650%, FRN 1.613% 12/15/38	618,959	555,195
SLM Student Loan Trust, Series 2005-6, Class A5B, 3 mo. USD LIBOR + 1.200%, FRN 2.081% 7/27/26	492,592	495,005
SLM Student Loan Trust, Series 2012-A, Class A1, 1 mo. USD LIBOR + 1.400%, FRN (a) 2.103% 8/15/25	28,349	28,372
SLM Student Loan Trust, Series 2003-5, Class A7, 28 Day ARS, FRN 2.950% 6/17/30	550,000	550,000
SLM Student Loan Trust, Series 2003-2, Class A7, 28 Day ARS, FRN 3.022% 9/15/28	750,000	750,000
SLM Student Loan Trust, Series 2003-5, Class A9, 28 Day ARS, FRN 3.024% 6/17/30	700,000	700,000
SLM Student Loan Trust, Series 2002-7, Class A11, 28 Day ARS, FRN 3.030% 3/15/28	490,000	490,000

	Principal Amount	Value
SMB Private Education Loan Trust, Series 2014-A, Class A1, 1 mo. USD LIBOR + .500%, FRN (a) 1.203% 9/15/21	$231,451	$231,429
SMB Private Education Loan Trust, Series 2016-A, Class A1, 1 mo. USD LIBOR + .700%, FRN (a) 1.403% 5/15/23	1,150,329	1,152,294
SMB Private Education Loan Trust, Series 2016-C, Class A2B, 1 mo. USD LIBOR + 1.100%, FRN (a) 1.803% 9/15/34	380,000	380,008
SoFi Professional Loan Program LLC, Series 2016-C, Class A2A (a) 1.480% 5/26/31	1,493,462	1,489,158
SoFi Professional Loan Program LLC, Series 2016-B, Class A2A (a) 1.680% 3/25/31	2,004,041	2,000,040
SoFi Professional Loan Program LLC, Series 2015-A, Class A1, 1 mo. USD LIBOR + 1.200%, FRN (a) 1.792% 3/25/33	371,116	363,428
SoFi Professional Loan Program LLC, Series 2016-A, Class A1, 1 mo. USD LIBOR + 1.750%, FRN (a) 2.342% 8/25/36	1,055,439	1,086,543

		50,267,557

WL Collateral CMO — 0.9%
Connecticut Avenue Securities, Series 2015-C02, Class 1M1, 1 mo. USD LIBOR + 1.150%, FRN 1.742% 5/25/25	47,087	47,094
Connecticut Avenue Securities, Series 2015-C03, Class 1M1, 1 mo. USD LIBOR + 1.500%, FRN 2.092% 7/25/25	447,694	448,211
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-CF1, Class M1, 1 mo. USD LIBOR + .700%, FRN (a) 1.284% 3/25/45	322,496	315,682
Federal National Mortgage Association Connecticut Avenue Securities, Series 2016-C06, Class 1M1, 1 mo. USD LIBOR + 1.300%, FRN 1.892% 4/25/29	891,483	895,863
Federal National Mortgage Association Connecticut Avenue Securities, Series 2016-C05, Class 2M1, 1 mo. USD LIBOR + 1.350%, FRN 1.942% 1/25/29	748,368	750,037

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Federal National Mortgage Association Connecticut Avenue Securities, Series 2016-C04, Class 1M1, 1 mo. USD LIBOR + 1.450%, FRN 2.042% 1/25/29	$849,225	$852,603
Structured Agency Credit Risk Debt Notes, Series 2015-DNA1, Class M1, 1 mo. USD LIBOR + .900%, FRN 1.484% 10/25/27	296,999	297,192

		3,606,682

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $190,131,676)		190,107,695

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 0.3%
Pass-Through Securities — 0.3%
Federal Home Loan Mortgage Corp., Pool #1Q0239, 1 year CMT + 2.251%, FRN 2.852% 3/01/37	943,925	998,128
Government National Mortgage Association II, Pool #82462, 1 year CMT + 1.500%, FRN 2.000% 1/20/40	207,403	215,301

		1,213,429

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $1,182,090)		1,213,429

U.S. TREASURY OBLIGATIONS — 90.8%
U.S. Treasury Bonds & Notes — 90.8%
U.S. Treasury Inflation Index 0.125% 4/15/19	10,547,906	10,679,575
U.S. Treasury Inflation Index (b) 0.125% 4/15/20	19,766,439	19,971,812
U.S. Treasury Inflation Index (b) 0.125% 4/15/21	14,532,707	14,615,878
U.S. Treasury Inflation Index (b) 0.125% 1/15/22	16,297,222	16,324,862
U.S. Treasury Inflation Index (b) 0.125% 7/15/22	17,043,911	17,087,049
U.S. Treasury Inflation Index (b) 0.125% 1/15/23	16,881,045	16,756,362
U.S. Treasury Inflation Index (b) 0.125% 7/15/24	16,410,181	16,121,280

	Principal Amount	Value
U.S. Treasury Inflation Index (b) 0.125% 7/15/26	$20,773,452	$20,087,949
U.S. Treasury Inflation Index (b) 0.250% 1/15/25	16,461,339	16,189,447
U.S. Treasury Inflation Index (b) 0.375% 7/15/23	16,764,307	16,914,431
U.S. Treasury Inflation Index (b) 0.375% 7/15/25	16,053,818	15,966,613
U.S. Treasury Inflation Index (b) 0.625% 7/15/21	14,666,164	15,134,015
U.S. Treasury Inflation Index (b) 0.625% 1/15/24	16,725,425	17,019,307
U.S. Treasury Inflation Index (b) 0.625% 1/15/26	15,259,350	15,393,342
U.S. Treasury Inflation Index (b) 0.625% 2/15/43	6,297,646	5,765,829
U.S. Treasury Inflation Index (b) 0.750% 2/15/42	7,493,586	7,094,342
U.S. Treasury Inflation Index (b) 0.750% 2/15/45	9,597,682	9,030,852
U.S. Treasury Inflation Index 1.000% 2/15/46	4,590,675	4,610,075
U.S. Treasury Inflation Index (b) (c) 1.125% 1/15/21	14,607,968	15,324,708
U.S. Treasury Inflation Index (b) 1.250% 7/15/20	13,333,691	14,082,164
U.S. Treasury Inflation Index (b) 1.375% 1/15/20	8,316,432	8,746,508
U.S. Treasury Inflation Index (b) 1.375% 2/15/44	8,520,269	9,298,264
U.S. Treasury Inflation Index (b) 1.750% 1/15/28	6,922,860	7,729,581
U.S. Treasury Inflation Index (b) 1.875% 7/15/19	6,928,330	7,377,161
U.S. Treasury Inflation Index (b) 2.000% 1/15/26	8,159,729	9,192,457
U.S. Treasury Inflation Index (b) 2.125% 2/15/40	3,690,555	4,570,789
U.S. Treasury Inflation Index (b) 2.125% 2/15/41	4,426,198	5,510,006
U.S. Treasury Inflation Index (b) 2.375% 1/15/25	10,906,399	12,522,793
U.S. Treasury Inflation Index (b) 2.375% 1/15/27	6,508,507	7,624,396
U.S. Treasury Inflation Index (b) 2.500% 1/15/29	6,552,447	7,903,254
U.S. Treasury Inflation Index (b) 3.375% 4/15/32	2,723,600	3,764,993
U.S. Treasury Inflation Index (b) 3.625% 4/15/28	4,483,470	5,895,413

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
U.S. Treasury Inflation Index (b) 3.875% 4/15/29	$6,587,258	$9,006,079

		383,311,586

TOTAL U.S. TREASURY OBLIGATIONS (Cost $384,249,794)		383,311,586

TOTAL BONDS & NOTES (Cost $586,516,822)		590,029,585

TOTAL LONG-TERM INVESTMENTS (Cost $586,516,822)		590,029,585

SHORT-TERM INVESTMENTS — 35.9%
Commercial Paper — 35.9%
Anheuser-Busch InBev Worldwide, Inc. (a) 1.019% 1/13/17	7,000,000	6,998,554
Anheuser-Busch InBev Worldwide, Inc. (a) 1.500% 6/20/17	1,200,000	1,193,160
The Bank of Nova Scotia (a) 1.255% 2/21/17	11,000,000	10,986,947
Becton, Dickinson & Co. (a) 1.220% 3/22/17	5,000,000	4,985,866
Bell Canada (a) 1.118% 2/13/17	6,500,000	6,492,687
CDP Financial, Inc. (a) 1.234% 2/23/17	10,000,000	9,990,024
CenterPoint Energy, Inc. (a) 1.150% 2/07/17	2,000,000	1,997,877
Cox Enterprises, Inc. (a) 0.900% 1/03/17	4,150,000	4,149,646
CVS Health Corp. (a) 1.100% 2/06/17	7,000,000	6,992,781
Dominion Resources, Inc. (a) 1.275% 4/18/17	6,500,000	6,471,857
Exelon Generation Co. LLC (a) 1.110% 1/04/17	6,000,000	5,999,358
FMC Technologies, Inc. (a) 1.200% 1/12/17	7,000,000	6,997,963
Ford Motor Credit Co. (a) 1.129% 2/01/17	6,500,000	6,494,399
Fortive Corp. (a) 1.090% 1/09/17	7,000,000	6,998,458
Hewlett Packard Enterprise Co. (a) 1.130% 1/19/17	4,000,000	3,998,896
HP, Inc. (a) 1.140% 1/13/17	5,000,000	4,999,071
Hyundai Capital America (a) 1.300% 3/15/17	7,000,000	6,982,792
Marriott International, Inc. (a) 1.150% 1/24/17	6,500,000	6,495,910

	Principal Amount	Value
Molex Electronic Technologies (a) 1.150% 1/25/17	$7,000,000	$6,995,374
ONEOK Partners LP (a) 1.250% 1/09/17	5,000,000	4,998,899
ONEOK Partners LP (a) 1.250% 1/18/17	2,000,000	1,999,101
Sempra Energy Holdings (a) 1.150% 2/01/17	1,935,000	1,933,297
Sempra Energy Holdings (a) 1.150% 2/08/17	5,000,000	4,994,539
Spectra Energy Capital LLC (a) 1.100% 1/19/17	7,000,000	6,996,648
TELUS Corp. (a) 1.200% 3/07/17	7,000,000	6,985,526
Volvo Group Treasury NA (a) 1.100% 1/10/17	1,000,000	999,756
Xylem, Inc. (a) 1.066% 1/17/17	6,500,000	6,497,260

		151,626,646

TOTAL SHORT-TERM INVESTMENTS (Cost $151,604,226)		151,626,646

TOTAL INVESTMENTS — 175.7% (Cost $738,121,048) (d)		741,656,231

Other Assets/(Liabilities) — (75.7)%		(319,496,686)

NET ASSETS — 100.0%		$422,159,545

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ABS	Asset-Backed Security
ARS	Auction Rate Security
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Treasury Index
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
STEP	Step Up Bond
VRN	Variable Rate Note
WL	Whole Loan
(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2016, these securities amounted to a value of $299,948,578 or 71.05% of net assets.
(b)	All or a portion of this security is held as collateral for open reverse repurchase agreements. (Note 2).
(c)	A portion of this security is pledged as collateral for open futures contracts and pledged for open swaps agreements. (Note 2).
(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments

December 31, 2016

	Principal Amount	Value
BONDS & NOTES — 98.4%

CORPORATE DEBT — 42.8%
Aerospace & Defense — 0.9%
Harris Corp. 2.700% 4/27/20	$1,034,000	$1,032,862
L-3 Communications Corp. 5.200% 10/15/19	1,065,000	1,145,478

		2,178,340

Agriculture — 1.0%
Bunge Ltd. Finance Corp. 3.200% 6/15/17	830,000	836,249
Bunge Ltd. Finance Corp. 3.500% 11/24/20	330,000	335,882
Imperial Brands Finance PLC (a) 2.950% 7/21/20	1,087,000	1,093,651

		2,265,782

Airlines — 0.2%
American Airlines Pass-Through Trust, Series 2014-1, Class B 4.375% 4/01/24	32,855	32,772
WestJet Airlines Ltd. (a) 3.500% 6/16/21	525,000	524,781

		557,553

Auto Manufacturers — 1.6%
Ford Motor Credit Co. LLC 2.240% 6/15/18	1,200,000	1,201,626
General Motors Co. 3.500% 10/02/18	205,000	209,080
General Motors Financial Co., Inc. 2.400% 5/09/19	110,000	109,708
General Motors Financial Co., Inc. 3.100% 1/15/19	520,000	525,519
General Motors Financial Co., Inc. 3.200% 7/13/20	85,000	85,256
Hyundai Capital America (a) 2.000% 7/01/19	65,000	64,497
Hyundai Capital America (a) 2.550% 2/06/19	240,000	241,404
Hyundai Capital America (a) 3.000% 10/30/20	800,000	800,068
Nissan Motor Acceptance Corp. (a) 1.900% 9/14/21	560,000	540,374

		3,777,532

Automotive & Parts — 1.0%
The Goodyear Tire & Rubber Co. 5.125% 11/15/23	1,110,000	1,143,300
Lear Corp. 4.750% 1/15/23	1,110,000	1,132,200

		2,275,500

	Principal Amount	Value
Banks — 3.9%
ANZ New Zealand Int’l Ltd. (a) 2.250% 2/01/19	$1,290,000	$1,293,019
Bancolombia SA 5.950% 6/03/21	345,000	374,429
CIT Group, Inc. 4.250% 8/15/17	1,270,000	1,287,462
Citigroup, Inc. 2.350% 8/02/21	1,155,000	1,129,820
First Horizon National Corp. 3.500% 12/15/20	1,280,000	1,291,658
Itau Unibanco Holding SA (a) 2.850% 5/26/18	270,000	270,675
Macquarie Bank Ltd. (a) 2.850% 1/15/21	130,000	130,542
Mitsubishi UFJ Trust & Banking Corp. (a) 2.650% 10/19/20	1,110,000	1,106,066
Regions Financial Corp. 3.200% 2/08/21	1,095,000	1,110,494
Regions Financial Corp. 7.500% 5/15/18	130,000	139,273
Sumitomo Mitsui Financial Group, Inc. 2.058% 7/14/21	585,000	565,806
SVB Financial Group 5.375% 9/15/20	75,000	81,264
Turkiye Garanti Bankasi AS (a) 4.750% 10/17/19	370,000	367,873

		9,148,381

Beverages — 0.9%
Anheuser-Busch InBev Finance, Inc. 2.650% 2/01/21	660,000	663,792
Coca-Cola Femsa SAB de CV 2.375% 11/26/18	1,000,000	1,006,945
Molson Coors Brewing Co. 2.100% 7/15/21	330,000	321,391

		1,992,128

Biotechnology — 0.6%
Celgene Corp. 2.250% 5/15/19	70,000	70,040
Celgene Corp. 2.875% 8/15/20	1,270,000	1,284,548

		1,354,588

Building Materials — 1.4%
Holcim US Finance Sarl & Cie SCS (a) 6.000% 12/30/19	1,160,000	1,270,888
James Hardie International Finance Ltd. (a) 5.875% 2/15/23	550,000	569,250

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Martin Marietta Material, Inc. 3 mo. USD LIBOR + 1.100%, FRN 1.937% 6/30/17	$205,000	$205,353
Masco Corp. 3.500% 4/01/21	620,000	621,550
Masco Corp. 7.125% 3/15/20	500,000	562,500

		3,229,541

Chemicals — 2.3%
Air Liquide Finance SA (a) 1.750% 9/27/21	200,000	192,038
Airgas, Inc. 3.050% 8/01/20	965,000	986,620
CF Industries, Inc. 6.875% 5/01/18	1,075,000	1,131,588
The Dow Chemical Co. 8.550% 5/15/19	125,000	143,260
Ecolab, Inc. 2.000% 1/14/19	555,000	555,426
LyondellBasell Industries NV 5.000% 4/15/19	1,160,000	1,225,716
RPM International, Inc. 6.125% 10/15/19	1,008,000	1,106,951
RPM International, Inc. 6.500% 2/15/18	85,000	89,084

		5,430,683

Commercial Services — 0.5%
Leidos Holdings, Inc. 4.450% 12/01/20	525,000	540,803
S&P Global, Inc. 3.300% 8/14/20	635,000	647,438

		1,188,241

Computers — 0.3%
Diamond 1 Finance Corp./Diamond 2 Finance Corp. (a) 3.480% 6/01/19	430,000	438,947
Diamond 1 Finance Corp./Diamond 2 Finance Corp. (a) 4.420% 6/15/21	345,000	356,987

		795,934

Diversified Financial — 5.3%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust 4.500% 5/15/21	1,010,000	1,046,714
Air Lease Corp. 2.125% 1/15/20	300,000	295,523
Air Lease Corp. 3.375% 1/15/19	365,000	371,189
Air Lease Corp. STEP 5.625% 4/01/17	465,000	469,069

	Principal Amount	Value
Ally Financial, Inc. 3.600% 5/21/18	$440,000	$443,300
Ally Financial, Inc. 4.750% 9/10/18	920,000	947,600
BGC Partners, Inc. 5.125% 5/27/21	765,000	787,224
General Motors Financial Co., Inc. 2.625% 7/10/17	190,000	191,028
The Goldman Sachs Group, Inc. 2.875% 2/25/21	2,260,000	2,270,450
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 3.500% 3/15/17	1,085,000	1,087,034
International Lease Finance Corp. 3.875% 4/15/18	100,000	101,875
Lazard Group LLC 4.250% 11/14/20	645,000	675,159
Merrill Lynch & Co., Inc. 5.700% 5/02/17	1,900,000	1,925,891
Morgan Stanley 2.450% 2/01/19	1,825,000	1,837,532

		12,449,588

Electric — 2.0%
Ameren Corp. 2.700% 11/15/20	555,000	557,979
Duke Energy Corp. 1.800% 9/01/21	600,000	577,982
EDP Finance BV (a) 4.125% 1/15/20	1,150,000	1,175,208
EDP Finance BV (a) 4.900% 10/01/19	108,000	113,172
Entergy Texas, Inc. 2.550% 6/01/21	75,000	74,751
Entergy Texas, Inc. 7.125% 2/01/19	580,000	638,285
IPALCO Enterprises, Inc. 5.000% 5/01/18	315,000	325,238
Israel Electric Corp. Ltd. (a) 7.250% 1/15/19	350,000	377,962
Majapahit Holding BV (a) 7.750% 1/20/20	330,000	370,425
The Southern Co. 1.850% 7/01/19	135,000	134,582
The Southern Co. 2.350% 7/01/21	440,000	432,526

		4,778,110

Electronics — 0.2%
FLIR Systems, Inc. 3.125% 6/15/21	480,000	481,268
Jabil Circuit, Inc. 8.250% 3/15/18	90,000	96,396

		577,664

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Environmental Controls — 0.2%
Clean Harbors, Inc. 5.250% 8/01/20	$415,000	$424,856

Foods — 0.9%
Danone SA (a) 2.077% 11/02/21	1,340,000	1,301,270
JBS Investments GmbH (a) 7.750% 10/28/20	200,000	212,260
Mondelez International Holdings Netherlands BV (a) 2.000% 10/28/21	595,000	570,034
Tyson Foods, Inc. 2.650% 8/15/19	60,000	60,572

		2,144,136

Forest Products & Paper — 0.5%
Sappi Papier Holding GmbH (a) 7.750% 7/15/17	1,200,000	1,215,000

Hand & Machine Tools — 0.4%
Stanley Black & Decker, Inc. 1.622% 11/17/18	345,000	342,876
Stanley Black & Decker, Inc. 2.451% 11/17/18	630,000	635,398

		978,274

Health Care – Products — 0.9%
Abbott Laboratories 2.350% 11/22/19	600,000	600,707
Abbott Laboratories 2.900% 11/30/21	605,000	603,276
Boston Scientific Corp. 2.850% 5/15/20	255,000	258,803
Zimmer Biomet Holdings, Inc. 2.000% 4/01/18	528,000	528,645

		1,991,431

Health Care – Services — 2.0%
Aetna, Inc. 1.900% 6/07/19	695,000	693,406
Cigna Corp. 4.000% 2/15/22	316,000	330,133
Cigna Corp. 4.500% 3/15/21	690,000	733,389
HCA, Inc. 3.750% 3/15/19	1,130,000	1,161,075
Laboratory Corp. of America Holdings 2.625% 2/01/20	570,000	569,441
UnitedHealth Group, Inc. 1.700% 2/15/19	1,155,000	1,151,528

		4,638,972

Home Builders — 0.5%
Lennar Corp. 4.500% 11/15/19	1,088,000	1,130,160

	Principal Amount	Value
Housewares — 0.4%
Newell Brands, Inc. 2.600% 3/29/19	$910,000	$919,985

Insurance — 1.8%
American International Group, Inc. 3.300% 3/01/21	550,000	563,356
CNA Financial Corp. 5.750% 8/15/21	93,000	103,890
Lincoln National Corp. 6.250% 2/15/20	400,000	441,767
Reinsurance Group of America, Inc. 5.625% 3/15/17	450,000	453,660
TIAA Asset Management Finance Co. LLC (a) 2.950% 11/01/19	1,075,000	1,093,556
Trinity Acquisition PLC 3.500% 9/15/21	330,000	333,220
Unum Group 3.000% 5/15/21	135,000	134,606
Willis North America, Inc. 6.200% 3/28/17	270,000	273,005
Willis Towers Watson PLC 5.750% 3/15/21	370,000	404,309
XLIT Ltd. 5.750% 10/01/21	465,000	516,769

		4,318,138

Internet — 0.5%
Expedia, Inc. 7.456% 8/15/18	1,048,000	1,133,462

Investment Companies — 0.4%
Ares Capital Corp. 3.875% 1/15/20	548,000	555,657
FS Investment Corp. 4.000% 7/15/19	365,000	365,941

		921,598

Leisure Time — 0.5%
Brunswick Corp. (a) 4.625% 5/15/21	1,088,000	1,100,240

Lodging — 0.4%
Marriott International, Inc. 2.300% 1/15/22	30,000	29,102
Marriott International, Inc. 2.875% 3/01/21	875,000	878,945

		908,047

Machinery – Diversified — 0.5%
CNH Industrial Capital LLC 3.375% 7/15/19	308,000	308,770
CNH Industrial Capital LLC 3.625% 4/15/18	100,000	101,250
CNH Industrial Capital LLC 3.875% 10/15/21	635,000	624,681

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
CNH Industrial Capital LLC 4.875% 4/01/21	$115,000	$119,600

		1,154,301

Manufacturing — 0.3%
Tyco Electronics Group SA 6.550% 10/01/17	700,000	726,075

Media — 0.9%
Charter Communications Operating LLC/Charter Communications Operating Capital 3.579% 7/23/20	605,000	617,242
Sirius XM Radio, Inc. (a) 4.250% 5/15/20	900,000	913,500
Viacom, Inc. 2.250% 2/04/22	95,000	89,276
Viacom, Inc. 6.125% 10/05/17	550,000	565,735

		2,185,753

Mining — 0.5%
Glencore Canada Corp. 5.500% 6/15/17	890,000	904,274
Glencore Finance Canada Ltd. (a) 2.700% 10/25/17	233,000	234,782

		1,139,056

Office Equipment/Supplies — 0.6%
Pitney Bowes, Inc. 3.375% 10/01/21	590,000	572,821
Pitney Bowes, Inc. 4.750% 5/15/18	750,000	772,231
Pitney Bowes, Inc. 5.750% 9/15/17	33,000	33,847

		1,378,899

Oil & Gas Services — 0.1%
Cameron International Corp. 1.400% 6/15/17	300,000	299,884

Packaging & Containers — 0.5%
Graphic Packaging International, Inc. 4.750% 4/15/21	1,094,000	1,148,700

Pharmaceuticals — 1.9%
AbbVie, Inc. 1.800% 5/14/18	1,065,000	1,065,800
Actavis Funding SCS Co. 2.350% 3/12/18	590,000	593,411
Baxalta, Inc. 2.000% 6/22/18	485,000	485,026
Express Scripts Holding Co. 3.300% 2/25/21	1,105,000	1,125,737
Shire Acquisitions Investments Ireland DAC 2.400% 9/23/21	235,000	227,007

	Principal Amount	Value
Teva Pharmaceutical Finance Netherlands III BV 2.200% 7/21/21	$1,075,000	$1,028,438

		4,525,419

Real Estate Investment Trusts (REITS) — 1.9%
American Tower Corp. 2.250% 1/15/22	415,000	397,516
American Tower Corp. 3.300% 2/15/21	745,000	753,485
Crown Castle International Corp. 3.400% 2/15/21	714,000	724,532
DDR Corp. 7.500% 7/15/18	925,000	996,514
Digital Realty Trust LP 3.400% 10/01/20	320,000	325,508
Highwoods Realty LP 5.850% 3/15/17	275,000	277,325
Highwoods Realty LP 7.500% 4/15/18	25,000	26,672
Simon Property Group LP 2.350% 1/30/22	700,000	690,598
Weyerhaeuser Co. 7.375% 10/01/19	135,000	151,549

		4,343,699

Retail — 1.3%
AutoNation, Inc. 3.350% 1/15/21	255,000	256,233
CVS Health Corp. 2.125% 6/01/21	810,000	794,241
Dollar Tree, Inc. 5.750% 3/01/23	1,090,000	1,154,114
The Home Depot, Inc. 2.000% 4/01/21	580,000	575,390
QVC, Inc. 3.125% 4/01/19	347,000	350,610

		3,130,588

Semiconductors — 0.6%
Analog Devices, Inc. 2.500% 12/05/21	245,000	242,752
KLA-Tencor Corp. 2.375% 11/01/17	455,000	457,726
NXP BV/NXP Funding LLC (a) 4.125% 6/01/21	770,000	795,025

		1,495,503

Telecommunications — 0.1%
Verizon Communications, Inc. 1.750% 8/15/21	245,000	235,029

Transportation — 0.9%
Asciano Finance Ltd. (a) 5.000% 4/07/18	547,000	561,991

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Ryder System, Inc. 2.250% 9/01/21	$425,000	$415,047
Ryder System, Inc. 2.500% 3/01/18	475,000	478,446
Ryder System, Inc. 2.550% 6/01/19	65,000	65,489
Ryder System, Inc. 2.875% 9/01/20	340,000	343,697
TTX Co. (a) 2.250% 2/01/19	300,000	299,828

		2,164,498

Trucking & Leasing — 1.2%
Aviation Capital Group Corp. (a) 2.875% 9/17/18	1,070,000	1,083,375
GATX Corp. 2.600% 3/30/20	575,000	567,910
Penske Truck Leasing Co. LP/PTL Finance Corp. (a) 2.500% 6/15/19	370,000	370,896
Penske Truck Leasing Co. LP/PTL Finance Corp. (a) 3.050% 1/09/20	615,000	621,721
Penske Truck Leasing Co. LP/PTL Finance Corp. (a) 3.300% 4/01/21	150,000	151,686

		2,795,588

TOTAL CORPORATE DEBT (Cost $99,969,868)		100,546,856

MUNICIPAL OBLIGATIONS — 0.0%
Louisiana State Public Facilities Authority, Series 2011-A, Class A2 FRN 1.614% 4/26/27	89,280	88,887

TOTAL MUNICIPAL OBLIGATIONS (Cost $89,280)		88,887

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 38.8%
Auto Floor Plan ABS — 0.5%
Navistar Financial Dealer Note Master Owner Trust II, Series 2016-1, Class A, 1 mo. LIBOR + 1.350%, FRN (a) 1.942% 9/27/21	520,000	520,417
NCF Dealer Floorplan Master Trust, Series 2014-1A, Class A, 1 mo. LIBOR + 1.500%, FRN (a) 2.061% 10/20/20	200,000	200,000

	Principal Amount	Value
NextGear Floorplan Master Owner Trust, Series 2016-2A, Class A2 (a) 2.190% 9/15/21	$480,000	$476,124

		1,196,541

Automobile ABS — 5.8%
American Credit Acceptance Receivables Trust, Series 2015-2, Class A (a) 1.570% 6/12/19	64,550	64,554
American Credit Acceptance Receivables Trust, Series 2015-3, Class A (a) 1.950% 9/12/19	151,431	151,673
American Credit Acceptance Receivables Trust, Series 2016-2, Class A (a) 2.220% 7/13/20	256,647	256,984
American Credit Acceptance Receivables Trust, Series 2016-1A, Class A (a) 2.370% 5/12/20	84,852	85,044
AmeriCredit Automobile Receivables Trust, Series 2014-1, Class D 2.540% 6/08/20	210,000	211,363
Avis Budget Rental Car Funding AESOP LLC, Series 2012-3A, Class A (a) 2.100% 3/20/19	200,000	200,184
CFC LLC, Series 2015-1A, Class A (a) 1.750% 6/15/21	104,669	104,708
CPS Auto Receivables Trust, Series 2016-C, Class B (a) 2.480% 9/15/20	190,000	189,910
CPS Auto Trust, Series 2014-B, Class A (a) 1.110% 11/15/18	39,309	39,216
CPS Auto Trust, Series 2014-C, Class A (a) 1.310% 2/15/19	55,054	54,988
CPS Auto Trust, Series 2014-D, Class A (a) 1.490% 4/15/19	42,965	42,926
CPS Auto Trust, Series 2015-C, Class A (a) 1.770% 6/17/19	73,929	74,024
CPS Auto Trust, Series 2013-B, Class A (a) 1.820% 9/15/20	142,858	142,356
CPS Auto Trust, Series 2015-C, Class B (a) 2.550% 2/18/20	250,000	251,231
Credit Acceptance Auto Loan Trust, Series 2014-2A, Class A (a) 1.880% 3/15/22	259,745	259,673
Drive Auto Receivables Trust, Series 2016-CA, Class A1 (a) 0.900% 12/15/17	1,054,131	1,054,118

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Drive Auto Receivables Trust, Series 2016-BA, Class B (a) 2.560% 6/15/20	$140,000	$140,548
DT Auto Owner Trust, Series 2015-3A, Class A (a) 1.660% 3/15/19	52,292	52,296
DT Auto Owner Trust, Series 2016-1A, Class A (a) 2.000% 9/16/19	204,146	204,104
DT Auto Owner Trust, Series 2016-1A, Class B (a) 2.790% 5/15/20	450,000	452,590
DT Auto Owner Trust, Series 2016-2A, Class B (a) 2.920% 5/15/20	230,000	229,316
Enterprise Fleet Financing LLC, Series 2016-1, Class A2 (a) 1.830% 9/20/21	435,043	435,401
Exeter Automobile Receivables Trust, Series 2014-3A, Class A (a) 1.320% 1/15/19	4,248	4,247
Exeter Automobile Receivables Trust, Series 2015-2A, Class A (a) 1.540% 11/15/19	68,387	68,393
Exeter Automobile Receivables Trust, Series 2015-3A, Class A (a) 2.000% 3/16/20	107,835	108,015
Exeter Automobile Receivables Trust, Series 2016-3A, Class B (a) 2.840% 8/16/21	260,000	258,976
Exeter Automobile Receivables Trust, Series 2015-2A, Class C (a) 3.900% 3/15/21	650,000	657,050
First Investors Auto Owner Trust, Series 2013-3A, Class A3 (a) 1.440% 10/15/19	26,014	26,012
First Investors Auto Owner Trust, Series 2015-2A, Class A1 (a) 1.590% 12/16/19	76,395	76,437
First Investors Auto Owner Trust, Series 2016-1A, Class A1 (a) 1.920% 5/15/20	236,356	236,869
First Investors Auto Owner Trust, Series 2016-2A, Class B (a) 2.210% 7/15/22	540,000	534,973
Flagship Credit Auto Trust, Series 2014-2, Class A (a) 1.430% 12/16/19	59,404	59,307
Flagship Credit Auto Trust, Series 2013-2, Class A (a) 1.940% 1/15/19	3,387	3,388

	Principal Amount	Value
Flagship Credit Auto Trust, Series 2015-2, Class A (a) 1.980% 10/15/20	$128,506	$128,682
Flagship Credit Auto Trust, Series 2015-3, Class A (a) 2.380% 10/15/20	143,465	143,947
Flagship Credit Auto Trust, Series 2016-4, Class B (a) 2.410% 10/15/21	910,000	902,626
Flagship Credit Auto Trust, Series 2016-4, Class C (a) 2.710% 11/15/22	410,000	405,263
Flagship Credit Auto Trust, Series 2016-1, Class A (a) 2.770% 12/15/20	330,472	332,826
Flagship Credit Auto Trust, Series 2013-2, Class B (a) 3.210% 8/15/19	280,000	280,986
GLS Auto Receivables Trust, Series 2015-1A, Class A (a) 2.250% 12/15/20	64,116	64,014
NextGear Floorplan Master Owner Trust, Series 2015-2A, Class A (a) 2.380% 10/15/20	250,000	251,323
NextGear Floorplan Master Owner Trust, Series 2016-1A, Class A1, 1 mo. LIBOR + 1.700%, FRN (a) 2.404% 4/15/21	370,000	375,005
Oscar US Funding Trust, Series 2015-1A, Class A3 (a) 1.860% 10/15/19	750,000	745,526
Oscar US Funding Trust II, Series 2015-1A, Class A4 (a) 2.440% 6/15/22	300,000	295,433
Oscar US Funding Trust IV, Series 2016-1A, Class A2B, 1 mo. USD LIBOR + 1.700%, FRN (a) 2.404% 7/15/20	203,398	203,461
Oscar US Funding Trust V, Series 2016-2A, Class A1 (a) 0.900% 9/17/17	199,315	199,173
Oscar US Funding Trust V, Series 2016-2A, Class A2A (a) 2.310% 11/15/19	420,000	420,251
Santander Drive Auto Receivables Trust, Series 2016-1, Class A3 1.620% 3/16/20	180,000	180,018
Santander Drive Auto Receivables Trust, Series 2015-2, Class C 2.440% 4/15/21	470,000	472,491
Santander Drive Auto Receivables Trust, Series 2016-1, Class B 2.470% 12/15/20	340,000	342,873

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Santander Drive Auto Receivables Trust, Series 2014-4, Class D 3.100% 11/16/20	$200,000	$202,412
Santander Drive Auto Receivables Trust, Series 2016-1, Class D 4.020% 4/15/22	500,000	519,019
Westlake Automobile Receivables Trust, Series 2016-1A, Class A2B, 1 mo. USD LIBOR + 1.050%, FRN (a) 1.754% 1/15/19	490,377	490,818

		13,687,021

Commercial MBS — 2.3%
Banc of America Commercial Mortgage, Inc., Series 2007-3, Class A4, VRN 5.549% 6/10/49	149,093	149,801
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class A4, VRN 5.747% 2/10/51	195,311	198,004
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class AM, VRN 5.814% 2/10/51	180,000	183,338
Banc of America Commercial Mortgage, Inc., Series 2008-1, Class A4, VRN 6.235% 2/10/51	319,126	327,750
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A4, VRN 5.471% 1/12/45	199,013	199,105
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A4, VRN 5.694% 6/11/50	92,221	93,793
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class AM, VRN 5.887% 6/11/50	425,000	433,224
Commercial Mortgage Pass-Through Certificates, Series 2014-BBG, Class A, 1 mo. LIBOR + .800%, FRN (a) 1.504% 3/15/29	365,000	361,835
Commercial Mortgage Pass-Through Certificates, Series 2014-CR14, Class A2 3.147% 2/10/47	290,000	296,090
Commercial Mortgage Pass-Through Certificates, Series 2007-C9, Class A4, VRN 5.812% 12/10/49	301,139	303,735

	Principal Amount	Value
DBRR Trust, Series 2013-EZ3, Class A, VRN (a) 1.635% 12/18/49	$16,791	$16,775
GCCFC Commercial Mortgage Trust, Series 2006-GG7, Class AM, VRN 5.758% 7/10/38	172,270	172,318
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB20, Class AM, VRN 5.955% 2/12/51	270,000	276,822
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-9, Class A4 5.700% 9/12/49	370,113	377,348
ML-CFC Commercial Mortgage Trust, Series 2007-9, Class AM, VRN 5.856% 9/12/49	250,000	257,929
Morgan Stanley Capital I, Series 2007-HQ11, Class AM, VRN 5.478% 2/12/44	277,675	277,427
Morgan Stanley Capital I, Series 2007-HQ11, Class AJ, VRN 5.508% 2/12/44	190,000	190,000
Morgan Stanley Capital I, Series 2008-T29, Class A4, VRN 6.275% 1/11/43	119,782	123,268
STRIPs Ltd., Series 2012-1A, Class A (a) 1.500% 12/25/44	4,369	4,356
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class AJ, VRN 5.474% 8/15/39	30,954	30,997
Velocity Commercial Capital Loan Trust, Series 2016-2, Class AFX, VRN 2.997% 10/25/46	461,843	457,353
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4 5.509% 4/15/47	158,804	159,243
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class AM, VRN 5.969% 2/15/51	440,000	444,839

		5,335,350

Credit Card ABS — 1.9%
Chase Issuance Trust, Series 2014-A1, Class A1 1.150% 1/15/19	4,460,000	4,460,013

Home Equity ABS — 0.6%
ACE Securities Corp., Series 2005-AG1, Class A1B1, 1 mo. USD LIBOR + .270%, FRN 0.862% 8/25/35	7,324	7,323

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
ACE Securities Corp., Series 2005-HE7, Class A2D, 1 mo. USD LIBOR + .660%, FRN 1.252% 11/25/35	$59,698	$59,473
ACE Securities Corp., Series 2005-HE5, Class M2, 1 mo. USD LIBOR + .735%, FRN 1.327% 8/25/35	108,080	108,213
Bear Stearns Asset-Backed Securities I Trust, Series 2005-HE12, Class M1, 1 mo. USD LIBOR + ..480%, FRN 1.064% 12/25/35	221,031	221,038
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A, 1 mo. USD LIBOR + .460%, FRN 1.044% 9/25/34	34,449	34,288
Countrywide Partnership Trust, Series 2004-EC1, Class M1, 1 mo. USD LIBOR + .900%, FRN 1.484% 2/25/35	102,644	92,395
Credit Suisse Seasoned Loan Trust, Series 2006-1, Class A, 1 mo. USD LIBOR + .240%, FRN (a) 0.824% 10/25/34	157,736	157,163
First Franklin Mortgage Loan Trust, Series 2005-FF6, Class M1, 1 mo. USD LIBOR + .630%, FRN 1.222% 5/25/36	37,992	37,900
Fremont Home Loan Trust, Series 2005-E, Class 2A3, 1 mo. USD LIBOR + .240%, FRN 0.832% 1/25/36	31,149	30,956
GSAMP Trust, Series 2005-AHL, Class M1, 1 mo. USD LIBOR + ..645%, FRN 1.401% 4/25/35	46,676	46,834
Home Equity Asset Trust, Series 2006-4, Class 2A3, 1 mo. USD LIBOR + .170%, FRN 0.754% 8/25/36	17,823	17,837
JP Morgan Mortgage Acquisition Corp., Series 2005-FRE1, Class A2V2, 1 mo. USD LIBOR + .220%, FRN 0.812% 10/25/35	124,645	124,842
Long Beach Mortgage Loan Trust, Series 2005-WL1, Class M2, 1 mo. USD LIBOR + .825%, FRN 1.581% 6/25/35	146,962	146,407
New Century Home Equity Loan Trust, Series 1997-NC5, Class A6, STEP 6.604% 10/25/28	4	4

	Principal Amount	Value
NovaStar Mortgage Funding Trust, Series 2005-3, Class A2D, 1 mo. LIBOR + .370%, FRN 1.126% 1/25/36	$105,008	$104,619
Option One Mortgage Loan Trust, Series 2005-5, Class A3, 1 mo. USD LIBOR + .210%, FRN 0.966% 12/25/35	132,041	131,873
Park Place Securities, Inc., Series 2005-WHQ4, Class A1A, 1 mo. USD LIBOR + .260%, FRN 0.852% 9/25/35	29,673	29,710
Residential Asset Securities Corp., Series 2005-EMX4, Class M1, 1 mo. USD LIBOR + .430%, FRN 1.186% 11/25/35	59,594	59,625

		1,410,500

Other ABS — 18.2%
321 Henderson Receivables I LLC, Series 2006-1A, Class A1, 1 mo. USD LIBOR + .200%, FRN (a) 0.904% 3/15/41	111,461	108,485
321 Henderson Receivables I LLC, Series 2010-3A, Class A (a) 3.820% 12/15/48	313,414	316,022
AIMCO CLO Ltd., Series 2014-AA, Class A, 3 mo. USD LIBOR + 1.540%, FRN (a) 2.421% 7/20/26	350,000	350,013
ALM VII Ltd., Series 2012-7A, Class A1R, 3 mo. USD LIBOR + 1.480%, FRN (a) 2.334% 10/15/28	370,000	371,101
Alterna Funding I LLC, Series 2014-1A, Class NOTE (a) 1.639% 2/15/21	319,201	310,224
Apidos CLO XXV, Series 2016-25A, Class A1, 3 mo. USD LIBOR + 1.460%, FRN (a) 2.203% 10/20/28	520,000	520,080
Arbys Funding LLC, Series 2015-1A, Class A2 (a) 4.969% 10/30/45	297,000	300,156
ARL First LLC, Series 2012-1A, Class A1, 1 mo. USD LIBOR + 1.750%, FRN (a) 2.454% 12/15/42	314,354	305,398
AVANT Loans Funding Trust, Series 2016-C, Class A (a) 2.960% 9/16/19	105,073	105,013

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
AVANT Loans Funding Trust, Series 2016-A, Class A (a) 4.110% 5/15/19	$273,179	$273,763
BCC Funding VIII LLC, Series 2014-1A, Class A (a) 1.794% 6/20/20	20,730	20,717
BCC Funding X LLC, Series 2015-1, Class A2 (a) 2.224% 10/20/20	249,742	249,484
BCC Funding XIII LLC, Series 2016-1, Class A1 (a) 1.100% 9/20/17	548,895	547,542
Birchwood Park CLO Ltd., Series 2014-1A, Class A, 3 mo. USD LIBOR + 1.440%, FRN (a) 2.320% 7/15/26	340,000	340,027
Blackbird Capital Aircraft Lease Securitization Ltd., Series 2016-1A, Class AA, STEP (a) 2.487% 12/16/41	380,000	380,594
Blue Hill CLO Ltd., Series 2013-1A, Class A, 3 mo. USD LIBOR + 1.480%, FRN (a) 2.360% 1/15/26	765,000	765,233
BlueMountain CLO Ltd., Series 2015-2A, Class A1, 3 mo. USD LIBOR + 1.430%, FRN (a) 2.312% 7/18/27	475,000	476,133
BlueVirgo Trust, Series 2015-1A, Class NOTE (a) 3.000% 12/15/22	571,351	577,379
CAN Capital Funding LLC, Series 2014-1A, Class A (a) 3.117% 4/15/20	152,837	151,682
Capital Automotive REIT, Series 2012-1A, Class A (a) 4.700% 7/15/42	191,009	192,202
Cazenovia Creek Funding I LLC, Series 2015-1A, Class A (a) 2.000% 12/10/23	230,867	228,991
CCG Receivables Trust, Series 2014-1, Class A2 (a) 1.060% 11/15/21	48,188	48,134
Citi Held For Asset Issuance, Series 2015-PM1, Class A (a) 1.850% 12/15/21	5,420	5,417
Citi Held For Asset Issuance, Series 2015-PM2, Class A (a) 2.350% 3/15/22	70,279	70,227
Citi Held For Asset Issuance, Series 2015-PM3, Class A (a) 2.560% 5/16/22	38,199	38,158

	Principal Amount	Value
CKE Restaurant Holdings, Inc., Series 2013-1A, Class A2 (a) 4.474% 3/20/43	$481,313	$477,664
Credit-Based Asset Servicing and Securitization LLC, Series 2006-RP2, Class A3, 1 mo. LIBOR + .300%, FRN (a) 1.056% 7/25/36	89,026	88,847
DB Master Finance LLC, Series 2015-1A, Class A2I (a) 3.262% 2/20/45	402,825	405,072
Diamond Resorts Owner Trust, Series 2013-2, Class A (a) 2.270% 5/20/26	140,033	139,059
Diamond Resorts Owner Trust, Series 2014-1, Class A (a) 2.540% 5/20/27	59,672	59,553
Diamond Resorts Owner Trust, Series 2015-1, Class A (a) 2.730% 7/20/27	148,113	147,214
Diamond Resorts Owner Trust, Series 2015-2, Class A (a) 2.990% 5/22/28	187,519	186,373
Diamond Resorts Owner Trust, Series 2016-1, Class A (a) 3.080% 11/20/28	1,306,916	1,298,882
Diamond Resorts Owner Trust, Series 2015-2, Class B (a) 3.540% 5/22/28	126,702	126,830
Domino’s Pizza Master Issuer LLC, Series 2015-1A, Class A2I (a) 3.484% 10/25/45	425,700	419,107
Domino’s Pizza Master Issuer LLC, Series 2012-1A, Class A2 (a) 5.216% 1/25/42	320,100	325,966
Dong Fang Container Finance II SPV Ltd., Series 2014-1A, Class A1 (a) 1.950% 11/25/39	143,750	141,386
Drug Royalty Corp., Inc., Series 2014-1, Class A1, 3 mo. USD LIBOR + 2.850%, FRN (a) 3.730% 7/15/23	166,349	167,498
Drug Royalty Corp., Inc., Series 2012-1, Class A1, 3 mo. USD LIBOR + 5.250%, FRN (a) 6.130% 7/15/24	71,667	72,677
Eaton Vance CLO, Series 2014-1A, Class A, 3 mo. USD LIBOR + 1.450%, FRN (a) 2.330% 7/15/26	450,000	450,849
Elara HGV Timeshare Issuer LLC, Series 2016-A, Class A (a) 2.810% 4/25/28	308,283	302,393

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Elara HGV Timeshare Issuer LLC, Series 2014-A, Class B (a) 3.020% 2/25/27	$145,456	$143,567
Element Rail Leasing I LLC, Series 2014-1A, Class A1 (a) 2.299% 4/19/44	157,243	153,043
Element Rail Leasing II LLC, Series 2015-1A, Class A1 (a) 2.707% 2/19/45	73,726	71,426
Element Rail Leasing II LLC, Series 2016-1A, Class A1 (a) 3.968% 3/19/46	187,354	187,850
Entegry New Orleans Storm Recovery Funding I LLC, Series 2015-1, Class A 2.670% 6/01/27	88,430	89,294
FNA Trust, Series 2014-1A, Class A (a) 1.296% 12/10/22	126,612	125,504
FNA Trust, Series 2015-1, Class A (a) 3.240% 12/10/23	117,165	116,474
FRS I LLC, Series 2013-1A, Class A1 (a) 1.800% 4/15/43	61,790	60,555
Galaxy XX CLO Ltd., Series 2015-20A, Class A, 3 mo. USD LIBOR + 1.450%, FRN (a) 2.331% 7/20/27	475,000	475,614
Global SC Finance II SRL, Series 2013-1A, Class A (a) 2.980% 4/17/28	186,833	177,544
Global SC Funding One Ltd., Series 2015-1, Class B1 (a) 2.740% 1/18/30	62,416	62,416
GoldenTree Loan Opportunities VII Ltd., Series 2013-7A, Class A, 3 mo. USD LIBOR + 1.150%, FRN (a) 2.032% 4/25/25	535,000	534,589
Goodgreen Trust, Series 2016-1A, Class A (a) 3.230% 10/15/52	569,662	569,538
Green Tree Agency Advance Funding Trust I, Series 2015-T2, Class AT2 (a) 3.095% 10/15/48	340,000	340,000
Hercules Capital Funding Trust, Series 2014-1A, Class A (a) 3.524% 4/16/21	211,147	211,477
HERO Funding Trust, Series 2016-4A, Class A1 (a) 3.570% 9/20/47	880,000	877,175
HERO Funding Trust, Series 2015-1A, Class A (a) 3.840% 9/21/40	1,051,230	1,069,626
Hilton Grand Vacations Trust, Series 2014-AA, Class A (a) 1.770% 11/25/26	186,180	182,744

	Principal Amount	Value
Hilton Grand Vacations Trust, Series 2013-A, Class A (a) 2.280% 1/25/26	$160,280	$159,588
ING Investment Management CLO Ltd., Series 2013-3A, Class A1, 3 mo. USD LIBOR + 1.450%, FRN (a) 2.332% 1/18/26	260,000	260,049
ING Investment Management CLO Ltd., Series 2007-5A, Class A1A, 3 mo. USD LIBOR + .230%, FRN (a) 1.116% 5/01/22	33,085	33,070
LCM Ltd., Series 10AR, Class AR, 3 mo. USD LIBOR + 1.260%, FRN (a) 1.581% 4/15/22	191,400	191,440
LCM Ltd., Series 16A, Class A, 3 mo. USD LIBOR + 1.500%, FRN (a) 2.380% 7/15/26	430,000	430,119
LCM XI LP, Series 11A, Class A, 3 mo. USD LIBOR + 1.300%, FRN (a) 2.178% 4/19/22	709,642	709,787
LCM XIV LP, Series 14A, Class A, 3 mo. USD LIBOR + 1.150%, FRN (a) 2.030% 7/15/25	700,000	697,483
LCM XXIII Ltd., Series 23A, Class A1, 3 mo. USD LIBOR + 1.400%, FRN (a) 2.506% 10/20/29	590,000	589,995
Leaf Receivables Funding LLC, Series 2016-1, Class A1 (a) 1.000% 6/15/17	159,574	159,459
Madison Park Funding Ltd., Series 2016-22A, Class A, 3 mo. USD LIBOR + 1.480%, FRN (a) 2.382% 10/25/29	420,000	420,930
Madison Park Funding XII Ltd., Series 2014-12A, Class A, 3 mo. USD LIBOR + 1.500%, FRN (a) 2.381% 7/20/26	430,000	430,116
Madison Park Funding XIV Ltd., Series 2014-14A, Class A2, 3 mo. USD LIBOR + 1.450%, FRN (a) 2.331% 7/20/26	290,000	290,060
Magnetite CLO Ltd., Series 2016-18A, Class A, 3 mo. USD LIBOR + 1.400%, FRN (a) 2.253% 11/15/28	390,000	389,988
Marlette Funding Trust, Series 2016-1A, Class A (a) 3.060% 1/17/23	846,293	845,500
Miramax LLC, Series 2014-1A, Class A2 (a) 3.340% 7/20/26	137,016	136,256

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-WMC6, Class M2, 1 mo. USD LIBOR + .750%, FRN 1.506% 7/25/35	$37,488	$37,862
Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-WMC4, Class M4, 1 mo. USD LIBOR + .945%, FRN 1.537% 4/25/35	197,569	197,550
MVW Owner Trust, Series 2013-1A, Class A (a) 2.150% 4/22/30	139,121	137,852
MVW Owner Trust, Series 2014-2, Class A (a) 2.250% 9/22/31	219,247	216,593
MVW Owner Trust, Series 2016-1A, Class A (a) 2.250% 12/20/33	94,591	92,705
Nations Equipment Finance Funding II LLC, Series 2014-1A, Class A (a) 1.558% 7/20/18	36,949	36,926
Nations Equipment Finance Funding III LLC, Series 2016-1A, Class A (a) 3.610% 2/20/21	266,132	265,999
Navitas Equipment Receivables LLC, Series 2015-1, Class A2 (a) 2.120% 11/15/18	213,905	213,898
New Residential Advance Receivables Trust, Series 2016-T2, Class AT2 (a) 2.575% 10/15/49	1,950,000	1,926,867
NRZ Advance Receivables Trust, Series 2016-T4, Class AT4 (a) 3.107% 12/15/50	700,000	683,615
OHA Loan Funding Ltd., Series 2015-1A, Class AR, 3 mo. USD LIBOR + 1.410%, FRN (a) 2.347% 8/15/29	590,000	589,998
OnDeck Asset Securitization Trust II LLC, Series 2016-1A, Class A (a) 4.210% 5/17/20	120,000	118,480
Orange Lake Timeshare Trust, Series 2014-AA, Class A (a) 2.290% 7/09/29	54,548	53,725
Orange Lake Timeshare Trust, Series 2016-A, Class A (a) 2.610% 3/08/29	323,633	319,939
Oxford Finance Funding Trust, Series 2014-1A, Class A (a) 3.475% 12/15/22	83,726	83,732
Oxford Finance Funding Trust, Series 2016-1A, Class A (a) 3.968% 6/17/24	200,000	199,174

	Principal Amount	Value
PFS Financing Corp., Series 2014-AA, Class A, 1 mo. LIBOR + .600%, FRN (a) 1.304% 2/15/19	$840,000	$839,719
RAAC, Series 2006-RP2, Class A, 1 mo. USD LIBOR + .250%, FRN (a) 0.784% 2/25/37	117,057	116,288
Sierra Receivables Funding Co. LLC, Series 2014-2A, Class A (a) 2.050% 6/20/31	210,641	210,354
Sierra Receivables Funding Co. LLC, Series 2013-2A, Class A (a) 2.280% 11/20/25	41,277	41,219
Sierra Receivables Funding Co. LLC, Series 2014-3A, Class A (a) 2.300% 10/20/31	192,681	192,043
Sierra Receivables Funding Co. LLC, Series 2015-1A, Class A (a) 2.400% 3/22/32	359,114	358,397
Sierra Receivables Funding Co. LLC, Series 2015-3A, Class A (a) 2.580% 9/20/32	131,897	130,114
Sierra Receivables Funding Co. LLC, Series 2012-1A, Class A (a) 2.840% 11/20/28	27,002	27,003
Sierra Receivables Funding Co. LLC, Series 2015-3A, Class B (a) 3.080% 9/20/32	50,730	49,905
SoFi Consumer Loan Program LLC, Series 2016-3, Class A (a) 3.050% 12/26/25	425,062	423,379
SoFi Consumer Loan Program LLC, Series 2016-5, Class A (a) 3.060% 9/25/28	2,300,000	2,295,678
SoFi Consumer Loan Program LLC, Series 2016-2A, Class A (a) 3.090% 10/27/25	508,642	507,113
SoFi Consumer Loan Program LLC, Series 2016-1A, Class A (a) 3.260% 8/25/25	1,003,818	1,005,103
SpringCastle America Funding LLC, Series 2016-AA, Class A (a) 3.050% 4/25/29	687,134	690,570
Springleaf Funding Trust, Series 2016-AA, Class A (a) 2.900% 11/15/29	1,460,000	1,456,739
SPS Servicer Advance Receivables Trust, Series 2016-T1, Class AT1 (a) 2.530% 11/16/48	1,040,000	1,037,311
SPS Servicer Advance Receivables Trust, Series 2015-T3, Class AT3 (a) 2.920% 7/15/47	180,000	180,143

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Symphony CLO XV Ltd., Series 2014-15A, Class A, 3 mo. USD LIBOR + 1.450%, FRN (a) 2.330% 10/17/26	$365,000	$365,093
Taco Bell Funding LLC, Series 2016-1A, Class A2I (a) 3.832% 5/25/46	379,050	381,477
TAL Advantage LLC, Series 2014-2A, Class A1 (a) 1.700% 5/20/39	119,219	117,670
TCI-Symphony CLO Ltd., Series 2016-1A, Class A, 3 mo. USD LIBOR + 1.480%, FRN (a) 2.399% 10/13/29	300,000	300,918
Treman Park CLO Ltd., Series 2015-1A, Class AR, 3 mo. USD LIBOR + 1.370%, FRN (a) 2.251% 4/20/27	950,000	949,525
Trip Rail Master Funding LLC, Series 2011-1A, Class A1B, 1 mo. USD LIBOR + 2.500%, FRN (a) 3.204% 7/15/41	208,472	205,944
Trip Rail Master Funding LLC, Series 2011-1A, Class A1A (a) 4.370% 7/15/41	59,563	59,267
Voya CLO Ltd., Series 2014-2A, Class A1, 3 mo. USD LIBOR + 1.450%, FRN (a) 2.330% 7/17/26	345,000	345,002
VSE VOI Mortgage LLC, Series 2016-A, Class A (a) 2.540% 7/20/33	809,788	801,394
Welk Resorts LLC, Series 2015-AA, Class A (a) 2.790% 6/16/31	135,448	134,343
Wendys Funding LLC, Series 2015-1A, Class A2I (a) 3.371% 6/15/45	913,438	921,675
Westgate Resorts LLC, Series 2014-1A, Class A (a) 2.150% 12/20/26	156,316	153,757
Westgate Resorts LLC, Series 2015-2A, Class A (a) 3.200% 7/20/28	314,019	312,931

		42,838,810

Student Loans ABS — 7.7%
Access Group, Inc., Series 2004-A, Class A2, 3 mo. USD LIBOR + .260%, FRN 1.142% 4/25/29	68,688	68,480

	Principal Amount	Value
Access Group, Inc., Series 2015-1, Class A, 1 mo. USD LIBOR + .700%, FRN (a) 1.292% 7/25/56	$338,070	$334,103
Access Group, Inc., Series 2003-A, Class A3, 3 mo. Treasury + 1.200%, FRN 1.509% 7/01/38	98,432	96,908
Access Group, Inc., Series 2015-1, Class B, 1 mo. USD LIBOR + 1.500%, FRN (a) 2.092% 7/25/58	140,000	115,917
Brazos Student Finance Corp., Series 2003-A, Class A3, 28 Day ARS, FRN 1.729% 7/01/38	200,000	192,566
College Loan Corp. Trust I, Series 2005-2, Class B, 3 mo. USD LIBOR + .490%, FRN 1.370% 1/15/37	280,135	241,369
Credit Suisse ABS Repackaging Trust, Series 2013-A, Class B (a) 2.500% 1/25/30	211,792	197,217
DRB Prime Student Loan Trust, Series 2015-D, Class A1, 1 mo. USD LIBOR + 1.700%, FRN (a) 2.284% 1/25/40	345,623	343,892
DRB Prime Student Loan Trust, Series 2015-A, Class A3 2.320% 4/25/30	177,896	177,099
DRB Prime Student Loan Trust, Series 2016-R, Class A1, 1 mo. USD LIBOR + 1.900%, FRN (a) 2.431% 10/25/44	1,099,112	1,099,112
DRB Prime Student Loan Trust, Series 2015-B, Class A3 (a) 2.540% 4/27/26	145,277	143,688
DRB Prime Student Loan Trust, Series 2016-A, Class A1, 1 mo. USD LIBOR + 2.000%, FRN (a) 2.584% 4/25/40	339,036	338,092
DRB Prime Student Loan Trust, Series 2016-B, Class A2 (a) 2.890% 6/25/40	290,340	281,375
DRB Prime Student Loan Trust, Series 2015-A, Class A2 (a) 3.060% 7/25/31	170,405	165,416
DRB Prime Student Loan Trust, Series 2015-B, Class A2 (a) 3.170% 7/25/31	151,462	151,322
DRB Prime Student Loan Trust, Series 2015-D, Class A2 (a) 3.200% 1/25/40	980,281	973,016

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Earnest Student Loan Program LLC, Series 2016-B, Class A1, 1 mo. USD LIBOR + 2.050%, FRN (a) 2.634% 2/26/35	$457,645	$457,645
Earnest Student Loan Program LLC, Series 2016-C, Class A2 (a) 2.680% 7/25/35	578,997	562,832
Earnest Student Loan Program LLC, Series 2016-D, Class A2 (a) 2.720% 1/25/41	533,861	525,214
ECMC Group Student Loan Trust, Series 2016-1A, Class A, 1 mo. USD LIBOR + 1.350%, FRN (a) 1.942% 7/26/66	622,074	620,239
Education Funding Capital Trust I, Series 2004-1, Class A4, 28 Day ARS, FRN 1.943% 6/15/43	250,000	248,890
Education Loan Asset-Backed Trust I, Series 2013-1, Class A1, 1 mo. USD LIBOR + .800%, FRN (a) 1.392% 6/25/26	723,025	715,590
GCO Education Loan Funding Trust, Series 2007-1A, Class A5L, 3 mo. LIBOR + .070%, FRN (a) 1.000% 5/25/23	10,677	10,666
Higher Education Funding I, Series 2004-1, Class B1, 28 Day ARS, FRN (a) 0.350% 1/01/44	950,000	827,015
KeyCorp Student Loan Trust, Series 2006-A, Class 2A4, 3 mo. USD LIBOR + .310%, FRN 1.162% 9/27/35	171,598	169,825
KeyCorp Student Loan Trust, Series 2004-A, Class 2A2, 3 mo. USD LIBOR + .300%, FRN 1.186% 10/28/41	16,181	16,146
National Collegiate Student Loan Trust, Series 2005-1, Class A4, 1 mo. USD LIBOR + .240%, FRN 0.824% 11/27/28	79,235	78,672
Navient Private Education Loan Trust, Series 2015-BA, Class A1, 1 mo. USD LIBOR + .600%, FRN (a) 1.304% 5/15/23	1,949	1,949
Navient Private Education Loan Trust, Series 2014-AA, Class A2A (a) 2.740% 2/15/29	330,292	327,287
Navient Student Loan Trust, Series 2016-5A, Class A, 1 mo. USD LIBOR + 1.250%, FRN (a) 1.000% 6/25/65	880,501	893,411

	Principal Amount	Value
Navient Student Loan Trust, Series 2016-6A, Class A3, 1 mo. USD LIBOR + 1.300%, FRN (a) 1.820% 3/25/66	$1,060,000	$1,060,009
Nelnet Private Education Loan Trust, Series 2016-A, Class A1A, 1 mo. USD LIBOR + 1.750%, FRN (a) 2.370% 12/26/40	500,000	499,849
Nelnet Private Education Loan Trust, Series 2016-A, Class A1B (a) 3.600% 12/26/40	360,000	359,580
Nelnet Student Loan Trust, Series 2014-6A, Class A, 1 mo. USD LIBOR + .650%, FRN (a) 0.831% 11/25/52	416,202	404,595
Nelnet Student Loan Trust, Series 2015-3A, Class B, 1 mo. USD LIBOR + 1.500%, FRN (a) 2.084% 6/25/54	130,000	112,741
Nelnet Student Loan Trust, Series 2014-1A, Class B, 1 mo. USD LIBOR + 1.500%, FRN (a) 2.092% 10/25/47	170,000	151,429
North Carolina State Education Assistance Authority, Series 2011-1, Class A2, 3 mo. USD LIBOR + .900%, FRN 1.614% 1/26/26	109,071	108,897
Northstar Education Finance, Inc., Series 2005-1, Class A5, 3 mo. LIBOR + .750%, FRN 1.640% 10/30/45	269,368	255,563
PHEAA Student Loan Trust, Series 2016-2A, Class A, 1 mo. USD LIBOR + .950%, FRN (a) 1.505% 11/25/65	810,000	809,897
SLC Private Student Loan Trust, Series 2006-A, Class A5, 3 mo. USD LIBOR + .170%, FRN 1.050% 7/15/36	71,098	71,064
SLM Student Loan Trust, Series 2007-5, Class A6, 3 mo. USD LIBOR + .110%, FRN 0.992% 1/26/43	120,000	104,131
SLM Student Loan Trust, Series 2005-5, Class A4, 3 mo. USD LIBOR + .140%, FRN 1.022% 10/25/28	280,000	272,421
SLM Student Loan Trust, Series 2006-5, Class B, 3 mo. USD LIBOR + .210%, FRN 1.092% 10/25/40	533,357	459,831

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SLM Student Loan Trust, Series 2006-10, Class B, 3 mo. USD LIBOR + .220%, FRN 1.102% 3/25/44	$150,476	$124,297
SLM Student Loan Trust, Series 2003-14, Class A6, 3 mo. USD LIBOR + .300%, FRN 1.182% 7/25/25	150,000	146,741
SLM Student Loan Trust, Series 2005-8, Class B, 3 mo. USD LIBOR + .310%, FRN 1.192% 1/25/40	221,982	190,081
SLM Student Loan Trust, Series 2012-A, Class A1, 1 mo. USD LIBOR + 1.400%, FRN (a) 2.104% 8/15/25	15,265	15,277
SLM Student Loan Trust, Series 2013-4, Class B, 1 mo. USD LIBOR + 1.500%, FRN 2.256% 12/28/43	120,000	103,666
SLM Student Loan Trust, Series 2003-5, Class A7, 28 Day ARS, FRN 2.950% 6/17/30	50,000	50,000
SMB Private Education Loan Trust, Series 2016-A, Class A1, 1 mo. USD LIBOR + .700%, FRN (a) 1.404% 5/15/23	452,942	453,716
SMB Private Education Loan Trust, Series 2016-C, Class A2B, 1 mo. USD LIBOR + 1.100%, FRN (a) 1.804% 9/15/34	290,000	290,006
SMB Private Education Loan Trust, Series 2016-B, Class A2B, 1 mo. USD LIBOR + 1.450%, FRN (a) 2.154% 2/17/32	144,000	144,000
SoFi Professional Loan Program LLC, Series 2016-D, Class A1, 1 mo. USD LIBOR + .950%, FRN (a) 1.534% 1/25/39	210,016	210,699
SoFi Professional Loan Program LLC, Series 2016-B, Class A2A (a) 1.680% 3/25/31	282,050	281,487
SoFi Professional Loan Program LLC, Series 2016-B, Class A1, 1 mo. USD LIBOR + 1.200%, FRN (a) 1.784% 6/25/33	347,914	351,701
SoFi Professional Loan Program LLC, Series 2016-A, Class A1, 1 mo. USD LIBOR + 1.750%, FRN (a) 2.342% 8/25/36	340,988	351,037

	Principal Amount	Value
SoFi Professional Loan Program LLC, Series 2016-E, Class A2B (a) 2.490% 1/25/36	$330,000	$327,040

		18,084,708

WL Collateral CMO — 1.8%
Bank of America Mortgage Securities, Series 2004-G, Class 2A7, VRN 3.303% 8/25/34	11,640	11,484
Connecticut Avenue Securities, Series 2015-C02, Class 1M1, 1 mo. USD LIBOR + 1.150%, FRN 1.742% 5/25/25	17,123	17,125
Connecticut Avenue Securities, Series 2015-C03, Class 1M1, 1 mo. USD LIBOR + 1.500%, FRN 2.092% 7/25/25	178,838	179,044
Connecticut Avenue Securities, Series 2015-C04, Class 1M1, 1 mo. USD LIBOR + 1.600%, FRN 2.192% 4/25/28	222,745	223,165
Countrywide Home Loans, Inc., Series 2004-2, Class 1A1, VRN 2.935% 2/25/34	3,552	3,509
Countrywide Home Loans, Inc., Series 2003-42, Class 1A1, VRN 3.294% 9/25/33	1,427	1,351
Federal National Mortgage Association Connecticut Avenue Securities, Series 2016-C06, Class 1M1, 1 mo. USD LIBOR + 1.300%, FRN 1.892% 4/25/29	445,741	447,931
Federal National Mortgage Association Connecticut Avenue Securities, Series 2016-C05, Class 2M1, 1 mo. USD LIBOR + 1.350%, FRN 1.942% 1/25/29	758,087	759,778
Federal National Mortgage Association Connecticut Avenue Securities, Series 2016-C04, Class 1M1, 1 mo. USD LIBOR + 1.450%, FRN 2.042% 1/25/29	722,330	725,202
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1, VRN 3.285% 8/25/34	2,198	2,212
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A, VRN 2.936% 8/25/34	10,788	9,760
Merrill Lynch Mortgage Investors, Inc., Series 2005-A8, Class A3A2, 1 mo. USD LIBOR + .250%, FRN 1.006% 8/25/36	768	767

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class IA, VRN 3.097% 7/25/33	$783	$798
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IA, VRN 3.315% 2/25/34	1,389	1,407
Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A, VRN 2.875% 2/25/34	46	48
New Residential Mortgage Loan Trust, Series 2016-4A, Class A1, VRN (a) 3.750% 11/25/56	488,542	503,557
Shellpoint Co-Originator Trust, Series 2016-1, Class 2A3, VRN (a) 3.000% 10/25/31	1,064,721	1,060,935
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A, VRN 3.055% 3/25/34	7,589	7,742
Structured Agency Credit Risk Debt Notes, Series 2015-DNA1, Class M1, 1 mo. USD LIBOR + .900%, FRN 1.484% 10/25/27	145,588	145,682
Structured Agency Credit Risk Debt Notes, Series 2016-DNA1, Class M1, 1 mo. USD LIBOR + 1.450%, FRN 2.034% 7/25/28	170,776	171,231
Washington Mutual Mortgage Pass-Through Certificates, Series 2004-AR2, Class A, 12 mo. MTA + 1.400%, FRN 1.967% 4/25/44	16,410	16,160

		4,288,888

WL Collateral PAC — 0.0%
Structured Asset Securities Corp., Series 2002-11A, Class 2A1, VRN 3.355% 6/25/32	4,559	4,496

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $92,308,151)		91,306,327

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 4.8%
Agency Collateral CMO — 4.7%
Federal Home Loan Mortgage Corp.
Series 4291, Class K 3.000% 5/15/38	717,486	723,666
Series 4447, Class PA 3.000% 12/15/44	198,277	202,094
Series 3990, Class VA 3.500% 1/15/25	515,603	538,225

	Principal Amount	Value
Series 4213, Class VE 3.500% 6/15/26	$456,383	$473,660
Series 4290, Class CA 3.500% 12/15/38	1,016,412	1,042,779
Series 4443, Class BA 3.500% 4/15/41	250,714	256,456
Series 4328, Class DA 4.000% 1/15/36	850,601	885,094
Series 4325, Class MA 4.000% 9/15/39	1,002,451	1,042,357
Series 4336, Class MA 4.000% 1/15/40	1,543,496	1,605,683
Series 4323, Class CA 4.000% 3/15/40	551,799	575,265
Series 2178, Class PB 7.000% 8/15/29	13,380	15,021
Federal National Mortgage Association
Series 2016-62, Class FC 1.256% 9/25/46 1 mo. LIBOR + .500%, FRN	541,875	538,627
Series 2016-74, Class GF 1.256% 10/25/46 1 mo. LIBOR + .500%, FRN	837,567	832,267
Series 2015-58, Class JP 2.500% 3/25/37	340,845	340,912
Series 2015-20, Class EV 3.500% 7/25/26	520,980	541,905
Series 2014-14, Class A 3.500% 2/25/37	536,468	549,854
Series 2015-62, Class VA 4.000% 10/25/26	152,288	161,152
Series 2014-48, Class AB 4.000% 10/25/40	466,793	485,522
Government National Mortgage Association, Series 2014-131, Class BW VRN 2.990% 5/20/41	212,171	216,325
U.S. Department of Veteran Affairs, Series 1992-1, Class 2Z 7.750% 5/15/22	12,804	14,045

		11,040,909

Pass-Through Securities — 0.1%
Federal Home Loan Mortgage Corp.
Pool #G11431 6.000% 2/01/18	106	107
Pool #C01079 7.500% 10/01/30	450	529
Pool #C01135 7.500% 2/01/31	1,335	1,568

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Federal National Mortgage Association
Pool #725692 2.704% 10/01/33 1 year CMT + 2.144%, FRN	$36,718	$38,550
Pool #888586 2.752% 10/01/34 1 year CMT + 2.205%, FRN	31,102	32,714
Pool #775539 2.850% 5/01/34 12 mo. USD LIBOR + 1.645%, FRN	9,455	9,893
Pool #575667 7.000% 3/01/31	2,522	2,946
Pool #497120 7.500% 8/01/29	21	25
Pool #529453 7.500% 1/01/30	548	650
Pool #531196 7.500% 2/01/30	73	86
Pool #532418 7.500% 2/01/30	844	1,000
Pool #530299 7.500% 3/01/30	78	90
Pool #536386 7.500% 4/01/30	92	108
Pool #535996 7.500% 6/01/31	1,794	2,112
Pool #523499 8.000% 11/01/29	59	71
Pool #252926 8.000% 12/01/29	41	49
Pool #532819 8.000% 3/01/30	47	57
Pool #534703 8.000% 5/01/30	562	672
Pool #253437 8.000% 9/01/30	42	50
Pool #253481 8.000% 10/01/30	20	24
Pool #602008 8.000% 8/01/31	1,181	1,410
Pool #190317 8.000% 8/01/31	862	1,031
Pool #596656 8.000% 8/01/31	407	443
Pool #597220 8.000% 9/01/31	673	806
Government National Mortgage Association
Pool #371146 7.000% 9/15/23	337	374
Pool #352022 7.000% 11/15/23	1,705	1,905
Pool #491089 7.000% 12/15/28	2,030	2,314
Pool #478658 7.000% 5/15/29	458	537

	Principal Amount	Value
Pool #500928 7.000% 5/15/29	$882	$1,033
Pool #499410 7.000% 7/15/29	265	312
Pool #510083 7.000% 7/15/29	299	349
Pool #493723 7.000% 8/15/29	1,407	1,652
Pool #581417 7.000% 7/15/32	4,891	5,744
Pool #203940 7.500% 4/15/17	41	42
Pool #193870 7.500% 5/15/17	107	107
Pool #226163 7.500% 7/15/17	225	227
Government National Mortgage Association II
Pool #008746 2.000% 11/20/25 1 year CMT + 1.500%, FRN	1,124	1,147
Pool #080136 2.000% 11/20/27 1 year CMT + 1.500%, FRN	211	216
Pool #82462 2.000% 1/20/40 1 year CMT + 1.500%, FRN	87,328	90,653
Pool #82488 2.000% 3/20/40 1 year CMT + 1.500%, FRN	108,870	112,330

		313,933

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $11,615,427)		11,354,842

U.S. TREASURY OBLIGATIONS — 12.0%
U.S. Treasury Bonds & Notes — 12.0%
U.S. Treasury Inflation Index 0.125% 4/15/21	2,345,632	2,359,056
U.S. Treasury Note 0.625% 6/30/18	6,200,000	6,161,007
U.S. Treasury Note 0.750% 10/31/18	5,500,000	5,460,281
U.S. Treasury Note (b) 0.875% 7/31/19	6,800,000	6,720,844

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
U.S. Treasury Note 1.750% 10/31/18	$7,470,000	$7,548,822

		28,250,010

TOTAL U.S. TREASURY OBLIGATIONS (Cost $28,407,958)		28,250,010

TOTAL BONDS & NOTES (Cost $232,390,684)		231,546,922

TOTAL LONG-TERM INVESTMENTS (Cost $232,390,684)		231,546,922

SHORT-TERM INVESTMENTS — 1.1%
Commercial Paper — 0.9%
Kroger Co. (a) 0.900% 1/03/17	2,000,000	1,999,830

Time Deposit — 0.2%
Euro Time Deposit 0.010% 1/03/17	369,933	369,933

TOTAL SHORT-TERM INVESTMENTS (Cost $2,369,833)		2,369,763

TOTAL INVESTMENTS — 99.5% (Cost $234,760,517) (c)		233,916,685

Other Assets/(Liabilities) — 0.5%		1,163,598

NET ASSETS — 100.0%		$235,080,283

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ABS	Asset-Backed Security
ARS	Auction Rate Security
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Treasury Index
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
MTA	Monthly Treasury Average Index
PAC	Planned Amortization Class
STEP	Step Up Bond
VRN	Variable Rate Note
WL	Whole Loan
(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2016, these securities amounted to a value of $96,304,993 or 40.97% of net assets.
(b)	A portion of this security is pledged as collateral for open futures contracts and pledged for open swaps agreements. (Note 2).
(c)	See Note 6 for aggregate cost for federal tax purposes.

Country weightings, as a percentage of net assets, is as follows:

United States	83.9%
Cayman Islands	5.0%
Netherlands	2.2%
Luxembourg	1.1%
Ireland	1.0%
Japan	0.7%
Canada	0.7%
France	0.6%
Austria	0.6%
United Kingdom	0.6%
New Zealand	0.6%
Mexico	0.4%
Australia	0.3%
Colombia	0.2%
Turkey	0.2%
Brazil	0.1%
Barbados	0.1%
United States Virgin Islands	0.1%
Bermuda	0.0%

Total Long-Term Investments	98.4%
Short-Term Investments and Other Assets and Liabilities	1.6%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MML Small Cap Equity Fund – Portfolio of Investments

December 31, 2016

	Number of Shares	Value
EQUITIES — 97.6%

COMMON STOCK — 97.6%
Basic Materials — 4.3%
Chemicals — 0.7%
Ingevity Corp. (a)	15,050	$825,643

Forest Products & Paper — 1.6%
P.H. Glatfelter Co.	71,980	1,719,602

Mining — 2.0%
Century Aluminum Co. (a)	62,840	537,911
Kaiser Aluminum Corp.	21,810	1,694,419

		2,232,330

		4,777,575

Communications — 2.5%
Internet — 1.4%
Yelp, Inc. (a)	18,130	691,297
Zynga, Inc. Class A (a)	335,700	862,749

		1,554,046

Media — 0.5%
Houghton Mifflin Harcourt Co. (a)	52,470	569,300

Telecommunications — 0.6%
RigNet, Inc. (a)	29,770	689,175

		2,812,521

Consumer, Cyclical — 13.4%
Airlines — 1.4%
Spirit Airlines, Inc. (a)	26,010	1,504,939

Automotive & Parts — 1.2%
Visteon Corp.	16,390	1,316,773

Distribution & Wholesale — 0.5%
SiteOne Landscape Supply, Inc. (a)	16,830	584,506

Entertainment — 0.9%
International Speedway Corp. Class A	5,470	201,296
The Madison Square Garden Co. Class A (a)	4,680	802,667

		1,003,963

Retail — 8.7%
Burlington Stores, Inc. (a)	12,500	1,059,375
DSW, Inc. Class A	36,420	824,913
Group 1 Automotive, Inc.	22,980	1,791,061
Popeyes Louisiana Kitchen, Inc. (a)	24,630	1,489,622
Sally Beauty Holdings, Inc. (a)	54,060	1,428,265
Sonic Corp.	70,100	1,858,351
Texas Roadhouse, Inc.	25,870	1,247,969

		9,699,556

Storage & Warehousing — 0.7%
Wesco Aircraft Holdings, Inc. (a)	53,950	806,552

		14,916,289

	Number of Shares	Value
Consumer, Non-cyclical — 24.3%
Beverages — 0.7%
The Boston Beer Co., Inc. Class A (a) (b)	4,920	$835,662

Biotechnology — 1.1%
Exelixis, Inc. (a)	10,230	152,529
Sage Therapeutics, Inc. (a) (b)	8,670	442,690
Ultragenyx Pharmaceutical, Inc. (a) (b)	8,370	588,495

		1,183,714

Commercial Services — 9.2%
ABM Industries, Inc.	39,950	1,631,558
Booz Allen Hamilton Holding Corp.	33,030	1,191,392
James River Group Holdings Ltd.	33,700	1,400,235
Korn/Ferry International	84,281	2,480,390
On Assignment, Inc. (a)	55,830	2,465,453
Paylocity Holding Corp. (a)	33,890	1,017,039

		10,186,067

Foods — 1.0%
Pinnacle Foods, Inc.	21,240	1,135,278

Health Care – Products — 3.1%
Intersect ENT, Inc. (a)	30,870	373,527
NuVasive, Inc. (a)	15,360	1,034,649
NxStage Medical, Inc. (a)	45,470	1,191,769
The Spectranetics Corp. (a)	34,230	838,635

		3,438,580

Health Care – Services — 3.4%
Addus HomeCare Corp. (a)	11,440	400,972
Amedisys, Inc. (a)	22,460	957,470
HealthSouth Corp.	31,701	1,307,349
WellCare Health Plans, Inc. (a)	8,113	1,112,130

		3,777,921

Household Products — 3.5%
Acco Brands Corp. (a)	121,410	1,584,401
Prestige Brands Holdings, Inc. (a)	43,981	2,291,410

		3,875,811

Pharmaceuticals — 2.3%
Acadia Pharmaceuticals, Inc. (a) (b)	16,500	475,860
Akorn, Inc. (a)	15,210	332,034
Axovant Sciences Ltd. (a)	16,130	200,335
Clovis Oncology, Inc. (a) (b)	7,980	354,472
TherapeuticsMD, Inc. (a) (b)	78,030	450,233
VWR Corp. (a)	29,820	746,394

		2,559,328

		26,992,361

The accompanying notes are an integral part of the financial statements.

MML Small Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Diversified — 0.7%
Holding Company – Diversified — 0.7%
FCB Financial Holdings, Inc. Class A (a)	16,850	$803,745

Energy — 4.9%
Energy – Alternate Sources — 1.0%
Renewable Energy Group, Inc. (a)	111,519	1,081,734

Oil & Gas — 1.3%
Matador Resources Co. (a) (b)	20,946	539,569
Suburban Propane Partners LP	28,830	866,630

		1,406,199

Oil & Gas Services — 1.2%
HollyFrontier Corp.	42,388	1,388,631

Pipelines — 1.4%
Cone Midstream Partners LP	37,010	871,585
Noble Midstream Partners LP (a)	19,275	693,900

		1,565,485

		5,442,049

Financial — 21.1%
Banks — 7.0%
Chemical Financial Corp.	20,132	1,090,550
Customers Bancorp, Inc. (a)	22,500	805,950
IBERIABANK Corp.	20,710	1,734,463
MB Financial, Inc.	48,170	2,275,069
Webster Financial Corp.	34,710	1,884,059

		7,790,091

Diversified Financial — 1.0%
Stifel Financial Corp. (a)	21,770	1,087,412

Real Estate — 2.0%
Four Corners Property Trust, Inc.	69,160	1,419,163
Realogy Holdings Corp.	33,310	857,066

		2,276,229

Real Estate Investment Trusts (REITS) — 6.3%
Brandywine Realty Trust	99,670	1,645,552
CYS Investments, Inc.	185,060	1,430,514
DiamondRock Hospitality Co.	110,780	1,277,293
DuPont Fabros Technology, Inc.	29,300	1,287,149
National Storage Affiliates Trust	59,830	1,320,448

		6,960,956

Savings & Loans — 4.8%
BankUnited, Inc.	47,209	1,779,307
Beneficial Bancorp, Inc.	42,560	783,104
Berkshire Hills Bancorp, Inc.	22,520	829,862
Oritani Financial Corp.	71,380	1,338,375
WSFS Financial Corp.	11,780	546,003

		5,276,651

		23,391,339

	Number of Shares	Value
Industrial — 12.8%
Building Materials — 3.2%
Boise Cascade Co. (a)	46,070	$1,036,575
Masonite International Corp. (a)	20,470	1,346,926
Summit Materials, Inc. Class A (a)	49,127	1,168,723

		3,552,224

Electrical Components & Equipment — 1.3%
Generac Holdings, Inc. (a)	36,110	1,471,121

Electronics — 0.6%
Vishay Intertechnology, Inc.	44,040	713,448

Engineering & Construction — 1.9%
Dycom Industries, Inc. (a) (b)	13,200	1,059,828
KBR, Inc.	62,390	1,041,289

		2,101,117

Environmental Controls — 0.7%
Advanced Disposal Services, Inc. (a)	32,350	718,817

Machinery – Diversified — 0.5%
The Manitowoc Co., Inc. (a)	94,250	563,615

Manufacturing — 1.3%
Matthews International Corp. Class A	19,410	1,491,658

Metal Fabricate & Hardware — 0.8%
Rexnord Corp. (a)	42,840	839,236

Miscellaneous – Manufacturing — 0.6%
Hexcel Corp.	13,090	673,350

Transportation — 1.2%
Genesee & Wyoming, Inc. Class A (a)	19,370	1,344,472

Trucking & Leasing — 0.7%
The Greenbrier Cos., Inc. (b)	17,890	743,329

		14,212,387

Technology — 11.9%
Computers — 3.4%
CACI International, Inc. Class A (a)	16,480	2,048,464
j2 Global, Inc.	20,491	1,676,164

		3,724,628

Semiconductors — 3.6%
Brooks Automation, Inc.	53,260	909,148
Cypress Semiconductor Corp.	56,033	641,017
MaxLinear, Inc. Class A (a)	50,820	1,107,876
MKS Instruments, Inc.	23,300	1,384,020

		4,042,061

Software — 4.9%
Black Knight Financial Services, Inc. Class A (a) (b)	35,820	1,353,996
Guidewire Software, Inc. (a)	17,880	882,020
Pegasystems, Inc.	31,630	1,138,680
Proofpoint, Inc. (a)	13,680	966,492

The accompanying notes are an integral part of the financial statements.

MML Small Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
SYNNEX Corp.	9,270	$1,121,856

		5,463,044

		13,229,733

Utilities — 1.7%
Electric — 1.7%
Portland General Electric Co.	42,290	1,832,426

TOTAL COMMON STOCK (Cost $85,595,717)		108,410,425

TOTAL EQUITIES (Cost $85,595,717)		108,410,425

MUTUAL FUNDS — 5.4%
Diversified Financial — 5.4%
State Street Navigator Securities Lending Prime Portfolio (c)	5,951,250	5,951,250

TOTAL MUTUAL FUNDS (Cost $5,951,250)		5,951,250

TOTAL LONG-TERM INVESTMENTS (Cost $91,546,967)		114,361,675

	Principal Amount

SHORT-TERM INVESTMENTS — 3.4%
Repurchase Agreement — 3.4%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/30/16, 0.010%, due 1/03/17 (d)	$3,763,226	3,763,226

TOTAL SHORT-TERM INVESTMENTS (Cost $3,763,226)		3,763,226

TOTAL INVESTMENTS — 106.4% (Cost $95,310,193) (e)		118,124,901

Other Assets/(Liabilities) — (6.4)%		(7,099,207)

NET ASSETS — 100.0%		$111,025,694

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2016, was $5,808,886 or 5.23% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(c)	Represents investment of security lending collateral. (Note 2).
(d)	Maturity value of $3,763,230. Collateralized by U.S. Government Agency obligations with a rate of 3.125%, maturity date of 5/15/21, and an aggregate market value, including accrued interest, of $3,839,305.
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Special Situations Fund – Portfolio of Investments

December 31, 2016

	Number of Shares	Value
EQUITIES — 99.0%

COMMON STOCK — 99.0%
Basic Materials — 7.6%
Chemicals — 7.0%
AdvanSix, Inc. (a)	6,000	$132,840
GCP Applied Technologies, Inc. (a)	20,715	554,126
Ingevity Corp. (a)	12,600	691,236

		1,378,202

Mining — 0.6%
Alcoa Corp.	4,500	126,360

		1,504,562

Communications — 6.3%
Internet — 0.6%
Liberty Expedia Holdings, Inc. Class A (a)	1,360	53,951
Liberty Ventures Series A (a)	2,040	75,215

		129,166

Media — 4.8%
Cable One, Inc.	500	310,865
Liberty Broadband Corp. Class A (a)	3,500	253,610
Liberty SiriusXM Group Class A (a)	5,600	193,312
Liberty SiriusXM Group Class C (a)	5,600	189,952

		947,739

Telecommunications — 0.9%
Windstream Holdings, Inc.	23,800	174,454

		1,251,359

Consumer, Cyclical — 12.5%
Auto Manufacturers — 3.1%
Oshkosh Corp.	9,500	613,795

Auto Parts & Equipment — 0.3%
Adient PLC (a)	1,000	58,600

Automotive & Parts — 1.3%
Allison Transmission Holdings, Inc.	7,600	256,044

Distribution & Wholesale — 1.6%
WESCO International, Inc. (a)	4,750	316,113

Entertainment — 5.7%
Gaming and Leisure Properties, Inc.	13,900	425,618
Lions Gate Entertainment Corp. Class B (a)	7,767	190,602
The Madison Square Garden Co. Class A (a)	3,010	516,245

		1,132,465

Retail — 0.5%
Yum China Holdings, Inc. (a)	3,700	96,644

		2,473,661

	Number of Shares	Value
Consumer, Non-cyclical — 15.5%
Biotechnology — 1.5%
Gilead Sciences, Inc.	3,400	$243,474
Theravance Biopharma, Inc. (a)	1,800	57,384

		300,858

Commercial Services — 1.1%
Global Payments, Inc.	3,200	222,112

Foods — 2.2%
Conagra Brands, Inc.	8,500	336,175
Lamb Weston Holdings, Inc. (a)	2,833	107,229

		443,404

Health Care – Products — 2.5%
Halyard Health, Inc. (a)	6,100	225,578
West Pharmaceutical Services, Inc.	3,100	262,973

		488,551

Household Products — 0.9%
Avery Dennison Corp.	2,400	168,528

Pharmaceuticals — 7.3%
AbbVie, Inc.	6,300	394,506
Zoetis, Inc.	19,700	1,054,541

		1,449,047

		3,072,500

Energy — 1.6%
Oil & Gas — 1.6%
Murphy USA, Inc. (a)	5,000	307,350

Financial — 9.6%
Diversified Financial — 2.1%
Synchrony Financial	11,700	424,359

Insurance — 0.4%
The Travelers Cos., Inc.	700	85,694

Real Estate — 1.1%
Four Corners Property Trust, Inc.	10,300	211,356

Real Estate Investment Trusts (REITS) — 3.4%
Colony Starwood Homes	7,600	218,956
Communications Sales & Leasing, Inc. (a)	6,000	152,460
Mack-Cali Realty Corp.	10,600	307,612

		679,028

Savings & Loans — 2.6%
Beneficial Bancorp, Inc.	22,400	412,160
Poage Bankshares, Inc.	5,400	98,010

		510,170

		1,910,607

Industrial — 23.9%
Aerospace & Defense — 2.1%
KLX, Inc. (a)	9,000	405,990

The accompanying notes are an integral part of the financial statements.

MML Special Situations Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Building Materials — 1.4%
Armstrong Flooring, Inc. (a)	14,080	$280,333

Electrical Components & Equipment — 1.3%
Energizer Holdings, Inc.	5,700	254,277

Electronics — 12.2%
Allegion PLC	8,500	544,000
Fortive Corp.	18,100	970,703
Kimball Electronics, Inc. (a)	30,483	554,790
Knowles Corp. (a)	20,600	344,226

		2,413,719

Machinery – Diversified — 1.6%
AGCO Corp.	5,500	318,230

Manufacturing — 5.3%
Danaher Corp.	3,500	272,440
Pentair PLC	5,200	291,564
Trinseo SA	8,300	492,190

		1,056,194

		4,728,743

Technology — 19.6%
Computers — 16.3%
Hewlett Packard Enterprise Co.	36,400	842,296
Lumentum Holdings, Inc. (a)	4,500	173,925
NCR Corp. (a)	20,000	811,200
Science Applications International Corp.	16,600	1,407,680

		3,235,101

Software — 3.3%
CDK Global, Inc.	10,750	641,668

		3,876,769

Utilities — 2.4%
Gas — 2.4%
ONE Gas, Inc.	7,300	466,908

TOTAL COMMON STOCK (Cost $17,502,127)		19,592,459

TOTAL EQUITIES (Cost $17,502,127)		19,592,459

TOTAL LONG-TERM INVESTMENTS (Cost $17,502,127)		19,592,459

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 1.1%
Repurchase Agreement — 1.1%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/30/16, 0.010%, due 1/03/17 (b)	$221,636	$221,636

TOTAL SHORT-TERM INVESTMENTS (Cost $221,636)		221,636

TOTAL INVESTMENTS — 100.1% (Cost $17,723,763) (c)		19,814,095

Other Assets/(Liabilities) — (0.1)%		(14,364)

NET ASSETS — 100.0%		$19,799,731

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Maturity value of $221,636. Collateralized by U.S. Government Agency obligations with a rate of 1.625%, maturity date of 4/30/19, and an aggregate market value, including accrued interest, of $227,154.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Strategic Emerging Markets Fund – Portfolio of Investments

December 31, 2016

	Number of Shares	Value
EQUITIES — 94.8%

COMMON STOCK — 92.5%
Bermuda — 1.7%
Credicorp Ltd.	720	$113,659
Jardine Strategic Holdings Ltd.	45,062	1,494,352

		1,608,011

Brazil — 5.5%
Ambev SA ADR (Brazil)	179,220	879,970
BM&FBovespa SA-Bolsa de Valores Mercadorias e Futuros	327,900	1,653,128
Cielo SA	10,700	91,319
Embraer SA Sponsored ADR (Brazil)	40,860	786,555
Estacio Participacoes SA	154,000	743,862
Kroton Educacional SA	145,519	591,535
Sul America SA	95,900	530,557

		5,276,926

Cayman Islands — 19.4%
3SBio, Inc. (a) (b)	95,000	92,350
Alibaba Group Holding Ltd. Sponsored ADR (Cayman Islands) (a)	53,996	4,741,389
Baidu, Inc. Sponsored ADR (Cayman Islands) (a)	20,710	3,404,931
China Lodging Group Ltd. Sponsored ADR (Cayman Islands)	16,698	865,624
Ctrip.com International Ltd. ADR (Cayman Islands) (a)	40,800	1,632,000
Melco Crown Entertainment Ltd. ADR (Cayman Islands)	77,370	1,230,183
New Oriental Education & Technology Group, Inc. Sponsored ADR (Cayman Islands) (a)	25,650	1,079,865
SOHO China Ltd.	586,000	287,984
Tencent Holdings Ltd.	173,559	4,212,308
Tingyi Cayman Islands Holding Corp.	360,000	435,773
Want Want China Holdings Ltd.	1,096,000	700,425

		18,682,832

China — 1.4%
China Pacific Insurance Group Co. Ltd. Class H	64,200	222,029
Sinopharm Group Co. Ltd. Class H	276,400	1,134,003

		1,356,032

Colombia — 1.7%
Grupo Aval Acciones y Valores SA (c)	114,310	907,622
Grupo de Inversiones Suramericana SA	59,854	760,779

		1,668,401

	Number of Shares	Value
Egypt — 0.5%
Commercial International Bank	126,752	$510,713

France — 3.4%
Kering	6,725	1,507,643
LVMH Moet Hennessy Louis Vuitton SE	9,236	1,761,096

		3,268,739

Hong Kong — 3.1%
AIA Group Ltd.	365,400	2,044,875
Hang Lung Group Ltd.	103,000	358,059
Hong Kong Exchanges and Clearing Ltd.	26,091	613,972

		3,016,906

India — 14.9%
Apollo Hospitals Enterprise Ltd.	37,798	657,526
Asian Paints Ltd.	8,634	113,199
Biocon Ltd.	13,255	183,985
Cholamandalam Investment and Finance Co. Ltd.	16,236	225,373
Dr Reddy’s Laboratories Ltd.	24,756	1,113,628
Glenmark Pharmaceuticals Ltd.	38,622	505,724
Housing Development Finance Corp.	245,728	4,563,446
Infosys Ltd.	175,169	2,605,342
Kotak Mahindra Bank Ltd.	91,571	968,176
Tata Consultancy Services Ltd.	32,356	1,125,205
UltraTech Cement Ltd.	13,794	658,138
Zee Entertainment Enterprises Ltd.	237,920	1,584,023

		14,303,765

Indonesia — 2.2%
Astra International Tbk PT	1,316,500	805,103
Bank Mandiri Persero Tbk PT	808,200	691,087
Indocement Tunggal Prakarsa Tbk PT	382,000	435,955
Semen Indonesia Persero Tbk PT	242,000	164,105

		2,096,250

Italy — 1.6%
Prada SpA	448,500	1,513,589

Japan — 2.3%
Fast Retailing Co., Ltd.	2,800	998,975
Murata Manufacturing Co. Ltd.	9,500	1,265,088

		2,264,063

Malaysia — 1.7%
Genting Bhd	671,900	1,196,863
Genting Malaysia Bhd	465,700	474,805

		1,671,668

Mexico — 4.6%
Fomento Economico Mexicano SAB de CV	131,246	999,018

The accompanying notes are an integral part of the financial statements.

MML Strategic Emerging Markets Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Fomento Economico Mexicano SAB de CV, Series B Sponsored ADR (Mexico)	7,670	$584,531
Grupo Aeroportuario del Sureste SAB de CV Class B	37,425	538,745
Grupo Financiero Banorte SAB de CV Class O	216,353	1,065,606
Grupo Financiero Inbursa SAB de CV Class O	634,115	961,130
Kimberly-Clark de Mexico SAB de CV Class A (Mexico)	131,268	236,388

		4,385,418

Nigeria — 0.6%
Nigerian Breweries PLC	732,161	343,005
Zenith Bank PLC	4,544,220	209,158

		552,163

Philippines — 3.4%
Ayala Land, Inc.	606,700	390,076
BDO Unibank, Inc.	46,960	105,786
Jollibee Foods Corp.	148,270	577,361
SM Investments Corp.	91,935	1,209,218
SM Prime Holdings, Inc.	1,715,500	976,432

		3,258,873

Poland — 1.0%
Bank Pekao SA	33,029	992,906

Republic of Korea — 2.2%
LG Household & Health Care Ltd.	1,184	838,914
NAVER Corp.	1,595	1,021,553
Samsung Biologics Co. Ltd. (a)	1,757	219,661

		2,080,128

Russia — 9.4%
Alrosa AO (a)	502,127	792,841
Magnit OJSC (a)	20,269	3,622,944
NovaTek PJSC Sponsored GDR (Russia) (d)	25,384	3,288,392
Sberbank of Russia PJSC Sponsored ADR (Russia)	120,250	1,388,625

		9,092,802

Taiwan — 4.2%
Taiwan Semiconductor Manufacturing Co. Ltd.	714,000	3,998,427

Thailand — 0.7%
Airports of Thailand PCL	17,600	195,607
CP ALL PCL	276,700	482,924

		678,531

Turkey — 0.9%
Anadolu Efes Biracilik Ve Malt Sanayii AS	79,751	398,528

	Number of Shares	Value
BIM Birlesik Magazalar AS	33,745	$468,541

		867,069

United Arab Emirates — 1.7%
DP World Ltd.	74,060	1,296,791
Emaar Properties PJSC	173,045	335,056

		1,631,847

United Kingdom — 2.6%
Glencore PLC (a)	262,511	882,324
Hikma Pharmaceuticals PLC	8,960	207,836
Mediclinic International PLC	32,220	304,486
Old Mutual PLC	443,324	1,110,620

		2,505,266

United States — 1.8%
Cognizant Technology Solutions Corp. Class A (a)	17,280	968,198
MercadoLibre, Inc. (c)	740	115,544
Tiffany & Co. (c)	8,470	655,832

		1,739,574

TOTAL COMMON STOCK (Cost $89,354,346)		89,020,899

PREFERRED STOCK — 2.3%
Brazil — 2.2%
Lojas Americanas SA 0.670%	417,400	2,168,927

India — 0.1%
Zee Entertainment Enterprises Ltd. 6.000%	503,840	72,677

TOTAL PREFERRED STOCK (Cost $1,989,869)		2,241,604

TOTAL EQUITIES (Cost $91,344,215)		91,262,503

MUTUAL FUNDS — 1.4%
United States — 1.4%
State Street Navigator Securities Lending Prime Portfolio (e)	1,316,063	1,316,063

TOTAL MUTUAL FUNDS (Cost $1,316,063)		1,316,063

RIGHTS — 0.6%
Russia — 0.6%
Moscow Exchange OAO (a)	280,742	572,051

TOTAL RIGHTS (Cost $509,770)		572,051

The accompanying notes are an integral part of the financial statements.

MML Strategic Emerging Markets Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
WARRANTS — 0.0%
Malaysia — 0.0%
Genting BHD, Expires 12/18/18, Strike Price 7.96 (a)	81,500	$25,253

TOTAL WARRANTS (Cost $38,401)		25,253

TOTAL LONG-TERM INVESTMENTS (Cost $93,208,449)		93,175,870

	Principal Amount
SHORT-TERM INVESTMENTS — 4.9%
Repurchase Agreement — 4.9%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/30/16, 0.010%, due 1/03/17 (f)	$4,666,018	4,666,018

TOTAL SHORT-TERM INVESTMENTS (Cost $4,666,018)		4,666,018

TOTAL INVESTMENTS — 101.7% (Cost $97,874,467) (g)		97,841,888

Other Assets/(Liabilities) — (1.7)%		(1,639,791)

NET ASSETS — 100.0%		$96,202,097

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
(a)	Non-income producing security.
(b)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2016, these securities amounted to a value of $92,350 or 0.10% of net assets.
(c)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2016, was $1,280,264 or 1.33% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(d)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2016, these securities amounted to a value of $3,288,392 or 3.42% of net assets.
(e)	Represents investment of security lending collateral. (Note 2).
(f)	Maturity value of $4,666,023. Collateralized by U.S. Government Agency obligations with a rate of 1.500%, maturity date of 11/30/19, and an aggregate market value, including accrued interest, of $4,761,267.
(g)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements

Statements of Assets and Liabilities

December 31, 2016

	MML Asset Momentum Fund	MML Dynamic Bond Fund
Assets:
Investments, at value (Note 2) (a)	$19,789,493	$406,984,729
Repurchase agreements, at value (b)	1,806,566	15,139,327
Other short-term investments, at value (Note 2) (c)	-	74,857

Total investments (d)	21,596,059	422,198,913

Foreign currency, at value (e)	-	-
Receivables from:
Investments sold	-	228,273
Collateral pledged for reverse repurchase agreements (Note 2)	-	-
Open forward foreign currency contracts (Note 2)	130,530	-
Investment adviser (Note 3)	3,270	-
Fund shares sold	-	9,890
Interest and dividends	21,183	2,364,280
Foreign taxes withheld	2,238	-
Open swap agreements, at value (Note 2)	-	-

Total assets	21,753,280	424,801,356

Liabilities:
Payables for:
Investments purchased	-	-
Reverse repurchase agreements (Note 2)	-	-
Interest for reverse repurchase agreements (Note 2)	-	-
Open forward foreign currency contracts (Note 2)	52,630	-
Fund shares repurchased	49	72
Securities on loan (Note 2)	-	-
Open swap agreements, at value (Note 2)	-	-
Trustees’ fees and expenses (Note 3)	825	17,179
Variation margin on open derivative instruments (Note 2)	50,278	-
Affiliates (Note 3):
Investment advisory fees	10,957	143,260
Administration fees	2,739	53,723
Service fees	513	1,672
Due to custodian	-	-
Accrued expense and other liabilities	18,869	54,407

Total liabilities	136,860	270,313

Net assets	$21,616,420	$424,531,043

Net assets consist of:
Paid-in capital	$20,918,515	$429,053,860
Undistributed (accumulated) net investment income (loss)	-	1,060,255
Distributions in excess of net investment income	(23,661)	-
Accumulated net realized gain (loss) on investments and foreign currency transactions	496,481	868,663
Net unrealized appreciation (depreciation) on investments and foreign currency translations	225,085	(6,451,735)

Net assets	$21,616,420	$424,531,043

(a) Cost of investments:	$19,609,988	$413,436,464
(b) Cost of repurchase agreements:	$1,806,566	$15,139,327
(c) Cost of other short-term investments:	$-	$74,857
(d) Securities on loan with market value of:	$-	$-
(e) Cost of foreign currency:	$-	$-

The accompanying notes are an integral part of the financial statements.

MML Equity Rotation Fund	MML High Yield Fund	MML Inflation- Protected and Income Fund	MML Short- Duration Bond Fund	MML Small Cap Equity Fund	MML Special Situations Fund	MML Strategic Emerging Markets Fund

$22,598,569	$121,240,877	$590,029,585	$231,546,922	$114,361,675	$19,592,459	$93,175,870
722,904	-	-	-	3,763,226	221,636	4,666,018
-	3,227,005	151,626,646	2,369,763	-	-	-

23,321,473	124,467,882	741,656,231	233,916,685	118,124,901	19,814,095	97,841,888

-	-	-	-	-	-	76,555

-	-	2,826,843	-	4,125	-	12,085
-	-	8,086,080	-	-	-	-
-	-	-	-	-	-	-
1,267	10,542	-	2,080	-	1,460	2,493
-	10,528	65,974	260,906	15,057	-	45,008
16,350	2,178,987	1,563,847	1,228,372	112,689	14,144	99,664
-	-	-	-	-	-	17,543
-	-	474,351	-	-	-	-

23,339,090	126,667,939	754,673,326	235,408,043	118,256,772	19,829,699	98,095,236

-	349,912	666,897	-	1,109,319	-	329,653
-	-	328,724,339	-	-	-	-
-	-	444,357	-	-	-	-
-	-	-	-	-	-	-
22	32,771	126,300	58,000	43,578	15	5,320
-	-	-	-	5,951,250	-	1,316,063
-	-	199,591	55,158	-	-	-
839	17,626	79,596	28,658	30,863	764	9,958
-	-	27,664	28,339	-	-	-

8,942	63,256	193,932	69,186	60,433	10,096	83,275
2,981	15,813	-	29,651	-	2,524	11,897
248	18,563	30,176	19,382	7,704	210	6,260
-	-	1,957,137	150	-	-	-
16,449	44,190	63,792	39,236	27,931	16,359	130,713

29,481	542,131	332,513,781	327,760	7,231,078	29,968	1,893,139

$23,309,609	$126,125,808	$422,159,545	$235,080,283	$111,025,694	$19,799,731	$96,202,097

$20,671,562	$130,191,790	$427,114,327	$239,654,248	$82,551,530	$20,296,404	$111,154,800
32	69,663	600,143	426,410	1,327,553	-	-
-	-	-	-	-	(661)	(659,710)
(1,054,279)	(5,327,283)	(9,484,652)	(4,183,087)	4,331,903	(2,586,344)	(14,224,912)
3,692,294	1,191,638	3,929,727	(817,288)	22,814,708	2,090,332	(68,081)

$23,309,609	$126,125,808	$422,159,545	$235,080,283	$111,025,694	$19,799,731	$96,202,097

$18,906,275	$120,049,239	$586,516,822	$232,390,684	$91,546,967	$17,502,127	$93,208,449
$722,904	$-	$-	$-	$3,763,226	$221,636	$4,666,018
$-	$3,227,005	$151,604,226	$2,369,833	$-	$-	$-
$-	$-	$-	$-	$5,808,886	$-	$1,280,264
$-	$-	$-	$-	$-	$-	$76,423

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2016

	MML Asset Momentum Fund	MML Dynamic Bond Fund
Initial Class shares:
Net assets	$-	$-

Shares outstanding (a)	-	-

Net asset value, offering price and redemption price per share	$-	$-

Class II shares:
Net assets	$20,687,637	$421,624,442

Shares outstanding (a)	2,005,476	42,613,945

Net asset value, offering price and redemption price per share	$10.32	$9.89

Service Class shares:
Net assets	$-	$-

Shares outstanding (a)	-	-

Net asset value, offering price and redemption price per share	$-	$-

Service Class I shares:
Net assets	$928,783	$2,906,601

Shares outstanding (a)	90,228	294,209

Net asset value, offering price and redemption price per share	$10.29	$9.88

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MML Equity Rotation Fund	MML High Yield Fund	MML Inflation- Protected and Income Fund	MML Short- Duration Bond Fund	MML Small Cap Equity Fund	MML Special Situations Fund	MML Strategic Emerging Markets Fund
$-	$-	$375,134,730	$-	$97,746,575	$-	$-

-	-	36,852,325	-	10,339,882	-	-

$-	$-	$10.18	$-	$9.45	$-	$-

$22,878,486	$95,180,051	$-	$203,293,760	$-	$19,441,008	$86,288,873

2,027,376	9,581,263	-	20,853,735	-	2,001,854	9,989,168

$11.28	$9.93	$-	$9.75	$-	$9.71	$8.64

$-	$-	$47,024,815	$-	$13,279,119	$-	$-

-	-	4,638,254	-	1,425,988	-	-

$-	$-	$10.14	$-	$9.31	$-	$-

$431,123	$30,945,757	$-	$31,786,523	$-	$358,723	$9,913,224

38,258	3,124,596	-	3,263,659	-	37,004	1,144,272

$11.27	$9.90	$-	$9.74	$-	$9.69	$8.66

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Operations

For the Year Ended December 31, 2016

	MML Asset Momentum Fund	MML Dynamic Bond Fund
Investment income (Note 2):
Dividends (a)	$192,543	$304,503
Interest (b)	17,192	15,797,053
Securities lending net income	-	-

Total investment income	209,735	16,101,556

Expenses (Note 3):
Investment advisory fees	119,798	1,666,191
Custody fees	9,160	42,656
Interest expense	-	-
Audit fees	29,639	58,074
Legal fees	182	7,215
Proxy fees	985	985
Shareholder reporting fees	2,229	36,158
Trustees’ fees	1,124	23,536

	163,117	1,834,815
Administration fees:
Class II	29,058	622,072
Service Class I	891	2,750
Service fees:
Service Class	-	-
Service Class I	1,485	4,582

Total expenses	194,551	2,464,219
Expenses waived:
Class II fees reimbursed by adviser	(32,337)	-
Service Class I fees reimbursed by adviser	(1,001)	-
Class II advisory fees waived	-	-
Service Class I advisory fees waived	-	-

Net expenses	161,213	2,464,219

Net investment income (loss)	48,522	13,637,337

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	137,545	2,556,483
Futures contracts	1,701,114	-
Swap agreements	-	-
Foreign currency transactions	76,267	-

Net realized gain (loss)	1,914,926	2,556,483

Net change in unrealized appreciation (depreciation) on:
Investment transactions	(23,744)	3,883,530
Futures contracts	(35,937)	-
Swap agreements	-	-
Translation of assets and liabilities in foreign currencies	77,765	-

Net change in unrealized appreciation (depreciation)	18,084	3,883,530

Net realized gain (loss) and change in unrealized appreciation (depreciation)	1,933,010	6,440,013

Net increase (decrease) in net assets resulting from operations	$1,981,532	$20,077,350

(a) Net of foreign withholding tax of:	$4,259	$-
(b) Net of foreign withholding tax of:	$-	$-
*	Net decrease in accrued foreign capital gains tax of $203,859.

The accompanying notes are an integral part of the financial statements.

MML Equity Rotation Fund	MML High Yield Fund	MML Inflation- Protected and Income Fund	MML Short- Duration Bond Fund	MML Small Cap Equity Fund	MML Special Situations Fund	MML Strategic Emerging Markets Fund

$395,878	$-	$-	$3,203	$1,911,867	$219,369	$1,566,295
55	11,692,702	13,427,601	4,509,531	235	27	514
-	-	-	-	31,099	-	11,759

395,933	11,692,702	13,427,601	4,512,734	1,943,201	219,396	1,578,568

92,472	860,133	2,344,459	661,675	651,664	107,389	980,544
4,424	59,069	98,448	45,242	21,051	3,175	207,394
-	-	2,280,753	-	-	-	-
23,887	36,152	37,754	36,704	35,377	25,416	52,956
186	1,252	3,677	1,509	844	163	798
985	985	985	985	985	985	985
2,190	16,679	38,978	16,266	9,411	2,086	8,849
1,151	8,148	24,076	10,376	5,525	994	5,213

125,295	982,418	4,829,130	772,757	724,857	140,208	1,256,739

30,399	173,794	-	241,902	-	26,433	126,082
425	41,239	-	41,673	-	414	13,995

-	-	121,491	-	28,602	-	-
708	68,732	-	69,454	-	690	23,326

156,827	1,266,183	4,950,621	1,125,786	753,459	167,745	1,420,142

(22,247)	-	-	(14,052)	-	(23,510)	(60,475)
(305)	-	-	(2,510)	-	(362)	(6,631)
-	(115,839)	-	-	-	-	(20,010)
-	(27,516)	-	-	-	-	(2,300)

134,275	1,122,828	4,950,621	1,109,224	753,459	143,873	1,330,726

261,658	10,569,874	8,476,980	3,403,510	1,189,742	75,523	247,842

(852,786)	(1,015,880)	2,460,589	(1,377,523)	6,364,126	(833,481)	(3,747,401)
28,729	-	(256,650)	1,354,237	-	-	-
-	-	(116,558)	952	-	-	-
55	-	-	-	(913)	-	(140,064)

(824,002)	(1,015,880)	2,087,381	(22,334)	6,363,213	(833,481)	(3,887,465)

4,034,860	12,493,725	10,650,859	1,173,580	9,716,413	3,466,670	10,036,041 *
-	-	28,018	199,572	-	-	-
-	-	403,297	3,225	-	-	-
-	-	-	-	(4)	-	1,369

4,034,860	12,493,725	11,082,174	1,376,377	9,716,409	3,466,670	10,037,410

3,210,858	11,477,845	13,169,555	1,354,043	16,079,622	2,633,189	6,149,945

$3,472,516	$22,047,719	$21,646,535	$4,757,553	$17,269,364	$2,708,712	$6,397,787

$2,097	$-	$-	$-	$1,603	$-	$124,426
$-	$-	$-	$171	$-	$-	$-

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Asset Momentum Fund
	Year Ended December 31, 2016	Period Ended December 31, 2015+
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$48,522	$1,159
Net realized gain (loss) on investment transactions	1,914,926	(1,342,512)
Net change in unrealized appreciation (depreciation) on investments	18,084	207,001

Net increase (decrease) in net assets resulting from operations	1,981,532	(1,134,352)

Distributions to shareholders (Note 2):
From net investment income:
Class II	(143,267)	(1,117)
Service Class I	(4,891)	-

Total distributions from net investment income	(148,158)	(1,117)

Tax return of capital:
Class II	-	(14,648)
Service Class I	-	-

Total tax return of capital	-	(14,648)

Net fund share transactions (Note 5):
Class II	143,267	19,915,765
Service Class I	635,192	238,939

Increase (decrease) in net assets from fund share transactions	778,459	20,154,704

Total increase (decrease) in net assets	2,611,833	19,004,587
Net assets
Beginning of year	19,004,587	-

End of year	$21,616,420	$19,004,587

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$-	$-

Distributions in excess of net investment income included in net assets at end of year	$(23,661)	$(292)

+	Fund commenced operations on May 15, 2015.

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund		MML Equity Rotation Fund
Year Ended December 31, 2016	Period Ended December 31, 2015+	Year Ended December 31, 2016	Period Ended December 31, 2015+

$13,637,337	$7,056,117	$261,658	$132,107
2,556,483	(1,959,485)	(824,002)	(230,384)
3,883,530	(10,335,265)	4,034,860	(342,566)

20,077,350	(5,238,633)	3,472,516	(440,843)

(12,384,957)	(6,371,746)	(257,157)	(131,849)
(61,280)	(2,208)	(4,270)	(553)

(12,446,237)	(6,373,954)	(261,427)	(132,402)

-	-	-	(11,546)
-	-	-	(48)

-	-	-	(11,594)

13,596,663	411,992,570	257,157	20,043,395
2,536,553	386,731	252,558	130,249

16,133,216	412,379,301	509,715	20,173,644

23,764,329	400,766,714	3,720,804	19,588,805

400,766,714	-	19,588,805	-

$424,531,043	$400,766,714	$23,309,609	$19,588,805

$1,060,255	$1,202,691	$32	$-

$-	$-	$-	$(295)

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML High Yield Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$10,569,874	$9,448,332
Net realized gain (loss) on investment transactions	(1,015,880)	(4,291,500)
Net change in unrealized appreciation (depreciation) on investments	12,493,725	(6,827,441)

Net increase (decrease) in net assets resulting from operations	22,047,719	(1,670,609)

Distributions to shareholders (Note 2):
From net investment income:
Initial Class	-	-
Class II	(8,197,683)	(7,859,288)
Service Class	-	-
Service Class I	(1,979,564)	(1,692,539)

Total distributions from net investment income	(10,177,247)	(9,551,827)

From net realized gains:
Class II	-	(666,362)
Service Class I	-	(143,984)

Total distributions from net realized gains	-	(810,346)

Tax return of capital:
Class II	-	(21,491)
Service Class I	-	(4,628)

Total tax return of capital	-	(26,119)

Net fund share transactions (Note 5):
Initial Class	-	-
Class II	(28,408,601)	7,410,299
Service Class	-	-
Service Class I	2,367,805	3,413,102

Increase (decrease) in net assets from fund share transactions	(26,040,796)	10,823,401

Total increase (decrease) in net assets	(14,170,324)	(1,235,500)
Net assets
Beginning of year	140,296,132	141,531,632

End of year	$126,125,808	$140,296,132

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$69,663	$-

Distributions in excess of net investment income included in net assets at end of year	$-	$(14,037)

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund		MML Short-Duration Bond Fund
Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015

$8,476,980	$2,504,208	$3,403,510	$3,156,165
2,087,381	345,441	(22,334)	666,757
11,082,174	(9,229,662)	1,376,377	(2,175,913)

21,646,535	(6,380,013)	4,757,553	1,647,009

(9,077,612)	(4,521,221)	-	-
-	-	(3,741,339)	(3,766,756)
(1,014,617)	(512,261)	-	-
-	-	(560,359)	(508,301)

(10,092,229)	(5,033,482)	(4,301,698)	(4,275,057)

-	-	-	-
-	-	-	-

-	-	-	-

-	-	-	-
-	-	-	-

-	-	-	-

(15,322,801)	(22,569,481)	-	-
-	-	47,725,913	(8,961,900)
(2,110,692)	(2,846,921)	-	-
-	-	7,587,141	175,349

(17,433,493)	(25,416,402)	55,313,054	(8,786,551)

(5,879,187)	(36,829,897)	55,768,909	(11,414,599)

428,038,732	464,868,629	179,311,374	190,725,973

$422,159,545	$428,038,732	$235,080,283	$179,311,374

$600,143	$335,687	$426,410	$203,481

$-	$-	$-	$-

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Small Cap Equity Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,189,742	$957,836
Net realized gain (loss) on investment transactions	6,363,213	4,227,177
Net change in unrealized appreciation (depreciation) on investments	9,716,409	(11,239,637)

Net increase (decrease) in net assets resulting from operations	17,269,364	(6,054,624)

Distributions to shareholders (Note 2):
From net investment income:
Initial Class	(946,569)	(831,938)
Class II	-	-
Service Class	(97,330)	(74,514)
Service Class I	-	-

Total distributions from net investment income	(1,043,899)	(906,452)

From net realized gains:
Initial Class	(2,038,912)	(15,107,079)
Service Class	(268,264)	(1,752,680)

Total distributions from net realized gains	(2,307,176)	(16,859,759)

Tax return of capital:
Class II	-	-
Service Class I	-	-

Total tax return of capital	-	-

Net fund share transactions (Note 5):
Initial Class	(4,113,501)	6,125,603
Class II	-	-
Service Class	509,259	3,745,895
Service Class I	-	-

Increase (decrease) in net assets from fund share transactions	(3,604,242)	9,871,498

Total increase (decrease) in net assets	10,314,047	(13,949,337)
Net assets
Beginning of year	100,711,647	114,660,984

End of year	$111,025,694	$100,711,647

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$1,327,553	$1,146,604

Distributions in excess of net investment income included in net assets at end of year	$-	$-

+	Fund commenced operations on May 15, 2015.

The accompanying notes are an integral part of the financial statements.

MML Special Situations Fund		MML Strategic Emerging Markets Fund
Year Ended December 31, 2016	Period Ended December 31, 2015+	Year Ended December 31, 2016	Year Ended December 31, 2015
$75,523	$(8,791)	$247,842	$313,948
(833,481)	(1,755,248)	(3,887,465)	(9,108,746)
3,466,670	(1,376,338)	10,037,410	(6,093,994)

2,708,712	(3,140,377)	6,397,787	(14,888,792)

-	-	-	-
(75,321)	-	(401,484)	(1,066,654)
-	-	-	-
(957)	-	(22,753)	(78,067)

(76,278)	-	(424,237)	(1,144,721)

-	-	-	-
-	-	-	-

-	-	-	-

(35,171)	(4,967)	-	-
(447)	-	-	-

(35,618)	(4,967)	-	-

-	-	-	-
110,492	19,904,967	(3,478,523)	13,116,397
-	-	-	-
133,267	199,533	942,536	728,273

243,759	20,104,500	(2,535,987)	13,844,670

2,840,575	16,959,156	3,437,563	(2,188,843)
16,959,156	-	92,764,534	94,953,377

$19,799,731	$16,959,156	$96,202,097	$92,764,534

$-	$(288)	$-	$-

$(661)	$-	$(659,710)	$(414,032)

MML Series Investment Fund II – Financial Statements (Continued)

Statement of Cash Flows

For the Year Ended December 31, 2016

MML Inflation- Protected and Income Fund
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$21,646,535
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Investments purchased	(256,725,444)
Investments sold	298,305,023
(Increase ) Decrease to the principal amount of inflation-indexed bonds	(5,836,506)
(Purchase) Sale of short-term investments, net	(475,222)
Amortization (accretion) of discount and premium, net	1,541,014
(Increase) Decrease in receivable from interest and dividends	391,178
(Increase) Decrease in receivable for open swap agreements	(428,089)
Increase (Decrease) in payable for Trustees’ fees and expenses	7,311
Increase (Decrease) in payable for investment advisory fees	(3,628)
Increase (Decrease) in payable for service fees	(488)
Increase (Decrease) in payable for open swap agreements	127,616
Increase (Decrease) in collateral held for open swap agreements	(280,000)
Increase (Decrease) in variation margin payable on open derivative instrument	9,754
Increase (Decrease) in payable for accrued expenses and other liabilities	7,890
Net change in unrealized (appreciation) depreciation on investments	(10,650,859)
Net realized (gain) loss from investments	(2,460,589)

Net cash from (used in) operating activities	45,175,496

Cash flows from (used in) financing activities:
Increase (Decrease) in due to custodian	1,957,137
Proceeds from shares sold	43,487,471
Payment on shares redeemed	(66,024,740)
Net increase (decrease) in reverse repurchase agreements	(22,324,588)
Increase (Decrease) in collateral pledged for reverse repurchase agreements	(2,338,981)
Increase (Decrease) in payable for interest for reverse repurchase agreements	68,205

Net cash from (used in) financing activities	(45,175,496)

Net increase (decrease) in cash	-
Cash at beginning of period	-

Cash at end of period	$-

Non cash financing activities not included herein consist of:
Reinvestment of all distributions	$10,092,229
Cash paid out for interest on reverse repurchase agreements	$2,212,548

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Asset Momentum Fund

		Income (loss) from investment operations				Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]		Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Tax return of capital	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class II
12/31/16	$9.43	$0.02		$0.94	$0.96	$(0.07)	$-	$(0.07)	$10.32	10.20%		$20,688	0.97%		0.80%		0.25%
12/31/15[g]	10.00	0.00	[d]	(0.56)	(0.56)	(0.00)[d]	(0.01)	(0.01)	9.43	(5.62%	)[b]	18,773	1.25%	[a]	0.80%	[a]	0.01%	[a]
Service Class I
12/31/16	$9.42	$0.01		$0.92	$0.93	$(0.06)	$-	$(0.06)	$10.29	9.85%		$929	1.22%		1.05%		0.13%
12/31/15[g]	10.00	(0.02)		(0.56)	(0.58)	-	-	-	9.42	(5.80%	)[b]	232	1.50%	[a]	1.05%	[a]	(0.25%	)[a]

	Year ended December 31, 2016	Period ended December 31, 2015[b]
Portfolio turnover rate	82%	141%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period May 15, 2015 (commencement of operations) through December 31, 2015.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Dynamic Bond Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class II
12/31/16	$9.71	$0.33	$0.15	$0.48	$(0.30)	$(0.30)	$9.89	4.94%		$421,624	0.59%		0.59%	[l]	3.27%
12/31/15[g]	10.00	0.17	(0.30)	(0.13)	(0.16)	(0.16)	9.71	(1.34%	)[b]	400,385	0.61%	[a]	0.60%	[a]	2.78%	[a]
Service Class I
12/31/16	$9.71	$0.31	$0.14	$0.45	$(0.28)	$(0.28)	$9.88	4.67%		$2,907	0.84%		0.84%	[l]	3.14%
12/31/15[g]	10.00	0.15	(0.29)	(0.14)	(0.15)	(0.15)	9.71	(1.45%	)[b]	382	0.86%	[a]	0.85%	[a]	2.39%	[a]

	Year ended December 31, 2016	Period ended December 31, 2015[b]
Portfolio turnover rate	79%	106%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period May 15, 2015 (commencement of operations) through December 31, 2015.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l	Expenses incurred during the period fell under the expense cap.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Equity Rotation Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Tax return of capital	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class II
12/31/16	$9.71	$0.13	$1.57	$1.70	$(0.13)	$-	$(0.13)	$11.28	17.48%		$22,878	0.76%		0.65%		1.28%
12/31/15[g]	10.00	0.07	(0.29)	(0.22)	(0.06)	(0.01)	(0.07)	9.71	(2.18%	)[b]	19,462	0.96%	[a]	0.65%	[a]	1.06%	[a]
Service Class I
12/31/16	$9.71	$0.09	$1.58	$1.67	$(0.11)	$-	$(0.11)	$11.27	17.22%		$431	1.01%		0.90%		0.92%
12/31/15[g]	10.00	0.05	(0.28)	(0.23)	(0.06)	(0.00)[d]	(0.06)	9.71	(2.32%	)[b]	127	1.21%	[a]	0.90%	[a]	0.80%	[a]

	Year ended December 31, 2016	Period ended December 31, 2015[b]
Portfolio turnover rate	90%	39%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period May 15, 2015 (commencement of operations) through December 31, 2015.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML High Yield Fund

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class II
12/31/16	$9.17	$0.71	$0.76	$1.47	$(0.71)	$-	$-	$(0.71)	$9.93	16.48%		$95,180	0.84%	0.74%	7.42%
12/31/15	9.98	0.65	(0.74)	(0.09)	(0.66)	(0.06)	(0.00)[d]	(0.72)	9.17	(1.13%	)	113,880	0.83%	0.71%	6.56%
12/31/14	11.03	0.72	(0.57)	0.15	(0.74)	(0.46)	-	(1.20)	9.98	1.05%		116,277	0.83%	0.69%	6.62%
12/31/13	10.93	0.76	0.38	1.14	(0.74)	(0.30)	-	(1.04)	11.03	10.84%		129,251	0.84%	0.69%	6.88%
12/31/12	10.03	0.74	0.89	1.63	(0.67)	(0.06)	-	(0.73)	10.93	16.76%		122,192	0.86%	0.69%	7.01%
Service Class I
12/31/16	$9.14	$0.69	$0.75	$1.44	$(0.68)	$-	$-	$(0.68)	$9.90	16.25%		$30,946	1.09%	0.99%	7.19%
12/31/15	9.95	0.62	(0.73)	(0.11)	(0.64)	(0.06)	(0.00)[d]	(0.70)	9.14	(1.39%	)	26,416	1.08%	0.97%	6.31%
12/31/14	11.01	0.69	(0.58)	0.11	(0.71)	(0.46)	-	(1.17)	9.95	0.71%		25,255	1.08%	0.94%	6.38%
12/31/13	10.91	0.73	0.38	1.11	(0.71)	(0.30)	-	(1.01)	11.01	10.59%		22,141	1.09%	0.94%	6.63%
12/31/12	10.01	0.72	0.89	1.61	(0.65)	(0.06)	-	(0.71)	10.91	16.53%		16,699	1.11%	0.94%	6.77%

	Year ended December 31
	2016	2015	2014	2013	2012
Portfolio turnover rate	59%	70%	79%	113%	95%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Inflation-Protected and Income Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets[n]	Interest expenses to average daily net assets[p]	Net investment income (loss) to average daily net assets[n]
Initial Class
12/31/16	$9.92	$0.21	$0.30	$0.51	$(0.25)	$-	$(0.25)	$10.18	5.10%		$375,135	1.13%	0.53%	2.00%
12/31/15	10.18	0.06	(0.20)	(0.14)	(0.12)	-	(0.12)	9.92	(1.41%	)	380,221	0.84%	0.25%	0.58%
12/31/14	10.35	0.19	0.16	0.35	(0.29)	(0.23)	(0.52)	10.18	3.45%		412,861	0.73%	0.13%	1.85%
12/31/13	11.86	0.16	(1.16)	(1.00)	(0.21)	(0.30)	(0.51)	10.35	(8.68%	)	326,380	0.77%	0.17%	1.45%
12/31/12	11.56	0.32	0.47	0.79	(0.38)	(0.11)	(0.49)	11.86	6.89%		365,094	0.81%	0.21%	2.70%
Service Class
12/31/16	$9.87	$0.18	$0.31	$0.49	$(0.22)	$-	$(0.22)	$10.14	4.90%		$47,025	1.38%	0.53%	1.77%
12/31/15	10.14	0.03	(0.20)	(0.17)	(0.10)	-	(0.10)	9.87	(1.65%	)	47,818	1.09%	0.25%	0.33%
12/31/14	10.32	0.18	0.14	0.32	(0.27)	(0.23)	(0.50)	10.14	3.16%		52,008	0.98%	0.13%	1.75%
12/31/13	11.83	0.13	(1.16)	(1.03)	(0.18)	(0.30)	(0.48)	10.32	(8.95%	)	53,902	1.02%	0.17%	1.20%
12/31/12	11.53	0.29	0.47	0.76	(0.35)	(0.11)	(0.46)	11.83	6.65%		65,419	1.06%	0.21%	2.44%

	Year ended December 31
	2016	2015	2014	2013	2012
Portfolio turnover rate	41%	50%	67%	57%	31%

c	Per share amount calculated on the average shares method.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
n	Includes interest expense.
p	Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund’s net expenses in the Statements of Operations. Income earned on investing proceeds from reverse repurchase agreements is included in interest income in the Statements of Operations.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Short-Duration Bond Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class II
12/31/16	$9.70	$0.18	$0.09	$0.27	$(0.22)	$-	$(0.22)	$9.75	2.80%	$203,294	0.56%	0.55%		1.84%
12/31/15	9.84	0.17	(0.08)	0.09	(0.23)	-	(0.23)	9.70	0.93%	155,210	0.55%	0.55%	[k]	1.73%
12/31/14	9.94	0.15	(0.01)	0.14	(0.24)	(0.00)[d]	(0.24)	9.84	1.46%	166,438	0.55%	0.55%	[k]	1.50%
12/31/13	10.10	0.14	(0.05)	0.09	(0.20)	(0.05)	(0.25)	9.94	0.89%	195,279	0.55%	0.55%	[k]	1.38%
12/31/12	10.25	0.16	0.14	0.30	(0.20)	(0.25)	(0.45)	10.10	3.00%	166,054	0.58%	0.55%		1.58%
Service Class I
12/31/16	$9.69	$0.16	$0.09	$0.25	$(0.20)	$-	$(0.20)	$9.74	2.55%	$31,787	0.81%	0.80%		1.60%
12/31/15	9.83	0.15	(0.08)	0.07	(0.21)	-	(0.21)	9.69	0.68%	24,101	0.80%	0.80%	[k]	1.48%
12/31/14	9.94	0.12	(0.01)	0.11	(0.22)	(0.00)[d]	(0.22)	9.83	1.11%	24,288	0.80%	0.80%	[k]	1.26%
12/31/13	10.09	0.11	(0.03)	0.08	(0.18)	(0.05)	(0.23)	9.94	0.74%	21,697	0.80%	0.80%	[k]	1.13%
12/31/12	10.24	0.14	0.14	0.28	(0.18)	(0.25)	(0.43)	10.09	2.77%	20,825	0.83%	0.80%		1.35%

	Year ended December 31
	2016	2015	2014	2013	2012
Portfolio turnover rate	96%	51%	86%	114%	322%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Small Cap Equity Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/16	$8.27	$0.10	$1.37	$1.47	$(0.09)	$(0.20)	$(0.29)	$9.45	18.21%	$97,747	0.72%	1.21%
12/31/15	10.64	0.09	(0.73)	(0.64)	(0.09)	(1.64)	(1.73)	8.27	(5.63%)	89,557	0.71%	0.89%
12/31/14	10.97	0.13	1.11	1.24	(0.11)	(1.46)	(1.57)	10.64	12.16%	104,745	0.70%	1.19%
12/31/13	8.82	0.09	3.39	3.48	(0.11)	(1.22)	(1.33)	10.97	41.02%	104,147	0.72%	0.86%
12/31/12	7.57	0.09	1.29	1.38	-	(0.13)	(0.13)	8.82	18.39%	82,675	0.82%	1.09%
Service Class
12/31/16	$8.15	$0.08	$1.35	$1.43	$(0.07)	$(0.20)	$(0.27)	$9.31	17.92%	$13,279	0.97%	0.96%
12/31/15	10.52	0.06	(0.72)	(0.66)	(0.07)	(1.64)	(1.71)	8.15	(5.87%)	11,155	0.96%	0.67%
12/31/14	10.87	0.10	1.10	1.20	(0.09)	(1.46)	(1.55)	10.52	11.88%	9,916	0.95%	0.94%
12/31/13	8.76	0.06	3.36	3.42	(0.09)	(1.22)	(1.31)	10.87	40.67%	7,674	0.97%	0.63%
12/31/12	7.53	0.08	1.28	1.36	-	(0.13)	(0.13)	8.76	18.09%	4,545	1.07%	0.96%

	Year ended December 31
	2016	2015	2014	2013	2012
Portfolio turnover rate	63%	40%	65%	65%	92%

c	Per share amount calculated on the average shares method.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Special Situations Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Tax return of capital	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class II
12/31/16	$8.43	$0.04	$1.30	$1.34	$(0.04)	$(0.02)	$(0.06)	$9.71	15.84%		$19,441	0.93%		0.80%		0.43%
12/31/15[g]	10.00	(0.00)[d]	(1.57)	(1.57)	-	(0.00)[d]	(0.00)[d]	8.43	(15.67%	)[b]	16,776	1.13%	[a]	0.80%	[a]	(0.07%	)[a]
Service Class I
12/31/16	$8.42	$0.02	$1.29	$1.31	$(0.03)	$(0.01)	$(0.04)	$9.69	15.54%		$359	1.18%		1.05%		0.18%
12/31/15[g]	10.00	(0.02)	(1.56)	(1.58)	-	-	-	8.42	(15.80%	)[b]	183	1.38%	[a]	1.05%	[a]	(0.30%	)[a]

	Year ended December 31, 2016	Period ended December 31, 2015[b]
Portfolio turnover rate	74%	87%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period May 15, 2015 (commencement of operations) through December 31, 2015.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Strategic Emerging Markets Fund

		Income (loss) from investment operations				Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]		Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class II
12/31/16	$8.15	$0.02		$0.51	$0.53	$(0.04)	$(0.04)	$8.64	6.49%		$86,289	1.50%	1.40%	0.29%
12/31/15	9.63	0.03		(1.41)	(1.38)	(0.10)	(0.10)	8.15	(14.23%	)	84,356	1.60%	1.40%	0.34%
12/31/14	10.21	0.04		(0.59)	(0.55)	(0.03)	(0.03)	9.63	(5.41%	)	85,833	1.70%	1.40%	0.42%
12/31/13	10.91	0.08		(0.78)	(0.70)	-	-	10.21	(6.42%	)	91,651	1.56%	1.40%	0.82%
12/31/12	9.43	0.06		1.47	1.53	(0.05)	(0.05)	10.91	16.20%		46,830	1.63%	1.40%	0.56%
Service Class I
12/31/16	$8.17	$0.00	[d]	$0.51	$0.51	$(0.02)	$(0.02)	$8.66	6.24%		$9,913	1.75%	1.65%	0.03%
12/31/15	9.65	0.01		(1.41)	(1.40)	(0.08)	(0.08)	8.17	(14.46%	)	8,409	1.85%	1.65%	0.09%
12/31/14	10.23	0.01		(0.59)	(0.58)	(0.00)[d]	(0.00)[d]	9.65	(5.63%	)	9,120	1.95%	1.65%	0.14%
12/31/13	10.97	0.08		(0.82)	(0.74)	-	-	10.23	(6.75%	)	9,122	1.81%	1.65%	0.76%
12/31/12	9.48	0.03		1.48	1.51	(0.02)	(0.02)	10.97	15.91%		8,851	1.88%	1.65%	0.26%

	Year ended December 31
	2016	2015	2014	2013	2012
Portfolio turnover rate	32%	39%	44%	145%	62%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.	The Funds

MML Series Investment Fund II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a no-load, open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated February 8, 2005, which was amended and restated as of February 28, 2005 and December 15, 2011, as it may be further amended from time to time. The following are nine series of the Trust (each individually referred to as a “Fund” or collectively as the “Funds”):

MML Asset Momentum Fund (“Asset Momentum Fund”)

MML Dynamic Bond Fund (“Dynamic Bond Fund”)

MML Equity Rotation Fund (“Equity Rotation Fund”)

MML High Yield Fund (“High Yield Fund”)

MML Inflation-Protected and Income Fund (“Inflation-Protected and Income Fund”)

MML Short-Duration Bond Fund (“Short-Duration Bond Fund”)

MML Small Cap Equity Fund (“Small Cap Equity Fund”)

MML Special Situations Fund (“Special Situations Fund”)

MML Strategic Emerging Markets Fund (“Strategic Emerging Markets Fund”)

The Trust makes shares of the Funds available for the investment of assets of various separate investment accounts established by Massachusetts Mutual Life Insurance Company (“MassMutual”) and by life insurance companies which are subsidiaries of MassMutual. Shares of the Trust are not offered to the general public. MassMutual, MML Bay State Life Insurance Company, C.M. Life Insurance Company, and the MML Allocation Funds, which are “funds of funds” series of MML Series Investment Fund, another open-end management investment company sponsored by MassMutual, are the record owners of all of the outstanding shares of the Funds.

Each share class of a Fund represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectus.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days.

Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price, or, in the case of futures contracts, the settlement price, for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System (“NASDAQ System”), or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day.

Notes to Financial Statements (Continued)

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, established benchmark yield, and estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche, including, but not limited to, prepayment speed assumptions and attributes of the collateral. Restricted securities are generally valued at a discount to similar publicly traded securities.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined in good faith by the Funds’ Valuation Committee1 in accordance with procedures approved annually by the Board of Trustees (“Trustees”), and under the general oversight of the Trustees. The Funds’ Valuation Committee employs various methods to determine fair valuations including a regular review of significant inputs and assumptions and review of any related market activity. The Funds’ Valuation Committee reports to the Trustees at their regularly scheduled meetings. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Funds calculate their net asset values. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of

[1]	The Valuation Committee consists of the President, Treasurer, Assistant Treasurers, Vice Presidents (except for the CCO), Assistant Vice Presidents, Secretary, and Assistant Secretaries of the Trust, as well as such alternate members as the Trustees may from time to time designate. The Valuation Committee reviews and determines the fair valuation of portfolio securities and the Funds’ pricing procedures in general.

Notes to Financial Statements (Continued)

the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Funds can access at the measurement date

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, derivatives actively traded on a national securities exchange (such as some warrants, rights, futures, and options), and shares of open-end mutual funds.

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

The types of assets and liabilities categorized in Level 2 generally include debt securities such as U.S. Government and agency securities, mortgage-backed securities, asset-backed securities, municipal obligations, sovereign debt obligations, bank loans, corporate bonds, and those securities valued at amortized cost; OTC derivatives such as swaps, options, swaptions, and forward foreign currency exchange contracts; certain restricted securities; and non-exchange traded equity securities and certain foreign equity securities traded on particular foreign exchanges that close before the Funds determine their net asset values.

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The types of assets and liabilities categorized in Level 3 generally include securities for which prices, spreads, or any of the other aforementioned significant inputs are unobservable. Generally, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange; securities in default or bankruptcy proceedings for which there is no current market quotation; securities and certain derivatives valued by broker quotes which may include brokers’ assumptions; and any illiquid Rule 144A securities or restricted securities issued by non-public entities are categorized in Level 3.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the overall fair value measurement.

The High Yield Fund characterized all investments at Level 2, as of December 31, 2016. The Equity Rotation Fund, Small Cap Equity Fund and Special Situations Fund characterized all long-term investments at Level 1, and all short-term investments at Level 2, as of December 31, 2016. For each Fund noted in the preceding sentences, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

Notes to Financial Statements (Continued)

The following is the aggregate value by input level, as of December 31, 2016, for the remaining Funds’ investments:

	Level 1	Level 2	Level 3	Total
Asset Momentum Fund
Asset Investments
Common Stock	$6,085,532	$2,306,640 *	$-	$8,392,172
Corporate Debt	-	3,003,843	-	3,003,843
U.S. Treasury Obligations	-	996,689	-	996,689
Mutual Funds	7,396,789	-	-	7,396,789
Short-Term Investments	-	1,806,566	-	1,806,566

Total Investments	$13,482,321	$8,113,738	$-	$21,596,059

Asset Derivatives
Forward Contracts	$-	$130,530	$-	$130,530

Liability Derivatives
Forward Contracts	$-	$(52,630)	$-	$(52,630)
Futures Contracts	(32,181)	-	-	(32,181)

Total	$(32,181)	$(52,630)	$-	$(84,811)

Dynamic Bond Fund
Asset Investments
Common Stock	$6,759	$-	$-	$6,759
Corporate Debt	-	98,690,089	-	98,690,089
Municipal Obligations	-	2,224,229	-	2,224,229
Non-U.S. Government Agency Obligations	-	119,502,289	-	119,502,289
Sovereign Debt Obligations	-	4,960,578	-	4,960,578
U.S. Government Agency Obligations and Instrumentalities	-	50,423,265	-	50,423,265
U.S. Treasury Obligations	-	122,645,861	-	122,645,861
Mutual Funds	8,531,659	-	-	8,531,659
Short-Term Investments	-	15,214,184	-	15,214,184

Total Investments	$8,538,418	$413,660,495	$-	$422,198,913

Inflation-Protected and Income Fund
Asset Investments
Corporate Debt	$-	$15,186,352	$-	$15,186,352
Municipal Obligations	-	210,523	-	210,523
Non-U.S. Government Agency Obligations	-	190,107,695	-	190,107,695
U.S. Government Agency Obligations and Instrumentalities	-	1,213,429	-	1,213,429
U.S. Treasury Obligations	-	383,311,586	-	383,311,586
Short-Term Investments	-	151,626,646	-	151,626,646

Total Investments	$-	$741,656,231	$-	$741,656,231

Asset Derivatives
Futures Contracts	$18,796	$-	$-	$18,796
Swap Agreements	-	474,351	-	474,351

Total	$18,796	$474,351	$-	$493,147

Liability Derivatives
Swap Agreements	$-	$(209,729)	$-	$(209,729)

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3	Total
Short-Duration Bond Fund
Asset Investments
Corporate Debt	$-	$100,546,856	$-	$100,546,856
Municipal Obligations	-	88,887	-	88,887
Non-U.S. Government Agency Obligations	-	91,306,327	-	91,306,327
U.S. Government Agency Obligations and Instrumentalities	-	11,354,842	-	11,354,842
U.S. Treasury Obligations	-	28,250,010	-	28,250,010
Short-Term Investments	-	2,369,763	-	2,369,763

Total Investments	$-	$233,916,685	$-	$233,916,685

Asset Derivatives
Futures Contracts	$69,494	$-	$-	$69,494

Liability Derivatives
Futures Contracts	$(33,036)	$-	$-	$(33,036)
Swap Agreements	-	(84,966)	-	(84,966)

Total	$(33,036)	$(84,966)	$-	$(118,002)

Strategic Emerging Markets Fund
Asset Investments
Common Stock*
Bermuda	$113,659	$1,494,352	$-	$1,608,011
Brazil	1,666,525	3,610,401	-	5,276,926
Cayman Islands	12,953,992	5,728,840	-	18,682,832
China	-	1,356,032	-	1,356,032
Colombia	907,622	760,779	-	1,668,401
Egypt	-	510,713	-	510,713
France	-	3,268,739	-	3,268,739
Hong Kong	-	3,016,906	-	3,016,906
India	-	14,303,765	-	14,303,765
Indonesia	-	2,096,250	-	2,096,250
Italy	-	1,513,589	-	1,513,589
Japan	-	2,264,063	-	2,264,063
Malaysia	-	1,671,668	-	1,671,668
Mexico	4,385,418	-	-	4,385,418
Nigeria	-	552,163	-	552,163
Philippines	-	3,258,873	-	3,258,873
Poland	-	992,906	-	992,906
Republic of Korea	-	2,080,128	-	2,080,128
Russia	-	9,092,802	-	9,092,802
Taiwan	-	3,998,427	-	3,998,427
Thailand	-	678,531	-	678,531
Turkey	-	867,069	-	867,069
United Arab Emirates	-	1,631,847	-	1,631,847
United Kingdom	-	2,505,266	-	2,505,266
United States	1,739,574	-	-	1,739,574
Preferred Stock*
Brazil	-	2,168,927	-	2,168,927
India	72,677	-	-	72,677
Mutual Funds	1,316,063	-	-	1,316,063
Rights	-	572,051	-	572,051
Warrants	-	25,253	-	25,253
Short-Term Investments	-	4,666,018	-	4,666,018

Total Investments	$23,155,530	$74,686,358	$-	$97,841,888

Notes to Financial Statements (Continued)

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments after the close of trading in their applicable foreign markets.

The following table shows Fund(s) with certain assets and liabilities, which approximate fair value and would be categorized at Level 2 as of December 31, 2016.

Statement of Assets and Liabilities location:	Inflation- Protected and income Fund	Short- Duration Bond Fund	Small Cap Equity Fund	Strategic Emerging Markets Fund
Receivables for:
Collateral pledged for reverse repurchase agreements	X

Payables for:
Reverse repurchase agreements	X
Securities on loan			X	X
Due to custodian	X	X

The Fund(s) had no transfers between Level 1, Level 2, and Level 3 of the fair value hierarchy during the year ended. The Fund(s) recognize transfers between the Levels as of the beginning of the year.

None of the unobservable inputs, individually or collectively, had a material impact on the Fund(s). Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2016 is not presented.

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. Gains or losses from derivatives can be substantially greater than their original cost and can sometimes be unlimited. A Fund may not be able to close out a derivative transaction at a favorable time or price. For those Funds that held derivatives during the year ended December 31, 2016, the following table shows how the Fund used these types of derivatives during the period (marked with an “A”), as well as additional uses, if any, it may have for them in the future (marked with an “M”).

Type of Derivative and Objective for Use	Asset Momentum Fund	Equity Rotation Fund	Inflation- Protected and Income Fund	Short- Duration Bond Fund
Foreign Currency Exchange Transactions*
Hedging/Risk Management	M
Directional Exposure to Currencies	A
Intention to Create Investment Leverage in Portfolio	M

Futures Contracts**
Hedging/Risk Management	A	A	A	A
Duration/Credit Quality Management	M	M	A	A
Substitution for Direct Investment	A	A	A	A
Intention to Create Investment Leverage in Portfolio	M	M	M	M

Notes to Financial Statements (Continued)

Type of Derivative and Objective for Use	Asset Momentum Fund	Equity Rotation Fund	Inflation- Protected and Income Fund	Short- Duration Bond Fund
Interest Rate Swaps***
Hedging/Risk Management			A
Duration Management			A
Asset/Liability Management			M
Substitution for Direct Investment			M
Intention to Create Investment Leverage in Portfolio			M

Credit Default Swaps (Protection Buyer)
Hedging/Risk Management			A	A
Duration/Credit Quality Management			A	A
Income			A	A
Substitution for Direct Investment			A	M
Intention to Create Investment Leverage in Portfolio			M	M

Credit Default Swaps (Protection Seller)
Hedging/Risk Management			A	A
Duration/Credit Quality Management			A	A
Income			A	A
Substitution for Direct Investment			A	A
Intention to Create Investment Leverage in Portfolio			M	M

Options (Purchased)
Hedging/Risk Management	A		A	A
Duration/Credit Quality Management	M		A	A
Substitution for Direct Investment	M		A	A
Directional Investment	M		A	A
Intention to Create Investment Leverage in Portfolio	M		M	M
*	Includes any options purchased or written, futures contracts, forward contracts, and swap agreements, if applicable.
**	Includes any options purchased or written on futures contracts, if applicable.
***	Includes any caps, floors, and collars, and related purchased or written options, if applicable.

At December 31, 2016, and during the year then ended, the Fund(s) had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Credit Risk	Commodity Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Asset Momentum Fund
Asset Derivatives
Forward Contracts*	$-	$-	$-	$130,530	$-	$130,530

Liability Derivatives
Forward Contracts^	$-	$-	$-	$(52,630)	$-	$(52,630)
Futures Contracts^^	-	-	(32,181)	-	-	(32,181)

Total Value	$-	$-	$(32,181)	$(52,630)	$-	$(84,811)

Notes to Financial Statements (Continued)

	Credit Risk	Commodity Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Asset Momentum Fund (Continued)
Realized Gain (Loss)#
Purchased Options	$-	$-	$(35,770)	$-	$-	$(35,770)
Forward Contracts	-	-	-	75,981	-	75,981
Futures Contracts	-	126,193	1,574,921	-	-	1,701,114

Total Realized Gain (Loss)	$-	$126,193	$1,539,151	$75,981	$-	$1,741,325

Change in Appreciation (Depreciation)##
Purchased Options	$-	$-	$(11,400)	$-	$-	$(11,400)
Forward Contracts	-	-	-	77,900	-	77,900
Futures Contracts	-	1,394	(37,331)	-	-	(35,937)

Total Change in Appreciation (Depreciation)	$-	$1,394	$(48,731)	$77,900	$-	$30,563

Equity Rotation Fund
Realized Gain (Loss)#
Futures Contracts	$-	$-	$28,729	$-	$-	$28,729

Inflation-Protected and Income Fund
Asset Derivatives
Futures Contracts^^	$-	$-	$-	$-	$18,796	$18,796
Swap Agreements*	-	-	-	-	474,351	474,351

Total Value	$-	$-	$-	$-	$493,147	$493,147

Liability Derivatives
Swap Agreements^	$(199,591)	$-	$-	$-	$-	$(199,591)
Swap Agreements^^,^^^	(10,138)	-	-	-	-	(10,138)

Total Value	$(209,729)	$-	$-	$-	$-	$(209,729)

Realized Gain (Loss)#
Purchased Options	$77,280	$-	$-	$370,779	$-	$448,059
Futures Contracts	-	-	-	-	(256,650)	(256,650)
Swap Agreements	96,077	-	-	-	(212,635)	(116,558)

Total Realized Gain (Loss)	$173,357	$-	$-	$370,779	$(469,285)	$74,851

Change in Appreciation (Depreciation)##
Purchased Options	$53,745	$-	$-	$(288,882)	$-	$(235,137)
Futures Contracts	-	-	-	-	28,018	28,018
Swap Agreements	(24,792)	-	-	-	428,089	403,297

Total Change in Appreciation (Depreciation)	$28,953	$-	$-	$(288,882)	$456,107	$196,178

Short-Duration Bond Fund
Asset Derivatives
Futures Contracts^^	$-	$-	$-	$-	$69,494	$69,494

Notes to Financial Statements (Continued)

	Credit Risk	Commodity Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Short-Duration Bond Fund (Continued)
Liability Derivatives
Futures Contracts^^	$-	$-	$-	$-	$(33,036)	$(33,036)
Swap Agreements^	(55,158)	-	-	-	-	(55,158)
Swap Agreements^^,^^^	(29,808)	-	-	-	-	(29,808)

Total Value	$(84,966)	$-	$-	$-	$(33,036)	$(118,002)

Realized Gain (Loss)#
Purchased Options	$46,926	$-	$-	$-	$-	$46,926
Futures Contracts	-	-	-	-	1,354,237	1,354,237
Swap Agreements	952	-	-	-	-	952

Total Realized Gain (Loss)	$47,878	$-	$-	$-	$1,354,237	$1,402,115

Change in Appreciation (Depreciation)##
Purchased Options	$32,641	$-	$-	$-	$-	$32,641
Futures Contracts	-	-	-	-	199,572	199,572
Swap Agreements	3,225	-	-	-	-	3,225

Total Change in Appreciation (Depreciation)	$35,866	$-	$-	$-	$199,572	$235,438

*	Statements of Assets and Liabilities location: Receivables from: open forward foreign currency contracts or open swap agreements at value, as applicable.
^	Statements of Assets and Liabilities location: Payables for: open forward foreign currency contracts or open swap agreements, at value, as applicable.
^^	Cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps is reported in “Futures Contracts” and “Swap Agreements” below. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.
^^^	Represents centrally cleared swaps which are not subject to a master netting agreement.
#	Statements of Operations location: Amounts are included in net realized gain (loss) on: investment transactions, futures contracts, swap agreements, or foreign currency transactions, as applicable.
##	Statements of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: investment transactions, futures contracts, swap agreements, or translation of assets and liabilities in foreign currencies, as applicable.

For the year ended December 31, 2016, the number of contracts, notional amounts, or shares/units for each derivative type was as follows:

	Number of Contracts, Notional Amounts, or Shares/Units†
	Futures Contracts	Forward Contracts	Swap Agreements	Purchased Options
Asset Momentum Fund	135	$2,177,494	$-	95
Equity Rotation Fund	4	-	-	-
Inflation-Protected and Income Fund	204	-	39,492,500	$81,300,000
Short-Duration Bond Fund	483	-	2,119,167	36,450,000

†	Amount(s) disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts, swap agreements, and purchased options, or shares/units outstanding for purchased options, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the year ended December 31, 2016.

Notes to Financial Statements (Continued)

The following table presents derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”), or similar agreement, and net of the related collateral received by the Fund(s) as of December 31, 2016.

Asset Valuation Inputs

Counterparty	Derivative Assets Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Received***	Net Amount*
Asset Momentum Fund
Barclays Bank PLC	$18,276	$(10,805)	$-	$7,471
HSBC Bank USA	26,053	(19,764)	-	6,289
JP Morgan Chase Bank N.A.	86,201	(22,061)	-	64,140

	$130,530	$(52,630)	$-	$77,900

Inflation-Protected and Income Fund
Bank of America N.A.	$104,309	$-	$-	$104,309
Goldman Sachs International	194,093	(160,355)	-	33,738
JP Morgan Chase Bank N.A.	175,949	(39,236)	-	136,713

	$474,351	$(199,591)	$-	$274,760

The following table presents derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Fund(s) as of December 31, 2016.

Liability Valuation Inputs

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Pledged***	Net Amount**
Asset Momentum Fund
Barclays Bank PLC	$(10,805)	$10,805	$-	$-
HSBC Bank USA	(19,764)	19,764	-	-
JP Morgan Chase Bank N.A.	(22,061)	22,061	-	-

	$(52,630)	$52,630	$-	$-

Inflation-Protected and Income Fund
Goldman Sachs International	$(160,355)	$160,355	$-	$-
JP Morgan Chase Bank N.A.	(39,236)	39,236	-	-

	$(199,591)	$199,591	$-	$-

Short-Duration Bond Fund
Goldman Sachs International	$(55,158)	$-	$-	$(55,158)

*	Represents the net amount receivable from the counterparty in the event of default.
**	Represents the net amount payable to the counterparty in the event of default.
***	The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities for a counterparty cannot be less than $0.
†	The amount presented here may be less than the total amount shown in the Statements of Assets and Liabilities as some derivatives held by the counterparty are not covered within the master netting agreements.

Such agreements typically permit a single net payment in the event of default, including the bankruptcy or insolvency of the counterparty. Typically, the Fund(s) and counterparties are not permitted to sell, re-pledge, or use the collateral they receive.

Further details regarding the derivatives and other investments held by the Fund(s) during the year ended December 31, 2016, are discussed below.

Notes to Financial Statements (Continued)

Foreign Currency Exchange Transactions

A Fund may engage in foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes.

A Fund may enter into foreign currency exchange transactions, including foreign currency forward contracts. These contracts call for the Fund to deliver in the future an amount of one currency in return for an amount of another currency, at an exchange rate determined at the time the contract is entered into. Forward contracts are private contractual arrangements and a Fund is subject to the risk that its counterparty will not, or will not be able to, perform its obligations. This type of arrangement may require the Fund to post margin. A Fund may enter into foreign currency exchange transactions in order to hedge against changes in the values of the assets or liabilities denominated in one or more foreign currencies, or otherwise to increase or reduce a Fund’s exposure to various foreign currencies. The use of foreign currency exchange transactions may create investment leverage.

Whenever a Fund enters into a foreign currency exchange transaction, it is subject to the risk that the value of the transaction will move in a direction unfavorable to it. When the Fund uses the transactions for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. If a Fund enters into foreign currency exchange transactions other than for hedging purposes (for example, seeking to profit from an anticipated change in the values of currencies by creating directional exposures in the portfolio with respect to one or more currencies), it will generally be subject to the same risks, but is less likely to have assets or liabilities that will offset any losses on the transactions. There can be no assurance that a Fund will be able to terminate any foreign currency exchange transaction prior to its maturity in order to limit its loss on the transaction.

Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. Forward foreign currency contracts are valued at the settlement price established through dealers or other market sources on the day which they are traded. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The notional or contractual amounts of these instruments do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions and counterparty risks are considered.

The Fund(s) listed in the following table had open forward foreign currency contracts at December 31, 2016. A Fund’s current exposure to a counterparty is the unrealized appreciation on the contract.

		Counterparty	Settlement Date		In Exchange for	Unrealized Appreciation/ (Depreciation)
Asset Momentum Fund
Contracts to Buy
BRL	764,720	Barclays Bank PLC*	06/08/17		$207,263	$18,276
NOK	1,633,379	Barclays Bank PLC*	01/27/17		200,000	(10,805)

					407,263	7,471

BRL	2,086,960	HSBC Bank USA*	06/08/17		$600,000	$15,508
CAD	253,819	HSBC Bank USA*	01/20/17		200,000	(10,915)

					800,000	4,593

					1,207,263	12,064

Cross Currency Forwards
EUR	930,000	HSBC Bank USA*	06/08/17	GBP	789,067	$10,545
NOK	1,600,000	HSBC Bank USA*	02/16/17	THB	6,956,000	(8,849)

						1,696

Notes to Financial Statements (Continued)

		Counterparty	Settlement Date		In Exchange for	Unrealized Appreciation/ (Depreciation)
Asset Momentum Fund (Continued)
Cross Currency Forwards (Continued)
CAD	254,000	JP Morgan Chase Bank N.A.*	02/16/17	TWD	6,489,192	(12,442)
RUB	62,460,000	JP Morgan Chase Bank N.A.*	06/08/17	SEK	9,000,000	(9,619)
RUB	14,039,152	JP Morgan Chase Bank N.A.*	07/13/17	EUR	180,000	28,945
RUB	13,746,704	JP Morgan Chase Bank N.A.*	07/13/17	EUR	180,000	24,357
RUB	13,428,928	JP Morgan Chase Bank N.A.*	07/13/17	SEK	1,712,000	20,776
RUB	13,994,650	JP Morgan Chase Bank N.A.*	07/13/17	SEK	1,870,000	12,123

						64,140

						$65,836

BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
NOK	Norwegian Krone
RUB	Russian Ruble
SEK	Swedish Krona
THB	Thai Baht
TWD	Taiwan Dollar

*	Contracts are subject to an MNA.

Futures Contracts

A Fund may seek to manage a variety of different risks, such as interest rate risk, equity price risk, and currency risk, through the use of futures contracts. A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed-income security, during a specified future period at a specified price. A Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When a Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Notes to Financial Statements (Continued)

The Fund(s) listed in the following table had open futures contracts at December 31, 2016:

	Expiration Date	Number of Contracts	Notional Amount	Net Unrealized Appreciation/ (Depreciation)
Asset Momentum Fund
Future Contract — Long
S&P 500 E Mini Index	03/17/17	113	$12,634,530	$(32,181)

Inflation-Protected and Income Fund
Future Contract — Short
U.S. Treasury Note 10 Year	03/22/17	78	$(9,693,938)	$18,796

Short-Duration Bond Fund
Future Contract — Long
U.S. Treasury Note 2 Year	03/31/17	314	$68,039,875	$(33,036)

Futures Contracts — Short
U.S. Treasury Note 10 Year	03/22/17	78	$(9,693,938)	$21,078
U.S. Treasury Ultra 10 Year	03/22/17	7	(938,437)	5,720
U.S. Treasury Note 5 Year	03/31/17	100	(11,766,406)	42,696

				$69,494

Swap	Agreements

Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

Interest Rate Swaps. When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of interest rate swap agreements include interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

Credit Default Swaps. A Fund also may enter into credit default swap transactions, as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, acceleration, default, or repudiation/moratorium. When a Fund buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If the Fund does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If a Fund is a

Notes to Financial Statements (Continued)

buyer and no credit event occurs, the Fund will typically recover nothing under the swap, but will have had to pay the required upfront payment or stream of continuing payments under the swap. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create a “synthetic” long position.

Whenever a Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of an interest rate swap, the value of the swap may increase or decrease depending on changes in interest rates. In the case of a credit default swap, the swap will become more or less valuable depending on the credit of the issuer of the underlying security, and, if a credit event occurs under a swap where the Fund is the seller of credit protection, the Fund could be required to purchase the security at par value, resulting in a significant loss to the Fund. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

Swaptions. A Fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. A Fund may enter into swaptions for the same purposes as swaps. For information regarding the accounting treatment of options, see “Options, Rights, and Warrants” below.

Centrally Cleared Swaps. Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally certain interest rate swaps, certain index swaps, and credit derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post amounts (“initial margin”) with the clearinghouse or at the instruction of the clearinghouse. The initial margin required by a clearinghouse may be greater than the initial margin the Fund would be required to post in an uncleared transaction. If cash is deposited as the initial margin, it is shown as collateral on a Fund’s Statement of Assets and Liabilities. Swap agreements are marked-to-market daily and subsequent payments (“variation margin”) are made or received by a Fund depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on a Fund’s Statement of Assets and Liabilities (“Variation margin on open derivative instruments”) and as a component of net change in unrealized appreciation (depreciation) on a Fund’s Statement of Operations. Only a limited number of transaction types are currently eligible for clearing.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded in the accompanying Statements of Operations as realized gains and losses, respectively.

Notes to Financial Statements (Continued)

The Fund(s) listed in the following table had open swap transactions at December 31, 2016. A Fund’s current exposure to a counterparty is the fair value of the transaction.

Counterparty	Currency	Notional Amount	Expiration Date	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Inflation-Protected and Income Fund*
Credit Default Swaps — Buy Protection
Centrally Cleared Swaps
	USD	670,000	12/20/21	(1.000%)	CDX.NA.IG.27	$(690)	$(9,448)	$(10,138)

Credit Default Swaps — Sell Protection†
OTC Swaps
Goldman Sachs International	USD	1,600,000	5/11/63	3.000%	CMBX.NA.BBB-.6†† (Rating: BBB-)	$(91,967)	$985	$(90,982)
Goldman Sachs International	USD	330,000	5/11/63	3.000%	CMBX.NA.BBB-.6†† (Rating: BBB-)	7,675	(26,439)	(18,764)
Goldman Sachs International	USD	890,000	5/11/63	3.000%	CMBX.NA.BBB-.6†† (Rating: BBB-)	26,465	(77,074)	(50,609)
JP Morgan Chase Bank N.A.	USD	690,000	5/11/63	3.000%	CMBX.NA.BBB-.6†† (Rating: BBB-)	(40,086)	850	(39,236)

						(97,913)	(101,678)	(199,591)

Counterparty	Currency	Notional Amount	Expiration Date	Payments Made by Fund	Payments Received by Fund	Unrealized Appreciation (Depreciation)	Premium Received (Paid)	Value
Interest Rate Swaps
OTC Swaps
Goldman Sachs International	USD	8,500,000	10/13/17	1.125%	USA-CPI-U	$82,519	$-	$82,519
Bank of America N.A.	USD	11,000,000	11/06/17	1.275%	USA-CPI-U	104,309	-	104,309
Goldman Sachs International	USD	8,300,000	1/13/18	1.295%	USA-CPI-U	111,574	-	111,574
JP Morgan Chase Bank N.A.	USD	8,500,000	2/17/18	1.033%	USA-CPI-U	175,949	-	175,949

						474,351	-	474,351

Counterparty	Currency	Notional Amount	Expiration Date	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Short-Duration Bond Fund**
Credit Default Swaps — Buy Protection
Centrally Cleared Swaps
	USD	1,970,000	12/20/21	(1.000%)	CDX.NA.IG.27	$(2,027)	$(27,781)	$(29,808)

Credit Default Swaps — Sell Protection†
OTC Swaps
Goldman Sachs International	USD	410,000	5/11/63	3.000%	CMBX.NA.BBB-.6†† (Rating: BBB-)	$(23,567)	$253	$(23,314)
Goldman Sachs International	USD	150,000	5/11/63	3.000%	CMBX.NA.BBB-.6†† (Rating: BBB-)	3,488	(12,018)	(8,530)
Goldman Sachs International	USD	410,000	5/11/63	3.000%	CMBX.NA.BBB-.6†† (Rating: BBB-)	12,192	(35,506)	(23,314)

						(7,887)	(47,271)	(55,158)

USD	U.S. Dollar
*	Collateral for swap agreements held by Credit Suisse International amounted to $11,274 in securities at December 31, 2016.
**	Collateral for swap agreements held by Credit Suisse International amounted to $24,044 in securities at December 31, 2016.

Notes to Financial Statements (Continued)

†	For each credit derivative with sold protection, the credit ratings of the entities referenced, as rated by any rating organization, are included in the equivalent Standard & Poor’s Ratings Group rating category. The reference entity rating represents the likelihood of a potential payment by the Fund if the referenced entity experiences a credit event as of period end. Notional amounts represent the maximum potential amount of future payments (undiscounted) the Fund could be required to make under the credit derivatives with sold protection.
††	Payment is based on a percentage of the index. Reference entities are a number of individual issuers comprising the index.

Options, Rights, and Warrants

A Fund may purchase and sell put and call options on securities or an index of securities to enhance investment performance or to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.

Call Options. A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date.

Put Options. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date.

Writing put and call options. A Fund may write call options on a security it owns, in a “directional” strategy hoping to realize a greater current return through the receipt of premiums. In return for the option premium, the Fund takes the risk that it will have to forego any increase in the value of the security over the strike price. When a Fund has written a call option on a security it does not own, its exposure on such an option is theoretically unlimited. A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a call option on a security it owns, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a call option on a security a Fund owns may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a call option on a security a Fund owns is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. A Fund may not be able to close out a call option that it has previously written. A Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option. A Fund may not be able to close out a put option that it has previously written.

When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

Purchasing put and call options. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the

Notes to Financial Statements (Continued)

underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

Exchange Traded Options. Exchange traded options purchased or sold by a Fund may be traded on a securities or options exchange or market. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price.

OTC Options. OTC options purchased or sold by a Fund are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. OTC options are valued using prices supplied by a primary pricing source, selected pursuant to procedures approved by the Trustees.

Rights and Warrants. A Fund may purchase or hold warrants or rights in order to gain exposure to the underlying security without owning the security, including, for example, cases where the Fund hopes to lock in the price today of a security it may wish to purchase in the future. Warrants generally give the holder the right, but not the obligation, to buy a security at a stated price. In order for a warrant to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover any premium and transaction costs. Rights may similarly confer on the holder the right to purchase or acquire securities, including through participation in a so-called rights offering. Bonds may be issued with warrants or other rights attached to purchase or acquire equity or other debt securities, typically of the bond issuer. The market prices of bonds with warrants or rights attached to purchase equity securities or bonds may, to some degree, reflect changes in the values of the underlying securities.

When a Fund purchases or otherwise acquires warrants or other rights, it runs the risk that it will lose its entire investment in the warrants or rights, unless the Fund exercises the warrant or right, acquires the underlying securities, or enters into a closing transaction before expiration. If the price of the underlying security does not rise to an extent sufficient to cover any premium and transaction costs, the Fund will lose part or all of its investment. Any premiums or purchase price paid for warrants or other rights that expire are treated as realized losses. Warrants and similar rights differ from options in that they are typically written by the issuer of the security underlying the warrant or right. Although some warrants and rights may be non-transferable, others may be traded over-the-counter or on an exchange.

Inflation-Indexed Bonds

The Funds may invest in inflation-indexed bonds, which are fixed income securities whose principal value or coupon is periodically adjusted according to the rate of inflation, as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”) (for U.S. Treasury inflation-indexed bonds) or, generally, by a comparable inflation index calculated by the foreign government issuing the inflation-indexed bonds.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. Any adjustments to the principal amount of an inflation-indexed bond due to inflation will be reflected as increases or decreases to interest income. Such adjustments may have a significant impact on the Fund’s distributions.

Notes to Financial Statements (Continued)

The value of inflation-indexed bonds is generally based on changes in real interest rates, which in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation, or that the rate of inflation in a foreign country will correlate to the rate of inflation in the United States. Additionally, if interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Bank Loans

Certain of the Funds may invest in bank loans including, for example, corporate loans, loan participations, direct debt, bank debt, and bridge debt. A Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. In a syndicated loan, the agent that originated and structured the loan typically administers and enforces the loan on behalf of the syndicate. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by a Fund. A Fund may also invest in loans through novations, assignments, and participation interests. In a novation, a Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When a Fund takes an assignment of a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor to demand payment and enforce rights under the loan. If a Fund acquires a participation in the loan, the Fund purchases an indirect interest in a loan held by a third party and the Fund typically will have a contractual relationship only with the third party loan investor, not with the borrower. As a result, a Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the loan investor selling the participation and only upon receipt by such loan investor of such payments from the borrower. In such cases, a Fund assumes the credit risk of both the borrower and the loan investor selling the participation, and the Fund may be unable to realize some or all of the value of its interest in the loan in the event of the insolvency of the third party.

Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. The value of any collateral securing a bank loan may decline after the Fund invests, and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund.

At December 31, 2016, the Funds had no unfunded loan commitments.

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker-dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. A Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement in a segregated account. Repurchase agreements must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral.

Reverse Repurchase Agreements

Each Fund may enter into reverse repurchase agreements with banks and broker-dealers to enhance return. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price (typically equal to the original sale price plus interest). During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the purchase price received by it from the counterparty.

Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A Fund

Notes to Financial Statements (Continued)

may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements generally create investment leverage and involve the risk that the market value of the security that a Fund is obligated to repurchase under the agreement may decline below the repurchase price. For financial reporting purposes, cash received in exchange for securities delivered plus accrued interest payments to be made to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short term nature of reverse repurchase agreements, face value approximates fair value. Interest payments made by a Fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for a security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

Reverse repurchase transactions are entered into by a Fund under a Master Repurchase Agreement (“MRA”), which permits the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and creates one single net payment due to or from the Fund. With reverse repurchase transactions, typically a Fund and the counterparties are permitted to sell, re-pledge, or use the collateral associated with the transaction. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

In the event the buyer of securities under an MRA files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds from the sale of its securities may be restricted or forfeited, and the counterparty may fail to return/resell the securities in question to the Fund.

The following table is a summary of the Fund(s) open reverse repurchase transactions which are subject to an MRA on a net basis at December 31, 2016:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-Cash Collateral*	Cash Collateral Pledged*	Net Amount
Inflation-Protected and Income Fund
Banque Paribas Securities Corp.	$(70,004,125)	$67,977,125	$2,027,000	$-
Daiwa Bank Securities Inc.	(57,058,750)	55,331,670	1,727,080	-
Goldman Sachs & Co.	(86,591,917)	83,558,917	3,033,000	-
HSBC Securities (USA) Inc.	(98,190,625)	97,487,625	703,000	-
Morgan Stanley & Co.	(16,878,922)	16,282,922	596,000	-

	$(328,724,339)	$320,638,259	$8,086,080	$-

*	Collateral with a value of $329,760,418 has been pledged in connection with open reverse repurchase transactions. Excess collateral pledged to the individual counterparty is not shown for financial reporting purposes.

Notes to Financial Statements (Continued)

The Fund(s) listed in the following table had open reverse repurchase transactions during the year ended December 31, 2016:

Description	Value
Inflation-Protected and Income Fund
Agreement with Banque Paribas Securities Corp., dated 10/04/16, 0.790%, to be repurchased on demand until 1/05/17 at value plus accrued interest.	70,004,125
Agreement with Daiwa Bank Securities Inc., dated 11/04/16, 0.900%, to be repurchased on demand until 2/02/17 at value plus accrued interest.	57,058,750
Agreement with Goldman Sachs & Co., dated 11/09/16, 1.070%, to be repurchased on demand until 1/06/17 at value plus accrued interest.	86,591,917
Agreement with HSBC Securities (USA) Inc., dated 12/02/16, 0.910%, to be repurchased on demand until 3/02/17 at value plus accrued interest.	98,190,625
Agreement with Morgan Stanley & Co. LLC, dated 11/02/16, 0.880%, to be repurchased on demand until 2/02/17 at value plus accrued interest.	16,878,922

$328,724,339

Average balance outstanding	$338,427,418
Maximum balance outstanding	$351,048,927
Average interest rate	0.67%
Weighted average maturity	56 days

Average balance outstanding was calculated based on daily balances outstanding during the period that the Fund had entered into reverse repurchase transactions.

The type of underlying collateral and the remaining maturity of open reverse repurchase transactions in relation to the reverse repurchase agreements on the Statements of Assets and Liabilities is as follows:

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Inflation-Protected and Income Fund
Reverse Repurchase Transactions
U.S. Treasury Obligations	$-	$156,596,042	$172,128,297	$-	$328,724,339

Total Borrowings	$-	$156,596,042	$172,128,297	$-	$328,724,339

When-Issued, Delayed-Delivery, Forward Commitment, and To-Be-Announced Transactions

A Fund may enter into when-issued, delayed-delivery, forward commitment, or to-be-announced (“TBA”) transactions (collectively, the “Forward Transactions”) in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In Forward Transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although a Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. As a result, each of these types of transactions may create investment leverage in a Fund’s portfolio and increase the volatility of the Fund. If a Fund’s counterparty fails to deliver a security purchased in a Forward Transaction, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a

Notes to Financial Statements (Continued)

Forward Transaction is closed, the Funds record a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

Dollar Roll Transactions

A Fund may enter into dollar roll transactions, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. A Fund may invest in dollar rolls in order to benefit from anticipated changes in pricing for the mortgage-backed securities during the term of the transaction, or for the purpose of creating investment leverage. In a dollar roll, the securities that are to be purchased will be of the same type as the securities sold, but will be supported by different pools of mortgages.

Dollar rolls involve the risk that the Fund’s counterparty will be unable to deliver the mortgage-backed securities underlying the dollar roll at the fixed time. If the counterparty files for bankruptcy or becomes insolvent, a Fund’s use of the transaction proceeds may be restricted pending a determination by the counterparty or its representative, whether to enforce the Fund’s obligation to repurchase the securities. A Fund can incur a loss on a dollar roll transaction (either because its counterparty fails to perform or because the value of the mortgages subject to the transaction declines) and on the investments made by the Fund with the proceeds of the dollar roll transaction.

A Fund accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss). If certain criteria are met, these dollar roll transactions may be considered financing transactions, whereby the difference in the sales price and the future purchase price is recorded as an adjustment to interest income. Dollar roll transactions generally have the effect of creating leverage in a Fund’s portfolio.

Securities Lending

Each Fund may lend its securities; however, lending cannot exceed 33% of the total assets of the Fund taken at current value. The Funds’ securities lending activities are governed by a Securities Lending Agency Agreement (“Lending Agreement”) between each Fund and the lending agent (“agent”). The Lending Agreement authorizes the agent to lend qualifying U.S. and foreign securities held by a Fund to approved borrowers (each, a “Borrower”).

Each Fund expects that in connection with any securities on loan, the loan will be secured continuously by collateral consisting of cash or securities adjusted daily to have market value at least equal to the current market value of the securities loaned. The market value of the loaned securities is determined at the close of business of a Fund and any additional collateral is delivered to the Fund the next business day. The Funds bear the risk of loss with respect to the investment of cash collateral. As with other extensions of credit, the Funds may bear the risk of delay in recovery of the loaned securities or even loss of rights in the collateral should the Borrower of the securities fail financially. Pursuant to the Lending Agreement, the agent has provided indemnification to the Funds in the event of default by a borrower with respect to a loan. The Funds receive compensation for lending their securities in the form of a securities loan fee paid by the Borrower, as well as a share of the income earned on investment of the cash collateral received for the loaned securities. At December 31, 2016, the Funds’ collateral was equal to or greater than 100% of the market value of securities on loan.

Security loans can be terminated at the discretion of either the lending agent or the Fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. For all Funds, all securities on loan are classified as common stock in the Fund’s Portfolio of Investments at December 31, 2016.

The Funds employ the agent to implement their securities lending program and the agent receives a fee from the Funds for its services. In addition, the Funds may be required to pay a rebate to the Borrower. Accordingly, a Fund’s compensation for lending its securities is reduced by any such fees or rebate paid to the securities lending agent or Borrower, respectively. For the year ended December 31, 2016, the Fund(s) earned securities lending net income as follows:

	Securities Lending Gross Income	Securities Lending Fees and Expenses	Securities Lending Net Income
Small Cap Equity Fund	$39,052	$7,953	$31,099
Strategic Emerging Markets Fund	14,851	3,092	11,759

Notes to Financial Statements (Continued)

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds determine the classification of distributions received as return of capital distributions or capital gain distributions.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Funds and the amount actually received.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated daily to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of a Fund not directly attributable to the operations of any specific class of shares of the Fund are prorated among the classes to which the expense relates based on relative net assets.

Foreign Securities

The Strategic Emerging Markets Fund invests substantially all of its assets in foreign securities. The other Funds may also invest in foreign securities. Foreign securities, including American Depositary Receipts, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended, applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Notes to Financial Statements (Continued)

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and paid quarterly for the Dynamic Bond Fund, High Yield Fund, Inflation-Protected and Income Fund, and Short-Duration Bond Fund and annually for the Asset Momentum Fund, Equity Rotation Fund, Small Cap Equity Fund, Special Situations Fund, and Strategic Emerging Markets Fund and at other times as may be required to satisfy tax or regulatory requirements. Distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3.	Advisory Fees and Other Transactions

Investment Advisory Fees and Investment Subadvisers

MML Investment Advisers, LLC (“MML Advisers”), a wholly-owned subsidiary of MassMutual, serves as investment adviser to each Fund. Under the investment advisory agreements between MML Advisers and the Trust on behalf of each Fund, MML Advisers is responsible for providing investment management services for each Fund. In return for these services, MML Advisers receives advisory fees, based upon each Fund’s average daily net assets, at the following annual rates:

Fund	Investment Advisory Fee
Asset Momentum Fund	0.60% on the first $500 million; and
0.55% on any excess over $500 million
Dynamic Bond Fund	0.40% on the first $1 billion; and
0.35% on any excess over $1 billion
Equity Rotation Fund	0.45% on the first $500 million; and
0.40% on any excess over $500 million
High Yield Fund	0.60% on the first $300 million; and
0.575% on any excess over $300 million
Inflation-Protected and Income Fund	0.60% on the first $100 million;
0.55% on the next $200 million;
0.50% on the next $200 million; and
0.45% on any excess over $500 million
Short-Duration Bond Fund	0.35% on the first $300 million; and
0.30% on any excess over $300 million
Small Cap Equity Fund	0.65% on the first $100 million;
0.60% on the next $100 million;
0.55% on the next $300 million; and
0.50% on any excess over $500 million
Special Situations Fund	0.60% on the first $500 million; and
0.55% on any excess over $500 million
Strategic Emerging Markets Fund	1.05% on the first $500 million; and
1.00% on any excess over $500 million

Notes to Financial Statements (Continued)

MML Advisers has entered into investment subadvisory agreements with Barings LLC (“Barings”), a wholly-owned subsidiary of MM Asset Management Holding LLC, itself a wholly-owned subsidiary of MassMutual Holding LLC, a controlled subsidiary of MassMutual, on behalf of certain Funds. These agreements provide that Barings manage the investment and reinvestment of assets of these Funds. Barings receives a subadvisory fee from MML Advisers based upon each Fund’s average daily net assets, at the following annual rates:

Asset Momentum Fund	0.475%
Equity Rotation Fund	0.30%
High Yield Fund	0.20%
Inflation-Protected and Income Fund	0.08%
Short-Duration Bond Fund	0.08%
Special Situations Fund	0.45%

In addition, prior to December 30, 2016, Barings Real Estate Advisers LLC (“Barings Real Estate”) served as sub-subadviser for the High Yield Fund, Inflation-Protected and Income Fund, and Short-Duration Bond Fund and was primarily responsible for managing each Fund’s commercial mortgage-backed securities. Barings Real Estate was a wholly-owned subsidiary of Barings. The appointment of Barings Real Estate as a sub-subadviser to each Fund did not relieve Barings of any obligation or liability to any of the Funds that it would otherwise have had pursuant to investment subadvisory agreements between MML Advisers and Barings with respect to each Fund, and any and all acts and omissions of Barings Real Estate in respect to any Fund were considered the acts and omissions of Barings. Effective December 30, 2016, Barings Real Estate merged with and into Barings and, as a result, no longer serves as a sub-subadviser to any of the Funds.

MML Advisers has entered into investment subadvisory agreements with OppenheimerFunds, Inc. (“OFI”), a wholly-owned subsidiary of Oppenheimer Acquisition Corp., itself an indirect majority-owned subsidiary of MassMutual Holding LLC, on behalf of the Small Cap Equity Fund and the Strategic Emerging Markets Fund. These agreements provide that OFI manage the investment and reinvestment of the assets of the Funds. OFI receives a subadvisory fee from MML Advisers, based upon each Fund’s average daily net assets, at the following annual rates:

Small Cap Equity Fund	0.25%
Strategic Emerging Markets Fund	0.70%

MML Advisers has entered into an investment subadvisory agreement with the unaffiliated investment subadviser, DoubleLine Capital, LP (“DoubleLine”), pursuant to which DoubleLine serves as the subadviser to the Dynamic Bond Fund. This agreement provides that DoubleLine manage the investment and reinvestment of the assets of the Fund. DoubleLine receives a subadvisory fee from MassMutual based upon the average daily net assets of the Fund.

The Funds’ subadvisory fees are paid by MML Advisers out of the advisory fees previously disclosed above.

Administration Fees

For the Asset Momentum Fund, Dynamic Bond Fund, Equity Rotation Fund, High Yield Fund, Short-Duration Bond Fund, Special Situations Fund, and Strategic Emerging Markets Fund, under a separate Administrative and Shareholder Services Agreement between the Funds and MML Advisers, MML Advisers is obligated to provide all necessary administrative and shareholder services and bear some of the Fund specific administrative expenses. In return for these services, MML Advisers receives an administrative services fee, based upon the average daily net assets of the applicable class of shares of the Funds, at the following annual rates:

	Class II	Service Class I
Asset Momentum Fund	0.15%	0.15%
Dynamic Bond Fund	0.15%	0.15%
Equity Rotation Fund	0.15%	0.15%
High Yield Fund	0.15%	0.15%
Short-Duration Bond Fund	0.15%	0.15%
Special Situations Fund	0.15%	0.15%
Strategic Emerging Markets Fund	0.15%	0.15%

Notes to Financial Statements (Continued)

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to the Funds. Pursuant to a Distribution and Services Plan adopted by the Funds pursuant to Rule 12b-1 under the 1940 Act, Service Class shares and Service Class I shares of the Funds pay an annual fee of 0.25% of the average daily net asset value of Service Class shares and Service Class I shares. This fee, or a portion thereof, is paid to: (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Service Class shares or Service Class I shares, as applicable, of each Fund; and/or (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Service Class and Service Class I shareholders. The Distributor is a wholly-owned subsidiary of MassMutual.

Expense Caps and Waivers

MML Advisers agreed to cap the fees and expenses of the Funds noted below (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses#, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) based upon the average daily net assets of the applicable class of shares of the Fund, as follows:

	Class II	Service Class I
Asset Momentum Fund*	0.80%	1.05%
Dynamic Bond Fund*	0.60%	0.85%
Equity Rotation Fund*	0.65%	0.90%
Short-Duration Bond Fund*	0.55%	0.80%
Special Situations Fund*	0.80%	1.05%
Strategic Emerging Markets Fund*	1.40%	1.65%

#	Acquired Fund Fees and Expenses are expenses borne indirectly by a Fund through investments in other pooled investment vehicles.
*	Expense caps in effect through April 30, 2017.

MML Advisers has agreed to waive 0.10% of the advisory fee of the High Yield Fund through April 30, 2017.

Effective June 1, 2016, MML Advisers has agreed to voluntarily waive 0.04% of the advisory fee of the Strategic Emerging Markets Fund through April 30, 2017. MML Advisers may amend or discontinue this waiver at any time without advance notice.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Statements of Operations.

Deferred Compensation

Trustees of the Funds who are not officers or employees of MassMutual may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Other

Certain officers and trustees of the Funds may also be employees of MassMutual. The compensation of a trustee who is not an employee of MassMutual is borne by the Funds.

Notes to Financial Statements (Continued)

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended December 31, 2016, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
Asset Momentum Fund	$-	$14,697,071	$-	$10,338,248
Dynamic Bond Fund	227,761,810	99,949,050	196,749,859	111,046,765
Equity Rotation Fund	-	18,717,213	-	18,198,277
High Yield Fund	-	80,187,853	-	102,961,566
Inflation-Protected and Income Fund	71,999,408	185,392,933	110,424,979	190,891,047
Short-Duration Bond Fund	89,355,050	144,538,429	99,887,662	79,606,948
Small Cap Equity Fund	-	62,558,183	-	68,322,375
Special Situations Fund	-	14,222,265	-	13,158,457
Strategic Emerging Markets Fund	-	28,843,478	-	30,904,527

5.	Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015

	Shares	Amount	Shares	Amount
Asset Momentum Fund Class II*
Sold	-	$-	1,990,000	$19,900,000
Issued as reinvestment of dividends	13,802	143,267	1,674	15,765
Redeemed	-	-	-	-

Net increase (decrease)	13,802	$143,267	1,991,674	$19,915,765

Asset Momentum Fund Service Class I*
Sold	79,133	$769,914	24,620	$238,982
Issued as reinvestment of dividends	472	4,891	-	-
Redeemed	(13,993)	(139,613)	(4)	(43)

Net increase (decrease)	65,612	$635,192	24,616	$238,939

Dynamic Bond Fund Class II*
Sold	1,967,334	$19,730,005	80,863,897	$804,944,229
Issued as reinvestment of dividends	1,238,887	12,384,957	649,870	6,371,746
Redeemed	(1,811,608)	(18,518,299)	(40,294,435)	(399,323,405)

Net increase (decrease)	1,394,613	$13,596,663	41,219,332	$411,992,570

Dynamic Bond Fund Service Class I*
Sold	306,722	$3,060,637	39,135	$384,626
Issued as reinvestment of dividends	6,138	61,280	226	2,208
Redeemed	(58,001)	(585,364)	(11)	(103)

Net increase (decrease)	254,859	$2,536,553	39,350	$386,731

Notes to Financial Statements (Continued)

	Year Ended December 31, 2016		Year Ended December 31, 2015

	Shares	Amount	Shares	Amount
Equity Rotation Fund Class II*
Sold	-	$-	1,990,000	$19,900,000
Issued as reinvestment of dividends	22,578	257,157	14,798	143,395
Redeemed	-	-	-	-

Net increase (decrease)	22,578	$257,157	2,004,798	$20,043,395

Equity Rotation Fund Service Class I*
Sold	26,050	$261,848	13,407	$133,279
Issued as reinvestment of dividends	376	4,270	62	601
Redeemed	(1,273)	(13,560)	(364)	(3,631)

Net increase (decrease)	25,153	$252,558	13,105	$130,249

High Yield Fund Class II
Sold	295,975	$2,921,195	120,724	$1,229,963
Issued as reinvestment of dividends	854,296	8,197,683	882,358	8,547,141
Redeemed	(3,988,962)	(39,527,479)	(236,042)	(2,366,805)

Net increase (decrease)	(2,838,691)	$(28,408,601)	767,040	$7,410,299

High Yield Fund Service Class I
Sold	598,074	$5,781,914	585,686	$5,772,998
Issued as reinvestment of dividends	206,300	1,979,564	190,803	1,841,151
Redeemed	(568,429)	(5,393,673)	(424,963)	(4,201,047)

Net increase (decrease)	235,945	$2,367,805	351,526	$3,413,102

Inflation-Protected and Income Fund Initial Class
Sold	3,173,898	$32,854,113	3,406,567	$34,665,245
Issued as reinvestment of dividends	874,258	9,077,612	450,242	4,521,221
Redeemed	(5,541,789)	(57,254,526)	(6,070,810)	(61,755,947)

Net increase (decrease)	(1,493,633)	$(15,322,801)	(2,214,001)	$(22,569,481)

Inflation-Protected and Income Fund Service Class
Sold	556,761	$5,721,767	363,650	$3,693,995
Issued as reinvestment of dividends	98,067	1,014,617	51,277	512,261
Redeemed	(861,017)	(8,847,076)	(697,048)	(7,053,177)

Net increase (decrease)	(206,189)	$(2,110,692)	(282,121)	$(2,846,921)

Short-Duration Bond Fund Class II
Sold	8,113,707	$79,725,554	1,582,820	$15,630,609
Issued as reinvestment of dividends	382,932	3,741,339	383,289	3,766,756
Redeemed	(3,648,831)	(35,740,980)	(2,871,135)	(28,359,265)

Net increase (decrease)	4,847,808	$47,725,913	(905,026)	$(8,961,900)

Short-Duration Bond Fund Service Class I
Sold	1,611,348	$15,759,014	651,692	$6,426,885
Issued as reinvestment of dividends	57,403	560,359	51,783	508,301
Redeemed	(892,832)	(8,732,232)	(685,724)	(6,759,837)

Net increase (decrease)	775,919	$7,587,141	17,751	$175,349

Notes to Financial Statements (Continued)

	Year Ended December 31, 2016		Year Ended December 31, 2015

	Shares	Amount	Shares	Amount

Small Cap Equity Fund Initial Class
Sold	810,550	$6,946,646	294,879	$2,871,917
Issued as reinvestment of dividends	344,289	2,985,481	1,978,626	15,939,017
Redeemed	(1,650,378)	(14,045,628)	(1,279,524)	(12,685,331)

Net increase (decrease)	(495,539)	$(4,113,501)	993,981	$6,125,603

Small Cap Equity Fund Service Class
Sold	196,340	$1,662,742	288,567	$2,825,692
Issued as reinvestment of dividends	42,763	365,594	229,904	1,827,194
Redeemed	(182,294)	(1,519,077)	(91,788)	(906,991)

Net increase (decrease)	56,809	$509,259	426,683	$3,745,895

Special Situations Fund Class II*
Sold	-	$-	1,990,000	$19,900,000
Issued as reinvestment of dividends	11,263	110,492	591	4,967
Redeemed	-	-	-	-

Net increase (decrease)	11,263	$110,492	1,990,591	$19,904,967

Special Situations Fund Service Class I*
Sold	16,009	$140,095	21,754	$199,585
Issued as reinvestment of dividends	144	1,404	-	-
Redeemed	(897)	(8,232)	(6)	(52)

Net increase (decrease)	15,256	$133,267	21,748	$199,533

Strategic Emerging Markets Fund Class II
Sold	1,403,238	$11,815,350	2,410,308	$22,158,133
Issued as reinvestment of dividends	44,808	401,484	137,633	1,066,654
Redeemed	(1,811,377)	(15,695,357)	(1,111,667)	(10,108,390)

Net increase (decrease)	(363,331)	$(3,478,523)	1,436,274	$13,116,397

Strategic Emerging Markets Fund Service Class I
Sold	288,730	$2,431,282	241,272	$2,171,162
Issued as reinvestment of dividends	2,531	22,753	10,034	78,067
Redeemed	(175,761)	(1,511,499)	(167,482)	(1,520,956)

Net increase (decrease)	115,500	$942,536	83,824	$728,273

*	Fund commenced operations on May 15, 2015.

Notes to Financial Statements (Continued)

6.	Federal Income Tax Information

At December 31, 2016, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Fund(s), as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Asset Momentum Fund	$21,429,964	$538,422	$(372,327)	$166,095
Dynamic Bond Fund	429,422,408	3,345,272	(10,568,767)	(7,223,495)
Equity Rotation Fund	19,669,229	3,980,486	(328,242)	3,652,244
High Yield Fund	123,224,270	5,463,390	(4,219,778)	1,243,612
Inflation-Protected and Income Fund	743,802,863	8,763,394	(10,910,026)	(2,146,632)
Short-Duration Bond Fund	235,914,745	2,385,424	(4,383,484)	(1,998,060)
Small Cap Equity Fund	95,414,858	24,515,885	(1,805,842)	22,710,043
Special Situations Fund	17,845,799	2,354,212	(385,916)	1,968,296
Strategic Emerging Markets Fund	99,500,817	8,849,700	(10,508,629)	(1,658,929)

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

At December 31, 2016, for federal income tax purposes, there were no unused capital losses.

At December 31, 2016, the following Fund(s) had post-enactment accumulated capital loss carryforwards:

	Short Term Capital Loss Carryforward	Long Term Capital Loss Carryforward
Equity Rotation Fund	$947,113	$67,116
High Yield Fund	1,782,122	3,597,135
Inflation-Protected and Income Fund	1,113,437	2,670,484
Short-Duration Bond Fund	-	2,992,400
Special Situations Fund	2,340,615	123,693
Strategic Emerging Markets Fund	4,346,122	8,984,330

Net capital loss carryforwards for the Fund(s) shown in the above table are from post-enactment years and are, therefore, not subject to the eight-year carryforward period and possible expiration.

Generally accepted accounting principles in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

Notes to Financial Statements (Continued)

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2016, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Asset Momentum Fund	$148,158	$-	$-
Dynamic Bond Fund	12,446,237	-	-
Equity Rotation Fund	261,427	-	-
High Yield Fund	10,177,247	-	-
Inflation-Protected and Income Fund	10,092,229	-	-
Short-Duration Bond Fund	4,301,698	-	-
Small Cap Equity Fund	1,043,899	2,307,176	-
Special Situations Fund	76,278	-	35,618
Strategic Emerging Markets Fund	424,237	-	-

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2015, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Asset Momentum Fund	$1,117	$-	$14,648
Dynamic Bond Fund	6,373,954	-	-
Equity Rotation Fund	132,402	-	11,594
High Yield Fund	10,031,031	331,142	26,119
Inflation-Protected and Income Fund	5,033,482	-	-
Short-Duration Bond Fund	4,275,057	-	-
Small Cap Equity Fund	906,452	16,859,759	-
Special Situations Fund	-	-	4,967
Strategic Emerging Markets Fund	1,144,721	-	-

The following Fund(s) have elected to pass through the foreign tax credit for the year ended December 31, 2016:

Amount
Strategic Emerging Markets Fund	$115,234

Capital accounts within the financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At December 31, 2016, temporary book and tax accounting differences were primarily attributable to investments in forward contracts, futures contracts, options contracts, swap agreements, premium amortization accruals, passive foreign investment companies, non-taxable dividends basis adjustments, the deferral of wash sale losses, and deferred Trustee compensation.

Notes to Financial Statements (Continued)

At December 31, 2016, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Asset Momentum Fund	$76,241	$477,709	$(711)	$144,666
Dynamic Bond Fund	2,142,034	573,480	(14,837)	(7,223,494)
Equity Rotation Fund	755	(1,014,229)	(723)	3,652,244
High Yield Fund	86,450	(5,379,257)	(16,787)	1,243,612
Inflation-Protected and Income Fund	580,281	(3,783,921)	19,863	(1,771,005)
Short-Duration Bond Fund	446,042	(2,992,400)	(29,547)	(1,998,060)
Small Cap Equity Fund	1,270,461	4,523,958	(30,299)	22,710,044
Special Situations Fund	-	(2,464,308)	(661)	1,968,296
Strategic Emerging Markets Fund	81,599	(13,330,452)	(9,419)	(1,694,431)

During the year ended December 31, 2016, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
Asset Momentum Fund	$-	$(76,267)	$76,267
Dynamic Bond Fund	541,340	792,196	(1,333,536)
Equity Rotation Fund	(203)	107	96
High Yield Fund	5	308,922	(308,927)
Inflation-Protected and Income Fund	14	(1,879,719)	1,879,705
Short-Duration Bond Fund	6	(1,121,123)	1,121,117
Small Cap Equity Fund	(268)	(34,838)	35,106
Special Situations Fund	(38,385)	2,385	36,000
Strategic Emerging Markets Fund	2	69,281	(69,283)

The Funds did not have any unrecognized tax benefits at December 31, 2016, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended December 31, 2016, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years, or the returns filed to date for Funds in existence less than three years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

7.	Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

Notes to Financial Statements (Continued)

8.	New Accounting Pronouncements

In November 2016, The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2016-18, “Statement of Cash Flows (Topic 230), Restricted Cash, a consensus of the FASB’s Emerging Issues Task Force” (“ASU 2016-18”). ASU 2016-18 requires that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Therefore, amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. The amendments in ASU 2016-18 do not provide a definition of restricted cash or restricted cash equivalents. ASU 2016-18 is effective for interim and annual reporting periods beginning after December 15, 2017. Management is currently evaluating the implications of these changes and their impact on the financial statements.

9.	Legal Proceedings

On December 7, 2010, the Trust was named as a defendant and putative member of the proposed defendant class of shareholders named in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Official Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The proceeding relates to a leveraged buyout (“LBO”) transaction by which Tribune Company converted to a privately-held company in 2007, and the putative defendant class is comprised of beneficial owners of shares of Tribune Company who received proceeds (the “Proceeds”) of the LBO. The Official Committee seeks to recover payments of those Proceeds.

The potential amount sought to be recovered from the Small Cap Equity Fund, plus interest and the Official Committee’s court costs, is approximately $93,500.

The Fund cannot predict the outcome of this proceeding. Accordingly, the Fund has not accrued any amounts related to this proceeding. If the proceeding were to be decided in a manner adverse to the Fund, or if the Fund was to enter into a settlement agreement with the Official Committee, the payment of such judgment or settlement could potentially have a material adverse effect on the Fund’s net asset value depending on the net assets of the Fund at the time of such judgment or settlement.

10.	Subsequent Events

In preparation of these financial statements, management has evaluated the events and transactions subsequent to December 31, 2016, through the date when the financial statements were issued, and determined that there are no subsequent events or transactions that would require adjustments to or disclosures in the Funds’ financial statements other than those disclosed below.

Elaine A. Sarsynski resigned as a Trustee of the Trust effective as of February 1, 2017.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MML Series Investment Fund II and Shareholders of MML Asset Momentum Fund, MML Dynamic Bond Fund, MML Equity Rotation Fund, MML High Yield Fund, MML Inflation-Protected and Income Fund, MML Short-Duration Bond Fund, MML Small Cap Equity Fund, MML Special Situations Fund, and MML Strategic Emerging Markets Fund (collectively, the “Funds”):

We have audited the accompanying statements of assets and liabilities of the Funds, including the portfolios of investments, as of December 31, 2016, and the related statements of operations for the year then ended, the statement of cash flows for the MML Inflation-Protected and Income Fund for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2016, the results of their operations for the year then ended, the cash flows of the MML Inflation-Protected and Income Fund for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston Massachusetts

February 21, 2017

Trustees and Officers (Unaudited)

The following table lists the Trust’s Trustees and Officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statements of Additional Information include additional information about the Trust’s Trustees and are available, without charge, upon request by calling 1-888-309-3539 or by writing MML Series Investment Fund II, c/o Massachusetts Mutual Life Insurance Company, 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981, Attention: MassMutual U.S. Product and Marketing.

Disinterested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Allan W. Blair Age: 68	Trustee	Since 2012	Retired; President and Chief Executive Officer (1996-2014), Economic Development Council of Western Massachusetts (non-profit development company); President and Chief Executive Officer (1984-2014), Westover Metropolitan Development Corporation (quasi-public development company).	94	Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Nabil N. El-Hage Age: 58	Trustee Chairman	Since 2005 (2006-2012)	Founder and sole member of PR Academy of Executive Education, LLC (since 2016); Chairman (2011-2016), Academy of Executive Education, LLC (predecessor to PR Academy of Executive Education, LLC).	94	Director (2011-2015), Argo Group International Holdings, Ltd. (underwriter of specialty insurance and reinsurance products); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company).

Maria D. Furman Age: 62	Trustee	Since 2005	Retired.	94	Trustee (since 2011), GMO Series Trust (open-end investment company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

R. Alan Hunter, Jr. Age: 70	Chairperson Trustee	Since 2016 Since 2012	Retired.	94	Director (since 2007), Actuant Corporation (diversified industrial company); Chairperson (since 2016), Trustee (since 2003), MassMutual Select Funds (open-end investment company); Chairperson (since 2016), Trustee (since 2003), MML Series Investment Fund (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
C. Ann Merrifield Age: 65	Trustee	Since 2005	Retired; President and Chief Executive Officer (2012-2014), PathoGenetix (genomics company).	94	Director (since 2015), Juniper Pharmaceuticals Inc. (specialty pharmaceutical company); Director (since 2014), Flexion Therapeutics (specialty pharmaceutical company); Director (since 2014), InVivo Therapeutics (research and clinical-stage biomaterials and biotechnology company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

Susan B. Sweeney Age: 64	Trustee	Since 2012	Retired; Senior Vice President and Chief Investment Officer (2010-2014), Selective Insurance Group (property and casualty company.	96^	Trustee (since 2012), Barings Corporate Investors (closed-end investment company); Trustee (since 2012), Barings Participation Investors (closed-end investment company); Trustee (since 2009), MassMutual Select Funds (open-end investment company); Trustee (since 2009), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Interested Trustee

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Robert E. Joyal^^ Age: 71	Trustee	Since 2012	Retired.	96^	Director (since 2013), Leucadia National Corporation (holding company); Director (since 2012), Ormat Technologies, Inc. (provider of alternative and renewable energy technology); Director (2006-2014), Jefferies Group LLC (investment bank); Trustee (since 2003), Barings Corporate Investors (closed-end investment company); Trustee (since 2003), Barings Participation Investors (closed-end investment company); Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Trustees and Officers (Unaudited) (Continued)

Principal Officers who are Not Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Michael C. Eldredge Age: 52	Vice President	Since 2009	Head of Asset Allocation Funds (since 2016), portfolio manager (2014-2016), Head of Investments (2014-2016), MML Advisers; Vice President (since 2008), MassMutual; Vice President (since 2009), MassMutual Select Funds (open-end investment company); Vice President (since 2009), MML Series Investment Fund (open-end investment company); Vice President (since 2009), MassMutual Premier Funds (open-end investment company).	94

Andrew M. Goldberg Age: 50	Vice President, Secretary, and Chief Legal Officer Assistant Clerk	Since 2008 (2005- 2008)	Assistant Vice President and Counsel (since 2004), MassMutual; Secretary (since 2015), Assistant Secretary (2013-2015), MML Advisers; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MassMutual Select Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Secretary, (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company).	94

Brian K. Haendiges Age: 56	President Vice President	Since 2016 (2014- 2016)	Vice President (since 2014) MML Advisers; Senior Vice President (since 2014), Vice President (2010-2014), MassMutual; Vice President (since 2014), MassMutual Select Funds (open-end investment company); President (since 2016), Vice President (2014-2016), MML Series Investment Fund (open-end investment company); Vice President (since 2014), MassMutual Premier Funds (open-end investment company).	94

Renee Hitchcock Age: 46	Chief Financial Officer and Treasurer Assistant Treasurer	Since 2016 2007- 2016	Assistant Vice President (since 2015), Director (2007-2015), MassMutual; Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Premier Funds (open-end investment company).	94

Douglas Steele Age: 41	Vice President	Since 2016	Head of Investment Due Diligence (since 2016), MML Advisers; Assistant Vice President (since 2013), Investment Director (2005-2013), MassMutual; Vice President (since 2016), MassMutual Select Funds (open-end investment company); Vice President (since 2016), MML Series Investment Fund (open-end investment company); Vice President (since 2016), MassMutual Premier Funds (open-end investment company).	94

Philip S. Wellman Age: 52	Vice President and Chief Compliance Officer	Since 2007	Vice President and Chief Compliance Officer (since 2013), MML Advisers; Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (since 2014), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds and Investment Advisory) (2008-2014), MassMutual; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company).	94

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Eric H. Wietsma Age: 50	Vice President	Since 2006	Director and President (since 2013), MML Advisers; Senior Vice President (since 2010), MassMutual; President (since 2008), Vice President (2006-2008), MassMutual Select Funds (open-end investment company); Vice President (since 2006), MML Series Investment Fund (open-end investment company); President (since 2008), Vice President (2006-2008), MassMutual Premier Funds (open-end investment company).	94

Tina Wilson Age: 46	Vice President	Since 2016	Vice President and Head of Investments (since 2016), MML Advisers; Senior Vice President (since 2014), Vice President (2009-2014), MassMutual; Vice President (since 2016), MassMutual Select Funds (open-end investment company); Vice President (since 2016), MML Series Investment Fund (open-end investment company); Vice President (since 2016), MassMutual Premier Funds (open-end investment company).	94

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 100 Bright Meadow Blvd., Enfield, CT 06082-1981.

**	Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-two years.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified. The Chairperson shall hold office at the pleasure of the Trustees.

^	Barings Participation Investors and Barings Corporate Investors are deemed to be a part of the Fund Complex, because they are managed by Barings LLC (formerly known as Babson Capital Management LLC), an affiliate of MML Advisers.

^^	Mr. Joyal is an “Interested Person,” as that term is defined in the 1940 Act, through his position as a director of Leucadia National Corporation, which controls Jefferies Group LLC, a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MML Advisers or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MML Advisers has brokerage placement discretion.

#	The President, Treasurer, and Secretary and such other officers as the Trustees may in their discretion from time to time elect are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each officer shall hold office at the pleasure of the Trustees.

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)’ year ended December 31, 2016, qualified for the dividends received deduction, as follows:

Dividends Received Deductions
Asset Momentum Fund	24.16%
Equity Rotation Fund	100.00%
Short-Duration Bond Fund	0.10%
Small Cap Equity Fund	87.55%
Special Situations Fund	100.00%
Strategic Emerging Markets Fund	9.34%

For the year ended December 31, 2016, the following Fund(s) earned the following foreign sources of income:

Amount
Strategic Emerging Markets Fund	$1,537,506

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser and subadvisers use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission’s (“SEC”) EDGAR database on its website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s EDGAR database on its website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other Information (Unaudited)

Fund Expenses December 31, 2016

Expense Examples:

The following information is in regards to expenses for the six months ended December 31, 2016:

As a shareholder of the Funds, you incur ongoing costs, including advisory fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended December 31, 2016.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Asset Momentum Fund
Class II	$1,000	0.80%	$1,060.40	$4.14	$1,021.10	$4.06
Service Class I	1,000	1.05%	1,059.20	5.43	1,019.90	5.33
Dynamic Bond Fund
Class II	1,000	0.59%	993.40	2.96	1,022.20	3.00
Service Class I	1,000	0.84%	992.80	4.21	1,020.90	4.27
Equity Rotation Fund
Class II	1,000	0.65%	1,155.70	3.52	1,021.90	3.30
Service Class I	1,000	0.90%	1,154.40	4.87	1,020.60	4.57
High Yield Fund
Class II	1,000	0.74%	1,082.70	3.87	1,021.40	3.76
Service Class I	1,000	0.99%	1,081.10	5.18	1,020.20	5.03
Inflation-Protected and Income Fund
Initial Class	1,000	0.60%	987.40	3.00	1,022.10	3.05
Service Class	1,000	0.85%	985.80	4.24	1,020.90	4.32

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Short-Duration Bond Fund
Class II	$1,000	0.55%	$1,004.50	$2.77	$1,022.40	$2.80
Service Class I	1,000	0.80%	1,003.60	4.03	1,021.10	4.06
Small Cap Equity Fund
Initial Class	1,000	0.72%	1,148.10	3.89	1,021.50	3.66
Service Class	1,000	0.97%	1,146.70	5.23	1,020.30	4.93
Special Situations Fund
Class II	1,000	0.80%	1,099.70	4.22	1,021.10	4.06
Service Class I	1,000	1.05%	1,098.00	5.54	1,019.90	5.33
Strategic Emerging Markets Fund
Class II	1,000	1.40%	1,028.30	7.14	1,018.10	7.10
Service Class I	1,000	1.65%	1,026.00	8.40	1,016.80	8.36

*	Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2016, multiplied by the average account value over the period, multiplied by 184 days in the period, divided by 366 days in the year, unless stated otherwise. The annualized expense ratio does not reflect expenses deducted under the variable life insurance or variable annuity contract through which the Funds are invested in. Inclusion of these expenses would increase the annualized expense ratios shown.

Underwriter:

MML Distributors, LLC

100 Bright Meadow Blvd.

Enfield, CT 06082-1981

© 2017 Massachusetts Mutual Life Insurance Company, Springfield, MA 01111-0001. All rights reserved. www.massmutual.com. MassMutual Financial Group is a marketing name for Massachusetts Mutual Life Insurance Company (MassMutual) and its affiliated companies and sales representatives. Investment Adviser: MML Investment Advisers, LLC	RS-41647-00

Item 2. Code of Ethics.

As of December 31, 2016, the Registrant adopted a Code of Ethics that applies to the Principal Executive Officer and Principal Financial Officer pursuant to the Sarbanes-Oxley Act of 2002. For the year ended December 31, 2016, there were no reportable amendments to a provision of the Code of Ethics. A copy of its Code of Ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Susan B. Sweeney and Nabil N. El-Hage, both members of the Audit Committee, are audit committee financial experts as defined by the Securities and Exchange Commission (the “SEC”). Ms. Sweeney and Mr. El-Hage are both “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

References below to Deloitte & Touche LLP include its affiliates where applicable.

(a)

AUDIT FEES: The aggregate fees billed to the Registrant for professional services rendered by its independent auditors, Deloitte & Touche LLP, for the audit of the Registrant’s annual financial statements for the fiscal years ended 2016 and 2015 were $396,013 and $405,930, respectively.

(b)

AUDIT RELATED FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for the fiscal years ended 2016 and 2015. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2016 and 2015.

(c)

TAX FEES: The aggregate fees billed to the Registrant for professional services rendered by Deloitte & Touche LLP for the review of Form 1120-RIC, Form 8613, excise distribution projections, distribution calculation and reasonable out of pocket expenses for the fiscal years ended 2016 and 2015 were $79,857 and $85,057, respectively. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2016 and 2015.

(d)

ALL OTHER FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for the fiscal years ended 2016 and 2015. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2016 and 2015.

(e)

(1) AUDIT COMMITTEE PRE-APPROVAL POLICY: All services to be performed for the Registrant by Deloitte & Touche LLP must be pre-approved by the audit committee. All services performed during the fiscal years ended 2016 and 2015 were pre-approved by the committee.

(2) Not applicable.

(f)	Not applicable.
(g)

The aggregate non-audit fees billed by Deloitte & Touche LLP for services rendered to the Registrant, the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant, for the fiscal years ended 2016 and 2015 were $7,270,391 and $698,822, respectively.

(h)

The audit committee considers whether the provision of non-audit services by Deloitte & Touche LLP to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining Deloitte & Touche LLP’s independence.

*	Refers to fees that were required to be approved by the audit committee for services that relate directly to the operations and financial reporting of the Registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Investments.

Please see portfolio of investments contained in the Reports to Stockholders included under Item 1 of this form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the SEC’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics (Item 2) is attached.

(a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99CERT.

(a)(3) Not applicable to this filing.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the 1940 Act (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    MML Series Investment Fund II

By (Signature and Title)        /s/ Brian Haendiges

                                              Brian Haendiges, President and Principal Executive Officer

Date      2/21/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)        /s/ Brian Haendiges

                                              Brian Haendiges, President and Principal Executive Officer

Date      2/21/17

By (Signature and Title)        /s/ Renee Hitchcock

                                              Renee Hitchcock, Treasurer and Principal Financial Officer

Date      2/21/17